OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                        Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through December 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2008

        Note: On November 9, 2007, Pioneer America Income VCT Portfolio was reorganized into Pioneer Bond VCT Portfolio.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s

Pioneer Bond VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          21
  Notes to Financial Statements                 26
  Report of Independent Registered Public
    Accounting Firm                             30
  Trustees, Officers and Service Providers      32

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities              48.0%
U.S. Corporate Bonds                    30.7%
Collateralized Mortgage Obligations     10.6%
Senior Floating Rate Loans               3.8%
Asset Backed Securities                  3.0%
Municipal Bonds                          1.1%
Temporary Cash Investments               0.9%
Convertible Corporate Bonds              0.7%
Convertible Preferred Stocks             0.6%
Foreign Government Bonds                 0.6%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                  1.8%
AA                   3.7%
A                    9.7%
BBB                 12.9%
BB                   7.9%
B & Lower            3.4%
Commercial Paper     0.4%
Treasury/Agency     60.2%

Five Largest Holdings
(As a percentage of total long-term holdings)*

1.     Fannie Mae- Aces, 6.3%,
         4/25/19                            2.21%
2.     U.S. Treasury Bonds, 6.25%,
         8/15/23                            1.86
3.     Federal National Mortgage
         Association, 4.79%, 12/1/12        1.77
4.     Federal National Mortgage
         Association, 5.0%, 3/1/33          1.66
5.     Federal National Mortgage
         Association, 5.0%, 12/1/17         1.35

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/08       12/31/07
  Class I                     $ 10.24        $ 10.87
  Class II                    $ 10.24        $ 10.87

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/08 - 12/31/08           Income         Capital Gains     Capital Gains
  Class I                   $ 0.5672       $  -              $  -
  Class II                  $ 0.5410       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

          Pioneer Bond VCT      Pioneer Bond VCT        Barclays Capital
         Portfolio, Class I    Portfolio, Class II    Aggregate Bond Index

 12-98        $10,000                $10,000                $10,000
                9,601                  9,577                  9,918
 12-00         10,733                 10,680                 11,071
               11,514                 11,429                 12,006
 12-02         12,411                 12,288                 13,237
               12,818                 12,660                 13,780
 12-04         13,269                 13,072                 14,378
               13,618                 13,382                 14,727
 12-06         14,256                 13,974                 15,365
               15,189                 14,852                 16,436
 12-08         15,093                 14,722                 17,297

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2008)

----------------------------------
             Class I     Class II*
----------------------------------
10 Years      4.20%        3.94%
5 Years       3.32%        3.06%
1 Year       -0.64%       -0.88%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008

       Share Class                                   I              II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $   977.95       $   976.84
       Expenses Paid During Period*            $     3.08       $     4.32

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008

       Share Class                                   I              II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000,00
       Ending Account Value on 12/31/08        $ 1,022.02       $ 1,020.76
       Expenses Paid During Period*            $     3.15       $     4.42

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.87% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The year 2008 was a very difficult period for investing in corporate bonds or other fixed-income securities with credit risk, as worried investors sought out the highest-quality securities when economic growth slowed and a credit crisis widened. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during the 12 months ended December 31, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q.   How did the Portfolio perform over the 12 months ended December 31, 2008?

A: Pioneer Bond VCT Portfolio's Class I shares returned -0.64% at net asset value, during the 12 months ending December 31, 2008, and Class II shares returned -0.88%. Over the same period, the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index returned 5.24%, while the Barclays Capital Government/Credit Bond Index returned 5.70%. Over the same 12 months, the average return of the 39 variable portfolios in Lipper's Corporate Debt, A-Rated category was -5.23%. On December 31, 2008, the 30-day SEC yield of the Portfolio's Class I shares was 6.59%.

Q. What were the principal factors affecting the Portfolio's performance during the 12 months ended December 31, 2008?

A: The year presented very difficult challenges for any portfolio investing in corporate debt. Investors fled to the highest-quality securities amid fears that the economy would continue to deteriorate. Such fears were exacerbated as a worsening crisis in credit markets sharply restricted lending activity, choking corporate investments and consumer spending. The problems, which first appeared in 2007, worsened considerably during 2008 as unemployment rose, manufacturing activity weakened, housing values declined and consumer spending fell. Many observers had hoped that the economic slowdown would not lead to recession, but those hopes were crushed in September 2008 when investment bank Lehman Brothers was forced into bankruptcy and several other major financial institutions required emergency government rescues because of their exposures to deteriorating credit. Stocks and corporate bond prices fell precipitously in the final months of the year, particularly in October and November, as major commercial and investment banks teetered on the edge of collapse, economic production contracted and consumer spending plummeted. In response to all these developments, the U.S. government acted aggressively. The Federal Reserve Board (the Fed) lowered short-term interest rates nearly to zero while making other policy changes to inject liquidity into the financial system. Congress and the Bush administration agreed upon a $700 billion financial rescue plan and the incoming Obama administration began preparing an additional economic stimulus plan for consideration in 2009. As the economic outlook continued to deteriorate, the yield spreads between corporate bonds and U.S. Treasury obligations widened, particularly in the final six months of the year ended December 31, 2008, as investors bid up Treasury prices while trying to avoid investments with credit risk. Government agency mortgages trailed Treasuries, but outperformed investment-grade corporates, which in turn fared better than high-yield bonds.

     In this environment, the Portfolio underperformed the more passive Barclays indices, primarily because of its investments in high-yield bonds and bank loans, as the Barclays indices had little or no exposure to high-yield debt. However, the Portfolio substantially outperformed its Lipper peer group average.

Q.   How did you position the Portfolio during the year ended December 31, 2008?

A: Throughout most of the year, we focused on government-agency mortgage-backed securities, principally investing in Ginnie Mae, Fannie Mae and Freddie Mac mortgages. We emphasized agency mortgage-backed securities because of their high quality and superior yields to Treasuries. They also carried significantly less credit risk than corporate debt. The Portfolio had a relatively small position in Treasuries because we thought they were overpriced. As the year progressed and corporate bonds underperformed, we began building the Portfolio's positions in corporate securities, primarily investment-grade debt, where we saw appealing values, especially in light of our assessment of the relative risks. We also established a Portfolio position in non-government agency residential mortgages, where we saw market values falling to extraordinarily low levels that were inconsistent with the default records of those mortgages.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At the end of the year, slightly more than half of the Portfolio's assets remained invested in government-agency mortgages, while about 11% of assets were invested in high-yield corporate debt instruments, including bank loans. At December 31, 2008, the average credit quality of Portfolio holdings was AA-. We kept the average effective duration of the Portfolio - which is a measure of price risk from changes in interest rates - relatively low, at 3.81 years, as we saw little value in investing in longer-maturity bonds when Treasury yields had fallen to extremely low absolute levels.

Q: What types of investments had the greatest influence on the Portfolio's performance during the fiscal year ended December 31, 2008?

A: The Portfolio's exposure to high-yield debt was the principal factor resulting in its underperformance relative to the Barclays bond indices. Investments in both high-yield and investment-grade corporate bonds held back the Portfolio's relative results, especially in the final quarter of 2008 when corporate bond values plummeted. Security selection also hurt the Portfolio's performance, as several of our holdings underperformed despite continuing to meet all their debt obligations. In addition, the Portfolio's underweighted position in Treasuries, combined with our short duration positioning for the Portfolio, held back relative performance as Treasuries continued to rally at the end of the year during the flight toward higher-quality investments.

     Among the investments that detracted from the Portfolio's results during the 12-month period included: the securities of American General Finance, a subsidiary of American International Group (AIG); Forest City Enterprises, a real estate developer; and Sallie Mae, a student loan provider. Asset-backed securities of Domino's, the pizza chain, also underperformed. All of the securities continued to meet their debt obligations during the period, however. We also had a very small position in Washington Mutual, which defaulted when the banking company failed, but that investment had a negligible impact on overall Portfolio performance.

     We did, however, see good performance from several selections in the Portfolio. The stronger performers included: bonds of Constellation Brands, a leading producer and marketer of wines, beer and spirits; and the bank loans to Talecris, a health care services company specializing in processing blood supplies.

Q:   What is your investment outlook?

A: As we look ahead at the start of 2009, the market prices of high-yield and investment-grade corporate debt are approaching Depression-like lows. However, we think the actions of the U.S. government show that officials are determined not to repeat the mistakes that preceded the Depression of the 1930s. The Fed has eased the flow of money into the credit markets, and the incoming administration has made it clear that stimulating the economy is more important than balancing the budget during a time of economic contraction.

     We think that one day we may look back and recognize that this was a period when there were extraordinary opportunities to invest in corporate debt and other securities whose prices reflected an extremely pessimistic view of the economy. We think many of the worst possible scenarios already are factored into the prices of investments such as corporate bonds, bank loans, non-agency mortgages and asset-backed debt. Given the extremely low valuations, we have been increasing the Portfolio's investments in investment-grade corporates, non-agency mortgages and some selective high-yield bonds, which we think have excellent potential once the economy starts to reverse its downslide and begins to recover.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                     Value
                                          CONVERTIBLE CORPORATE BONDS - 0.7%
                                          Consumer Services - 0.3%
                                          Casinos & Gaming - 0.3%
   181,000                  BB-/NR        Scientific Games Corp., 0.75%, 12/1/24                      $   156,791
                                                                                                      -----------
                                          Total Consumer Services                                     $   156,791
                                                                                                      -----------
                                          Banks - 0.1%
                                          Regional Banks - 0.1%
    95,000                  A-/A1         National City Corp., 4.0%, 2/1/11                           $    84,669
                                                                                                      -----------
                                          Total Banks                                                 $    84,669
                                                                                                      -----------
                                          Telecommunication Services - 0.3%
                                          Integrated Telecommunication Services - 0.3%
   230,000                  B+/B1         Qwest Communications International, 3.5%, 11/15/25          $   193,488
                                                                                                      -----------
                                          Total Telecommunication Services                            $   193,488
                                                                                                      -----------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $395,188)                                             $   434,948
                                                                                                      -----------
                                          CONVERTIBLE PREFERRED STOCKS - 0.6%
                                          Diversified Financials - 0.5%
                                          Diversified Financial Services - 0.5%
       475                                Bank of America Corp., 7.25%, 12/31/49                      $   308,750
                                                                                                      -----------
                                          Total Diversified Financials                                $   308,750
                                                                                                      -----------
                                          Insurance - 0.1%
                                          Life & Health Insurance - 0.1%
     4,800                                Delphi Financial Group, 7.376% 5/15/37                      $    57,840
                                                                                                      -----------
                                          Total Insurance                                             $    57,840
                                                                                                      -----------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS
                                          (Cost $455,877)                                             $   366,590
                                                                                                      -----------
                                          ASSET BACKED SECURITIES - 2.9%
                                          Materials - 0.0%
                                          Steel - 0.0%
    23,410    0.57          AAA/Aaa       CXHE 2006-A AV2, Floating Rate Note, 6/25/36                $    22,419
                                                                                                      -----------
                                          Total Materials                                             $    22,419
                                                                                                      -----------
                                          Consumer Services - 0.2%
                                          Restaurants - 0.2%
   200,000                  BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)     $   128,944
                                                                                                      -----------
                                          Total Consumer Services                                     $   128,944
                                                                                                      -----------
                                          Food & Drug Retailing - 0.1%
                                          Food Retail - 0.1%
   155,000                  BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37            $    62,000
                                                                                                      -----------
                                          Total Food & Drug Retailing                                 $    62,000
                                                                                                      -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                                 Value
                                          Banks - 1.8%
                                          Thrifts & Mortgage Finance - 1.8%
   100,000    0.57          AAA/Aaa       Carrington Mortgage, Floating Rate Note, 10/25/36                       $    84,851
   109,896    0.62          AAA/Aaa       CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                             81,794
    48,336                  AAA/Aaa       Countrywide Asset Backed Certificates, 5.069%, 2/25/36                       44,498
   120,000    0.98          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 11/25/35         103,506
   223,000    0.89          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 8/25/35          203,687
    75,000    0.93          AA+/Aa1       Countrywide Asset Backed Certificates, Floating Rate Note, 10/25/35          61,637
   183,591    0.76          AAA/Aaa       FBR Securitization Trust, Floating Rate Note, 9/25/35                       156,096
    50,054    0.58          AAA/Aaa       Fremont Home Loan Trust, Floating Rate Note, 2/25/36                         45,427
    46,899                  AAA/Aaa       Lehman XS Trust, 3.34875%, 5/25/46                                           46,212
   136,665                  A/Baa1        Local Insight Media Finance Ll, 5.88%, 10/23/37                             102,349
   110,468    0.52          AAA/Aaa       Morgan Stanley Ixis Real Estate, Floating Rate Note, 11/25/36               104,721
   117,788    0.00          AAA/Aaa       SASC 2007-BC4 A3, Floating Rate Note, 11/25/37                              105,196
                                                                                                                  -----------
                                                                                                                  $ 1,139,974
                                                                                                                  -----------
                                          Total Banks                                                             $ 1,139,974
                                                                                                                  -----------
                                          Diversified Financials - 0.8%
                                          Consumer Finance - 0.3%
    89,092    0.00          AAA/Aaa       Nomura Home Equity Trust, Floating Rate Note, 3/25/36                   $    84,626
   100,000    0.91          AA+/Aa1       RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                                77,431
                                                                                                                  -----------
                                                                                                                  $   162,057
                                                                                                                  -----------
                                          Diversified Financial Services - 0.1%
    27,000    0.91          AA/Aa2        Asset Backed Securities Corp., Floating Rate Note, 4/25/35              $    22,383
    46,597    0.66          AAA/Aaa       FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                                35,283
    14,151    1.01          AAA/Aaa       First Franklin Mortgage Loan Asset Backed Certificate, Floating Rate
                                          Note, 9/24/34                                                                11,633
                                                                                                                  -----------
                                                                                                                  $    69,299
                                                                                                                  -----------
                                          Investment Banking & Brokerage - 0.3%
    65,805    2.73          AAA/Aaa       GSAMP Trust, Floating Rate Note, 11/25/35                               $    60,566
    77,786    2.91          A/Aa2         GSAMP Trust, Floating Rate Note, 3/25/35                                     71,547
   110,000    2.64          AAA/B2        MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                               74,516
                                                                                                                  -----------
                                                                                                                  $   206,629
                                                                                                                  -----------
                                          Specialized Finance - 0.1%
    70,000    0.00          AAA/Aaa       SLMA 2004-10 A6B, Floating Rate Note, 4/27/26                           $    54,600
                                                                                                                  -----------
                                          Total Diversified Financials                                            $   492,585
                                                                                                                  -----------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $2,108,948)                                                       $ 1,845,922
                                                                                                                  -----------
                                          COLLATERALIZED MORTGAGE OBLIGATIONS - 10.5%
                                          Materials - 0.1%
                                          Steel - 0.1%
 9,242,642                  AAA/Aaa       MSDWC 2000-1345 X, 0.7259%, 9/3/15                                      $    90,987
                                                                                                                  -----------
                                          Total Materials                                                         $    90,987
                                                                                                                  -----------
                                          Banks - 5.0%
                                          Diversified Banks - 0.1%
    55,904                  AAA/Aa2       RALI 2005-QA10 A41, 5.7412%, 9/25/35                                    $    30,901
                                                                                                                  -----------

  The accompanying notes are an integral part of these financial statements.   7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                           Value
                                          Thrifts & Mortgage Finance - 4.9%
   160,000                  AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42        $   133,861
   306,669                  AAA/Ba1       Chase Mortgage Finance Corp., 5.5%, 5/25/37                           247,026
   264,011                  AAA/Aaa       Countrywide Alternative Loan Trust, 6.0%, 6/25/35                     166,162
   350,000                  AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41           289,219
   175,000                  AAA/Aaa       GS Mortgage Securities Corp. II, 7.12%, 11/18/29                      167,445
    74,489    2.87          NR/Aaa        IMPAC CMB Trust, Floating Rate Note, 11/25/35                          36,902
   200,000                  AAA/Aaa       JP Morgan Mortgage Trust, 4.5%, 8/25/19                               163,755
   264,183                  AAA/Aaa       JP Morgan Mortgage Trust, 6.0%, 8/25/34                               232,318
   100,000                  AAA/Aaa       JPMCC 2002-C3 B, 5.146%, 7/12/35                                       89,726
   100,000                  AAA/Aaa       JPMCC 2004-PNC1 A3, 5.299%, 6/12/41                                    90,379
    94,961                  AAA/Aaa       Master Asset Securitization Trust, 5.5%, 11/25/33                      83,267
   250,000    5.70          AAA/Aaa       SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49 (e)                    83,143
    60,000                  NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                       40,800
    40,000                  AA/Aa2        TSTAR 2006-1 B, 5.7467%, 10/15/36                                      24,394
   315,000                  AAA/Aaa       TSTAR 2006-1A A, 5.668%, 10/15/36                                     252,947
   400,000                  AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41             321,086
   134,983                  AAA/Aaa       WAMU Mortgage Pass-Through Certificate, 4.5%, 8/25/18                 106,450
   190,017    2.70          AAA/Aaa       WAMU Mortgage Pass-Through Certificate, Floating Rate Note,
                                          4/25/45                                                                89,704
   100,000                  AAA/Aaa       WBCMT 2003-C9 B, 5.109%, 12/15/35                                      87,091
   226,081                  AAA/NR        Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/20                213,929
   199,588                  NR/Aaa        Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                 144,951
    17,950                  AAA/Aaa       Wells Fargo Mortgage Backed Securities, 5.25, 12/25/33                 18,574
                                                                                                            -----------
                                                                                                            $ 3,083,129
                                                                                                            -----------
                                          Total Banks                                                       $ 3,114,030
                                                                                                            -----------
                                          Diversified Financials - 1.9%
                                          Diversified Financial Services - 1.9%
   143,215                  NR/Aaa        CMSI 2006-1 3A1, 5.0%, 2/25/36                                    $   108,503
    18,023                  AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18               17,595
    10,138    2.88          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34             5,031
   124,214    2.82          AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 5/25/36             88,177
   179,255                  AAA/NR        J.P. Morgan Alternative Loan Trust, 6.0%, 3/25/36                     131,431
   308,935                  AAA/AAA       Master Alternative Loans Trust, 6.0%, 7/25/34                         240,776
    40,997                  AAA/Aaa       Morgan Stanley Capital I, 5.25%, 12/25/17                              40,153
    14,968                  AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                14,140
    62,213    0.00          AAA/Aa3       Residential Accredit Loans, Inc., Floating Rate Note, 9/25/46          49,111
   159,725                  AAA/Aaa       Residential Funding Mortgage Securities I, 5.5%, 11/25/35             134,769
     5,650                  AAA/Aaa       Salomon Brothers Mortgage Securities, 8.0%, 9/25/30                     4,257
   450,000                  NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14                                     340,200
                                                                                                            -----------
                                                                                                            $ 1,174,143
                                                                                                            -----------
                                          Total Diversified Financials                                      $ 1,174,143
                                                                                                            -----------
                                          Real Estate - 0.4%
                                          Mortgage Real Estate Investment Trusts - 0.4%
   298,989                  AAA/Aaa       CS First Boston Mortgage Security, 3.5%, 7/25/18                  $   262,473
    32,860                  AA/Aa2        CS First Boston Mortgage Security, 7.0%, 5/25/32                       18,633
                                                                                                            -----------
                                                                                                            $   281,106
                                                                                                            -----------
                                          Total Real Estate                                                 $   281,106
                                                                                                            -----------

8   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                  Value
                                          Government - 3.1%
                                          Government - 3.1%
 1,281,596                  AAA/Aaa       Fannie Mae-Aces, 6.3%, 4/25/19                           $ 1,368,446
    50,567                  NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                         51,352
   150,000                  AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                   148,477
   350,000                  AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                   357,691
    41,718                  AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                    41,707
                                                                                                   -----------
                                                                                                   $ 1,967,673
                                                                                                   -----------
                                          Total Government                                         $ 1,967,673
                                                                                                   -----------
                                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                          (Cost $7,674,560)                                        $ 6,627,939
                                                                                                   -----------
                                          CORPORATE BONDS - 30.6%
                                          Energy - 3.3%
                                          Integrated Oil & Gas - 0.4%
    60,000                  BBB+/Baa1     Marathon Oil Corp., 5.9%, 3/15/18                        $    50,110
   215,000                  BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                                  184,364
                                                                                                   -----------
                                                                                                   $   234,474
                                                                                                   -----------
                                          Oil & Gas Drilling - 0.3%
   125,000                  BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                         $   101,250
   100,000                  BBB+/Baa2     Transocean Sedco, 1.625%, 12/15/37                            87,125
                                                                                                   -----------
                                                                                                   $   188,375
                                                                                                   -----------
                                          Oil & Gas Equipment & Services - 0.1%
   100,000    5.53          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)     $    50,090
                                                                                                   -----------
                                          Oil & Gas Exploration & Production - 0.4%
   135,000                  BBB/Baa2      Canadian National Resource, 5.9%, 2/1/18                 $   116,637
   148,927                  BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                     108,716
                                                                                                   -----------
                                                                                                   $   225,353
                                                                                                   -----------
                                          Oil & Gas Refining & Marketing - 0.3%
   200,000                  BBB/Baa1      Spectra Energy Capital, 6.2%, 4/15/18                    $   173,550
                                                                                                   -----------
                                          Oil & Gas Storage & Transportation - 1.8%
    50,000                  BBB-/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                    $    40,430
    90,000                  BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                           75,443
   125,000                  B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                       83,750
   250,000                  BBB/Baa2      Kinder Morgan Energy, 5.95%, 2/15/18 (b)                     213,366
   250,000                  BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                     237,255
   200,000                  BBB-/Baa3     Plains All America Pipeline, 6.125%, 1/15/17                 159,038
   265,000                  A-/A3         Questar Pipeline Co., 5.83%, 2/1/18                          244,965
   185,000                  BB/Ba1        Southern Union Co., 7.2%, 11/1/66                             63,825
                                                                                                   -----------
                                                                                                   $ 1,118,072
                                                                                                   -----------
                                          Total Energy                                             $ 1,989,914
                                                                                                   -----------
                                          Materials - 1.7%
                                          Aluminum - 0.3%
   285,000                  B/B3          Novelis, Inc., 7.25%, 2/15/15                            $   165,300
                                                                                                   -----------
                                          Commodity Chemicals - 0.1%
   135,000                  B+/Ba3        Nova Chemicals, Ltd., 6.5%, 1/15/12                      $    56,025
                                                                                                   -----------

  The accompanying notes are an integral part of these financial statements.   9

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                 Value
                                          Fertilizers & Agricultural Chemicals - 0.9%
   350,000                  BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                            $   335,037
   220,000                  A-/Baa1       Potash Corp. Saskatchewan, 4.875%, 3/1/13                   208,321
                                                                                                  -----------
                                                                                                  $   543,358
                                                                                                  -----------
                                          Steel - 0.4%
   260,000                  BBB+/Baa2     ArcelorMittal, 6.125%, 6/1/18                           $   178,037
    80,000                  BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                        64,056
                                                                                                  -----------
                                                                                                  $   242,093
                                                                                                  -----------
                                          Total Materials                                         $ 1,006,776
                                                                                                  -----------
                                          Capital Goods - 1.7%
                                          Aerospace & Defense - 0.3%
   190,000                  A+/A2         Boeing Co., 5.125%, 2/15/13                             $   189,816
                                                                                                  -----------
                                          Building Products - 0.2%
   220,000                  BB+/BBB-      C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49     $   104,683
                                                                                                  -----------
                                          Electrical Component & Equipment - 0.7%
   205,000                  BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15              $   164,000
   395,000                  BB-/Ba1       Belden CDT, Inc., 7.0%, 3/15/17                             296,250
                                                                                                  -----------
                                                                                                  $   460,250
                                                                                                  -----------
                                          Trading Companies & Distributors - 0.5%
   340,000                  BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                     $   302,264
   100,000                  BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                   40,480
                                                                                                  -----------
                                                                                                  $   342,744
                                                                                                  -----------
                                          Total Capital Goods                                     $ 1,097,493
                                                                                                  -----------
                                          Commercial Services & Supplies - 0.6%
                                          Office Services & Supplies - 0.6%
   365,000                  A/A1          Pitney Bowes, Inc., 5.6%, 3/15/18                       $   361,868
                                                                                                  -----------
                                          Total Commercial Services & Supplies                    $   361,868
                                                                                                  -----------
                                          Transportation - 1.1%
                                          Railroads - 1.1%
   135,000                  BBB/Baa1      Burlington Northern Santa Fe Corp., 5.75%, 3/15/08      $   130,137
    75,000                  BBB/Baa1      Burlington Northern Santa Fe Corp., 7.0%, 2/1/14             78,268
   235,000                  BB-/B1        Kansas City Southern Mex, 7.625%, 12/1/13                   192,700
   305,000                  BBB/Baa2      Union Pacific Corp., 5.7%, 8/15/18                          293,634
                                                                                                  -----------
                                                                                                  $   694,739
                                                                                                  -----------
                                          Total Transportation                                    $   694,739
                                                                                                  -----------
                                          Automobiles & Components - 0.2%
                                          Auto Parts & Equipment - 0.2%
   490,000                  B-/B3         Lear Corp., 8.75%, 12/1/16                              $   142,100
                                                                                                  -----------
                                          Total Automobiles & Components                          $   142,100
                                                                                                  -----------
                                          Consumer Durables & Apparel - 0.3%
                                          Household Appliances - 0.3%
   255,000                  BBB/Baa2      Whirlpool Corp., 5.5%, 3/1/13                           $   201,751
                                                                                                  -----------
                                          Total Consumer Durables & Apparel                       $   201,751
                                                                                                  -----------

10  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                            Value
                                          Consumer Services - 0.4%
                                          Education Services - 0.4%
   150,000                  AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13       $   147,968
   105,000                  AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37          113,374
                                                                                             -----------
                                                                                             $   261,342
                                                                                             -----------
                                          Total Consumer Services                            $   261,342
                                                                                             -----------
                                          Media - 0.6%
                                          Broadcasting - 0.2%
   165,000                  BBB+/Baa1     Grupo Televisa S.A., 6.0%, 5/15/18 (144A)          $   138,749
                                                                                             -----------
                                          Cable & Satellite - 0.4%
   100,000                  BBB/Baa2      British Sky Broadcasting, 6.1%, 2/15/18 (144A)     $    82,110
   135,000                  BBB+/Baa2     Comcast Corp., 5.3%, 1/15/14                           126,243
    35,000                  BBB+/Baa2     Time Warner Cable, Inc., 8.75, 2/14/19                  38,057
                                                                                             -----------
                                                                                             $   246,410
                                                                                             -----------
                                          Total Media                                        $   385,159
                                                                                             -----------
                                          Retailing - 0.3%
                                          Specialty Stores - 0.3%
   215,000                  B/B3          Sally Holdings, 9.25%, 11/15/14 (144A) (b)         $   184,900
                                                                                             -----------
                                          Total Retailing                                    $   184,900
                                                                                             -----------
                                          Food, Beverage & Tobacco - 1.7%
                                          Agricultural Products - 0.4%
   250,000                  A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                $   229,024
                                                                                             -----------
                                          Brewers - 0.4%
   280,000                  BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)           $   261,068
                                                                                             -----------
                                          Distillers & Vintners - 0.4%
   265,000                  BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14       $   251,750
                                                                                             -----------
                                          Soft Drinks - 0.4%
   280,000                  A/A2          Bottling Group LLC, 5.0%, 11/15/13                 $   273,501
                                                                                             -----------
                                          Tobacco - 0.1%
   100,000                  A/A3          UST, Inc., 5.75%, 3/1/18                           $    82,071
                                                                                             -----------
                                          Total Food, Beverage & Tobacco                     $ 1,097,414
                                                                                             -----------
                                          Health Care Equipment & Services - 0.6%
                                          Health Care Facilities - 0.3%
   235,000                  BB-/B2        HCA, Inc., 9.625%, 11/15/16                        $   183,300
                                                                                             -----------
                                          Managed Health Care - 0.3%
   195,000                  A-/Baa1       United Health Group, 4.875%, 2/15/13               $   182,057
                                                                                             -----------
                                          Total Health Care Equipment & Services             $   365,357
                                                                                             -----------
                                          Pharmaceuticals & Biotechnology - 0.5%
                                          Biotechnology - 0.5%
   335,000                  BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                    $   331,344
                                                                                             -----------
                                          Total Pharmaceuticals & Biotechnology              $   331,344
                                                                                             -----------
                                          Banks - 3.1%
                                          Diversified Banks - 1.0%
   220,000                  A+/Aa2        Barclays Plc, 6.05%, 12/4/17                       $   194,083
   210,000                  A+/A1         Wachovia Corp., 5.75%, 6/15/17                         209,022
   200,000                  AA/Aa1        Wells Fargo Co., 4.375%, 1/31/13                       195,843
                                                                                             -----------
                                                                                             $   598,948
                                                                                             -----------

 The accompanying notes are an integral part of these financial statements.   11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                 Value
                                          Regional Banks - 2.1%
   250,000                  A/A1          American Express Bank FSB, 5.5%, 4/16/13                $   236,810
    55,000                  A-/A2         Keycorp, 6.5%, 5/14/13                                       50,704
   145,000                  A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                        124,997
   250,000                  A+/A1         PNC Bank N.A., 6.0%, 12/7/17                                248,454
   100,000    8.25          A-/A3         PNC Funding Corp., Floating Rate Note, 5/29/49               80,579
   250,000                  BBB/Baa2      Sovereign Bancorp, 8.75%, 5/30/18                           246,984
   210,000                  A+/Aa3        Wachovia Bank N.A., 6.0%, 11/15/17                          202,718
   100,000                  A+/Aa2        Wells Fargo Capital, 9.75%, 12/29/49                        101,000
    45,000                  BBB/NR        Zions Bancorporation, 5.5%, 11/16/15                         31,824
                                                                                                  -----------
                                                                                                  $ 1,324,070
                                                                                                  -----------
                                          Total Banks                                             $ 1,923,018
                                                                                                  -----------
                                          Diversified Financials - 5.6%
                                          Asset Management & Custody Banks - 0.3%
   205,000                  A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                        $   181,649
                                                                                                  -----------
                                          Consumer Finance - 1.4%
   335,000                  BBB/Baa1      American General Finance, 6.9%, 12/15/17                $   144,979
   305,000                  A+/Aa3        American Honda Finance, 6.7%, 10/1/13 (144A)                307,443
   200,000                  A/A2          Caterpillar Financial, 7.05%, 10/1/18                       210,506
   415,000    4.00          BBB-/Baa2     SLM Corp., Floating Rate Note, 7/25/14                      209,255
                                                                                                  -----------
                                                                                                  $   872,183
                                                                                                  -----------
                                          Diversified Financial Services - 1.1%
   125,000    8.40          BBB/Baa2      Citigroup, Inc., Floating Rate Note, 4/29/49            $    82,536
   150,000                  A+/Aa2        JP Morgan Chase & Co., 6.0%, 1/15/18 (b)                    158,329
   400,000                  A-/A1         JP Morgan Chase & Co., 7.9%, 4/29/49                        332,732
    49,359                  BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)          48,351
   100,000                  BB/Baa2       TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                    48,000
    65,000                  BB/Baa2       TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                      33,800
                                                                                                  -----------
                                                                                                  $   703,748
                                                                                                  -----------
                                          Investment Banking & Brokerage - 1.3%
   790,000    5.79          BBB/A3        Goldman Sachs Capital, Floating Rate Note, 12/29/49     $   303,694
   200,000                  A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                          192,249
   380,000                  A/A2          Morgan Stanley Dean Witter, 6.625%, 4/1/18                  333,370
                                                                                                  -----------
                                                                                                  $   829,313
                                                                                                  -----------
                                          Specialized Finance - 1.5%
   320,000                  BBB+/Baa1     CIT Group, Inc., 7.625%, 11/30/12                       $   270,134
   371,849                  NR/Baa3       Coso Geothermal Power, 7.0%, 7/15/26 (144A)                 310,494
   155,000                  A-/Baa1       International Lease Finance Corp., 6.375%, 3/25/13          105,291
   180,000                  A+/A1         National Rural Utilities Corp., 5.45%, 2/1/18               159,824
    75,000                  A+/A1         National Rural Utilities Corp., 10.375%, 11/1/18             87,781
                                                                                                  -----------
                                                                                                  $   933,524
                                                                                                  -----------
                                          Total Diversified Financials                            $ 3,520,417
                                                                                                  -----------
                                          Insurance - 2.2%
                                          Life & Health Insurance - 0.7%
   295,000                  B+/B1         Presidential Life Corp., 7.875%, 2/15/09                $   277,669
   180,000                  A+/A3         Prudential Financial, 5.15%, 1/15/13                        146,205
                                                                                                  -----------
                                                                                                  $   423,874
                                                                                                  -----------

12  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                      Value
                                          Multi-Line Insurance - 0.4%
   275,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   $   131,143
   100,000                  BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                        93,637
    65,000    10.75         BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          35,750
                                                                                                       -----------
                                                                                                       $   260,530
                                                                                                       -----------
                                          Property & Casualty Insurance - 0.7%
     3,000     6.15         BB+/Ba2       Ambac Financial Group, Inc., Floating Rate Note, 2/15/37     $       300
   265,000                  BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                        159,000
   255,000                  BB/NR         Kingsway America, Inc., 7.5%, 2/1/14                             212,453
   140,000    14.00         A/Baa3        MBIA, Inc., Floating Rate Note, 1/15/33 (144A)                    71,400
                                                                                                       -----------
                                                                                                       $   443,153
                                                                                                       -----------
                                          Reinsurance - 0.4%
   145,000                  AAA/Aaa       Berkshire Hathway, Inc., 5.0%, 8/15/13                       $   147,500
   210,000                  BBB+/NR       Platinum Underwriters HD, 7.5%, 6/1/17                           136,319
                                                                                                       -----------
                                                                                                       $   283,819
                                                                                                       -----------
                                          Total Insurance                                              $ 1,411,376
                                                                                                       -----------
                                          Real Estate - 1.2%
                                          Diversified Real Estate Activities - 0.3%
   270,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18                             $   191,536
                                                                                                       -----------
                                          Real Estate Operating Companies - 0.2%
   250,000                  B+/B1         Forest City Enterprises, 6.5%, 2/1/17                        $    87,500
   150,000                  B+/B1         Forest City Enterprises, 7.625%, 6/1/15                           52,500
                                                                                                       -----------
                                                                                                       $   140,000
                                                                                                       -----------
                                          Retail Real Estate Investment Trusts - 0.3%
   185,000                  AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                     $   200,735
                                                                                                       -----------
                                          Specialized Real Estate Investment Trusts - 0.4%
   260,000                  BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                            $   175,054
    55,000                  BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15                       43,038
                                                                                                       -----------
                                                                                                       $   218,092
                                                                                                       -----------
                                          Total Real Estate                                            $   750,363
                                                                                                       -----------
                                          Software & Services - 0.4%
                                          Data Processing & Outsourced Services - 0.4%
   370,000                  B/B3          First Data Corp., 9.875%, 9/24/15 (144A)                     $   223,850
                                                                                                       -----------
                                          Total Software & Services                                    $   223,850
                                                                                                       -----------
                                          Technology Hardware & Equipment - 0.1%
                                          Electronic Equipment & Instruments - 0.1%
   135,000                  BBB-/Ba1      Agilent Technologies, Inc., 6.5%, 11/1/17                    $    92,799
                                                                                                       -----------
                                          Total Technology Hardware & Equipment                        $    92,799
                                                                                                       -----------
                                          Semiconductors - 0.2%
                                          Semiconductor Equipment - 0.2%
   200,000                  BBB/Baa1      KLA Instruments Corp., 6.9%, 5/1/18                          $   151,266
                                                                                                       -----------
                                          Total Semiconductors                                         $   151,266
                                                                                                       -----------

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                       Value
                                          Telecommunication Services - 0.9%
                                          Integrated Telecommunication Services - 0.9%
   155,000                  BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                  $   119,350
    10,000                  BBB/Baa2      Telecom Italia Capital, 4.875%, 10/1/10                             9,050
   175,000                  A/A3          Verizon Communications, Inc., 8.75%, 11/1/18                      205,314
   250,000                  BB/Ba3        Windstream Corp., 8.125%, 8/1/13                                  230,000
                                                                                                        -----------
                                                                                                        $   563,714
                                                                                                        -----------
                                          Total Telecommunication Services                              $   563,714
                                                                                                        -----------
                                          Utilities - 3.9%
                                          Electric Utilities - 2.5%
    30,000                  BBB+/Baa2     Commonwealth Edison, 6.15%, 9/15/17                           $    27,895
    96,283                  BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                       76,652
    90,000                  BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                                  81,253
   102,028                  BB-/Ba2       FPL Energy National Wind, 6.125%, 3/25/19 (144A)                   88,633
   148,056                  BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                   138,988
   200,000                  BBB+/Baa2     Israel Electric Corp., 7.25%, 1/15/19 (144A)                      186,530
    60,000                  BBB/Baa3      Nevada Power Co., 6.5%, 8/1/18                                     57,727
   315,000                  BBB+/Baa1     NY State Gas and Electric, 6.15%, 12/15/17 (144A)                 286,680
    46,019                  NR/NR         Orcal Geothermal, 6.21%, 12/30/20 (144A)                           51,696
   185,000                  BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                      150,545
    40,000                  A/A2          Southern California Edison Co., 5.75%, 3/15/14                     41,918
   235,000                  CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                   166,850
   225,000                  BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                              189,552
                                                                                                        -----------
                                                                                                        $ 1,544,919
                                                                                                        -----------
                                          Gas Utilities - 0.3%
   255,000                  A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                        $   170,873
                                                                                                        -----------
                                          Independent Power Producer & Energy Traders - 0.8%
   235,000                  BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                    $   192,700
   140,000                  BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                  107,150
   160,000                  BBB-/Baa3     Panoche Energy Center, 6.885%, 7/31/29 (144A)                     135,462
   142,087                  BB/Ba2        Tenaska Alabama, 7.0%, 6/30/21 (144A)                             111,444
                                                                                                        -----------
                                                                                                        $   546,756
                                                                                                        -----------
                                          Multi-Utilities - 0.3%
    65,000                  A-/Baa2       Dominion Resources, Inc., 6.4%, 6/15/18                       $    63,648
   160,000                  BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                          124,800
                                                                                                        -----------
                                                                                                        $   188,448
                                                                                                        -----------
                                          Total Utilities                                               $ 2,450,996
                                                                                                        -----------
                                          TOTAL CORPORATE BONDS
                                          (Cost $22,942,067)                                            $19,207,956
                                                                                                        -----------
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
   730,000                  AAA/Aaa       Fannie Mae, 5.24%, 8/7/18                                         769,797
   500,000                  AAA/Aaa       Farmer Mac GTD, 5.125%, 4/19/17 (144A)                            571,700
   250,000                  AAA/Aaa       Federal Home Loan Bank, 4.0%, 2/12/10                             258,924
    21,887                  AAA/Aaa       Federal Home Loan Corp., 6.5%, 2/1/32                              22,865
    13,581                  AAA/Aaa       Federal Home Loan Corp., 7.0%, 3/1/32                              14,286
    18,357                  AAA/Aaa       Federal Home Loan Corp., 7.0%, 4/1/32                              19,292
 1,366,797                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 12/1/35       1,402,509
   250,000                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.25%, 4/3/12                   252,343
   413,121                  AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%, 9/1/33 - 3/1/37           423,698

14  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                           Value
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
 1,160,354                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 - 1/1/34          $ 1,199,421
   292,813                  AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 7/1/32               305,612
   146,415                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 10/1/46              150,732
    17,434                  AAA/Aaa       Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                         18,482
   702,504                  AAA/Aaa       Federal National Mortgage Association, 4.0%, 7/1/18 - 3/1/36          699,321
   644,843                  AAA/Aaa       Federal National Mortgage Association, 4.5%, 4/1/19 - 3/1/37          663,860
 1,077,718                  AAA/Aaa       Federal National Mortgage Association, 4.79%, 12/1/12               1,096,654
 2,155,352                  AAA/Aaa       Federal National Mortgage Association, 5.0%, 3/1/09 - 12/1/35       2,216,721
 2,646,423                  AAA/Aaa       Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34       2,732,242
   132,841                  AAA/Aaa       Federal National Mortgage Association, 5.9% 7/1/28                    138,320
   812,992                  AAA/Aaa       Federal National Mortgage Association, 6.0%, 12/1/11 - 9/1/34         840,392
   719,155                  AAA/Aaa       Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34          750,822
   130,933                  AAA/Aaa       Federal National Mortgage Association, 7.0%, 3/1/12 - 1/1/32          137,841
     7,940                  AAA/Aaa       Federal National Mortgage Association, 7.5%, 2/1/31                     8,407
   177,901                  AAA/Aaa       Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31          188,478
    13,475                  AAA/Aaa       Federal National Mortgage Association, 9.5%, 2/1/21                    14,725
   240,000                  NR/Aaa        Financing Corp., 10.35%, 8/3/18                                       383,174
   303,000                  A/Aa2         Freddie Mac, 5.0%, 12/14/18                                           314,064
 1,255,546                  AAA/Aaa       Government National Mortgage Association, 4.5%,
                                          12/15/18 - 12/15/34                                                 1,294,241
 1,708,853                  AAA/Aaa       Government National Mortgage Association, 5.0%,
                                          7/15/17 - 7/15/37                                                   1,775,922
 1,983,599                  AAA/Aaa       Government National Mortgage Association, 5.5%,
                                          6/15/17 - 6/20/38                                                   2,052,091
   150,805                  AAA/Aaa       Government National Mortgage Association, 5.72%,
                                          1/15/29 - 10/15/29                                                    156,395
 2,440,911                  AAA/Aaa       Government National Mortgage Association, 6.0%,
                                          8/15/13 - 9/15/34                                                   2,534,561
   873,375                  AAA/Aaa       Government National Mortgage Association, 6.5%,
                                          4/15/17 - 1/15/34                                                     918,672
   299,775                  AAA/Aaa       Government National Mortgage Association, 7.0%,
                                          1/15/26 - 5/15/32                                                     316,900
    42,731                  AAA/Aaa       Government National Mortgage Association, 7.5%,
                                          6/15/23 - 1/15/32                                                      45,284
     6,998                  AAA/Aaa       Government National Mortgage Association, 7.75%, 11/15/29               7,417
     1,280                  AAA/Aaa       Government National Mortgage Association, 8.0%, 8/20/25                 1,356
    66,345                  AAA/Aaa       Government National Mortgage Association I, 6.0%, 2/15/29              68,822
   177,344                  AAA/Aaa       Government National Mortgage Association II, 5.0%, 12/20/18           185,537
   745,869                  AAA/Aaa       Government National Mortgage Association II, 5.5%,
                                          7/20/19 - 11/20/34                                                    771,295
   153,882                  AAA/Aaa       Government National Mortgage Association II, 5.9%, 2/20/28            159,001
   614,002                  AAA/Aaa       Government National Mortgage Association II, 6.0%,
                                          12/20/18 - 10/20/34                                                   635,305
    15,588                  AAA/Aaa       Government National Mortgage Association II, 6.5%, 8/20/28             16,407
    63,826                  AAA/Aaa       Government National Mortgage Association II, 7.0%,
                                          5/20/26 - 1/20/31                                                      67,242
   198,058                  AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                              248,424
   250,000                  AA+/Aaa       Private Export Funding 3.375%, 2/15/09                                250,926
   250,000                  AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                             270,579
    95,000                  AAA/Aaa       U.S. Treasury Bonds, 3.875%, 5/15/18                                  108,330

 The accompanying notes are an integral part of these financial statements.   15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
   847,000                  AAA/Aaa       U.S. Treasury Bonds, 6.25%, 8/15/23                              $ 1,155,228
   135,000                  AAA/Aaa       U.S. Treasury Bonds, 7.25%, 5/15/16                                  180,763
   500,000                  AAA/Aaa       U.S. Treasury Notes, 6.375%, 8/15/27                                 731,719
   600,000                  AAA/Aaa       U.S. Treasury Strip, 0.0%, 5/15/17                                   479,807
                                                                                                           -----------
                                                                                                           $30,026,906
                                                                                                           -----------
                                          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                          (Cost $28,689,865)                                               $30,026,906
                                                                                                           -----------
                                          FOREIGN GOVERNMENT BONDS - 0.6%
   250,000                  AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                        $   270,088
    90,000                  A/Aa3         Korea Development Bank, 5.3%, 1/17/13                                 81,936
                                                                                                           -----------
                                                                                                           $   352,024
                                                                                                           -----------
                                          TOTAL FOREIGN GOVERNMENT BONDS
                                          (Cost $331,714)                                                  $   352,024
                                                                                                           -----------
                                          MUNICIPAL BONDS - 1.1%
                                          Municipal Higher Education - 1.1%
   275,000                  AAA/Aa3       California State University Revenue, 5.0%, 11/1/39               $   253,259
   275,000                  AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                   271,476
   175,000                  AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                     173,401
                                                                                                           -----------
                                                                                                           $   698,136
                                                                                                           -----------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $700,345)                                                  $   698,136
                                                                                                           -----------
                                          SENIOR FLOATING RATE LOAN INTERESTS - 3.8%**
                                          Energy - 0.1%
                                          Oil & Gas Exploration & Production - 0.1%
    88,653    4.34          B+/B2         Calpine Corp., 1st Priority Term Loan, 3/31/14                   $    65,762
                                                                                                           -----------
                                          Total Energy                                                     $    65,762
                                                                                                           -----------
                                          Materials - 0.5%
                                          Paper Packaging - 0.5%
   197,985    5.50          B+/B2         Graham Packaging Co., New Term Loan, 10/7/11                     $   144,199
   197,045    6.72          BB/Ba2        Graphic Packaging International, Inc., Incremental Term Loan,
                                          5/16/14                                                              147,291
                                                                                                           -----------
                                                                                                           $   291,490
                                                                                                           -----------
                                          Total Materials                                                  $   291,490
                                                                                                           -----------
                                          Capital Goods - 0.3%
                                          Aerospace & Defense - 0.2%
   222,410    5.44          B+/Ba3        Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                   $   140,118
                                                                                                           -----------
                                          Construction & Farm Machinery & Heavy Trucks - 0.1%
    57,314    5.56          BB-/Ba3       Accuride Corp., Term Advance Loan, 1/31/12                       $    39,654
                                                                                                           -----------
                                          Total Capital Goods                                              $   179,772
                                                                                                           -----------
                                          Commercial Services & Supplies - 0.2%
                                          Environmental & Facilities Services - 0.2%
   197,990    4.24          BB-/B2        Synagro Technologies, Inc., 1st Lien Term Loan, 4/2/14           $   133,643
                                                                                                           -----------
                                          Total Commercial Services & Supplies                             $   133,643
                                                                                                           -----------

16  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                             Value
                                          Transportation - 0.1%
                                          Air Freight & Couriers - 0.1%
    14,961    3.10          B/Ba2         Ceva Group Plc, Additional Pre-Funded Term Loan, 11/4/13            $     9,276
    45,548    5.05          NR/Ba2        Ceva Group Plc, U.S. Term Loan, 11/4/13                                  28,240
                                                                                                              -----------
                                                                                                              $    37,516
                                                                                                              -----------
                                          Total Transportation                                                $    37,516
                                                                                                              -----------
                                          Automobiles & Components - 0.2%
                                          Tires & Rubber - 0.2%
   205,000    2.22          BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14             $   131,713
                                                                                                              -----------
                                          Total Automobiles & Components                                      $   131,713
                                                                                                              -----------
                                          Consumer Durables & Apparel - 0.1%
                                          Housewares & Specialties - 0.1%
    59,100    3.96          BB-/Ba3       Jarden Corp., Term B3 Loan, 1/24/12                                 $    46,157
                                                                                                              -----------
                                          Total Consumer Durables & Apparel                                   $    46,157
                                                                                                              -----------
                                          Consumer Services - 0.2%
                                          Casinos & Gaming - 0.2%
   100,000    5.44          NR/NR         Fontainebleau Las Vegas, Initial Term Loan, 6/6/14                  $    28,750
    31,673    6.55          BB-/Ba3       Gateway Casinos & Entertainment, Delayed Draw Term Loan,
                                          9/30/14                                                                  14,094
   156,781    6.55          BB-/Ba3       Gateway Casinos & Entertainment, Term Advance Loan, 9/30/14              69,768
                                                                                                              -----------
                                                                                                              $   112,612
                                                                                                              -----------
                                          Total Consumer Services                                             $   112,612
                                                                                                              -----------
                                          Media - 0.2%
                                          Broadcasting - 0.1%
   200,000    2.71          B-/B2         Univision Communications, Inc., Initial Term Loan, 9/29/14          $    82,222
                                                                                                              -----------
                                          Cable & Satellite - 0.1%
    63,558    6.40          B/B3          Knology, Inc., Term Loan, 6/30/12                                   $    36,546
                                                                                                              -----------
                                          Total Media                                                         $   118,768
                                                                                                              -----------
                                          Retailing - 0.1%
                                          Internet Retail - 0.1%
    90,000    6.64          BBB-/Ba1      Ticketmaster Corp., Term B Loan, 7/25/14                            $    62,100
                                                                                                              -----------
                                          Total Retailing                                                     $    62,100
                                                                                                              -----------
                                          Health Care Equipment & Services - 0.9%
                                          Health Care Equipment - 0.2%
   163,074    5.64          B+/B2         Talecris Biotherapeutics, Inc., 1st Lien Term Loan, 12/6/13         $   143,097
                                                                                                              -----------
                                          Health Care Facilities - 0.4%
   106,551    4.45          BB/Ba3        CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14       $    83,482
     1,816    1.80          BB/Ba3        CHS/Community Health Sys, Inc., Delayed Draw Term Loan, 7/25/14           1,423
    98,000    3.71          BB+/Ba2       HCA, Inc., Tranche B Term Loan, 11/18/13                                 77,481
    74,509    3.07          B+/Ba3        Psychiatric Solutions, Inc., Term Loan, 7/2/12                           58,986
                                                                                                              -----------
                                                                                                              $   221,372
                                                                                                              -----------
                                          Health Care Services - 0.2%
   195,134    3.71          BB-/Ba3       Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14          $   118,544
                                                                                                              -----------

 The accompanying notes are an integral part of these financial statements.   17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

              Floating      S&P/Moody's
 Principal    Rate (c)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                                             Value
                                          Health Care Supplies - 0.1%
    95,040    4.71          BB-/B1        Bausch & Lomb, Inc., Parent Term Loan, 4/24/15                      $    65,170
    14,400    3.43          BB-/B1        Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15                      9,874
                                                                                                              -----------
                                                                                                              $    75,044
                                                                                                              -----------
                                          Total Health Care Equipment & Services                              $   558,057
                                                                                                              -----------
                                          Pharmaceuticals & Biotechnology - 0.1%
                                          Life Sciences Tools & Services - 0.1%
    79,800    5.25          BBB-/Baa3     Life Technologies Corp., Term B Facility Loan, 6/11/16              $    75,012
                                                                                                              -----------
                                          Total Pharmaceuticals & Biotechnology                               $    75,012
                                                                                                              -----------
                                          Diversified Financials - 0.1%
                                          Diversified Financial Services - 0.1%
   148,875    4.94          BB/Ba2        Metavante Corp., Term Loan, 11/1/14                                 $   111,656
                                                                                                              -----------
                                          Total Diversified Financials                                        $   111,656
                                                                                                              -----------
                                          Software & Services - 0.2%
                                          IT Consulting & Other Services - 0.2%
   148,485    4.02          BB/Ba3        Sungard Data Systems, Inc., New U.S. Term Loan, 2/28/14             $   102,603
                                                                                                              -----------
                                          Total Software & Services                                           $   102,603
                                                                                                              -----------
                                          Semiconductors - 0.2%
                                          Semiconductor Equipment - 0.2%
    55,106    7.07          BB-/Ba1       Flextronics Semiconductors, A1A Delayed Draw Term Loan, 10/1/14     $    35,452
   191,769    6.16          BB-/Ba1       Flextronics Semiconductors, Closing Date Term Loan, 10/1/14             123,372
                                                                                                              -----------
                                                                                                              $   158,824
                                                                                                              -----------
                                          Total Semiconductors                                                $   158,824
                                                                                                              -----------
                                          Telecommunication Services - 0.1%
                                          Integrated Telecommunication Services - 0.1%
   119,478    6.10          B+/B2         Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                    $    82,568
    10,262    4.46          B+/B2         Telesat Canada, Inc., U.S. Term II Loan, 10/31/14                         7,092
                                                                                                              -----------
                                                                                                              $    89,660
                                                                                                              -----------
                                          Total Telecommunication Services                                    $    89,660
                                                                                                              -----------
                                          Utilities - 0.2%
                                          Electric Utilities - 0.2%
   148,125    5.60          BBB-/Ba1      Texas Competitive Electric Holdings, Initial Tranche B2 Loan,
                                          10/10/13                                                            $   103,379
                                                                                                              -----------
                                          Total Utilities                                                     $   103,379
                                                                                                              -----------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $3,329,901)                                                   $ 2,378,724
                                                                                                              -----------
                                          TEMPORARY CASH INVESTMENTS - 0.9%
                                          Securities Lending Collateral - 0.9%
                                          (d) Certificates of Deposit:
    13,218                                Abbey National Plc, 3.15%, 8/13/09                                  $    13,218
    13,216                                Bank of Nova Scotia, 3.21%, 5/5/09                                       13,216
    21,123                                Bank of Scotland NY, 2.92%, 6/5/09                                       21,123
    23,791                                Barclays Bank, 1.5%, 5/27/09                                             23,791
     4,202                                Calyon NY, 4.62%, 1/16/09                                                 4,202
    26,435                                CBA, 4.87%, 7/16/09                                                      26,435
    23,791                                DNB NOR Bank ASA NY, 3.04%, 6/5/09                                       23,791
    24,214                                Intesa SanPaolo S.p.A., 1.44%, 5/22/09                                   24,214
     1,531                                NORDEA NY, 4.13%, 4/9/09                                                  1,531

18  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              Floating      S&P/Moody's
   Principal  Rate (c)      Ratings
  Amount ($)  (unaudited)   (unaudited)                                                            Value
                                          Securities Lending Collateral - (continued)
    19,826                                Royal Bank of Canada NY, 2.7%, 8/7/09              $    19,826
    13,218                                Royal Bank of Scotland, 3.06%, 3/5/09                   13,218
     2,642                                Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            2,642
    26,435                                Societe Generale, 3.29%, 9/4/09                         26,435
    23,791                                Svenska Bank NY, 4.61%, 7/8/09                          23,791
    26,435                                U.S. Bank NA, 2.25%, 8/24/09                            26,435
                                                                                             -----------
                                                                                             $   263,868
                                                                                             -----------
                                          Commercial Paper:
     2,519                                BBVA U.S., 2.83%, 3/12/09                          $     2,519
    26,435                                Monumental Global Funding, Ltd., 2.5%, 8/17/09          26,435
    13,218                                CME Group, Inc., 2.9%, 8/6/09                           13,218
    13,216                                General Electric Capital Corp., 2.86%, 3/16/09          13,216
    25,959                                American Honda Finance Corp., 4.95%, 7/14/09            25,959
    26,435                                HSBC Bank, Inc., 2.5%, 8/14/09                          26,435
    13,218                                IBM, 2.39%, 9/25/09                                     13,218
    23,792                                Met Life Global Funding, 3.19%, 6/12/09                 23,792
    23,792                                New York Life Global, 2.13%, 9/4/09                     23,792
    22,470                                Westpac Banking Corp., 2.34%, 6/1/09                    22,470
                                                                                             -----------
                                                                                             $   191,054
                                                                                             -----------
                                          Tri-party Repurchase Agreements:
    58,157                                Deutsche Bank, 0.25%, 1/2/09                       $    58,157
     4,491                                Barclays Capital Markets, 0.5%, 1/2/09                   4,491
                                                                                             -----------
                                                                                             $    62,648
                                                                                             -----------
                                          Time Deposit:
    26,435                                BNP Paribas, 0.01%, 1/2/09                         $    26,435
                                                                                             -----------
                                          Money Market Mutual Funds:
     6,609                                Columbia Government Reserves Fund                  $     6,609
    19,826                                JP Morgan, U.S. Government Money Market Fund            19,826
                                                                                             -----------
                                                                                             $    26,435
                                                                                             -----------
                                          Total Securities Lending Collateral                $   570,440
                                                                                             -----------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $570,440)                                    $   570,440
                                                                                             -----------
                                          TOTAL INVESTMENT IN SECURITIES - 99.5%
                                          (Cost $67,198,905)(a)                              $62,509,585
                                                                                             -----------
                                          OTHER ASSETS AND LIABILITIES - 0.5%                $   353,716
                                                                                             -----------
                                          TOTAL NET ASSETS - 100.0%                          $62,863,301
                                                                                             ===========

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $4,707,096 or 7.5% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $67,431,772 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                                      $  1,628,561

       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                        (6,550,748)
                                                                                            ------------

       Net unrealized loss                                                                  $ (4,922,187)
                                                                                            ============

 The accompanying notes are an integral part of these financial statements.   19

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

(b)  At December 31, 2008, the following securities were out on loan:

    Principal
    Amount ($)    Description                                   Value
     148,000      JP Morgan Chase & Co., 6.0%, 1/15/18        $ 156,214
     240,000      Kinder Morgan Energy, 5.95%, 2/15/18          204,840
     212,000      Sally Holdings, 9.25%, 11/15/14 (144A)        182,320
                                                              ---------
                  Total                                       $ 543,374
                                                              =========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(d)  Security lending collateral is managed by Credit Suisse, New York Branch.

(e)  Security is fair valued (see Note A).

     Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $36,213,091 and $36,403,700, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                  Investments
Valuation Inputs                                 in Securities
--------------------------------------------------------------
Level 1 - Quoted Prices                            $   308,750
Level 2 - Other Significant Observable Inputs       62,117,692
Level 3 - Significant Unobservable Inputs               83,143
                                                   -----------
Total                                              $62,509,585
                                                   ===========

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                      Investments
                                                     in Securities
------------------------------------------------------------------
Balance as of 12/31/07                                 $        --
Realized gain (loss)                                            --
Change in unrealized appreciation (depreciation)(1)        (90,385)
Net purchases (sales)                                           --
Transfers in and out of Level 3                            173,528
------------------------------------------------------------------
Balance as of 12/31/08                                 $    83,143
==================================================================

(1) Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended    Year Ended
CLASS I                                                     12/31/08    12/31/07     12/31/06     12/31/05    12/31/04 (a)
Net asset value, beginning of period                        $ 10.87     $ 10.72      $ 10.79      $ 11.61       $ 11.24
                                                            -------     -------      -------      -------       -------
Net increase (decrease) from investment operations:
 Net investment income                                      $  0.56     $  0.54      $  0.50      $  0.59       $  0.44
 Net realized and unrealized gain (loss) on investments       (0.62)       0.14        (0.01)       (0.29)        (0.04)
                                                            -------     -------      -------      -------       -------
    Net increase (decrease) from investment operations      $ (0.06)    $  0.68      $  0.49      $  0.30       $  0.40
Distributions to shareowners:
 Net investment income                                        (0.57)      (0.53)       (0.56)       (1.12)        (0.03)
                                                            -------     -------      -------      -------       -------
Net increase (decrease) in net asset value                  $ (0.63)    $  0.15     $  (0.07)     $ (0.82)      $  0.37
                                                            -------     -------     --------     --------       -------
Net asset value, end of period                              $ 10.24     $ 10.87     $  10.72      $ 10.79       $ 11.61
                                                            =======     =======     ========     ========       =======
Total return*                                                 (0.64)%      6.55%        4.68%        2.62%         3.56%
Ratio of net expenses to average net assets                    0.62%       0.62%        0.62%        0.62%         0.89%
Ratio of net investment income to average net assets           5.24%       4.82%        4.71%        4.48%         3.61%
Portfolio turnover rate                                          54%         53%          18%          31%           57%
Net assets, end of period (in thousands)                    $38,770     $45,563     $ 30,569      $33,332       $45,793
Ratios with no waiver of management fees by PIM:
 Net expenses                                                  0.76%       0.78%        0.80%        0.83%         0.89%
 Net investment income                                         5.09%       4.66%        4.52%        4.27%         3.61%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              11/9/07 (a)
                                                             Year Ended           to
CLASS II                                                      12/31/08         12/31/07
Net asset value, beginning of period                          $ 10.87         $ 10.79
                                                              -------         -------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.54         $  0.06
 Net realized and unrealized gain (loss) on investments         (0.63)           0.09
                                                              -------         -------
    Net increase (decrease) from investment operations        $ (0.09)        $  0.15
Distributions to shareowners:
 Net investment income                                          (0.54)          (0.07)
                                                              -------         --------
Net increase (decrease) in net asset value                    $ (0.63)        $  0.08
                                                              -------         --------
Net asset value, end of period                                $ 10.24         $ 10.87
                                                              =======         ========
Total return*                                                   (0.88)%          1.39%(b)
Ratio of net expenses to average net assets                      0.87%           0.86%**
Ratio of net investment income to average net assets             5.00%           4.07%**
Portfolio turnover rate                                            54%             53%(b)
Net assets, end of period (in thousands)                      $24,093         $21,412
Ratios with no waiver of management fees by PIM:
 Net expenses                                                    1.02%           0.98%**
 Net investment income                                           4.85%           3.95%**

(a)  Class II commenced operations on November 9, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

22  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $543,374)
  (cost $67,198,905)                                                              $ 62,509,585
 Cash                                                                                  326,711
 Receivables --
  Investment securities sold                                                               589
  Portfolio shares sold                                                                 67,149
  Dividends and interest                                                               653,006
  Due from Pioneer Investment Management, Inc.                                          23,022
                                                                                  ------------
   Total assets                                                                   $ 63,580,062
                                                                                  ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                 $      9,250
  Portfolio shares repurchased                                                          53,932
  Upon return of securities loaned                                                     570,440
 Due to affiliates                                                                       1,303
 Unrealized depreciation on unfunded corporate loans                                    20,929
 Accrued expenses                                                                       60,907
                                                                                  ------------
   Total liabilities                                                              $    716,761
                                                                                  ------------
NET ASSETS:
 Paid-in capital                                                                  $ 69,200,728
 Distributions in excess of net investment income                                     (113,875)
 Accumulated net realized loss on investments                                       (1,513,303)
 Net unrealized loss on investments                                                 (4,710,249)
                                                                                  ------------
   Total net assets                                                               $ 62,863,301
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $38,770,298/3,786,393 shares)                                  $      10.24
                                                                                  ============
 Class II (based on $24,093,003/2,353,167 shares)                                 $      10.24
                                                                                  ============

 The accompanying notes are an integral part of these financial statements.   23

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                                                   $     17,461
 Interest                                                                                       4,013,013
 Income from securities loaned, net                                                                10,202
                                                                                             ------------
  Total investment income                                                                                       $  4,040,676
                                                                                                                ------------
EXPENSES:
 Management fees                                                                             $    344,721
 Transfer agent fees
  Class I                                                                                           1,373
  Class II                                                                                          1,250
 Distribution fees
  Class II                                                                                         63,938
 Administrative fees                                                                               20,681
 Custodian fees                                                                                    47,059
 Professional fees                                                                                 54,683
 Printing expense                                                                                  21,378
 Fees and expenses of nonaffiliated trustees                                                        5,533
 Miscellaneous                                                                                     30,584
                                                                                             ------------
  Total expenses                                                                                                $    591,200
  Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (99,757)
                                                                                                                ------------
  Net expenses                                                                                                  $    491,443
                                                                                                                ------------
   Net investment income                                                                                        $  3,549,233
                                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                               $  1,071,196
                                                                                                                ------------
 Change in net unrealized loss on:
  Investments                                                                                $ (5,313,995)
  Unfunded corporate loans                                                                        (21,138)      $ (5,335,133)
                                                                                             ------------       ------------
 Net loss on investments                                                                                        $ (4,263,937)
                                                                                                                ------------
 Net decrease in net assets resulting from operations                                                           $   (714,704)
                                                                                                                ============

24  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                Year Ended        Year Ended
                                                                                 12/31/08          12/31/07
FROM OPERATIONS:
Net investment income                                                         $   3,549,233     $   1,665,971
Net realized gain on investments                                                  1,071,196            11,423
Change in net unrealized gain (loss) on investments                              (5,335,133)          711,215
                                                                              -------------     -------------
  Net increase (decrease) in net assets resulting from operations             $    (714,704)    $   2,388,609
                                                                              -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.57 and $0.53 per share, respectively)                           $  (2,301,825)    $  (1,583,348)
  Class II ($0.54 and $0.07 per share, respectively)                             (1,299,639)         (143,206)
                                                                              -------------     -------------
    Total distributions to shareowners                                        $  (3,601,464)    $  (1,726,554)
                                                                              -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  20,373,599     $   4,739,833
Shares issued in reorganization                                                          --        40,039,382
Reinvestment of distributions                                                     3,601,430         1,726,551
Cost of shares repurchased                                                      (23,770,764)      (10,762,038)
                                                                              -------------     -------------
  Net increase in net assets resulting from Portfolio share transactions      $     204,265     $  35,743,728
                                                                              -------------     -------------
  Net increase (decrease) in net assets                                       $  (4,111,903)    $  36,405,783
NET ASSETS:
Beginning of year                                                             $  66,975,204     $  30,569,421
                                                                              -------------     -------------
End of year                                                                   $  62,863,301     $  66,975,204
                                                                              =============     =============
Distributions in excess of net investment income, end of year                 $    (113,875)    $    (230,808)
                                                                              =============     =============

                                       '08 Shares        '08 Amount        '07 Shares       '07 Amount
CLASS I
Shares sold                               570,240      $   6,104,758         359,678      $  3,852,801
Shares issued in reorganization                --                 --       1,672,169        18,042,707
Reinvestment of distributions             216,793          2,301,791         147,372         1,583,348
Less shares repurchased                (1,192,424)       (12,631,635)       (839,049)       (8,985,887)
                                       ----------      -------------       ---------      ------------
  Net increase (decrease)                (405,391)     $  (4,225,086)      1,340,170      $ 14,492,969
                                       ==========      =============       =========      ============
CLASS II (a)
Shares sold                             1,323,616      $  14,268,841          81,734      $    887,032
Shares issued in reorganization                --                 --       2,038,617        21,996,675
Reinvestment of distributions             122,683          1,299,639          12,842           143,203
Less shares repurchased                (1,062,637)       (11,139,129)       (163,688)       (1,776,151)
                                       ----------      -------------       ---------      ------------
  Net increase                            383,662      $   4,429,351       1,969,505      $ 21,250,759
                                       ==========      =============       =========      ============

(a)  Class II shares commenced operations on November 9, 2007.

 The accompanying notes are an integral part of these financial statements.   25

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Bond VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, one security has been fair valued, which represents 0.1% of net assets. Temporary cash investments are valued at cost which approximates market value.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Portfolio had a net capital loss carryforward of $1,513,303, of which the following amounts will expire between 2010 and 2015, if not utilized: $250,361 in 2010, $171,643 in 2011, $241,325 in
     2012, $472,395 in 2013, $280,250 in 2014 and $97,329 in 2015.

     At December 31, 2008, the Portfolio has reclassified $169,164 to decrease distributions in excess of net investment income and $169,164 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------
                                     2008            2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                 $ 3,601,464     $1,726,554
                                 -----------     ----------
   Total distributions           $ 3,601,464     $1,726,554
                                 ===========     ==========
 Distributable Earnings:
 Undistributed ordinary income   $   118,992
 Capital loss carryforward        (1,513,303)
 Unrealized depreciation          (4,943,116)
                                 -----------
   Total                         $(6,337,427)
                                 ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax treatment of premium and amortization.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Dividends and distributions to shareowners are recorded on the ex-dividend date.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                              (continued)
--------------------------------------------------------------------------------

   and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Portfolio expenses to 0.62% and 0.87% of the average daily net assets attributable to Class I and Class II shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $891 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $251 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $161 in distribution fees payable to PFD at December 31, 2008.

5. Unfunded Loan Commitments
As of December 31, 2008, the Portfolio had unfunded loan commitments of approximately $44,733 (excluding unrealized depreciation on those commitments of $20,929 as of December 31, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
Borrower                                                            Commitment
--------------------------------------------------------------------------------
 Bausch & Lomb, Inc., Delayed Draw Term Loan, 4/24/15                $ 9,600
 CHS/Community Health Sys, Inc., Delayed Draw Term Loan, 7/25/14       3,633
 Fontainebleau Las Vegas, Delayed Draw Term Loan, 5/17/14             31,500
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


6. Merger Information
On October 30, 2007, beneficial owners of Pioneer America Income VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 9, 2007, by exchanging all of Pioneer America Income VCT Portfolio's Class I and Class II net assets for Pioneer Bond VCT Portfolio's shares, based on Pioneer Bond VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------------
                                         Pioneer Bond            Pioneer America           Pioneer Bond
                                         VCT Portfolio        Income VCT Portfolio         VCT Portfolio
                                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                 $28,422,481              $18,042,707              $46,465,188
  Class II                                          -               21,996,675               21,996,675
                                          -----------              -----------              -----------
  Total Net Assets                        $28,422,481              $40,039,382              $68,461,863
                                          ===========              ===========              ===========
 Shares Outstanding
  Class I                                   2,634,581                1,837,959                4,306,750
  Class II                                          -                2,237,327                2,038,617
                                          ===========              ===========              ===========
 Shares Issued in Reorganization
  Class I                                                                                     1,672,169
                                                                                            -----------
  Class II                                                                                    2,038,617
                                                                                            ===========
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                         Unrealized Appreciation   Realized Loss on
                                             on Closing Date         Closing Date
-----------------------------------------------------------------------------------
 Pioneer America Income VCT Portfolio          $337,939               $(87,076)
-----------------------------------------------------------------------------------


7. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                            /s/ Ernst & Young

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 91.53%.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the Pioneer Funds). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director      None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Chairman and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr
                                                                            LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves     Director, CEO and President of      None
(50)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global Asset
                                                                            Management S.p.A. (since April
                                                                            2007); Head of New Markets
                                                                            Division, Pioneer Global Asset
                                                                            Management S.p.A. (2000 - 2007)

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
David R. Bock (65)         Trustee          Trustee since 2005. Serves      Executive Vice President and        Director of
                                            until a successor trustee is    Chief Financial Officer, I-trax,    Enterprise Community
                                            elected or earlier              Inc. (publicly traded health        Investment, Inc.
                                            retirement or removal.          care services company) (2004 -      (privately-held
                                                                            2007); Partner, Federal City        affordable housing
                                                                            Capital Advisors (boutique          finance company);
                                                                            merchant bank) (1997 to 2004 and    and Director of New
                                                                            2008 - present); and Executive      York Mortgage Trust
                                                                            Vice President and Chief            (publicly traded
                                                                            Financial Officer, Pedestal Inc.    mortgage REIT)
                                                                            (internet-based mortgage trading
                                                                            company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves      President, Bush International,      Director of Marriott
                                            until a successor trustee is    LLC (international financial        International, Inc.,
                                            elected or earlier              advisory firm)                      Director of Discover
                                            retirement or removal.                                              Financial Services
                                                                                                                (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University       Trustee, Mellon
(64)                                        until a successor trustee is                                        Institutional Funds
                                            elected or earlier                                                  Investment Trust and
                                            retirement or removal                                               Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice             None
(61)                                        until a successor trustee is    President and Corporate
                                            elected or earlier retirement   Secretary, The Winthrop Group,
                                            or removal.                     Inc. (consulting firm); and
                                                                            Desautels Faculty of Management,
                                                                            McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,            None
                                            until a successor trustee is    Quadriserv, Inc. (technology
                                            elected or earlier              products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves      President and Chief Executive       Director of New
                                            until a successor trustee is    Officer, Newbury, Piret &           America High Income
                                            elected or earlier              Company, Inc. (investment           Fund, Inc.
                                            retirement or removal.          banking firm)                       (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &          Director, The Swiss
                                            until a successor trustee is    Cromwell LLP (law firm)             Helvetia Fund, Inc.
                                            elected or earlier                                                  (closed-end
                                            retirement or removal.                                              investment company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa (60)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior        None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44) Assistant         Since 2003. Serves at the      Associate General Counsel of        None
                           Secretary         discretion of the Board        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)       Treasurer         Since 2008. Serves at the      Vice President - Fund               None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer and
                                                                            Senior Vice President, CDC IXIS
                                                                            Asset Management Services from
                                                                            2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant         Since 2000. Serves at the      Assistant Vice President - Fund     None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund      None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -       None
(35)                       Treasurer         discretion of the Board        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since June 2003 and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since September 2003;
                                                                            Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief             Since 2007. Serves at the      Chief Compliance Officer of         None
                           Compliance        discretion of the Board        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity Investments
                                                                            (February 2005 to July 2005);
                                                                            Independent Consultant (July
                                                                            1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

[LOGO]PIONEER
      Investments(R)


Pioneer Variable Contracts Trust
Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18656-03-0209


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------


Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               14

  Report of Independent Registered Public
    Accounting Firm                                                           17

  Approval of Investment Sub-Advisory Agreement                               18

  Trustees, Officers and Service Providers                                    20


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          81.8%
Depositary Receipts for International Stocks                                15.6%
Temporary Cash Investments                                                   2.6%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                                            22.4%
Industrials                                                                 19.0%
Health Care                                                                 17.2%
Financials                                                                   9.6%
Information Technology                                                       8.9%
Telecommunication Services                                                   7.4%
Energy                                                                       6.3%
Consumer Discretionary                                                       6.1%
Materials                                                                    3.1%

Five Largest Holdings
(As a percentage of equity holdings)*

1.  ITT Corp.                                                               4.12%
2.  Johnson & Johnson                                                       4.11
3.  Chubb Corp.                                                             3.99
4.  Bristol-Myers Squibb Co.                                                3.90
5.  Raytheon Co.                                                            3.87

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------
Prices and Distributions

                           12/31/08      12/31/07
Net Asset Value per Share   $ 9.03       $ 13.56


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
                            $ 0.1606       $  -              $ 0.0004

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer Cullen            Russell 1000            S&P
            VCT Portfolio, Class II       Value Index          500 Index
 3/05                10000                   10000               10000
12/05                11056                   10696               10721
12/06                12951                   13075               12413
12/07                13780                   13053               13094
12/08                 9296                    8243                8251

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                                 -2.06%
1 Year                                                                   -32.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value On 7/1/08                               $1,000.00
       Ending Account Value On 12/31/08                                $  749.97
       Expenses Paid During Period*                                    $    4.40

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

       Share Class                                                        II
       -------------------------------------------------------------------------
       Beginning Account Value On 7/1/08                               $1,000.00
       Ending Account Value On 12/31/08                                $1,020.11
       Expenses Paid During Period*                                    $    5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

Equity prices dropped precipitously during 2008 as weakness that started in the financials sector spread through economies both in the United States and abroad. In the following interview, James P. Cullen discusses the factors that influenced the performance of Pioneer Cullen Value VCT Portfolio during the 12 months ended December 31, 2008. Mr. Cullen, President of Schafer Cullen Capital Management, the Portfolio's sub-adviser, oversees the team responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2008?

A: Pioneer Cullen Value VCT Portfolio's Class II shares returned -32.54% at net asset value for the 12 months ended December 31, 2008. During the same 12-month period, the Standard & Poor's 500 Index, a broad measure of the overall U.S. stock market, returned -36.99%, and the Russell 1000 Value Index, which measures large-cap U.S. value stocks, returned -36.85%. Over the 12 months ended December 31, 2008, the average return of the 119 variable annuity portfolios in Lipper's Large Cap Value category was -37.09%.

Q: What were the principal factors affecting the Portfolio's performance during the 12 months ended December 31, 2008?

A: Almost all stocks produced dismal returns in 2008. Credit problems, which first surfaced in mid-2007 among subprime mortgages and then spread throughout the financials sector, undercut the economic expansion that had produced positive results in the market for more than five years. While official U.S. gross domestic product (GDP) figures indicated that domestic economic growth turned negative in the third quarter of 2008, most economists believed the economic recession actually began in late 2007. As economic worries escalated, investors grew increasingly apprehensive, fleeing equities as well as corporate bonds. In a general flight to quality, investors at times were willing to accept virtually no yield for investments in short-term Treasury bills because they carried no credit risk.

   We maintained our discipline during this challenging period, focusing the Portfolio's investments on companies with strong balance sheets and relatively low stock valuations. We also emphasized corporations with a global presence, as we believed companies competing internationally would have more opportunities to succeed. Our stock selections led to relatively heavy exposures for the Portfolio in the consumer staples and industrials sectors. At the same time, we lightened the Portfolio's weighting in the financials sector, the area that was hurt most directly as credit markets deteriorated.

   While we maintained a relatively concentrated portfolio of stocks in about 35 different corporations, we kept the Portfolio well diversified by industry. At the end of the fiscal year, on December 31, 2008, for example, the Portfolio had investments in 29 different industries. The largest weightings were in two traditionally defensive industries, the pharmaceuticals and packaged foods groups, which comprised roughly 11% and 10% of Portfolio assets, respectively. Household products and defense contractors had the next-largest weightings, each with about 6% of Portfolio assets. The Portfolio was significantly underweighted in the financials sector.

Q: What changes did you make in the Portfolio during the period, and how did they affect performance?

A: We reduced exposure to the financials sector in both the first and second halves of the year, because we believed financials companies would continue

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   to be pressured by the effects of the credit crisis. We added pharmaceuticals stocks to the Portfolio, as well as shares of some very attractively priced, large-cap growth companies with global reaches. During the first six months, we added positions in Johnson & Johnson, a diversified health care products corporation, and Eli Lilly, a pharmaceuticals corporation with a full pipeline of potential new products. During the second six months of 2008, we invested in another pharmaceutical company, Bristol-Myers Squibb, as well as in entertainment conglomerate Disney, and software corporation Oracle. All of the companies mentioned here have had a global presence. In the first half of 2008, we began reducing the Portfolio's exposure to the financials sector by selling Wachovia, Wells Fargo and Regions Financial. During the second half of 2008, we continued to lower the Portfolio's investments in financials stocks, selling shares of investment bank Morgan Stanley and insurer Met Life. We also sold positions in General Electric (GE) and Brazilian oil company Petrobras. We sold GE in large part because of the difficulties that management had in explaining the problems in its financials divisions. As for Petrobras, we took profits after its share price had appreciated sharply in reaction to the discovery of new oil fields.

   Our investment decisions were made on a stock-by-stock basis, but the effective move away from financials stocks and toward defensive areas, such as consumer staples and pharmaceuticals, helped the Portfolio withstand the most severe effects of volatility in the market. In addition, we believe the Portfolio's investments in several large-cap growth companies with global franchises and low stock prices also have positioned it for the future.

   Several energy-related investments helped support the Portfolio's results early in the period, including Petrobras. During the second half of 2008, positions in Bristol-Myers Squibb, insurance company Chubb and telecommunications services corporation Verizon were among the Portfolio's better performing stocks. During 2008's second half, some of the poorer performing holdings were companies whose profits were hurt when the prices for oil and other commodities prices fell sharply. They included Enso Energy and Devon Energy, as well as Anglo-American, a mining company.

Q: What is your investment outlook?

A: We maintain a five-year horizon in our strategy for the Portfolio, as we believe history has shown that high-quality, lower-priced corporations have performed well over the longer term, despite any shorter-term market disruptions. We also have several reasons to think the market may start recovering in the next year.

   First, historical trends indicate that the equity markets typically start rising three to six months before a recession ends. The current recession likely started more than a year ago. Normally, recessions don't last for more than 18 months, and so we think there is potential for stock prices to begin recovering by mid-year.

   Second, the market as of December 31, 2008, remained inexpensive. Even assuming a 20% drop in earnings, the stock market currently is cheap by historical standards after stock indices declined by almost 40% in the past year. One would have to go back to the 1980s to find a time when stocks have been so inexpensive.

   Third, a new administration is taking office. The first year in the term of a new president usually is a very good period for the stock market, and Barack Obama has made it clear he intends to hit the ground running, pushing an

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08                            (continued)
--------------------------------------------------------------------------------

  aggressive package to re-stimulate the economy. In addition, governments all over the world also are launching stimulus programs, which we believe could give added impetus for a global economic recovery.

  Fourth, cash is available for equity investments. Corporations have plenty of cash on their balance sheets and investors also have huge sums parked in short-term Treasuries and other low-yielding investments. There is money available to fuel a market recovery.

  Individually, these factors may not be sufficient to stimulate a market recovery. But when added together they suggest to us that it is reasonable to expect some improvement in the equity market in the months to come, especially for those investors who take a longer-term view. The long-term historical record indicates that lower-priced stocks generally perform very well during the five years following a low in the market. We believe this is a reasonable time for long-term investors to be exposed to equities, particularly those equities that are priced attractively.



  Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

  Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

      Shares                                                     Value
                  COMMON STOCKS - 95.9%
                  Energy - 6.1%
                  Integrated Oil & Gas - 0.9%
       9,800      Gazprom OAO (A.D.R.)                     $   139,372
                                                           -----------
                  Oil & Gas Drilling - 2.0%
      10,150      ENSCO International, Inc.                $   288,159
                                                           -----------
                  Oil & Gas Exploration & Production - 3.2%
       7,100      Devon Energy Corp.                       $   466,541
                                                           -----------
                  Total Energy                             $   894,072
                                                           -----------
                  Materials - 3.0%
                  Construction Materials - 0.8%
      12,125      Cemex SA (A.D.R.)*(b)                    $   110,823
                                                           -----------
                  Diversified Metals & Mining - 1.6%
      20,310      Anglo American Plc (A.D.R.)              $   236,002
                                                           -----------
                  Forest Products - 0.6%
       2,850      Weyerhaeuser Co.                         $    87,239
                                                           -----------
                  Total Materials                          $   434,064
                                                           -----------
                  Capital Goods - 14.1%
                  Aerospace & Defense - 7.0%
      10,700      Raytheon Co.                             $   546,126
       9,100      United Technologies Corp.                    487,760
                                                           -----------
                                                           $ 1,033,886
                                                           -----------
                  Industrial Conglomerates - 3.1%
       8,000      3M Co.                                   $   460,320
                                                           -----------
                  Industrial Machinery - 4.0%
      12,650      ITT Corp.                                $   581,774
                                                           -----------
                  Total Capital Goods                      $ 2,075,980
                                                           -----------
                  Transportation - 4.1%
                  Air Freight & Couriers - 2.1%
       4,750      FedEx Corp.                              $   304,713
                                                           -----------
                  Railroads - 2.0%
       5,350      Canadian National Railway Co.            $   196,666
       3,050      Canadian Pacific Railway, Ltd.               102,541
                                                           -----------
                                                           $   299,207
                                                           -----------
                  Total Transportation                     $   603,920
                                                           -----------
                  Automobiles & Components - 1.5%
                  Auto Parts & Equipment - 1.5%
       9,950      BorgWarner, Inc.                         $   216,612
                                                           -----------
                  Total Automobiles & Components           $   216,612
                                                           -----------
                  Media - 3.0%
                  Movies & Entertainment - 3.0%
      19,800      The Walt Disney Co.                      $   449,262
                                                           -----------
                  Total Media                              $   449,262
                                                           -----------
                  Retailing - 1.3%
                  Home Improvement Retail - 1.3%
       8,600      Home Depot, Inc.                         $   197,972
                                                           -----------
                  Total Retailing                          $   197,972
                                                           -----------

      Shares                                                     Value
                  Food, Beverage & Tobacco - 18.3%
                  Agricultural Products - 3.0%
       4,500      Archer Daniels Midland Co.               $   129,735
       6,100      Bunge, Ltd. (b)                              315,797
                                                           -----------
                                                           $   445,532
                                                           -----------
                  Distillers & Vintners - 2.3%
       5,900      Diageo Plc (A.D.R.)                      $   334,766
                                                           -----------
                  Packaged Foods & Meats - 13.0%
       8,150      General Mills, Inc.                      $   495,113
      18,350      Kraft Foods, Inc.                            492,698
      11,085      Nestle SA (A.D.R.)                           432,016
      19,900      Unilever N.V.                                488,544
                                                           -----------
                                                           $ 1,908,371
                                                           -----------
                  Total Food, Beverage & Tobacco           $ 2,688,669
                                                           -----------
                  Household & Personal Products - 3.2%
                  Household Products - 3.2%
       8,800      Kimberly-Clark Corp.                     $   464,112
                                                           -----------
                  Total Household &
                  Personal Products                        $   464,112
                                                           -----------
                  Health Care Equipment & Services - 1.5%
                  Health Care Equipment - 1.5%
       6,250      Covidien, Ltd.                           $   226,500
                                                           -----------
                  Total Health Care Equipment &
                  Services                                 $   226,500
                                                           -----------
                  Pharmaceuticals & Biotechnology - 14.9%
                  Pharmaceuticals - 14.9%
       5,350      AstraZeneca Plc (A.D.R.)*                $   219,511
      23,650      Bristol-Myers Squibb Co.                     549,861
      11,950      Eli Lilly & Co.                              481,227
       9,850      GlaxoSmithKline Plc (A.D.R.)                 367,110
       9,700      Johnson & Johnson                            580,351
                                                           -----------
                                                           $ 2,198,060
                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 2,198,060
                                                           -----------
                  Diversified Financials - 5.4%
                  Investment Banking & Brokerage - 0.9%
      11,100      Merrill Lynch & Co., Inc.                $   129,204
                                                           -----------
                  Diversified Financial Services - 4.5%
      13,300      Bank of America Corp.                    $   187,264
      10,850      Citigroup, Inc.                               72,804
      12,850      JPMorgan Chase & Co.                         405,161
                                                           -----------
                                                           $   665,229
                                                           -----------
                  Total Diversified Financials             $   794,433
                                                           -----------
                  Insurance - 3.8%
                  Property & Casualty Insurance - 3.8%
      11,050      Chubb Corp.                              $   563,547
                                                           -----------
                  Total Insurance                          $   563,547
                                                           -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

Shares                                                Value
           Software & Services - 3.3%
           Systems Software - 3.3%
27,050     Oracle Corp.*                        $   479,597
                                                -----------
           Total Software & Services            $   479,597
                                                -----------
           Technology Hardware & Equipment - 5.3%
           Communications Equipment - 1.7%
15,850     Nokia Corp. (A.D.R.)                 $   247,260
                                                -----------
           Computer Hardware - 2.9%
11,950     Hewlett-Packard Co.                  $   433,666
                                                -----------
           Technology Distributors - 0.7%
 5,100     Arrow Electronics, Inc.*             $    96,084
                                                -----------
           Total Technology Hardware &
           Equipment                            $   777,010
                                                -----------
           Telecommunication Services - 7.1%
           Integrated Telecommunication
           Services - 5.9%
15,750     AT&T Corp.                           $   448,875
12,500     Verizon Communications, Inc.             423,750
                                                -----------
                                                $   872,625
                                                -----------
           Wireless Telecommunication
           Services - 1.2%
 8,600     Vodafone Group Plc (A.D.R.)          $   175,784
                                                -----------
           Total Telecommunication Services     $ 1,048,409
                                                -----------
           TOTAL COMMON STOCKS
           (Cost $18,199,743)                   $14,112,219
                                                -----------

 Principal
 Amount ($)                                               Value
             TEMPORARY CASH INVESTMENTS - 2.6%
             Security Lending Collateral - 2.6% (c)
             Certificates of Deposit:
     8,770   Abbey National Plc, 3.15%, 8/13/09        $  8,770
     8,769   Bank of Nova Scotia, 3.21%, 5/5/09           8,769
    14,015   Bank of Scotland NY, 2.92%, 6/5/09          14,015
    15,787   Barclays Bank, 1.5%, 5/27/09                15,787
     2,788   Calyon NY, 4.62%, 1/16/09                    2,788
    17,540   CBA, 4.87%, 7/16/09                         17,540
    15,787   DNB NOR Bank ASA NY,
             3.04%, 6/5/09                               15,787
    16,068   Intesa SanPaolo S.p.A.,
             1.44%, 5/22/09                              16,068
     1,016   NORDEA NY, 4.13%, 4/9/09                     1,016
    13,155   Royal Bank of Canada NY,
             2.7%, 8/7/09                                13,155
     8,770   Royal Bank of Scotland,
             3.06%, 3/5/09                                8,770
     1,753   Skandinavian Enskilda Bank NY,
             3.06%, 2/13/09                               1,753
    17,540   Societe Generale, 3.29%, 9/4/09             17,540
    15,787   Svenska Bank NY, 4.61%, 7/8/09              15,787
    17,540   U.S. Bank NA, 2.25%, 8/24/09                17,540
                                                       --------
                                                       $175,085
                                                       --------
             Commercial Paper:
     1,671   BBVA U.S., 2.83%, 3/12/09                 $  1,671
    17,540   Monumental Global Funding, Ltd.,
             2.5%, 8/17/09                               17,540
     8,770   CME Group, Inc., 2.9%, 8/6/09                8,770
     8,769   General Electric Capital Corp.,
             2.86%, 3/16/09                               8,769
    17,225   American Honda Finance Corp.,
             4.95%, 7/14/09                              17,225
    17,540   HSBC Bank, Inc., 2.5%, 8/14/09              17,540
     8,770   IBM, 2.39%, 9/25/09                          8,770
    15,786   MetLife Global Funding,
             3.19%, 6/12/09                              15,786
    15,786   New York Life Global, 2.13%, 9/4/09         15,786
    14,909   Westpac Banking Corp., 2.34%, 6/1/09        14,909
                                                       --------
                                                       $126,766
                                                       --------
             Tri-party Repurchase Agreements:
    38,589   Deutsche Bank, 0.25%, 1/2/09              $ 38,589
     2,980   Barclays Capital Markets, 0.5%, 1/2/09       2,980
                                                       --------
                                                       $ 41,569
                                                       --------

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount ($)                                              Value
             Time Deposit:
    17,540   BNP Paribas, 0.01%, 1/2/09           $    17,540
                                                  -----------
             Money Market Mutual Funds:
     4,385   Columbia Government Reserves Fund    $     4,385
    13,155   JPMorgan, U.S. Government Money
             Market Fund                               13,155
                                                  -----------
                                                  $    17,540
                                                  -----------
                                                  $   378,500
                                                  -----------
             TOTAL TEMPORARY CASH
             INVESTMENTS
             (Cost $378,500)                      $   378,500
                                                  -----------
             TOTAL INVESTMENT IN
             SECURITIES - 98.5%
             (Cost $18,578,243)(a)                $14,490,719
                                                  -----------
             OTHER ASSETS AND
             LIABILITIES - 1.5%                   $   217,144
                                                  -----------
             TOTAL NET ASSETS - 100.0%            $14,707,863
                                                  ===========

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $18,639,954 was as follows:


         Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost          $   365,932
         Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value           (4,515,167)
                                                                     -----------
         Net unrealized loss                                         $(4,149,235)
                                                                     ===========

(b)      At December 31, 2008, the following securities were out on loan:

         Shares    Security                                              Value
         6,000     Bunge, Ltd.                                         $ 310,620
         7,000     Cemex SA (A.D.R.) *                                    63,980
                                                                       ---------
                   Total                                               $ 374,600
                                                                       =========

(c)      Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $7,328,301 and $5,368,766, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
    Level 1 -- quoted prices in active markets for identical securities
    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:


                                                                    Investments
Valuation Inputs                                                   in Securities
--------------------------------------------------------------------------------
Level 1 -- Quoted Prices                                             $14,112,219
Level 2 -- Other Significant
         Observable Inputs                                               378,500
Level 3 -- Significant Unobservable Inputs                                    --
                                                                     -----------
Total                                                                $14,490,719
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year             Year          Year        3/18/05 (a)
                                                                    Ended            Ended         Ended            to
Class II                                                           12/31/08         12/31/07      12/31/06        12/31/05
Net asset value, beginning of period                                $ 13.56          $ 12.85       $ 10.99         $10.00
                                                                    -------          -------       -------         ------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.17          $  0.14       $  0.12         $ 0.04
 Net realized and unrealized gain (loss) on investments              ( 4.54)           0.68          1.76           0.95
                                                                    -------          -------       -------         ------
  Net increase (decrease) from investment operations                $ (4.37)         $  0.82       $  1.88         $ 0.99
Distributions to shareowners:
 Net income                                                          ( 0.16)          ( 0.11)       ( 0.02)             --
 Net realized gain                                                     0.00(c)            --            --              --
                                                                    -------          -------       -------         -------
 Net investment increase (decrease) in net asset value              $ (4.53)         $  0.71       $  1.86         $ 0.99
                                                                    -------          -------       -------         -------
 Net asset value, end of period                                     $  9.03          $ 13.56       $ 12.85         $10.99
                                                                    =======          =======       =======         ======
Total return*                                                        (32.54)%           6.40%        17.14%         9.90%(b)
Ratio of net expenses to average net assets+                           1.00%            1.00%         1.00%           1.00%**
Ratio of net investment income to average net assets+                  1.52%            1.43%         1.70%           1.13%**
Portfolio turnover rate                                                  31%              17%           19%             34%(b)
Net assets, end of period (in thousands)                            $14,708          $20,560       $14,290         $ 4,523
Ratios assuming no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         1.55%            1.32%         1.68%           5.71%**
  Net investment income (loss)                                         0.97%            1.11%         1.02%         ( 3.58)%**

(a) Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $374,600) (cost $18,578,243)      $ 14,490,719
 Cash                                                                                            604,159
 Receivables --
  Investment securities sold                                                                     268,273
  Dividends                                                                                       39,278
  Due from Pioneer Investment Management, Inc.                                                     2,977
                                                                                            ------------
   Total assets                                                                             $ 15,405,406
                                                                                            ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                           $    266,536
  Portfolio shares repurchased                                                                       904
  Upon return of securities loaned                                                               378,500
 Due to affiliates                                                                                   232
 Accrued expenses                                                                                 51,371
                                                                                            ------------
   Total liabilities                                                                        $    697,543
                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                            $ 19,572,701
 Undistributed net investment income                                                             279,665
 Accumulated net realized loss on investments                                                 (1,056,979)
 Net unrealized loss on investments                                                           (4,087,524)
                                                                                            ------------
   Total net assets                                                                         $ 14,707,863
                                                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II ($14,707,863/1,629,373)                                                           $       9.03
                                                                                            ------------



  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $10,497)                                  $432,374
 Interest                                                                                23,738
 Income from securities loaned, net                                                       7,671
                                                                                       --------
  Total investment income                                                                             $    463,783
                                                                                                      ------------
EXPENSES:
 Management fees                                                                       $128,807
 Transfer agent fees                                                                      1,354
 Distribution fees                                                                       46,003
 Administrative fees                                                                      5,519
 Custodian fees                                                                          42,346
 Professional fees                                                                       43,512
 Printing expense                                                                         9,215
 Fees and expenses of nonaffiliated trustees                                              6,212
 Miscellaneous                                                                            1,950
                                                                                       --------
  Total expenses                                                                                      $    284,918
  Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (100,961)
                                                                                                      ------------
  Net expenses                                                                                        $    183,957
                                                                                                      ------------
   Net investment income                                                                              $    279,826
                                                                                                      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                                                     $ (1,037,996)
                                                                                                      ------------
 Change in net unrealized loss on investments                                                         $ (6,495,353)
                                                                                                      ------------
  Net loss on investments                                                                             $ (7,533,349)
                                                                                                      ------------
  Net decrease in net assets resulting from operations                                                $ (7,253,523)
                                                                                                      ============


12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                Year Ended       Year Ended
                                                                                 12/31/08         12/31/07
FROM OPERATIONS:
Net investment income                                                         $    279,826      $    252,572
Net realized gain (loss) on investments                                         (1,037,996)           50,779
Change in net unrealized gain (loss) on investments                             (6,495,353)          748,091
                                                                              ------------      ------------
  Net increase (decrease) in net assets resulting from operations             $ (7,253,523)     $  1,051,442
                                                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.16 and $0.11 per share, respectively)                          $   (252,588)     $   (154,057)
Net realized gain:
  Class II ($0.00 and $0.00 per share, respectively)                                  (629)               --
                                                                              ------------      ------------
    Total distributions to shareowners                                        $   (253,217)     $   (154,057)
                                                                              ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  9,048,263      $ 11,715,336
Reinvestment of distributions                                                      253,216           154,057
Cost of shares repurchased                                                      (7,647,140)       (6,496,977)
                                                                              ------------      ------------
  Net increase in net assets resulting from Portfolio share transactions      $  1,654,339      $  5,372,416
                                                                              ------------      ------------
  Net increase (decrease) in net assets                                       $ (5,852,401)     $  6,269,801
NET ASSETS:
Beginning of year                                                               20,560,264        14,290,463
                                                                              ------------      ------------
End of year                                                                   $ 14,707,863      $ 20,560,264
                                                                              ============      ============
Undistributed net investment income                                           $    279,665      $    252,507
                                                                              ============      ============

                                   '08 Shares      '08 Amount       '07 Shares      '07 Amount
CLASS II
Shares sold                          759,584      $  9,048,263        874,662      $ 11,715,336
Reinvestment of distributions         20,503           253,216         11,270           154,057
Less shares repurchased             (666,877)       (7,647,140)      (481,554)       (6,496,977)
                                    --------      ------------       --------      ------------
  Net increase                       113,210      $  1,654,339        404,378      $  5,372,416
                                    ========      ============       ========      ============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $995,268, which will expire in 2016 if not utilized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   At December 31, 2008, the Portfolio has reclassified $80 to decrease undistributed net investment income and $80 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------
                                                         2008            2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                     $   252,668       $154,057
 Long-term capital gain                                      549             --
                                                     -----------       --------
   Total distributions                               $   253,217       $154,057
                                                     ===========       ========
 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income                       $   279,665
 Capital loss carryforward                              (995,268)
 Unrealized depreciation                              (4,149,235)
                                                     -----------
   Total                                             $(4,864,838)
                                                     ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                              (continued)
--------------------------------------------------------------------------------

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen LLC as compensation for Cullen's subadvisory services to the Portfolio.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4 in management fees, administrative fees and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $129 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $99 in distribution fees payable to PFD at December 31, 2008.

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Cullen Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                           /s/ Ernst & Young



Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Cullen Capital Management, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and three year periods ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Sub-advisory Fee and Expenses

The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the second quintile relative to its Strategic Insight peer group. The Trustees noted that PIM agreed that the contractual expense limitation agreement would be in effect until at least December 31, 2009.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its other clients with similar investment strategies as the Portfolio. The Trustees noted that the fee rates for those clients generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to the sub-adviser from its relationship with the Portfolio, including the benefits to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further noted that the sub-adviser reported that it did not know of any intangible benefits received by it by virtue of its relationship with the Portfolio. The Trustees concluded that the benefits received by the sub-adviser from its relationship with the Portfolio were reasonable in the context of the overall relationship between the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

Pioneer Cullen Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director      None
                           Board, Trustee    until a successor trustee      of Pioneer Global Asset
                           and President     is elected or earlier          Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Chairman and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr
                                                                            LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves     Director, CEO and President of      None
(50)*                      Executive Vice    until a successor trustee      Pioneer Investment Management
                           President         is elected or earlier          USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global Asset
                                                                            Management S.p.A. (since April
                                                                            2007); Head of New Markets
                                                                            Division, Pioneer Global Asset
                                                                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
David R. Bock (65)         Trustee          Trustee since 2005. Serves      Executive Vice President and        Director of
                                            until a successor trustee       Chief Financial Officer, I-trax,    Enterprise Community
                                            is elected or earlier           Inc. (publicly traded health        Investment, Inc.
                                            retirement or removal.          care services company) (2004 -      (privately-held
                                                                            2007); Partner, Federal City        affordable housing
                                                                            Capital Advisors (boutique          finance company);
                                                                            merchant bank) (1997 to 2004 and    and Director of New
                                                                            2008 - present); and Executive      York Mortgage Trust
                                                                            Vice President and Chief            (publicly traded
                                                                            Financial Officer, Pedestal Inc.    mortgage REIT)
                                                                            (internet-based mortgage trading
                                                                            company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves      President, Bush International,      Director of Marriott
                                            until a successor trustee       LLC (international financial        International, Inc.,
                                            is elected or earlier           advisory firm)                      Director of Discover
                                            retirement or removal.                                              Financial Services
                                                                                                                (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University       Trustee, Mellon
(64)                                        until a successor trustee                                           Institutional Funds
                                            is elected or earlier                                               Investment Trust and
                                            retirement or removal.                                              Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice             None
(61)                                        until a successor trustee       President and Corporate
                                            is elected or earlier           Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm); and
                                                                            Desautels Faculty of Management,
                                                                            McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,            None
                                            until a successor trustee       Quadriserv, Inc. (technology
                                            is elected or earlier           products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves      President and Chief Executive       Director of New
                                            until a successor trustee       Officer, Newbury, Piret &           America High Income
                                            is elected or earlier           Company, Inc. (investment           Fund, Inc.
                                            retirement or removal.          banking firm)                       (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &          Director, The Swiss
                                            until a successor trustee       Cromwell LLP (law firm)             Helvetia Fund, Inc.
                                            is elected or earlier                                               (closed-end
                                            retirement or removal.                                              investment company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa (60)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior        None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44) Assistant         Since 2003. Serves at the      Associate General Counsel of        None
                           Secretary         discretion of the Board        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)       Treasurer         Since 2008. Serves at the      Vice President - Fund               None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer and
                                                                            Senior Vice President, CDC IXIS
                                                                            Asset Management Services from
                                                                            2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant         Since 2000. Serves at the      Assistant Vice President - Fund     None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund      None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -       None
  (35)                     Treasurer         discretion of the Board        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since June 2003 and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since September 2003;
                                                                            Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief             Since 2007. Serves at the      Chief Compliance Officer of         None
                           Compliance        discretion of the Board        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity Investments
                                                                            (February 2005 to July 2005);
                                                                            Independent Consultant (July
                                                                            1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18678-03-0209

                                                            [LOGO]PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
         Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  10

  Notes to Financial Statements                                         15

  Report of Independent Registered Public

    Accounting Firm                                                     19

  Trustees, Officers and Service Providers                              21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

International Common Stocks                                             43.2%
Depositary Receipts for International Stocks                            32.2%
Temporary Cash Investments                                              18.8%
U.S. Common Stocks                                                       4.2%
International Preferred Stocks                                           1.6%

Geographical Distribution
(As a percentage of equity holdings)

China                                                                   18.6%
Brazil                                                                  15.6%
South Africa                                                            11.8%
Russia                                                                   8.8%
Taiwan                                                                   7.2%
South Korea                                                              6.3%
India                                                                    5.7%
Israel                                                                   4.1%
Hong Kong                                                                3.5%
Indonesia                                                                2.8%
Mexico                                                                   2.7%
Peru                                                                     2.4%
Canada                                                                   2.3%
United States                                                            1.7%
Egypt                                                                    1.6%
Philippines                                                              1.5%
Malaysia                                                                 1.2%
Other (Individually less than 1%)                                        2.2%

Five Largest Holdings
(As a percentage of equity holdings)

1. China Mobile (Hong Kong),
    Ltd. (A.D.R.)                             4.34%
2. Petrobras Brasileiro
    (A.D.R.)                                  3.88
3. America Movil SA (A.D.R.)
    (Series L)                                2.72
4. Gazprom (A.D.R.)                           2.69
5. Companhia Vale do Rio
    Doce (A.D.R.)                             2.55

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08

Prices and Distributions


Net Asset Value per Share      12/31/08      12/31/07
  Class I                     $ 15.84      $ 43.86
  Class II                    $ 15.62      $ 43.32


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.1255       $ 0.2168          $ 4.9629
  Class II                  $ 0.0292       $ 0.2168          $ 4.9629

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

             Pioneer             Pioneer
         Emerging Markets    Emerging Markets
           VCT Pioneer,        VCT Pioneer,       MSCI Emerging
             Class I             Class II         Markets Index
12/98        $10,000             $10,000            $10,000
12/99        $17,830             $17,874            $16,641
12/00        $11,703             $11,761            $11,547
12/01        $10,841             $10,915            $11,273
12/02        $10,686             $10,784            $10,597
12/03        $16,860             $17,057            $16,560
12/04        $20,019             $20,298            $20,858
12/05        $27,547             $28,002            $28,063
12/06        $37,328             $38,016            $37,208
12/07        $53,174             $54,309            $52,008
12/08        $22,172             $22,698            $24,350

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

               Class I      Class II
10 Years        8.54%         8.29%
5 Years         5.88%         5.63%
1 Year        -58.20%       -58.30%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.



Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $   475.16       $   474.67
       Expenses Paid During Period*            $     5.64       $     6.52

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52% and 1.76% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.



Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,017.50       $ 1,016.29
       Expenses Paid During Period*            $     7.71       $     8.92

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52% and 1.76% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

In the following interview, Christopher Smart, manager of Pioneer Emerging Market VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12 months ended December 31, 2008.

Q: Please discuss the performance of emerging markets stocks during the past 12 months.

A: In a stark reversal of a trend that has been in place for most of this decade, emerging markets stocks generated a negative return and underperformed the developed markets during the past year. The cause of the downturn was the worldwide credit freeze, the subsequent drop-off in global economic growth, and the plunge in commodity prices. For the emerging markets, which are very sensitive to both commodity prices and global economic trends, the chain of events proved particularly destructive. The impact of the issues was heightened in the latter half of the period, when hedge funds and other leveraged investors were forced to liquidate positions without regard for fundamentals or valuations. In this environment, the Class I shares of the Portfolio produced a total return of -58.20% at net asset value over the 12-month period ended December 31, 2008, and Class II shares returned -58.30% at net asset value. The returns lagged the-53.18% return over the same period of the benchmark MSCI Emerging Markets Index. Over the same 12-month period, the 44 Emerging Markets variable portfolios tracked by Lipper, Inc. posted an average return of -54.07%.

Q: What were the key factors affecting the Portfolio's performance over the 12-month period ended December 31, 2008?

A: Looking first at absolute performance, the massive decline in emerging markets stocks in 2008 meant that virtually every holding in the Portfolio produced a negative return. At a time when performance in the broader asset class was so poor, there were very few places for investors to hide.

     In terms of performance relative to the benchmark, the largest negative was our position in Russia. The combination of falling oil prices, a troubled banking sector and a weak currency caused a large decline in Russian equities and a sharp loss in value for all of the Portfolio's holdings in the country. Indonesia also was a source of weakness for the Portfolio. The leading causes of underperformance for the Portfolio's Indonesian holdings were positions in the coal stocks Bumi Resources and Indo Tambangraya Megah, both of which declined sharply when China's demand for coal slackened in the latter half of the period. The underperformance of those two Indonesian coal stocks is indicative of the exceptionally poor returns for the materials section in general. While our concerns about global growth prompted us to reduce the Portfolio's weighting in materials stocks earlier in the year, the sharp declines for so many stocks in the group meant that even the Portfolio's reduced position was a negative for performance.

     China, where we elected to emphasize stocks related to the strong consumer sector over those more sensitive to global economic trends, was an area of positive relative performance. We also added value through investments in gold stocks and our decision to underweight the Portfolio in South Korean investments.

Q:   What is your broad view regarding the emerging markets?

A: In the short term, we anticipate slowing global growth, continued difficulties in the banking sector, and further stock market volatility. However, we believe the ongoing weakness in the near-term outlook is obscuring the important long-term story that continues to unfold in the emerging markets. A look past

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

   the headlines will show that demographic trends remain favorable, consumer spending is rising, and emerging nations continue to benefit from their increasing integration with the world economy. We believe that the massive debt problems of the past no longer exist, reflecting the more sensible fiscal policies of emerging nations. Additionally, most emerging market banking systems appear to be sound -- a distinct contrast to the developed world. Taken together, we believe that these factors are helping emerging markets to generate positive economic growth even as the economies of the developed world are contracting.

   Despite the favorable long-term backdrop, valuations have declined to remarkably low levels. As of the close of the period, the price-to-earnings (P/E) ratio of the MSCI Emerging Markets Index stood at 8.4 times trailing earnings, compared with the 10-year average of 16 times. Similarly, the price-to-book ratio of the index was 1.4 times trailing earnings, which was well below the 10-year average of 1.9 times. While valuations alone do not form the basis for an investment case, we believe this helps illustrate the potential opportunities that have been created by this bear market.

Q: How is the Portfolio positioned at December 31, 2008?

A: In an environment of elevated risk, we are focusing our investments on companies with sound balance sheets, strong franchises, and predictable earnings. We believe our approach will stand the Portfolio in good stead while economic growth remains under pressure. Once we begin to see signs of a recovery in the global economy, we will look for opportunities to add more risk to the Portfolio.








Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------




   Shares                                                             Value
                  PREFERRED STOCKS - 1.8%
                  Media - 0.9%
                  Cable & Satellite - 0.9%
  102,880         Net Servicos de Comunicacao SA*               $   590,743
                                                                -----------
                  Total Media                                   $   590,743
                                                                -----------
                  Banks - 0.9%
                  Diversified Banks - 0.9%
   49,975         Banco Itau Holding Financeira SA              $   563,555
                                                                -----------
                  Total Banks                                   $   563,555
                                                                -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $1,713,352)                             $ 1,154,298
                                                                -----------
                  COMMON STOCKS - 92.0%
                  Energy - 14.3%
                  Coal & Consumable Fuels - 1.4%
  554,000         Indo Tambangraya Megah Pt                     $   544,314
  445,000         Yanzhou Coal Mining Co., Ltd.*(b)                 331,124
                                                                -----------
                                                                $   875,438
                                                                -----------
                  Integrated Oil & Gas - 9.4%
  836,400         China Petroleum & Chemical Corp.              $   515,274
  110,500         Gazprom (A.D.R.)                                1,580,641
   18,300         Lukoil Holding (A.D.R.)*                          605,730
  111,600         Petrobras Brasileiro SA (A.D.R.) (b)            2,277,756
   30,400         Sasol, Ltd. (A.D.R.)                              922,032
                                                                -----------
                                                                $ 5,901,433
                                                                -----------
                  Oil & Gas Equipment & Services - 1.1%
   25,700         Tenaris SA (A.D.R.)                           $   539,186
   38,900         Torchmark Corp. (G.D.R.)                          151,659
                                                                -----------
                                                                $   690,845
                                                                -----------
                  Oil & Gas Exploration & Production - 1.1%
  681,600         CNOOC, Ltd.                                   $   647,726
                                                                -----------
                  Oil & Gas Refining & Marketing - 1.3%
   16,100         Reliance Industries, Ltd. (G.D.R.) (144A)     $   826,143
                                                                -----------
                  Total Energy                                  $ 8,941,585
                                                                -----------
                  Materials - 17.2%
                  Construction Materials - 2.1%
  204,312         Pretoria Portland Cement Co.                  $   695,884
1,466,600         PT Indocement Tunggal Prakarsa Tbk                632,803
                                                                -----------
                                                                $ 1,328,687
                                                                -----------
                  Diversified Metals & Mining - 3.6%
  140,880         Companhia Vale do Rio Doce (A.D.R.) (b)       $ 1,500,372
   20,700         Freeport-McMoRan Copper & Gold, Inc.
                  (Class B) (b)                                     505,908
   65,200         New World Resources BV                            256,991
                                                                -----------
                                                                $ 2,263,271
                                                                -----------
                  Fertilizers & Agricultural Chemicals - 1.6%
   91,700         Israel Chemicals, Ltd.                        $   640,439
  181,600         Uralkali*                                         335,960
                                                                -----------
                                                                $   976,399
                                                                -----------


Shares                                                                Value
                  Gold - 5.6%
   28,600         Anglogold Ashanti, Ltd. (A.D.R.)*             $   792,506
   66,700         Harmony Gold Mining Co., Ltd.*                    699,212
  216,800         IAMGOLD Corp.                                   1,324,648
1,140,875         Zijin Mining Group Co., Ltd.                      699,539
                                                                -----------
                                                                $ 3,515,905
                                                                -----------
                  Precious Metals & Minerals - 3.3%
   70,600         Compania de Minas Buenaventura
                  SAA (b)                                       $ 1,406,352
   46,000         Impala Platinum Holdings, Ltd.                    658,044
                                                                -----------
                                                                $ 2,064,396
                                                                -----------
                  Steel - 1.0%
   36,100         Kumba Iron Ore, Ltd.                          $   623,947
                                                                -----------
                  Total Materials                               $10,772,605
                                                                -----------
                  Capital Goods - 10.5%
                  Aerospace & Defense - 0.9%
   12,100         Elbit Systems, Ltd.                           $   554,288
                                                                -----------
                  Construction & Engineering - 6.9%
  188,082         Aveng, Ltd.                                   $   615,836
  475,300         China Communications Construction Co.,
                  Ltd. (b)                                          594,061
  883,500         China Railway Group, Ltd.*(b)                     620,056
  410,900         China Railways Construction Corp.*                616,660
   16,400         Hyundai Engineering & Construction
                  Co., Ltd.*                                        762,256
   38,600         Larsen & Toubro, Ltd.                             619,087
   20,400         Orascom Construction Industries Co.               517,966
                                                                -----------
                                                                $ 4,345,922
                                                                -----------
                  Heavy Electrical Equipment - 1.2%
   26,000         Bharat Heavy Electricals, Ltd.                $   738,000
                                                                -----------
                  Industrial Conglomerates - 1.5%
  166,100         Keppel Corp.                                  $   505,092
   81,500         Murray & Roberts Holdings, Ltd.                   417,439
                                                                -----------
                                                                $   922,531
                                                                -----------
                  Total Capital Goods                           $ 6,560,741
                                                                -----------
                  Transportation - 0.8%
                  Marine - 0.8%
  512,600         China Shipping Development Co., Ltd.*(b)      $   515,943
                                                                -----------
                  Total Transportation                          $   515,943
                                                                -----------
                  Automobiles & Components - 0.8%
                  Automobile Manufacturers - 0.8%
  485,300         PT Astra International Tbk                    $   489,576
                                                                -----------
                  Total Automobiles & Components                $   489,576
                                                                -----------
                  Consumer Durables & Apparel - 3.3%
                  Apparel, Accessories & Luxury Goods - 1.0%
1,335,400         Anta Sports Products, Ltd.*                   $   612,165
                                                                -----------
                  Homebuilding - 1.1%
  174,140         Cyrela Brazil Realty SA*                      $   692,196
                                                                -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

Shares                                                                           Value
                  Housewares & Specialties - 1.2%
   35,490         Woongjin Coway Co., Ltd.*                                $   760,413
                                                                           -----------
                  Total Consumer Durables & Apparel                        $ 2,064,774
                                                                           -----------
                  Media - 1.7%
                  Advertising - 1.0%
   67,500         Focus Media Holding, Ltd.*(b)                            $   613,575
                                                                           -----------
                  Movies & Entertainment - 0.7%
   99,900         CTC Media, Inc.*                                         $   479,520
                                                                           -----------
                  Total Media                                              $ 1,093,095
                                                                           -----------
                  Retailing - 3.4%
                  Department Stores - 3.4%
   92,400         Lojas Renner SA*                                         $   625,581
1,371,600         New World Department Store China, Ltd.*                      754,903
  632,900         Parkson Retail Group, Ltd. (b)                               723,790
                                                                           -----------
                                                                           $ 2,104,274
                                                                           -----------
                  Total Retailing                                          $ 2,104,274
                                                                           -----------
                  Food & Drug Retailing - 1.9%
                  Food Retail - 0.9%
   69,900         X-5 Retail Group NV (G.D.R.)*(b)                         $   603,506
                                                                           -----------
                  Hypermarkets & Supercenters - 1.0%
   22,200         Brasil Distr Pao Acu (A.D.R.)*                           $   611,832
                                                                           -----------
                  Total Food & Drug Retailing                              $ 1,215,338
                                                                           -----------
                  Food, Beverage & Tobacco - 0.8%
                  Packaged Foods & Meats - 0.8%
   18,800         Wimm-Bill-Dann*(b)                                       $   494,628
                                                                           -----------
                  Total Food, Beverage & Tobacco                           $   494,628
                                                                           -----------
                  Household & Personal Products - 3.3%
                  Household Products - 1.2%
    4,800         LG Household & Health Care, Ltd.*                        $   727,236
                                                                           -----------
                  Personal Products - 2.1%
    1,398         Amorepacific Corp.*                                      $   728,885
   71,700         Natura Cosmeticos SA*                                        588,284
                                                                           -----------
                                                                           $ 1,317,169
                                                                           -----------
                  Total Household &
                  Personal Products                                        $ 2,044,405
                                                                           -----------
                  Pharmaceuticals & Biotechnology - 2.0%
                  Pharmaceuticals - 2.0%
   29,000         Teva Pharmaceutical Industries, Ltd. (b)                 $ 1,234,530
                                                                           -----------
                  Total Pharmaceuticals &
                  Biotechnology                                            $ 1,234,530
                                                                           -----------


Shares                                                                           Value
                  Banks - 9.1%
                  Diversified Banks - 8.2%
   56,596         Banco Bradesco SA (b)                                    $   558,603
   96,400         Banco do Brasil SA                                           611,429
  408,300         Bumiputra-Commerce Holdings Berhad                           696,860
1,487,800         China Construction Bank Corp. (b)                            823,341
1,450,945         Chinatrust Financial Holding Co., Ltd.                       626,416
1,592,500         Industrial & Commerical Bank of
                  China Ltd. (b)                                               846,374
  554,000         Sberbank RF*                                                 417,080
    8,762         Uniao de Bancos Brasileiros SA
                           (Unibanco) (G.D.R.)                                 566,200
                                                                           -----------
                                                                           $ 5,146,303
                                                                           -----------
                  Thrifts & Mortgage Finance - 0.9%
   18,000         Housing Development Finance Corp. Ltd.*                  $   562,881
                                                                           -----------
                  Total Banks                                              $ 5,709,184
                                                                           -----------
                  Diversified Financials - 1.6%
                  Diversified Financial Services - 1.0%
  226,000         African Bank Investments, Ltd.                           $   621,107
                                                                           -----------
                  Investment Banking & Brokerage - 0.6%
  124,400         EFG-Hermes Holding SAE*                                  $   392,942
                                                                           -----------
                  Total Diversified Financials                             $ 1,014,049
                                                                           -----------
                  Insurance - 3.6%
                  Life & Health Insurance - 2.5%
   54,725         Cathay Financial Holding Co., Ltd. (144A)
                  (           G.D.R.) (b)                                  $   609,472
   20,100         China Life Insurance Co. (A.D.R.)*(b)                        932,640
                                                                           -----------
                                                                           $ 1,542,112
                                                                           -----------
                  Property & Casualty Insurance - 1.1%
    4,700         Samsung Fire & Marine Insurance Co., Ltd.*               $   713,299
                                                                           -----------
                  Total Insurance                                          $ 2,255,411
                                                                           -----------
                  Technology Hardware & Equipment - 2.7%
                  Communications Equipment - 1.0%
  225,500         ZTE Corp.*                                               $   595,400
                                                                           -----------
                  Computer Hardware - 0.8%
  929,000         Compal Electronics, Inc.*                                $   494,703
                                                                           -----------
                  Electronic Manufacturing Services - 0.9%
  298,519         Hon Hai Precision Industry Co., Ltd.                     $   589,290
                                                                           -----------
                  Total Technology Hardware &
                  Equipment                                                $ 1,679,393
                                                                           -----------
                  Semiconductors - 2.1%
                  Semiconductors - 2.1%
  163,241         Taiwan Semiconductor Manufacturing Co.
                  (A.D.R.) (b)                                             $ 1,289,604
                                                                           -----------
                  Total Semiconductors                                     $ 1,289,604
                                                                           -----------
                  Telecommunication Services - 12.9%
                  Integrated Telecommunication Services - 0.7%
   65,600         Vimpel-Communications (A.D.R.)                           $   469,696
                                                                           -----------

The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------


Shares                                                          Value
              Wireless Telecommunication Services - 12.2%
  51,600      America Movil SA (A.D.R.) (Series L)        $ 1,599,084
  38,500      Bharti Televentures, Ltd.*                      569,591
  50,100      China Mobile (Hong Kong), Ltd.
              (A.D.R.) (b)                                  2,547,585
  20,200      Mobile Telesystems, Inc. (A.D.R.)(b)            538,936
  78,900      MTN Group, Ltd.                                 913,282
  18,800      Philippine Long Distance Telephone
              Co.                                             865,096
 404,000      Taiwan Mobile Co. Ltd*                          601,246
                                                          -----------
                                                          $ 7,634,820
                                                          -----------
              Total Telecommunication
              Services                                    $ 8,104,516
                                                          -----------
              TOTAL COMMON STOCKS
              (Cost $85,115,296)                          $57,583,651
                                                          -----------

              Principal
             Amount ($)
                          TEMPORARY CASH INVESTMENTS - 21.8%
                          Securities Lending Collateral - 21.8% (d)
                          Certificates of Deposit:
            315,510       Abbey National Plc, 3.15%, 8/13/09      $   315,510
            315,467       Bank of Nova Scotia, 3.21%, 5/5/09          315,467
            504,209       Bank of Scotland NY, 2.92%, 6/5/09          504,209
            567,918       Barclays Bank, 1.5%, 5/27/09                567,918
            100,312       Calyon NY, 4.62%, 1/16/09                   100,312
            631,020       CBA, 4.87%, 7/16/09                         631,020
            567,918       DNB NOR Bank ASA NY, 3.04%,
                          6/5/09                                      567,918
            578,014       Intesa SanPaolo S.p.A., 1.44%,
                          5/22/09                                     578,014
             36,549       NORDEA NY, 4.13%, 4/9/09                     36,549
            473,265       Royal Bank of Canada NY, 2.7%,
                          8/7/09                                      473,265
            315,510       Royal Bank of Scotland, 3.06%,
                          3/5/09                                      315,510
             63,073       Skandinavian Enskilda Bank NY,
                          3.06%, 2/13/09                               63,073
            631,020       Societe Generale, 3.29%, 9/4/09             631,020
            567,918       Svenska Bank NY, 4.61%, 7/8/09              567,918
            631,020       U.S. Bank NA, 2.25%, 8/24/09                631,020
                                                                  -----------
                                                                  $ 6,298,724
                                                                  -----------
                          Commercial Paper:
             60,129       BBVA U.S., 2.83%, 3/12/09               $    60,129
            631,020       Monumental Global Funding, Ltd.,
                          2.5%, 8/17/09                               631,020
            315,510       CME Group, Inc., 2.9%, 8/6/09               315,510
            315,477       General Electric Capital Corp., 2.86%,
                          3/16/09                                     315,477
            619,662       American Honda Finance Corp.,
                          4.95%, 7/14/09                              619,662


            Principal
            Amount ($)                                                  Value
                          Commercial Paper (continued):
            631,020       HSBC Bank, Inc., 2.5%, 8/14/09          $   631,020
            315,510       IBM, 2.39%, 9/25/09                         315,510
            567,918       Met Life Global Funding, 3.19%,
                          6/12/09                                     567,918
            567,918       New York Life Global, 2.13%, 9/4/09         567,918
            536,367       Westpac Banking Corp., 2.34%,
                          6/1/09                                      536,367
                                                                  -----------
                                                                  $ 4,560,531
                                                                  -----------
                          Tri-party Repurchase
                          Agreements:
          1,388,244       Deutsche Bank, 0.25%, 1/2/09            $ 1,388,244
            107,198       Barclays Capital Markets, 0.5%,
                          1/2/09                                      107,198
                                                                  -----------
                                                                  $ 1,495,442
                                                                  -----------
                          Time Deposit:
            631,020       BNP Paribas, 0.01%, 1/2/09              $   631,020
                                                                  -----------
                          Money Market Mutual Funds:
            157,755       Columbia Government Reserves Fund       $   157,755
            473,265       JP Morgan, U.S. Government Money
                          Market Fund                                 473,265
                                                                  -----------
                                                                  $   631,020
                                                                  -----------
                          Total Securities Lending
                          Collateral                              $13,616,737
                                                                  -----------
                          TOTAL TEMPORARY CASH
                          INVESTMENTS
                          (Cost $13,616,737)                      $13,616,737
                                                                  -----------
                          TOTAL INVESTMENT IN SECURITIES - 115.6%
                          (Cost $100,445,385)(a)(c)               $72,354,686
                                                                  -----------
                          OTHER ASSETS AND
                          LIABILITIES - (15.6)%                   $(9,787,829)
                                                                  -----------
                          TOTAL NET ASSETS - 100.0%               $62,566,857
                                                                  ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(G.D.R.) Global Depositary Receipt.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $1,435,615 or 2.3% of total net assets.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $105,474,571 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $  1,657,194
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value      (31,462,691)
                                                                 ------------
          Net unrealized loss                                    $(33,119,885)
                                                                 ============


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

(b)    At December 31, 2008, the following securities were out on loan:


        Shares     Description                                            Value
        50,850     Banco Bradesco SA                                $   501,890
         2,101     Cathay Financial Holding Co., Ltd.
                            (144A) (G.D.R.)                              23,399
       160,000     China Communications Construction
                   Co., Ltd.                                            199,984
       666,000     China Construction Bank Corp.                        368,564
        11,100     China Life Insurance Co. (A.D.R.)*                   515,040
        41,200     China Mobile (Hong Kong), Ltd.
                   (       A.D.R.)                                    2,095,020
       392,400     China Railway Group, Ltd. *                          275,386
       200,000     China Shipping Development Co.,
                   Ltd. *                                               201,300
       126,500     Companhia Vale do Rio Doce (A.D.R.)                1,347,225
        43,000     Compania de Minas Buenaventura
                   SAA                                                  856,560
        66,300     Focus Media Holding, Ltd. *                          602,667
        15,000     Freeport-McMoRan Copper & Gold,
                   Inc. (Class B)                                       366,600
       918,000     Industrial & Commerical Bank of
                   China, Ltd.                                          487,917
        15,000     Mobile Telesystems (A.D.R.)*                         400,200
       300,000     Parkson Retail Group, Ltd.                           343,080
       100,000     Petrobras Brasileiro SA (A.D.R.)                   2,041,000
       100,000     Taiwan Semiconductor Manufacturing
                   Co. (A.D.R.)                                         790,000
        26,100     Teva Pharmaceutical Industries, Ltd.               1,111,077
        11,500     Wimm-Bill-Dann *                                     302,565
        35,000     X-5 Retail Group NV (G.D.R.)*                        302,187
       185,000     Yanzhou Coal Mining Co., Ltd. *                      137,659
                                                                    -----------
                   Total                                            $13,269,320
                                                                    ===========

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


       China                                  18.6%
       Brazil                                 15.6
       South Africa                           11.8
       Russia                                  8.8
       Taiwan                                  7.2
       South Korea                             6.3
       India                                   5.7
       Israel                                  4.1
       Hong Kong                               3.5
       Indonesia                               2.8
       Mexico                                  2.7
       Peru                                    2.4
       Canada                                  2.3
       United States                           1.7
       Egypt                                   1.6
       Philippines                             1.5
       Malaysia                                1.2
       Other (Individually less than 1%)       2.2
                                             -----
                                             100.0%
                                             =====

(d)    Security lending collateral is managed by Credit Suisse, New York
Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $75,776,395 and $65,449,493, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                  Investments    Other Financial
Valuation Inputs                                 in Securities     Instruments
----------------------------------------------- --------------- ----------------
Level 1 - Quoted Prices                           $25,482,691             -
Level 2 - Other Significant Observable Inputs      46,871,995        (9,132)
Level 3 - Significant Unobservable Inputs                   -             -
                                                  -----------        ------
 Total                                            $72,354,686        (9,132)
                                                  ===========        ======

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                             Year         Year          Year          Year        Year
                                                             Ended       Ended         Ended         Ended       Ended
Class I                                                    12/31/08     12/31/07      12/31/06      12/31/05    12/31/04
Net asset value, beginning of period                       $  43.86     $ 34.26      $  28.09       $ 20.48     $ 17.37
                                                           --------     -------      --------       -------     -------
Increase from investment operations:
 Net investment income                                     $   0.39     $  0.11      $   0.27       $  0.22     $  0.22
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          (23.10)     13.83           8.83         7.51        3.04
                                                           --------     -------      --------       -------     -------
  Net increase (decrease) from investment
    operations                                             $ (22.71)    $ 13.94      $   9.10       $  7.73     $  3.26
Distributions to shareowners:
 Net investment income                                       ( 0.13)     ( 0.20)       ( 0.16)       ( 0.12)     ( 0.15)
 Net realized gain                                           ( 5.18)     ( 4.14)       ( 2.77)           --          --
                                                           --------     -------      --------       -------     -------
Total Distributions                                        $  (5.31)   $  (4.34)     $  (2.93)     $  (0.12)   $  (0.15)
                                                           --------    --------      --------      --------    --------
Redemption Fee                                             $     --    $     --     $    0.00(a)   $     --    $     --
                                                           --------    --------     ---------      --------    --------
Net increase (decrease) in net asset value                 $ (28.02)   $  9.60      $    6.17      $  7.61     $  3.11
                                                           --------    --------     ---------      --------    --------
Net asset value, end of period                             $  15.84    $ 43.86      $   34.26      $ 28.09     $ 20.48
                                                           ========    ========     =========      ========    ========
Total return*                                                (58.20)%     42.86%        35.77%        37.95%      18.93%
Ratio of net expenses to average net assets+                   1.52%       1.40%         1.51%         1.75%       1.75%
Ratio of net investment income to average net assets+          1.44%       0.41%         0.84%         0.94%       1.12%
Portfolio turnover rate                                          65%         54%           49%           74%         66%
Net assets, end of period (in thousands)                   $ 24,424    $ 47,612     $  12,919      $ 11,205    $  8,633
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.52%       1.40%         1.51%         1.77%       1.87%
 Net investment income                                         1.44%       0.41%         0.84%         0.92%       1.00%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                             Year         Year          Year          Year        Year
                                                             Ended       Ended         Ended         Ended       Ended
Class II                                                   12/31/08     12/31/07      12/31/06      12/31/05    12/31/04
Net asset value, beginning of period                       $  43.32     $ 33.92      $  27.84       $ 20.33     $ 17.26
                                                           --------     -------      --------       -------     -------
Increase from investment operations:
 Net investment income                                     $   0.31     $  0.10      $   0.17       $  0.15     $  0.16
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          (22.80)     13.58           8.79         7.46        3.04
                                                           --------     -------      --------       -------     -------
  Net increase (decrease) from investment
    operations                                             $ (22.49)    $ 13.68      $   8.96       $  7.61     $  3.20
Distributions to shareowners:
 Net investment income                                       ( 0.03)     ( 0.14)       ( 0.11)       ( 0.10)     ( 0.13)
 Net realized gain                                           ( 5.18)     ( 4.14)       ( 2.77)           --          --
                                                           --------     -------      --------       -------     -------
Total Distributions                                        $  (5.21)   $  (4.28)     $  (2.88)     $  (0.10)   $  (0.13)
                                                           --------    --------      --------      --------    --------
Redemption Fee                                             $     --    $     --     $    0.00(a)   $     --    $     --
                                                           --------    --------     ---------      --------    --------
Net increase (decrease) in net asset value                 $ (27.70)   $  9.40      $    6.08      $  7.51     $  3.07
                                                           --------    --------     ---------      --------    --------
Net asset value, end of period                             $  15.62    $ 43.32      $   33.92      $ 27.84     $ 20.33
                                                           ========    ========     =========      ========    ========
Total return*                                                (58.30)%     42.45%        35.51%        37.60%      18.73%
Ratio of net expenses to average net assets+                   1.76%       1.64%         1.75%         1.97%       1.99%
Ratio of net investment income to average net assets+          1.24%       0.31%         0.57%         0.70%       0.88%
Portfolio turnover rate                                          65%         54%           49%           74%         66%
Net assets, end of period (in thousands)                   $ 38,143    $ 85,981     $  58,130      $ 44,026    $ 30,347
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                  1.76%       1.64%         1.75%         1.99%       2.11%
 Net investment income                                         1.24%       0.31%         0.57%         0.68%       0.76%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of $13,269,320) (cost     $  72,354,686
  $100,445,385)
 Cash                                                                                          3,748,723
 Foreign currencies, at value (cost $477,079)                                                    484,550
 Receivables --
   Portfolio shares sold                                                                          91,444
   Dividends                                                                                     130,028
 Other                                                                                             2,283
                                                                                           -------------
  Total assets                                                                             $  76,811,714
                                                                                           -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                         $     263,227
   Portfolio shares repurchased                                                                  254,824
   Forward foreign currency settlement contracts, net                                              9,132
   Upon return of securities loaned                                                           13,616,737
   Due to affiliates                                                                               2,574
 Accrued expenses                                                                                 98,363
                                                                                           -------------
  Total liabilities                                                                        $  14,244,857
                                                                                           -------------
NET ASSETS:
 Paid-in capital                                                                           $  99,663,042
 Undistributed net investment income                                                             935,640
 Accumulated net realized loss on investments and foreign currency transactions               (9,940,111)
 Net unrealized loss on investments                                                          (28,090,699)
 Net unrealized loss on forward foreign currency contracts and other assets and liabilities denominated
   in foreign currencies                                                                          (1,015)
                                                                                           -------------
  Total net assets                                                                         $  62,566,857
                                                                                           =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $24,423,800/1,541,920 shares)                                           $       15.84
                                                                                           =============
 Class II (based on $38,143,057/2,442,162 shares)                                          $       15.62
                                                                                           =============

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended 12/31/08


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $217,042)                                  $   2,905,863
 Interest (net of foreign taxes withheld of $2,209)                                            65,610
 Income from securities loaned, net                                                            48,711
                                                                                        -------------
  Total investment income                                                                                   $   3,020,184
                                                                                                            -------------
EXPENSES:
 Management fees                                                                        $   1,163,041
 Transfer agent fees
   Class I                                                                                      1,508
   Class II                                                                                     1,508
 Distribution fees
   Class II                                                                                   153,222
 Administrative fees                                                                           30,329
 Custodian fees                                                                               208,252
 Professional fees                                                                             74,608
 Printing expense                                                                              24,066
 Fees and expenses of nonaffiliated trustees                                                    6,432
 Miscellaneous                                                                                 22,908
                                                                                        -------------
  Total expenses                                                                                            $   1,685,874
                                                                                                            -------------
   Net investment income                                                                                    $   1,334,310
                                                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
 Investments                                                                            $  (9,796,393)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                         (397,879)      $ (10,194,272)
                                                                                        -------------       -------------
 Change in net unrealized gain (loss) on:
   Investments                                                                          $ (71,646,352)
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                              5       $ (71,646,347)
                                                                                        -------------       -------------
 Net loss on investments and foreign currency transactions                                                  $ (81,840,619)
                                                                                                            -------------
 Net decrease in net assets resulting from operations                                                       $ (80,506,309)
                                                                                                            =============

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively


                                                                                             Year Ended         Year Ended
                                                                                              12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                                      $   1,334,310      $     320,814
Net realized gain (loss) on investments and foreign currency transactions                    (10,194,272)        15,270,762
Change in net unrealized gain (loss) on investments and foreign currency transactions        (71,646,347)        16,782,791
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $ (80,506,309)     $  32,374,367
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.13 and $0.20 per share, respectively)                                        $    (139,087)     $     (81,603)
  Class II ($0.03 and $0.14 per share, respectively)                                             (54,930)          (248,195)
Net realized gain:
  Class I ($5.18 and $4.14 per share, respectively)                                           (5,740,455)        (1,655,519)
  Class II ($5.18 and $4.14 per share, respectively)                                          (9,743,938)        (7,391,771)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $ (15,678,410)     $  (9,377,088)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  51,837,446      $  77,968,177
Reinvestment of distributions                                                                 15,678,409          9,377,088
Cost of shares repurchased                                                                   (42,356,875)       (47,798,762)
                                                                                           -------------      -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                                           $  25,158,980      $  39,546,503
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $ (71,025,739)     $  62,543,782
NET ASSETS:
Beginning of year                                                                            133,592,596         71,048,814
                                                                                           -------------      -------------
End of year                                                                                $  62,566,857      $ 133,592,596
                                                                                           =============      =============
Undistributed net investment income                                                        $     935,640      $     193,887
                                                                                           =============      =============


                                    '08 Shares       '08 Amount         '07 Shares        '07 Amount
CLASS I
Shares sold                           863,350      $  27,901,545           891,064      $  36,440,509
Reinvestment of distributions         174,312          5,879,542            46,311          1,737,122
Less shares repurchased              (581,174)       (17,239,682)         (228,974)        (8,753,056)
                                     --------      -------------          --------      -------------
  Net increase                        456,488      $  16,541,405           708,401      $  29,424,575
                                     ========      =============          ========      =============
CLASS II
Shares sold                         1,001,423      $  23,935,901         1,071,155      $  41,527,668
Reinvestment of distributions         294,261          9,798,867           205,929          7,639,966
Less shares repurchased              (838,081)       (25,117,193)       (1,006,262)       (39,045,706)
                                    =========      =============        ==========      =============
  Net increase                        457,603      $   8,617,575           270,822      $  10,121,928
                                    =========      =============        ==========      =============


14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Emerging Markets Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees (management appraised). At December 31, 2008, there were no securities that were management appraised.


   The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5)

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, the Portfolio paid no such taxes.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2008, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $696,838, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $4,214,087 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio has reclassified $398,540 to decrease undistributed net investment income and $398,540 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.


   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          2008              2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                   $    842,418        $  761,994
 Long-term capital gain              14,835,992         8,615,094
                                   ------------        ----------
   Total distributions             $ 15,678,410        $9,377,088
                                   ============        ==========
 Distributable Earnings:
 Undistributed ordinary income     $    926,508
 Capital loss carryforward             (696,838)
 Post-October loss deferred          (4,214,087)
 Unrealized depreciation            (33,111,768)
                                   ------------
   Total                           $(37,096,185)
                                   ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,055 in management fees, administrative costs and certain others fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $257 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $262 in distribution fees payable to PFD at December 31, 2008.

5. Forward Foreign Currency Contracts
During the year ended December 31, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2008 the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $166,904 and $176,036, respectively, resulting in a net payable of $9,132.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Emerging Markets VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------
For the fiscal year ending December 31, 2008, the Fund has elected to pass through foreign tax credits of $209,178.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                Trustees and Officers
Pioneer Investment Management, Inc.               The Board of Trustees provides broad supervision over the
                                                  Portfolio's affairs. The officers of the Trust are
Custodian                                         responsible for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.                     officers are listed below, together with their principal
                                                  occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm     interested persons of the Trust within the meaning of the
Ernst & Young LLP                                 1940 Act are referred to as Interested Trustees. Trustees
                                                  who are not interested persons of the Trust are referred to
Principal Underwriter                             as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                   trustee of each of the 76 U.S. registered investment
                                                  portfolios for which Pioneer serves as investment adviser
Legal Counsel                                     (the "Pioneer Funds"). The address for all Trustees and all
Bingham McCutchen LLP                             officers of the Trust is 60 State Street, Boston,
                                                  Massachusetts 02109.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Pioneer Investment Management Shareholder Services, Inc.

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1998. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000-2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
-------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
Benjamin M. Friedman       Professor, Harvard University
(64)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment
                           Company Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18658-03-0209


                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Report of Independent Registered Public
    Accounting Firm                             18
  Trustees, Officers and Service Providers      19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   91.6%
Temporary Cash Investments                            8.4%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Consumer Staples                                     17.0%
Utilities                                            16.4%
Industrials                                          13.5%
Financials                                           13.3%
Materials                                            10.9%
Energy                                                8.4%
Consumer Discretionary                                7.1%
Health Care                                           6.5%
Telecommunication Services                            5.2%
Information Technology                                1.7%

Five Largest Holdings
(As a percentage of equity holdings)

1.   Questar Corp.                                   2.72%
2.   Emerson Electric Co.                            2.69
3.   Colgate-Palmolive Co.                           2.51
4.   Chubb Corp.                                     2.50
5.   PG&E Corp.                                      2.45

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                   12/31/08         12/31/07
  Class I                                   $ 15.18          $ 23.76
  Class II                                  $ 15.26          $ 23.89

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.5689       $ 0.0347          $ 1.2330
  Class II                  $ 0.5294       $ 0.0347          $ 1.2330

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Equity Income   Pioneer Equity Income
         VCT Portfolio,          VCT Portfolio,         Russell 1000
         Class I                 Class II               Value Index

12/98          10,000                  10,000              10,000
               10,121                  10,096              10,735
12/00          11,624                  11,559              11,488
               10,814                  10,733              10,846
12/02           9,103                   9,010               9,162
               11,162                  11,017              11,913
12/04          12,990                  12,784              13,878
               13,733                  13,489              14,857
12/06          16,815                  16,473              18,163
               16,951                  16,563              18,131
12/08          11,816                  11,515              11,450

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)
--------------------------------------------------------------------------------

                                                         Class I        Class II
10 Years                                                  1.68%          1.42%
5 Years                                                   1.15%          0.89%
1 Year                                                   -30.29%        -30.48%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value On 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value On 12/31/08        $   752.73       $   751.73
       Expenses Paid During Period*            $     3.30       $     4.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value On 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value On 12/31/08        $ 1,021.37       $ 1,020.11
       Expenses Paid During Period*            $     3.81       $     5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

Over the past year, and particularly the last few months, the global economy has seen upheaval, especially in the financial sector. Credit markets have all but frozen, with negative consequences for an already shaky U. S. economy. Governments and central banks all over the world have taken aggressive action to shore up financial institutions and enable them to lend again. In the following interview, John Carey, who manages Pioneer Equity Income VCT Portfolio, discusses the environment over the past year ended December 31, 2008, and how it affected the Portfolio's performance.

Q: How did Pioneer Equity Income VCT Portfolio fare through the difficult
   12-month period ended December 31, 2008?

A: While we had been cautious on the economy for some time, the downturn of the past year startled us by its intensity and duration. Certainly the year 2008 was one of the worst years for investors in recent memory as the American banking system all but collapsed and industrial activity slowed markedly. Companies both large and small ran into trouble, and some ceased to exist or were absorbed by other companies, occasionally with government prodding. Consumer confidence plunged, and the fall Presidential election turned largely into a debate over what to do next as both major candidates seemed unable to offer any reassurance that everything could be set right quickly.

   Pioneer Equity Income VCT Portfolio's performance results suffered during the downturn, though the results were somewhat better than those of the overall market and competing funds. For the 12 months ended December 31, 2008, Class I shares of the Portfolio returned -30.29% at net asset value, and Class II shares returned -30.48%. By comparison, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index) returned -36.85% over the same 12-month period, and the average return of the 69 variable portfolios in Lipper Analytical Services' equity income category was -35.83%.

   During the year, our stock selection proved to be the decisive factor in the Portfolio's performance advantage over its competitors and the benchmark. Of course we realize that relatively strong performance compared with the benchmark is small consolation to our shareholders when the absolute performance numbers are so weak, but we take some satisfaction in having preserved just a bit more value than we might have.

Q: Please discuss the Portfolio's performance during the fiscal year ended
   December 31, 2008. Specifically, which holdings or sector allocations had the greatest positive and negative effects on performance relative to the benchmark Russell 1000 Value Index?

A: Stock selection was a positive contributor for the Portfolio in the vast majority of sectors during the year ended December 31, 2008. Our choices in the financials and industrials sectors proved to be the best. In financials, we not only avoided many of the worst stocks in the Portfolio's benchmark - most notably, AIG and Citigroup - but we also had important positions in two of the few financial stocks that performed relatively well during the period. SAFECO stock rose after the company received a premium takeover bid from another insurance company, and Chubb stock ended the year down only modestly. In industrials, our main success lay in having only a very small Portfolio position in laggard General Electric. We also note the relatively good performance of our food companies General Mills, Campbell Soup, and Hershey within the consumer-staples sector.

   The most significant detractors from the Portfolio's performance were our overweight in the underperforming materials sector, where stocks were hit hard by concerns over a slowing economy and, in particular, falling metals prices; and our underweight in energy, which did well early in the year before flagging in the second half as oil and gas prices came tumbling down.

Q: Oftentimes a weak stock market presents investment opportunities. Did you find some over the second half of the reporting period, and, overall, can you discuss changes you made to the Portfolio?

A: As we look at the stock market, we see many stocks selling at lower prices than we have seen in a long time. The sell-off has been, we think, quite undiscriminating,

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   as investors have seemed just to want to "get out of the market," no matter what the price. So, yes, we have seen what we regarded as bargains. At the same time, we have also sold from the Portfolio stocks of companies we did not think were as well positioned for the difficult times in which we find ourselves. Overall, we added ten names to the Portfolio during the last six months of the annual reporting period, and we eliminated eleven.

   The new entries were all in the category of economically sensitive stocks with, in our minds, good longer-term prospects in a recovering economy - which we do think we shall eventually see! Marathon Oil is a worldwide energy company that should see benefits in its refining operations from lower oil prices, but that also has attractive exploration-and-production activities. Carpenter Technology is a leader in stainless steel. Caterpillar and Deere are machinery makers: Caterpillar is one of the premier producers of construction equipment, and Deere makes both agricultural and construction equipment. Illinois Tool Works makes a whole host of components for machinery builders and other industrial users; Parker-Hannifin specializes in fluid-power systems; and General Electric, which did attract us after it had fallen sharply in price, is a well-known provider of everything from aircraft engines to medical-imaging equipment. Cedar Shopping Centers is a real estate investment trust with supermarket and drugstore-anchored properties; and FirstEnergy and PPL are public utilities.

   With respect to sales from the Portfolio during the 12-month period, we realized good gains on two stocks that were acquired at premium prices by other companies: SAFECO, which we mentioned above; and Wm. Wrigley Jr., which was purchased by the private confectionary giant Mars. Our other sales - Regal Entertainment Group, Regions Financial, Developers Diversified Realty, Liberty Property Trust, CBS, Teck Cominco, New York Times, Lincoln National, and Equity Residential - fell into the category of companies about which we had fundamental concerns.

Q: With world financial markets still in turmoil and with a new U. S.
   President set to take office by the time this report is published, what is your outlook for the coming months?

A: Investors today are uncertain of the potential length of the ongoing economic recession. The recession has also spread overseas, and that is affecting the ability of American companies to expand the exports on which so many of them have come to depend for growth. With respect to the public policy responses in the form of massive bail-outs and other "rescue packages," the jury is really still out on whether they are likely to help much. We do know the programs are expensive, and there is concern among investors over the longer-range budgetary implications of what the outgoing administration has already done and the incoming administration is promising.

   Despite everything, however, we are of the opinion that this is a business cycle and not the spiral to oblivion, and that in due course, no matter whether the government responses are effective or not, the economy will improve. We continue to have great faith in the underlying resilience of our country and its people. We have also observed that investments made during past periods of economic distress, at the bargain-basement prices often prevailing, have often worked out well when held for the long term by patient shareholders. Certainly we are excited by the low prices of many stocks today. Will this time be different, and will investors instead be disappointed? We are proceeding under the assumption that will not be the case, but we must emphasize the risks and unknown time horizon.

   Thank you for your support.

   Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

     Shares                                                  Value
               COMMON STOCKS - 100.6%
               Energy - 8.4%
               Integrated Oil & Gas - 7.4%
     59,067    Chevron Corp.                          $  4,369,186
     67,916    ConocoPhillips                            3,518,049
    119,269    Marathon Oil Corp.                        3,263,200
     47,039    Royal Dutch Shell Plc (A.D.R.)            2,490,245
                                                      ------------
                                                      $ 13,640,680
                                                      ------------
               Oil & Gas Storage & Transportation - 1.0%
    114,723    Spectra Energy Corp.                   $  1,805,740
                                                      ------------
               Total Energy                           $ 15,446,420
                                                      ------------
               Materials - 11.0%
               Aluminum - 1.4%
    221,095    Alcoa, Inc. (b)                        $  2,489,530
                                                      ------------
               Diversified Chemical - 2.8%
    175,003    Dow Chemical Co.                       $  2,640,795
    100,326    E.I. du Pont de Nemours and Co.           2,538,248
                                                      ------------
                                                      $  5,179,043
                                                      ------------
               Diversified Metals & Mining - 1.6%
     48,609    Compass Minerals International, Inc.   $  2,851,404
                                                      ------------
               Forest Products - 0.7%
     40,598    Weyerhaeuser Co.                       $  1,242,705
                                                      ------------
               Industrial Gases - 0.9%
     33,160    Air Products & Chemicals, Inc.         $  1,666,953
                                                      ------------
               Specialty Chemicals - 1.9%
    197,688    Valspar Corp.                          $  3,576,176
                                                      ------------
               Steel - 1.7%
      6,540    Carpenter Technology Corp.             $    134,332
     65,359    Nucor Corp.                               3,019,586
                                                      ------------
                                                      $  3,153,918
                                                      ------------
               Total Materials                        $ 20,159,729
                                                      ------------
               Capital Goods - 12.7%
               Aerospace & Defense - 2.3%
     79,261    United Technologies Corp.              $  4,248,390
                                                      ------------
               Construction & Farm Machinery &
               Heavy Trucks - 4.4%
     50,700    Caterpillar, Inc. (b)                  $  2,264,769
     44,700    Deere & Co.                               1,712,904
    141,933    PACCAR, Inc.                              4,059,284
                                                      ------------
                                                      $  8,036,957
                                                      ------------
               Electrical Component & Equipment - 2.7%
    135,407    Emerson Electric Co.                   $  4,957,250
                                                      ------------
               Industrial Conglomerates - 0.1%
     10,724    General Electric Co.                   $    173,729
                                                      ------------
               Industrial Machinery - 3.2%
     29,594    Gorman-Rupp Co. (b)                    $    920,965
     67,800    Illinois Tool Works, Inc.                 2,376,390
     22,600    Parker Hannifin Corp.                       961,404
     79,236    The Timken Co.                            1,555,403
                                                      ------------
                                                      $  5,814,162
                                                      ------------
               Total Capital Goods                    $ 23,230,488
                                                      ------------
               Commercial Services & Supplies - 0.9%
               Office Services & Supplies - 0.9%
     70,676    Mine Safety Appliances Co.             $  1,689,863
                                                      ------------
               Total Commercial Services &
               Supplies                               $  1,689,863
                                                      ------------
               Automobiles & Components - 1.7%
               Auto Parts & Equipment - 1.7%
    168,831    Johnson Controls, Inc.                 $  3,065,971
                                                      ------------
               Total Automobiles & Components         $  3,065,971
                                                      ------------
               Consumer Durables & Apparel - 1.8%
               Apparel, Accessories & Luxury Goods - 1.3%
     44,218    VF Corp.                               $  2,421,820
                                                      ------------
               Household Appliances - 0.5%
     22,153    Snap-On, Inc.                          $    872,385
                                                      ------------
               Total Consumer Durables & Apparel      $  3,294,205
                                                      ------------
               Consumer Services - 1.9%
               Leisure Facilities - 1.2%
    172,547    Cedar Fair, L.P.                       $  2,162,014
                                                      ------------
               Restaurants - 0.7%
     22,334    McDonald's Corp. (b)                   $  1,388,951
                                                      ------------
               Total Consumer Services                $  3,550,965
                                                      ------------
               Media - 0.4%
               Publishing - 0.4%
     33,710    McGraw-Hill Co., Inc.                  $    781,735
                                                      ------------
               Total Media                            $    781,735
                                                      ------------
               Retailing - 1.3%
               Distributors - 1.3%
     61,855    Genuine Parts Co.                      $  2,341,830
                                                      ------------
               Total Retailing                        $  2,341,830
                                                      ------------
               Food, Beverage & Tobacco - 13.3%
               Packaged Foods & Meats - 11.7%
    114,679    Campbell Soup Co. (b)                  $  3,441,517
     58,168    General Mills, Inc.                       3,533,706
    114,027    H.J. Heinz Co., Inc.                      4,287,415
     73,691    Hershey Foods Corp.                       2,560,025
     61,389    Kellogg Co.                               2,691,908
    146,840    Kraft Foods, Inc.                         3,942,654
     22,040    The J.M. Smucker Co.                        955,654
                                                      ------------
                                                      $ 21,412,879
                                                      ------------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     Shares                                                   Value
               Soft Drinks - 1.6%
     22,497    Coca-Cola Co.                           $  1,018,439
     36,396    PepsiCo, Inc.                              1,993,409
                                                       ------------
                                                       $  3,011,848
                                                       ------------
               Total Food, Beverage & Tobacco          $ 24,424,727
                                                       ------------
               Household & Personal Products - 3.8%
               Household Products - 3.8%
     41,765    Clorox Co.                              $  2,320,463
     67,591    Colgate-Palmolive Co.                      4,632,687
                                                       ------------
                                                       $  6,953,150
                                                       ------------
               Total Household & Personal Products     $  6,953,150
                                                       ------------
               Pharmaceuticals & Biotechnology - 6.5%
               Pharmaceuticals - 6.5%
     67,685    Abbott Laboratories                     $  3,612,348
     39,911    Eli Lilly & Co.                            1,607,216
     92,366    Merck & Co., Inc.                          2,807,926
    221,294    Pfizer, Inc.                               3,919,117
                                                       ------------
                                                       $ 11,946,607
                                                       ------------
               Total Pharmaceuticals &
               Biotechnology                           $ 11,946,607
                                                       ------------
               Banks - 5.2%
               Diversified Banks - 3.6%
    158,530    U.S. Bancorp                            $  3,964,835
     91,125    Wells Fargo & Co.                          2,686,365
                                                       ------------
                                                       $  6,651,200
                                                       ------------
               Regional Banks - 1.6%
     12,155    SunTrust Banks, Inc. (b)                $    359,059
    156,834    Whitney Holding Corp. (b)                  2,507,776
                                                       ------------
                                                       $  2,866,835
                                                       ------------
               Total Banks                             $  9,518,035
                                                       ------------
               Diversified Financials - 2.8%
               Asset Management & Custody Banks - 1.7%
     22,730    Northern Trust Corp.                    $  1,185,142
     55,805    T. Rowe Price Associates, Inc. (b)         1,977,729
                                                       ------------
                                                       $  3,162,871
                                                       ------------
               Diversified Finance Services - 1.1%
    144,678    Bank of America Corp.                   $  2,037,066
                                                       ------------
               Total Diversified Financials            $  5,199,937
                                                       ------------
               Insurance - 3.1%
               Property & Casualty Insurance - 3.1%
     90,521    Chubb Corp.                             $  4,616,571
     22,579    The Travelers Companies, Inc.              1,020,571
                                                       ------------
                                                       $  5,637,142
                                                       ------------
               Total Insurance                         $  5,637,142
                                                       ------------
               Real Estate - 2.3%
               Retail Real Estate Investment Trusts - 0.8%
     46,300    Cedar Shopping Centers, Inc.            $    327,804
     66,579    Kimco Realty Corp.                         1,217,064
                                                       ------------
                                                       $  1,544,868
                                                       ------------
               Specialized Real Estate Investment Trusts - 1.5%
     78,181    Plum Creek Timber Co., Inc.             $  2,716,008
                                                       ------------
               Total Real Estate                       $  4,260,876
                                                       ------------
               Semiconductors - 1.8%
               Semiconductor Equipment - 0.6%
    104,743    Applied Materials, Inc.                 $  1,061,047
                                                       ------------
               Semiconductors - 1.2%
    110,251    Microchip Technology, Inc. (b)          $  2,153,202
                                                       ------------
               Total Semiconductors                    $  3,214,249
                                                       ------------
               Telecommunication Services - 5.2%
               Integrated Telecommunication Services - 5.2%
     87,260    AT&T Corp.                              $  2,486,910
     22,630    Embarq Corp.                                 813,775
    221,426    Frontier Communications Corp. (b)          1,935,263
     74,943    Verizon Communications, Inc.               2,540,568
    197,127    Windstream Corp.                           1,813,568
                                                       ------------
                                                       $  9,590,084
                                                       ------------
               Total Telecommunication Services        $  9,590,084
                                                       ------------
               Utilities - 16.5%
               Electric Utilities - 4.5%
    165,750    Duke Energy Corp.                       $  2,487,908
     43,611    Edison International LLC                   1,400,785
     14,700    FirstEnergy Corp.                            714,126
     26,800    PPL Corp.                                    822,492
     75,261    Southern Co.                               2,784,657
                                                       ------------
                                                       $  8,209,968
                                                       ------------
               Gas Utilities - 6.1%
     87,521    AGL Resources, Inc.                     $  2,743,783
    101,970    Equitable Resources, Inc.                  3,421,094
    153,804    Questar Corp.                              5,027,853
                                                       ------------
                                                       $ 11,192,730
                                                       ------------
               Multi-Utilities - 5.9%
    117,176    NSTAR                                   $  4,275,752
    116,958    PG&E Corp.                                 4,527,444
     69,494    Public Service Enterprise Group, Inc.      2,027,140
                                                       ------------
                                                       $ 10,830,336
                                                       ------------
               Total Utilities                         $ 30,233,034
                                                       ------------
               TOTAL COMMON STOCKS
               (Cost $200,789,336)                     $184,539,047
                                                       ------------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

Principal
Amount ($)                                                    Value
               TEMPORARY CASH INVESTMENTS - 9.2%
               Securities Lending Collateral - 9.2% (c)
               Certificates of Deposit:
    390,677    Abbey National Plc, 3.15%, 8/13/09      $    390,677
    390,624    Bank of Nova Scotia, 3.21%, 5/5/09           390,624
    624,331    Bank of Scotland NY, 2.92%, 6/5/09           624,331
    703,218    Barclays Bank, 1.5%, 5/27/09                 703,218
    124,211    Calyon NY, 4.62%, 1/16/09                    124,211
    781,354    CBA, 4.87%, 7/16/09                          781,354
    703,218    DNB NOR Bank ASA NY, 3.04%,
               6/5/09                                       703,218
    715,720    Intesa SanPaolo S.p.A., 1.44%,
               5/22/09                                      715,720
     45,256    NORDEA NY, 4.13%, 4/9/09                      45,256
    586,015    Royal Bank of Canada NY, 2.7%,
               8/7/09                                       586,015
    390,677    Royal Bank of Scotland, 3.06%,
               3/5/09                                       390,677
     78,099    Skandinavian Enskilda Bank NY,
               3.06%, 2/13/09                                78,099
    781,354    Societe Generale, 3.29%, 9/4/09              781,354
    703,218    Svenska Bank NY, 4.61%, 7/8/09               703,218
    781,354    U.S. Bank NA, 2.25%, 8/24/09                 781,354
                                                       ------------
                                                       $  7,799,326
                                                       ------------
               Commercial Paper:
    767,289    American Honda Finance Corp.,
               4.95%, 7/14/09                          $    767,289
     74,454    BBVA U.S., 2.83%, 3/12/09                     74,454
    390,677    CME Group, Inc., 2.9%, 8/6/09                390,677
    390,635    General Electric Capital Corp., 2.86%,
               3/16/09                                      390,635
    781,354    HSBC Bank, Inc., 2.5%, 8/14/09               781,354
    390,677    IBM, 2.39%, 9/25/09                          390,677
    703,218    MetLife Global Funding, 3.19%,
               6/12/09                                      703,218
    781,354    Monumental Global Funding, Ltd.,
               2.5%, 8/17/09                                781,354
    703,218    New York Life Global, 2.13%, 9/4/09          703,218
    664,151    Westpac Banking Corp., 2.34%,
               6/1/09                                       664,151
                                                       ------------
                                                       $  5,647,027
                                                       ------------
               Tri-party Repurchase Agreements:
    132,736    Barclays Capital Markets, 0.5%,
               1/2/09                                  $    132,736
  1,718,978    Deutsche Bank, 0.25%, 1/2/09               1,718,978
                                                       ------------
                                                       $  1,851,714
                                                       ------------
               Time Deposit:
    781,354    BNP Paribas, 0.01%, 1/2/09              $    781,354
                                                       ------------
               Money Market Mutual Fund:
    195,338    Columbia Government Reserves Fund,
               0.82%, 1/2/09                           $    195,338
    586,015    JPMorgan, U.S. Government Money
               Market Fund, 0.98%, 1/2/09                   586,015
                                                       ------------
                                                       $    781,354
                                                       ------------
               Total Securities Lending
               Collateral                              $ 16,860,775
                                                       ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $16,860,775)                      $ 16,860,775
                                                       ------------
               TOTAL INVESTMENT IN
               SECURITIES - 109.8%
               (Cost $217,650,111) (a)                 $201,399,822
                                                       ------------
               OTHER ASSETS AND
               LIABILITIES - (9.8)%                    $(17,918,062)
                                                       ------------
               TOTAL NET ASSETS - 100.0%               $183,481,760
                                                       ============

(A.D.R.) American Depositary Receipt

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $216,195,128 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $ 24,577,338
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (39,372,644)
                                                                 ------------
       Net unrealized loss                                       $(14,795,306)
                                                                 ============

(b)    At December 31, 2008, the following securities were out on loan:

    Shares      Description                            Value
   217,000      Alcoa, Inc.                        $ 2,443,420
    81,300      Campbell Soup Co.                    2,439,813
    30,000      Caterpillar, Inc.                    1,340,100
    20,000      Coca-Cola, Inc.                        905,400
   200,000      Frontier Communications Corp.        1,748,000
    19,400      Gorman-Rupp Co.                        603,728
    10,000      McDonald's Corp.                       621,900
   109,000      Microchip Technology, Inc.           2,128,770
    54,300      T. Rowe Price Associates, Inc.       1,924,392
    10,000      SunTrust Banks, Inc.                   295,400
   153,550      Whitney Holding Corp.                2,455,265
                                                   -----------
                Total                              $16,906,188
                                                   ===========

(c) Security lending collateral is managed by Credit Suisse.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $42,093,238 and $82,004,371, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)


8  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------------------------
Level 1 - Quoted Prices                             $184,539,047
Level 2 - Other Significant Observable Inputs         16,860,775
Level 3 - Significant Unobservable Inputs                     --
                                                    ------------
Total                                               $201,399,822
                                                    ============


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year         Year         Year         Year         Year
                                                              Ended         Ended        Ended        Ended       Ended
Class I                                                      12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                         $  23.76      $  24.93     $  21.25     $  20.58    $  18.09
                                                             --------      --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.68      $   0.82     $   0.60     $   0.51    $   0.44
 Net realized and unrealized gain (loss) on investments         (7.42)        (0.53)        4.05         0.66        2.49
                                                             --------      --------     --------     --------    --------
  Net increase (decrease) from investment operations         $  (6.74)     $   0.29     $   4.65     $   1.17    $   2.93
Distributions to shareholders:
 Net investment income                                          (0.57)        (0.65)       (0.60)       (0.50)      (0.44)
 Net realized gain                                              (1.27)        (0.81)       (0.37)          --          --
                                                             --------      --------     --------     --------    --------
Net increase (decrease) in net asset value                   $  (8.58)     $  (1.17)    $   3.68     $   0.67    $   2.49
                                                             --------      --------     --------     --------    --------
Net asset value, end of period                               $  15.18      $  23.76     $  24.93     $  21.25    $  20.58
                                                             ========      ========     ========     ========    ========
Total return*                                                  (30.29)%        0.81%       22.45%        5.72%      16.39%
Ratio of net expenses to average net assets+                     0.75%         0.70%        0.69%        0.71%       0.72%
Ratio of net investment income to average net assets+            3.17%         2.59%        2.70%        2.56%       2.40%
Portfolio turnover rate                                            17%           31%          23%          22%         19%
Net assets, end of period (in thousands)                     $ 93,110      $166,323     $310,682     $232,249    $188,234

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10 The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year         Year         Year         Year         Year
                                                              Ended         Ended        Ended        Ended       Ended
Class II                                                     12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                         $  23.89     $  25.07     $  21.37     $  20.68     $ 18.19
                                                             --------     --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.62     $   0.62     $   0.56     $   0.45     $  0.36
 Net realized and unrealized gain (loss) on investments         (7.45)       (0.40)        4.06         0.68        2.53
                                                             --------     --------     --------     --------     -------
  Net increase (decrease) from investment operations         $  (6.83)    $   0.22     $   4.62     $   1.13     $  2.89
Distributions to shareholders:
 Net investment income                                          (0.53)       (0.59)       (0.55)       (0.44)      (0.40)
 Net realized gain                                              (1.27)       (0.81)       (0.37)          --          --
                                                             --------     --------     --------     --------     -------
Net increase (decrease) in net asset value                   $  (8.63)    $  (1.18)    $   3.70     $   0.69     $  2.49
                                                             --------     --------     --------     --------     -------
Net asset value, end of period                               $  15.26     $  23.89     $  25.07     $  21.37     $ 20.68
                                                             ========     ========     ========     ========     =======
Total return*                                                  (30.48)%       0.54%       22.12%        5.52%      16.04%
Ratio of net expenses to average net assets+                     1.00%        0.95%        0.94%        0.96%       0.98%
Ratio of net investment income to average net assets+            2.92%        2.41%        2.45%        2.32%       2.16%
Portfolio turnover rate                                            17%          31%          23%          22%         19%
Net assets, end of period (in thousands)                     $ 90,372     $153,810     $156,004     $127,459     $93,691

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of $16,906,188) (cost $217,650,111)  $ 201,399,822
  Cash                                                                                           1,917,750
  Receivables --
    Investment securities sold                                                                     736,336
    Portfolio shares sold                                                                          161,843
    Dividends and interest                                                                         707,876
                                                                                             -------------
      Total assets                                                                           $ 204,923,627
                                                                                             -------------
LIABILITIES:
  Payables --
    Investment securities purchased                                                          $   2,611,078
    Portfolio shares repurchased                                                                 1,890,963
    Upon return of securities loaned                                                            16,860,775
  Due to affiliates                                                                                  4,479
  Accrued expenses                                                                                  74,572
                                                                                             -------------
      Total liabilities                                                                      $  21,441,867
                                                                                             -------------
NET ASSETS:
  Paid-in capital                                                                            $ 218,803,783
  Undistributed net investment income                                                            2,842,567
  Accumulated net realized loss on investments                                                 (21,914,301)
  Net unrealized loss on investments                                                           (16,250,289)
                                                                                             -------------
      Total net assets                                                                       $ 183,481,760
                                                                                             =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $93,110,207/6,134,040 shares)                                            $       15.18
                                                                                             =============
  Class II (based on $90,371,553/5,923,490 shares)                                           $       15.26
                                                                                             =============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $20,865)      $9,612,230
 Interest                                                      41,058
 Income from securities loaned, net                           322,630
                                                           ----------
  Total investment income                                                   $   9,975,918
                                                                            -------------
EXPENSES:
 Management fees                                           $1,653,400
 Transfer agent fees
  Class I                                                       1,620
  Class II                                                      1,620
 Distribution fees (Class II)                                 309,315
 Administrative fees                                           76,288
 Custodian fees                                                46,393
 Professional fees                                             57,123
 Printing expense                                              29,176
 Fees and expenses of non-affiliated trustees                   7,851
 Miscellaneous                                                 42,533
                                                           ----------
  Total expenses                                                            $   2,225,319
                                                                            -------------
   Net investment income                                                    $   7,750,599
                                                                            -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments:                                          $ (19,555,380)
                                                                            -------------
 Change in net unrealized loss on investments:                              $ (73,415,423)
                                                                            -------------
 Net loss on investments                                                    $ (92,970,803)
                                                                            -------------
 Net decrease in net assets resulting from operations                       $ (85,220,204)
                                                                            =============


The accompanying notes are an integral part of these financial statements.  13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                      Year                 Year
                                                                                      Ended                Ended
                                                                                    12/31/08             12/31/07
FROM OPERATIONS:
Net investment income                                                            $    7,750,599       $   11,250,678
Net realized gain (loss) on investments                                             (19,555,380)          47,294,180
Change in net unrealized loss on investments                                        (73,415,423)         (53,148,826)
                                                                                 --------------       --------------
    Net increase (decrease) in net assets resulting from operations              $  (85,220,204)      $    5,396,032
                                                                                 --------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.57 and $0.65 per share, respectively)                              $   (3,592,434)      $   (6,562,706)
  Class II ($0.53 and $0.59 per share, respectively)                                 (3,175,293)          (3,871,319)
Net realized gain:
  Class I ($1.27 and $0.81 per share, respectively)                              $   (7,935,658)      $  (11,380,164)
  Class II ($1.27 and $0.81 per share, respectively)                                 (7,517,576)          (5,413,454)
                                                                                 --------------       --------------
    Total distributions to shareowners                                           $  (22,220,961)      $  (27,227,643)
                                                                                 --------------       --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                 $   31,151,708       $   94,057,890
Shares issued in reorganization                                                                           27,227,643
Reinvestment of distributions                                                        22,220,961          (77,763,146)
Cost of shares repurchased                                                          (82,582,149)        (168,244,364)
                                                                                 --------------       --------------
    Net decrease in net assets resulting from Portfolio share transactions       $  (29,209,480)      $ (124,721,977)
                                                                                 --------------       --------------
    Net decrease in net assets                                                   $ (136,650,645)      $ (146,553,588)
NET ASSETS:
Beginning of year                                                                $  320,132,405       $  466,685,993
                                                                                 --------------       --------------
End of year                                                                      $  183,481,760       $  320,132,405
                                                                                 ==============       ==============
Undistributed net investment income                                              $    2,842,567       $    2,282,290
                                                                                 ==============       ==============


                                     '08 Shares        '08 Amount         '07 Shares         '07 Amount
Class I
Shares sold                             549,977      $  10,006,293         2,353,879       $   61,197,208
Reinvestment of distributions           560,838         11,528,092           695,309           17,942,870
Less shares repurchased              (1,976,386)       (39,969,650)       (1,664,530)         (42,104,347)
Redemptions in kind                          --                 --        (6,844,767)        (168,244,364)
                                     ----------      -------------        ----------       --------------
    Net decrease                       (865,571)     $ (18,435,265)       (5,460,109)      $ (131,208,633)
                                     ==========      =============        ==========       ==============
Class II
Shares sold                           1,075,936      $  21,145,415         1,269,739       $   32,860,682
Reinvestment of distributions           516,946         10,692,869           359,589            9,284,773
Less shares repurchased              (2,107,691)       (42,612,499)       (1,412,811)         (35,658,799)
                                     ----------      -------------        ----------       --------------
    Net increase (decrease)            (514,809)     $ (10,774,215)          216,517       $    6,486,656
                                     ==========      =============        ==========       ==============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $9,742,803, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $11,553,772 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio has reclassified $13,027 to increase paid in capital, $422,595 to decrease undistributed net investment income and $409,568 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

--------------------------------------------------------------------------------
                                                       2008             2007
                                                  ------------       -----------
 Distributions paid from:
 Ordinary income                                  $  7,190,725       $11,160,682
                                                  ------------
 Long-term capital gain                             15,030,236        16,066,961
                                                  ------------       -----------
  Total distributions                             $ 22,220,961       $27,227,643
                                                  ============       ===========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                    $    769,858
 Capital loss carryforward                          (9,742,803)
 Post-October loss deferred                        (11,553,772)
 Unrealized depreciation                           (14,795,306)
                                                  ------------
  Total                                           $(35,322,023)
                                                  ============

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustments on partnerships and Real Estate Investment Trust (REIT) holdings.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,385 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $477 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $617 payable to PFD at December 31, 2008.

5. Expense Offset Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under this arrangement.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The Board of Trustees provides broad supervision over the
                                                          Portfolio's affairs. The officers of the Trust are responsible
Custodian                                                 for the Trust's operations. The Trustees and officers are listed
Brown Brothers Harriman & Co.                             below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust
Independent Registered Public Accounting Firm             within the meaning of the 1940 Act are referred to as Interested
Ernst & Young LLP                                         Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees
Principal Underwriter                                     serves as a trustee of each of the 76 U.S. registered investment
Pioneer Funds Distributor, Inc.                           portfolios for which Pioneer serves as investment adviser (the
                                                          "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.
Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
-------------------------- -------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment
                           Company Institute
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       None
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
----------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(35)                         Treasurer        discretion of the Board
-------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
-------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (35)  Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18648-03-0209

                                                          [Logo]PIONEER
                                                                Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Fund VCT Portfolio -- Class I and Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2008



         NOTE: Effective November 9, 2007, Pioneer Value VCT Portfolio was re-organized into Pioneer Fund VCT Portfolio.



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Report of Independent Registered Public
    Accounting Firm                             19
  Trustees, Officers and Service Providers      20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      85.1%
Temporary Cash Investments                               7.2%
Depositary Receipts for International Stocks             5.5%
International Common Stocks                              2.2%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                             16.7%
Consumer Staples                                        16.5%
Health Care                                             14.8%
Information Technology                                  11.4%
Consumer Discretionary                                  11.0%
Financials                                               9.8%
Energy                                                   9.8%
Materials                                                5.4%
Telecommunication Services                               2.6%
Utilities                                                2.0%

Five Largest Holdings
(As a percentage of equity holdings)*

1.     Chevron Corp.                 4.04%
2.     Norfolk Southern Corp.        3.09
3.     Chubb Corp.                   2.59
4.     Becton, Dickinson & Co.       2.33
5.     Hewlett-Packard Co.           2.16

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/08      12/31/07
  Class I                     $ 15.94       $ 25.72
  Class II                    $ 15.93       $ 25.68

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.4028       $  -              $ 0.9045
  Class II                  $ 0.3326       $  -              $ 0.9045

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Fund            Pioneer Fund
              VCT Portfolio,          VCT Portfolio,
                  Class I                Class II           S&P 500
12/98             10,000                  10,000            10,000
                  11,591                  11,562            12,103
12/00             11,733                  11,677            11,002
                  10,460                  10,382             9,695
12/02              8,469                   8,383             7,553
                  10,481                  10,348             9,719
12/04             11,661                  11,479            10,775
                  12,381                  12,160            11,304
12/06             14,440                  14,148            13,088
                  15,160                  14,837            13,807
12/08              9,965                   9,731             8,699

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
                                Class I          Class II
--------------------------------------------------------------------------------
10 Years                         -0.03%           -0.27%
5 Years                          -1.00%           -1.22%
1 Year                          -34.27%          -34.41%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                    I               II
-----------------------------------------------------------------------
  Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
  Ending Account Value on 12/31/08        $   729.20       $   728.29
  Expenses Paid During Period*            $     3.26       $     4.34

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                    I               II
----------------------------------------------------------------------
  Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
  Ending Account Value on 12/31/08        $ 1,021.37       $ 1,020.11
  Expenses Paid During Period*            $     3.81       $     5.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The year 2008 was one of the worst on record for investors. The American banking system all but collapsed, industrial activity slowed markedly, and unemployment rose significantly. Business and consumer confidence dropped. Companies both large and small ran into trouble, and some ceased to exist or were absorbed into other companies, occasionally with U.S. government prodding. The fall Presidential election turned largely into a debate over what to do next as both major candidates seemed unable to offer any reassurance that everything could be put right quickly. As the United States settled into recession, many other countries around the world also saw their economies weaken. When the year ended, the world seemed to be confronting the first truly global slowdown in quite some time. In the following interview, John Carey, portfolio manager of the Pioneer Fund VCT Portfolio, discusses the market environment during the 12 months ended December 31, 2008, and how it affected the Portfolio's performance.

Q: How did the Portfolio fare through the end of 2008, one of the most tumultuous years in the history of equity markets?

A: The performance of Pioneer Fund VCT Portfolio suffered during the downturn, though the results were somewhat better than those of the overall market and competing portfolios. For the 12 months ended December 31, 2008, Class I shares of the Portfolio returned -34.27% at net asset value, and Class II shares returned -34.41%, versus the -36.99% return for the benchmark Standard & Poor's 500 Index (the S&P 500), and the -38.76% average return for the 229 variable portfolios in Lipper Analytical Services' large-cap core category. Most of the losses came in the second half of the year: for the six months ended December 31, 2008, Class I shares of the Portfolio returned -27.08%, and Class II shares returned -27.17%, versus returns of -28.48% for the S & P 500 and -30.20% for the average variable portfolio in the Lipper category.

   During the year as a whole and also during the second half of 2008, both our stock selection and our sector allocations provided the performance advantage over the Portfolio's competitors and the benchmark. Of course we realize that relative performance is small consolation to our shareholders when the absolute performance numbers are so weak, but we take some satisfaction from having preserved just a bit more value than the majority of portfolios in our Lipper category.

Q: Please discuss the Portfolio's performance during the last six months of 2008. Specifically, which holdings and sector allocations had the greatest positive and negative effects on performance relative to the benchmark S & P 500 Index?

A: The most important contributors to the Portfolio's relative performance were underweights and stock selections in the underperforming financials and energy sectors. While managing to avoid some of the worst stocks among the financials, including American International Group and Citigroup, the Portfolio also had two of the few stocks in that sector that performed comparatively well, Chubb and SAFECO. In energy, our light investment in the swooning oil-services industry was the key factor.

   Negative factors in performance for the Portfolio included overweights and stock selections in the underperforming materials sector and our stock selections in the consumer discretionary and staples sectors. After doing well earlier in the year, the metals and mining stocks within materials plummeted in the second half as commodities prices fell sharply. In consumer, the Portfolio was hurt by not owning some of the stocks that held up particularly well in the economic downturn, including Procter & Gamble and Wal-Mart Stores.

Q: Energy prices soared to historic highs during the year, then plunged later in the year as global economic growth slowed and consumers cut back on energy usage. How is the Portfolio positioned in energy and other commodities, and what is your view of the commodities over the next year?

A: At December 31, 2008, the Portfolio was still underweight the energy sector, but remained overweight the materials sector. If one takes the two natural-resources sectors together, however, the Portfolio was only slightly underweight the S & P 500 allocation to the sectors. The Portfolio was underweight the energy sector from the beginning of the year because of concern over the rising costs for the companies and skepticism of the high oil prices. Sure enough, oil prices came down, and profits for the companies were squeezed. We did make new investments in energy in the second half, believing that the sharply lower share prices for many of the companies no longer reflected the positive longer-term prospects. Marathon Oil is a leading refiner of petroleum products and also has international exploration-and-production operations. Schlumberger is perhaps the leading international oil-services company. But overall we are still cautious on energy.

   With respect to materials, we were, in retrospect, much too sanguine about the potential for metals. In the event, the economic slowdown hit the miners very hard, and the performance of the stocks later in the year was even more dismal than that of the energy names. The longer-term picture appears bright, with growing demand for metals from industrializing parts of the world. In the near term, though, it will all be about survival,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   particularly in view of the leveraged balance sheets of some of the miners that made acquisitions near peak prices.

Q: Oftentimes a weak stock market presents investment opportunities. Did you find some over the second half of the reporting period, and, overall, can you discuss changes you made to the Portfolio?

A: As we look at the stock market, we see many stocks selling at lower prices than we have seen in a long time. The sell-off has been, we think, quite undiscriminating, as investors have seemed just to want to "get out of the market," no matter what the price. So, yes, we have seen what we regarded as bargains. At the same time, we have also sold stocks of companies we did not think were as well positioned for the difficult times in which we find ourselves. Overall, we added eight names to the Portfolio during the six months ended December 31, 2008, and eliminated thirteen.

   With respect to initiated positions, we have already mentioned Marathon Oil and Schlumberger. Monsanto is a leading producer of seeds, pesticides, and herbicides, with a premier reputation in the agricultural market. Stryker makes surgical and medical devices and equipment and is most noted for its orthopedic implants, including artificial hips, knees, and shoulders. Aflac is a supplemental insurance provider with a particularly strong market presence in Japan. International Business Machines is the most diversified technology company, with leading businesses in computer software, hardware, and services. First Energy and PPL are public utilities. What all the stocks had in common was a lower share price at the time of purchase than our appraisal of underlying, long-term value.

   With respect to sales from the Portfolio, we realized good gains on the stocks of two companies that were acquired at premium prices by other companies: SAFECO, which was bought by fellow insurance company Liberty Mutual; and Barr Pharmaceuticals, which was taken over by Teva Pharmaceuticals, also a Portfolio holding. The acquisition of Barr was in exchange for a combination of cash and Teva shares. Our other sales were made for a variety of reasons, including disappointment with growth prospects, concern for financial condition, and less attractive prospects than we had originally envisioned. That liquidation list comprised Ford Motor, Gannett, Zimmer, Banco Bilbao Vizcaya Argentaria (BBVA), Hartford Financial, MetLife, Microsoft, Corning, Motorola, Dell, and Sun Microsystems.

Q: A year like 2008 can cause even the most confident of investors to lose heart, and even some of the bluest of the blue-chip stocks took a beating over the last year. That said, what is your outlook for the coming year?

A: The biggest issue for investors currently is uncertainty over the length of the ongoing economic recession in the U.S. The spread of the recession overseas has also affected the ability of American companies to expand the exports on which so many of them have come to depend for growth. With respect to the public-policy responses to date, in the form of massive bail-outs and other "rescue packages," the jury is still out on whether they are likely to help much. We do know that the programs are expensive, and there is concern among investors over the longer-range budgetary implications of what the outgoing administration has already done and the incoming administration is promising. For now, the Federal Reserve is much more focused on the economic contraction than on the more distant risk of inflation and so has pushed short-term interest rates down to very low, almost negligible levels. But that emphasis could change quickly if the economy does appear over the next few quarters to have regained its footing.

   Despite everything, however, we are of the opinion that this is a business cycle and not the spiral to oblivion, and that in due course, no matter whether the government responses are effective or not, the economy will improve. We continue to have great faith in the resilience of our country and its people. We have also observed that investments made during past periods of economic distress and extreme uncertainty, at the bargain-basement prices often prevailing, have often worked out well when held for the long term by patient shareholders. Certainly we are excited by the low prices of many stocks today. Will this time be different, and will investors instead be disappointed? We are proceeding under the assumption that will not be the case, but we must emphasize the risks and the unknown time horizon.

   Thank you for your support.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

     Shares                                                   Value
                 COMMON STOCKS - 99.3%
                 Energy - 9.7%
                 Integrated Oil & Gas - 7.4%
    157,201      Chevron Corp.                         $ 11,628,158
     63,838      Exxon Mobil Corp.                        5,096,188
     90,856      Marathon Oil Corp.                       2,485,820
     40,553      Royal Dutch Shell Plc (A.D.R.)           2,146,876
                                                       ------------
                                                       $ 21,357,042
                                                       ------------
                 Oil & Gas Equipment & Services - 0.5%
     35,400      Schlumberger, Ltd.                    $  1,498,482
                                                       ------------
                 Oil & Gas Exploration & Production - 1.8%
     72,014      Apache Corp.                          $  5,367,203
                                                       ------------
                 Total Energy                          $ 28,222,727
                                                       ------------
                 Materials - 5.4%
                 Aluminum - 0.8%
    198,303      Alcoa, Inc. (b)                       $  2,232,892
                                                       ------------
                 Diversified Chemical - 1.0%
     79,835      Dow Chemical Co.                      $  1,204,710
     68,167      E.I. du Pont de Nemours and Co.          1,724,625
                                                       ------------
                                                       $  2,929,335
                                                       ------------
                 Diversified Metals & Mining - 1.3%
     46,397      Freeport-McMoRan Copper & Gold, Inc.
                 (Class B)(b)                          $  1,133,943
    100,299      Rio Tinto Plc                            2,174,107
     61,983      Teck Cominco, Ltd. (Class B)*              304,956
     29,625      Xstrata Plc                                276,475
                                                       ------------
                                                       $  3,889,481
                                                       ------------
                 Fertilizers & Agricultural Chemicals - 0.8%
     31,500      Monsanto Co.                          $  2,216,025
                                                       ------------
                 Industrial Gases - 0.9%
     31,026      Air Products & Chemicals, Inc.        $  1,559,677
     18,970      Praxair, Inc.                            1,126,059
                                                       ------------
                                                       $  2,685,736
                                                       ------------
                 Specialty Chemicals - 0.6%
     47,973      Ecolab, Inc.                          $  1,686,251
                                                       ------------
                 Total Materials                       $ 15,639,720
                                                       ------------
                 Capital Goods - 11.2%
                 Aerospace & Defense - 3.7%
     80,562      General Dynamics Corp.                $  4,639,566
     19,242      Honeywell International, Inc.              631,715
    104,596      United Technologies Corp.                5,606,346
                                                       ------------
                                                       $ 10,877,627
                                                       ------------
                 Construction & Farm Machinery &
                 Heavy Trucks - 4.2%
     67,124      Caterpillar, Inc. (b)                 $  2,998,429
    100,839      Deere & Co.                              3,864,150
    187,938      PACCAR, Inc.                             5,375,027
                                                       ------------
                                                       $ 12,237,606
                                                       ------------

     Shares                                                   Value
                 Electrical Component & Equipment - 1.3%
     70,606      Emerson Electric Co.                  $  2,584,886
     41,628      Rockwell International Corp.             1,342,087
                                                       ------------
                                                       $  3,926,973
                                                       ------------
                 Industrial Conglomerates - 1.4%
     41,753      3M Co.                                $  2,402,468
     99,397      General Electric Co.                     1,610,231
                                                       ------------
                                                       $  4,012,699
                                                       ------------
                 Industrial Machinery - 0.6%
     21,233      Illinois Tool Works, Inc.             $    744,217
     22,995      Parker Hannifin Corp.                      978,207
                                                       ------------
                                                       $  1,722,424
                                                       ------------
                 Total Capital Goods                   $ 32,777,329
                                                       ------------
                 Transportation - 5.3%
                 Railroads - 5.3%
     46,267      Burlington Northern, Inc.             $  3,502,875
     78,676      Canadian National Railway Co.            2,892,130
    189,070      Norfolk Southern Corp.                   8,895,744
                                                       ------------
                                                       $ 15,290,749
                                                       ------------
                 Total Transportation                  $ 15,290,749
                                                       ------------
                 Automobiles & Components - 1.8%
                 Auto Parts & Equipment - 1.8%
     42,527      BorgWarner, Inc.                      $    925,813
    242,325      Johnson Controls, Inc.                   4,400,622
                                                       ------------
                                                       $  5,326,435
                                                       ------------
                 Total Automobiles & Components        $  5,326,435
                                                       ------------
                 Consumer Durables & Apparel - 0.6%
                 Apparel, Accessories & Luxury
                 Goods - 0.6%
     79,297      Coach, Inc.*                          $  1,646,999
                                                       ------------
                 Total Consumer Durables & Apparel     $  1,646,999
                                                       ------------
                 Media - 4.6%
                 Movies & Entertainment - 0.5%
     65,857      The Walt Disney Co.                   $  1,494,295
                                                       ------------
                 Publishing - 4.1%
    250,005      Elsevier NV                           $  2,937,586
    122,298      John Wiley & Sons, Inc.                  4,351,363
    198,724      McGraw-Hill Co., Inc.                    4,608,410
                                                       ------------
                                                       $ 11,897,359
                                                       ------------
                 Total Media                           $ 13,391,654
                                                       ------------
                 Retailing - 3.9%
                 Department Stores - 0.7%
     23,440      J.C. Penney Co., Inc.                 $    461,768
    118,058      Nordstrom, Inc. (b)                      1,571,352
                                                       ------------
                                                       $  2,033,120
                                                       ------------
                 General Merchandise Stores - 1.7%
    141,148      Target Corp. (b)                      $  4,873,840
                                                       ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                         Value
                 Home Improvement Retail - 1.1%
    144,497      Lowe's Co., Inc.                            $  3,109,575
                                                             ------------
                 Specialty Stores - 0.4%
     64,687      Staples, Inc.                               $  1,159,191
                                                             ------------
                 Total Retailing                             $ 11,175,726
                                                             ------------
                 Food & Drug Retailing - 3.1%
                 Drug Retail - 2.2%
     71,121      CVS/Caremark Corp.                          $  2,044,018
    178,860      Walgreen Co.                                   4,412,476
                                                             ------------
                                                             $  6,456,494
                                                             ------------
                 Food Distributors - 0.9%
    108,947      Sysco Corp. (b)                             $  2,499,244
                                                             ------------
                 Total Food & Drug Retailing                 $  8,955,738
                                                             ------------
                 Food, Beverage & Tobacco - 10.5%
                 Packaged Foods & Meats - 7.6%
    111,393      Campbell Soup Co.                           $  3,342,904
     57,288      General Mills, Inc.                            3,480,246
     95,955      H.J. Heinz Co., Inc.                           3,607,908
    118,348      Hershey Foods Corp. (b)                        4,111,410
     40,912      Kellogg Co.                                    1,793,991
    158,741      Kraft Foods, Inc.                              4,262,196
     37,491      Nestle SA                                      1,454,468
                                                             ------------
                                                             $ 22,053,123
                                                             ------------
                 Soft Drinks - 2.9%
     59,283      Coca-Cola Co. (b)                           $  2,683,741
    103,243      PepsiCo, Inc.                                  5,654,619
                                                             ------------
                                                             $  8,338,360
                                                             ------------
                 Total Food, Beverage & Tobacco              $ 30,391,483
                                                             ------------
                 Household & Personal Products - 2.8%
                 Household Products - 2.4%
     13,958      Clorox Co.                                  $    775,506
     90,829      Colgate-Palmolive Co.                          6,225,420
                                                             ------------
                                                             $  7,000,926
                                                             ------------
                 Personal Products - 0.4%
     36,547      Estee Lauder Co.                            $  1,131,495
                                                             ------------
                 Total Household &
                 Personal Products                           $  8,132,421
                                                             ------------
                 Health Care Equipment & Services - 6.6%
                 Health Care Equipment - 6.6%
     98,142      Becton, Dickinson & Co.                     $  6,711,931
     59,752      C. R. Bard, Inc.                               5,034,704
     70,276      Medtronic, Inc.                                2,208,072
     97,400      St. Jude Medical, Inc.*                        3,210,304
     47,300      Stryker Corp.                                  1,889,635
                                                             ------------
                                                             $ 19,054,646
                                                             ------------
                 Total Health Care
                 Equipment & Services                        $ 19,054,646
                                                             ------------

     Shares                                                         Value
                 Pharmaceuticals & Biotechnology - 8.1%
                 Pharmaceuticals - 8.1%
     96,793      Abbott Laboratories                         $  5,165,842
     52,665      Eli Lilly & Co.                                2,120,820
     63,468      Merck & Co., Inc.                              1,929,427
    177,499      Pfizer, Inc.                                   3,143,507
     47,926      Roche Holdings AG (A.D.R.)                     3,648,127
    222,271      Schering-Plough Corp.                          3,785,275
     86,058      Teva Pharmaceutical Industries, Ltd.
                 (A.D.R.) (b)                                   3,663,489
                                                             ------------
                                                             $ 23,456,487
                                                             ------------
                 Total Pharmaceuticals &
                 Biotechnology                               $ 23,456,487
                                                             ------------
                 Banks - 3.6%
                 Diversified Banks - 2.9%
    155,075      U.S. Bancorp                                $  3,878,426
    155,834      Wells Fargo & Co.                              4,593,986
                                                             ------------
                                                             $  8,472,412
                                                             ------------
                 Regional Banks - 0.7%
     22,321      SunTrust Banks, Inc. (b)                    $    659,362
     59,660      Zions Bancorporation                           1,462,267
                                                             ------------
                                                             $  2,121,629
                                                             ------------
                 Total Banks                                 $ 10,594,041
                                                             ------------
                 Diversified Financials - 3.3%
                 Asset Management & Custody Banks - 2.3%
     33,181      Franklin Resources, Inc.                    $  2,116,284
     94,883      T. Rowe Price Associates, Inc. (b)             3,362,654
     42,786      The Bank of New York Mellon Corp.              1,212,127
                                                             ------------
                                                             $  6,691,065
                                                             ------------
                 Consumer Finance - 0.3%
     39,487      American Express Co.                        $    732,484
                                                             ------------
                 Diversified Finance Services - 0.7%
     76,251      Bank of America Corp.                       $  1,073,614
     30,079      J.P. Morgan Chase & Co.                          948,391
                                                             ------------
                                                             $  2,022,005
                                                             ------------
                 Total Diversified Financials                $  9,445,554
                                                             ------------
                 Insurance - 2.8%
                 Life & Health Insurance - 0.2%
     14,356      Aflac, Inc.                                 $    658,079
                                                             ------------
                 Property & Casualty Insurance - 2.6%
    146,070      Chubb Corp.                                 $  7,449,570
                                                             ------------
                 Total Insurance                             $  8,107,649
                                                             ------------
                 Software & Services - 2.5%
                 Application Software - 0.6%
     80,717      Adobe Systems, Inc.*                        $  1,718,465
                                                             ------------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
              Data Processing & Outsourced Services - 1.9%
  72,607      Automatic Data Processing, Inc.         $  2,856,359
  34,666      DST Systems, Inc.*(b)                      1,316,615
  34,542      Fiserv, Inc.*                              1,256,293
                                                      ------------
                                                      $  5,429,267
                                                      ------------
              Total Software & Services               $  7,147,732
                                                      ------------
              Technology Hardware & Equipment - 6.3%
              Communications Equipment - 2.0%
 115,561      Cisco Systems, Inc.*                    $  1,883,644
 250,439      Nokia Corp. (A.D.R.)                       3,906,848
                                                      ------------
                                                      $  5,790,492
                                                      ------------
              Computer Hardware - 2.7%
 171,586      Hewlett-Packard Co.                     $  6,226,856
  19,200      IBM Corp.*                                 1,615,872
                                                      ------------
                                                      $  7,842,728
                                                      ------------
              Computer Storage & Peripherals - 0.3%
  81,630      EMC Corp.*                              $    854,666
                                                      ------------
              Office Electronics - 1.3%
 117,879      Canon, Inc. (A.D.R.)(b)                 $  3,701,401
                                                      ------------
              Total Technology Hardware &
              Equipment                               $ 18,189,287
                                                      ------------
              Semiconductors - 2.6%
              Semiconductor Equipment - 0.5%
 155,199      Applied Materials, Inc.                 $  1,572,166
                                                      ------------
              Semiconductors - 2.1%
 221,799      Intel Corp.                             $  3,251,573
 173,102      Texas Instruments, Inc.                    2,686,543
                                                      ------------
                                                      $  5,938,116
                                                      ------------
              Total Semiconductors                    $  7,510,282
                                                      ------------
              Telecommunication Services - 2.6%
              Integrated Telecommunication Services - 2.6%
 167,566      AT&T Corp.                              $  4,775,631
  67,338      Verizon Communications, Inc.               2,282,758
  55,820      Windstream Corp.                             513,544
                                                      ------------
                                                      $  7,571,933
                                                      ------------
              Total Telecommunication Services        $  7,571,933
                                                      ------------
              Utilities - 2.0%
              Electric Utilities - 1.5%
  17,537      FirstEnergy Corp.                       $    851,947
  34,877      PPL Corp.                                  1,070,375
  69,476      Southern Co.                               2,570,612
                                                      ------------
                                                      $  4,492,934
                                                      ------------
              Multi-Utilities - 0.5%
  46,997      Public Service Enterprise Group, Inc.   $  1,370,902
                                                      ------------
              Total Utilities                         $  5,863,836
                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $309,028,282)                     $287,892,428
                                                      ------------

   Principal
   Amount ($)                                                  Value
                  TEMPORARY CASH INVESTMENTS - 7.7%
                  Securities Lending Collateral - 7.7% (c)
                  Certificates of Deposit:
      519,013     Abbey National Plc, 3.15%, 8/13/09    $    519,013
      518,942     Bank of Nova Scotia, 3.21%, 5/5/09         518,942
      829,421     Bank of Scotland NY, 2.92%, 6/5/09         829,421
      934,223     Barclays Bank, 1.5%, 5/27/09               934,223
      165,013     Calyon NY, 4.62%, 1/16/09                  165,013
    1,038,025     CBA, 4.87%, 7/16/09                      1,038,025
      934,223     DNB NOR Bank ASA NY,
                  3.04%, 6/5/09                              934,223
      950,831     Intesa SanPaolo S.p.A.,
                  1.44%, 5/22/09                             950,831
       60,124     NORDEA NY, 4.13%, 4/9/09                    60,124
       77,851     Royal Bank of Canada NY,
                  2.7%, 8/7/09                               778,519
      519,013     Royal Bank of Scotland,
                  3.06%, 3/5/09                              519,013
      103,754     Skandinavian Enskilda Bank NY,
                  3.06%, 2/13/09                             103,754
    1,038,025     Societe Generale, 3.29%, 9/4/09          1,038,025
      934,223     Svenska Bank NY, 4.61%, 7/8/09             934,223
    1,038,025     U.S. Bank NA, 2.25%, 8/24/09             1,038,025
                                                        ------------
                                                        $ 10,361,374
                                                        ------------
                  Commercial Paper:
       98,912     BBVA U.S., 2.83%, 3/12/09             $     98,912
    1,038,025     Monumental Global Funding, Ltd.,
                  2.5%, 8/17/09                            1,038,025
      519,013     CME Group, Inc., 2.9%, 8/6/09              519,013
      518,958     General Electric Capital Corp.,
                  2.86%, 3/16/09                             518,958
    1,019,341     American Honda Finance Corp.,
                  4.95%, 7/14/09                           1,019,341
    1,038,025     HSBC Bank, Inc., 2.5%, 8/14/09           1,038,025
      519,013     IBM, 2.39%, 9/25/09                        519,013
      934,223     MetLife Global Funding,
                  3.19%, 6/12/09                             934,223
      934,223     New York Life Global, 2.13%, 9/4/09        934,223
      882,322     Westpac Banking Corp.,
                  2.34%, 6/1/09                              882,322
                                                        ------------
                                                        $  7,502,055
                                                        ------------
                  Tri-party Repurchase Agreements:
    2,283,656     Deutsche Bank, 0.25%, 1/2/09          $  2,283,656
      176,340     Barclays Capital Markets,
                  0.5%, 1/2/09                               176,340
                                                        ------------
                                                        $  2,459,996
                                                        ------------
                  Time Deposit:
    1,038,025     BNP Paribas, 0.01%, 1/2/09            $  1,038,025
                                                        ------------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
  Amount ($)                                             Value
              Money Market Mutual Funds:
  259,506     Columbia Government Reserves Fund   $    259,506
  778,519     JPMorgan, U.S. Government Money
              Market Fund                              778,519
                                                  ------------
                                                  $  1,038,025
                                                  ------------
              Total Securities Lending
              Collateral                          $ 22,399,475
                                                  ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $22,399,475)                  $ 22,399,475
                                                  ------------
              TOTAL INVESTMENT IN
              SECURITIES - 107.0%
              (Cost $331,427,757)(a)              $310,291,903
                                                  ------------
              OTHER ASSETS AND
              LIABILITIES - (7.0)%                $(20,394,497)
                                                  ------------
              TOTAL NET ASSETS - 100.0%           $289,897,406
                                                  ============

(A.D.R.)  American Depositary Receipt.
*         Non-income producing security.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $332,412,972 was as follows:

        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost     $ 38,852,474
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value      (60,973,543)
                                                               ------------
        Net unrealized loss                                    $(22,121,069)
                                                               ============

(b)       At December 31, 2008, the following securities were out on loan:

   Shares     Description                                   Value
  55,400      Alcoa, Inc.                              $   623,804
  10,000      Canon, Inc. (A.D.R.)                         314,000
  60,000      Caterpillar, Inc.                          2,680,200
  53,000      Coca-Cola Co.                              2,399,310
  25,100      DST Systems, Inc. *                          953,298
              Freeport-McMoRan Copper & Gold, Inc.
  45,000      (Class B)                                  1,099,800
  14,700      Hershey Foods Corp.                          510,678
 116,800      Nordstrom, Inc.                            1,554,608
  20,000      SunTrust Banks, Inc.                         590,800
  70,000      Sysco Corp.                                1,605,800
  90,500      T. Rowe Price Associates, Inc.             3,207,320
 139,000      Target Corp.                               4,799,670
  45,900      Teva Pharmaceutical Industries, Ltd.       1,953,963
                                                       -----------
              Total                                    $22,293,251
                                                       ===========

(c)      Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $51,569,438 and $114,584,932, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                    Investments
Valuation Inputs                                   in Securities
-----------------------------------------------------------------
Level 1 - Quoted Prices                           $287,892,428
Level 2 - Other Significant Observable Inputs       22,399,475
Level 3 - Significant Unobservable Inputs                    -
                                                  ------------
Total                                             $310,291,903
                                                  ============

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                         12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                           $  25.72     $  24.80     $  21.55     $  20.57     $  18.70
                                                               --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.39      $  0.33     $   0.32     $   0.27     $   0.24
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (8.87)        0.91         3.24         0.99         1.85
                                                               --------     --------     --------     --------     --------
    Net increase (decrease) from investment operations         $  (8.48)    $   1.24     $   3.56     $   1.26     $   2.09
Distributions to shareowners:
 Net investment income                                            (0.40)       (0.32)       (0.31)       (0.28)       (0.22)
 Net realized gain                                                (0.90)          --           --           --           --
                                                               --------      -------     --------     --------     --------
 Net increase in net asset value                               $  (9.78)    $   0.92     $   3.25     $   0.98     $   1.87
                                                               --------      -------     --------     --------     --------
 Net asset value, end of period                                $  15.94     $  25.72     $  24.80     $  21.55     $  20.57
                                                               ========     ========     ========     ========     ========
Total return*                                                    (34.27)%       4.99%       16.63%        6.17%       11.26%
Ratio of net expenses to average net assets+                       0.74%        0.70%        0.70%        0.70%        0.71%
Ratio of net investment income to average net assets+              1.78%        1.22%        1.35%        1.26%        1.26%
Portfolio turnover rate                                              12%          24%           9%          23%          17%
Net assets, end of period (in thousands)                       $218,622     $374,349     $386,917     $382,973     $454,136
Ratios no waiver of fees and assumption of expenses by PIM
 and no reduction for fees paid indirectly:
 Net expenses                                                      0.74%        0.70%        0.70%        0.70%        0.71%
 Net investment income                                             1.78%        1.22%        1.35%        1.26%        1.26%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                        12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                           $  25.68     $  24.73     $  21.49     $  20.51     $  18.66
                                                               --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.35     $   0.24     $   0.25     $   0.20     $   0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (8.87)        0.97         3.25         1.01         1.85
                                                               --------     --------     --------     --------     --------
    Net increase (decrease) from investment operations         $  (8.52)    $   1.21     $   3.50     $   1.21     $   2.03
Distributions to shareowners:
 Net investment income                                            (0.33)       (0.26)       (0.26)       (0.23)       (0.18)
 Net realized gain                                                (0.90)          --           --           --           --
                                                               --------     --------     --------     --------     --------
 Net increase (decrease) in net asset value                    $  (9.75)    $   0.95     $   3.24     $   0.98     $   1.85
                                                               --------     --------     --------     --------     --------
 Net asset value, end of period                                $  15.93     $  25.68     $  24.73     $  21.49     $  20.51
                                                               ========     ========     ========     ========     ========
Total return*                                                    (34.41)%       4.87%       16.35%        5.94%       10.93%
Ratio of net expenses to average net assets+                       0.99%        0.95%        0.95%        0.95%        0.96%
Ratio of net investment income to average net assets+              1.53%        0.98%        1.10%        1.01%        1.00%
Portfolio turnover rate                                              12%          24%           9%          23%          17%
Net assets, end of period (in thousands)                       $ 71,276     $147,940     $155,710     $116,656     $133,627
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.99%        0.95%        0.95%        0.95%        0.96%
 Net investment income                                             1.53%        0.98%        1.10%        1.01%        1.00%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $22,293,251) (cost $331,427,757)          $ 310,291,903
 Cash                                                                                                   2,559,353
 Receivables --
  Portfolio shares sold                                                                                   390,391
  Dividends and foreign taxes withheld                                                                    692,428
 Other                                                                                                        247
                                                                                                    -------------
   Total assets                                                                                     $ 313,934,322
                                                                                                    -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                                   $   1,429,807
  Portfolio shares repurchased                                                                            109,655
  Upon return of securities loaned                                                                     22,399,475
 Due to affiliates                                                                                          7,860
 Accrued expenses                                                                                          90,119
                                                                                                    -------------
   Total liabilities                                                                                $  24,069,416
                                                                                                    -------------
NET ASSETS:
 Paid-in capital                                                                                    $ 319,707,923
 Accumulated net realized loss on investments                                                          (8,674,259)
 Net unrealized loss on:
  Investments                                                                                         (21,135,854)
  Forward currency contracts and other assets and liabilities denominated in foreign currencies              (404)
                                                                                                    -------------
   Total net assets                                                                                 $ 289,897,406
                                                                                                    =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $218,621,679/13,717,159 shares)                                                  $       15.94
                                                                                                    =============
 Class II (based on $71,275,727/4,474,052 shares)                                                   $       15.93
                                                                                                    =============

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $261,751)                $   10,025,699
 Interest                                                                     19,544
 Other income                                                                266,357
 Income from securities loaned, net                                          136,691
                                                                      --------------
   Total investment income                                                                 $   10,448,291
                                                                                           --------------
EXPENSES:
 Management fees                                                      $    2,692,766
 Transfer agent fees
  Class I                                                                      1,404
  Class II                                                                     1,404
 Distribution fees
  Class II                                                                   272,870
 Administrative fees                                                         124,255
 Custodian fees                                                               50,286
 Professional fees                                                            71,857
 Printing expense                                                             57,213
 Fees and expenses of nonaffiliated trustees                                  13,173
 Miscellaneous                                                                48,822
                                                                      --------------
   Total expenses                                                                          $    3,334,050
                                                                                           --------------
    Net investment income                                                                  $    7,114,241
                                                                                           --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
  Investments                                                         $   (5,168,146)
  Other assets and liabilities denominated in foreign currencies             (31,995)      $   (5,200,141)
                                                                      --------------       --------------
 Change in net unrealized loss on:
  Investments                                                         $ (163,401,136)
  Other assets and liabilities denominated in foreign currencies                (663)      $ (163,401,799)
                                                                      --------------       --------------
 Net loss on investments and foreign currency transactions                                 $ (168,601,940)
                                                                                           --------------
 Net decrease in net assets resulting from operations                                      $ (161,487,699)
                                                                                           ==============

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                       Year Ended         Year Ended
                                                                                        12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                               $    7,114,241      $    6,245,852
Net realized gain (loss) on investments and foreign currency transactions               (5,200,141)         40,458,365
Change in net unrealized loss on investments and foreign currency transactions        (163,401,799)        (20,275,382)
                                                                                    --------------      --------------
  Net increase (decrease) in net assets resulting from operations                   $ (161,487,699)     $   26,428,835
                                                                                    --------------      --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.40 and $0.32 per share, respectively)                                 $   (5,576,145)     $   (4,719,451)
  Class II ($0.33 and $0.26 per share, respectively)                                    (1,596,546)         (1,540,471)
Net realized gain:
  Class I ($0.90 and $0.00 per share, respectively)                                    (12,363,681)                 --
  Class II ($0.90 and $0.00 per share, respectively)                                    (4,446,023)                 --
                                                                                    --------------      --------------
    Total distributions to shareowners                                              $  (23,982,395)     $   (6,259,922)
                                                                                    --------------      --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    $   40,672,011      $  105,555,383
Shares issued in reorganization                                                                 --          55,441,058
Redemptions in kind                                                                             --         (12,457,608)
Reinvestment of distributions                                                           23,982,395           6,259,948
Cost of shares repurchased                                                            (111,576,481)       (195,305,515)
                                                                                    --------------      --------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                    $  (46,922,075)     $  (40,506,734)
                                                                                    --------------      --------------
  Net decrease in net assets                                                        $ (232,392,169)     $  (20,337,821)
NET ASSETS:
Beginning of year                                                                   $  522,289,575      $  542,627,396
                                                                                    --------------      --------------
End of year                                                                         $  289,897,406      $  522,289,575
                                                                                    ==============      ==============
Undistributed net investment income                                                 $           --      $        4,122
                                                                                    ==============      ==============

                                       '08 Shares        '08 Amount         '07 Shares        '07 Amount
CLASS I
Shares sold                             1,348,736      $  29,151,711         3,143,089      $   83,007,023
Redemptions in kind                            --                 --          (485,677)        (12,457,608)
Reinvestment of distributions             820,959         17,939,826           180,581           4,719,477
Less shares repurchased                (3,010,167)       (65,289,291)       (3,884,694)       (101,180,009)
                                       ----------      -------------        ----------      --------------
  Net decrease                           (840,472)     $ (18,197,754)       (1,046,701)     $  (25,911,117)
                                       ----------      -------------        ----------      --------------
CLASS II
Shares sold                               570,655      $  11,520,300           873,097      $   22,548,360
Shares issued in reorganization                --                 --         2,163,131          55,441,058
Reinvestment of distributions             275,502          6,042,569            59,350           1,540,471
Less shares repurchased                (2,131,983)       (46,287,190)       (3,631,748)        (94,125,506)
                                       ----------      -------------        ----------      --------------
  Net decrease                         (1,285,826)     $ (28,724,321)         (536,170)     $  (14,595,617)
                                       ==========      =============        ==========      ==============

14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Fund VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data, in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts (variation margin) are paid or received by the Portfolio,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2008, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2008, the Portfolio had no open forward contracts.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $5,159,070 of which $2,666,505 will expire in 2009 and $2,492,565 will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $2,529,974 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio has reclassified $704,223 to decrease paid in capital, $54,328 to decrease distributions in excess of net investment income and $649,895 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2008              2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                $  7,172,774       $6,259,922
 Long-term capital gain           16,809,621               --
                                ------------       ----------
   Total distributions          $ 23,982,395       $6,259,922
                                ============       ==========
 Distributable Earnings:
 Capital loss carryforward      $ (5,159,070)
 Post-October loss deferred       (2,529,974)
 Unrealized depreciation         (22,121,473)
                                ------------
   Total                        $(29,810,517)
                                ============

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Portfolio shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,286 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,091 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $483 in distribution fees payable to PFD at December 31, 2008.

5. Expense Offsets Arrangements

The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under this arrangement.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                   operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                               their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm               are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                           interested persons of the Trust are referred to as Independent
                                                            Trustees. Each of the Trustees serves as a trustee of each of the 76
Principal Underwriter                                       U.S. registered investment portfolios for which Pioneer serves as
Pioneer Funds Distributor, Inc.                             investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston,
Legal Counsel                                               Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
-----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-----------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
--------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------


                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
--------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

[Logo]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18649-03-0209


                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Global High Yield VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       6

  Financial Statements                                         19

  Notes to Financial Statements                                23

  Report of Independent Registered Public Accounting Firm      27

  Trustees, Officers and Service Providers                     29


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                81.2%
Senior Floating Rate Loans                           4.0%
Asset Backed Securities                              4.0%
Convertible Corporate Bonds                          3.8%
Temporary Cash Investments                           2.2%
Foreign Government Bonds                             1.8%
Collateralized Mortgage Obligations                  1.8%
U.S. Preferred Stocks                                1.0%
Rights/Warrants                                      0.2%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Maturity Distribution
(As a percentage of total investment in securities)

<1 year                                             19.0%
1-3 years                                           24.9%
3-4 years                                           27.4%
4-6 years                                           23.7%
6-8 years                                            4.4%
8+ years                                             0.6%


Five Largest Holdings
(As a percentage of long-term holdings)

1.  Taganka Car Loan Finance Plc,
     Floating Rate Note,
     11/14/13 (144A)                                1.63%
2.  Alfa Div Payment Rights Fin,
     Floating Rate Note, 3/15/12
     (144A)                                         1.48
3.  GC Impsat Hldgs I Plc, 9.875%,
     2/15/17 (144A)                                 1.45
4.  First Data Corp., 9.875%,
     9/24/15 (144A)                                 1.44
5.  Altra Industrial Motion, 9.0%,
     12/1/11                                        1.42

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08

Prices and Distributions

Net Asset Value per Share     12/31/08     12/31/07
Class II                      $ 5.59       $ 9.66

                            Net                              Long-Term
Distributions per Share     Investment     Short-Term        Capital
(1/1/08 - 12/31/08)         Income         Capital Gains     Gains
Class II                    $ 0.9377       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Global High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                   Pioneer Global High Yield         ML Global High Yield and
                   VCT Portfolio                     Emerging Markets Plus Index
 3/31/2005         $10,000                           $10,000
12/31/2005         $10,586                           $10,542
12/31/2006         $11,856                           $11,909
12/31/2007         $12,134                           $12,396
12/31/2008          $7,956                            $9,499

The ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
                                                                      Class II
--------------------------------------------------------------------------------
 Life-of-Class
 (3/18/05)                                                              -5.99%
 1 Year                                                                -34.43%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

       Share Class                                     II
       --------------------------------------------------
       Beginning Account Value on 7/1/08        $1,000.00
       Ending Account Value on 12/31/08         $  664.13
       Expenses Paid During Period*             $    4.16

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

       Share Class                                     II
       --------------------------------------------------
       Beginning Account Value on 7/1/08        $1,000.00
       Ending Account Value on 12/31/08         $1,020.11
       Expenses Paid During Period*             $    5.05

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

As a credit crisis spread from the United States to markets throughout the world and undercut the ability of major financial institutions to lend or borrow, investors grew increasingly apprehensive about credit risk during 2008. As worried investors fled to the safest and highest-quality securities they could find, the prices of high-yield corporate bonds and emerging market debt declined sharply. The following is an interview with Andrew Feltus, CFA, who discusses the performance of Pioneer Global High Yield VCT Portfolio during the 12 months ended December 31, 2008. Mr. Feltus, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during 2008?

A: Pioneer Global High Yield VCT Portfolio's Class II shares returned -34.54% at net asset value during the 12 months ended December 31, 2008. Over the same period, the Portfolio's benchmark, the Merrill Lynch High Yield and Emerging Markets Plus Index returned -23.38%, while the average return of the 103 variable portfolios in Lipper's High Current Yield category was -26.93% for the same 12 months. On December 31, 2008, the 30-day SEC yield of the Portfolio's Class II shares was 23.78%.

Q: What was the environment like for high-yield investing in 2008?

A: The market for high-yield bonds deteriorated for most of the year amid fears that the global economy was entering a recession and that lending activity would freeze up entirely. While high-yield bonds struggled in the early months of 2008, market conditions hit their nadir following the September bankruptcy filing of prominent investment bank Lehman Brothers, when virtually all institutions became hesitant to lend money. In fact, September, October and November were the worst three months on record for high-yield bond performance. The U.S. government, after declining the same support it provided to Bear Stearns for Lehman Brothers, intervened aggressively to rescue other financial institutions. The Federal Reserve Board (the Fed) slashed interest rates, bringing the target Federal funds rate effectively to zero by the end of the year, and the Treasury
   Department took other steps to shore up staggering financial corporations. Congress then passed a giant $700 billion rescue package that was labeled the Troubled Asset Relief Program (TARP). While TARP was originally designed to buy distressed debt securities, the Treasury Department eventually also used it to directly inject capital into financial institutions by acquiring equity-like securities. Late in the year, the TARP money also started being used to prop up the troubled automotive industry. While the U.S. economy reeled from the impacts of the credit crisis, foreign economies also felt the effects as fears spread that the economic downturn could turn into a global recession.

   Amid a cascading series of events that included the collapse or near-collapse of major financial institutions at home and abroad, fixed-income investors attempted to avoid credit risk whenever possible. U.S. Treasury yields fell and their prices rose as investors at times appeared willing to accept no return if they could gain the safety of the government guarantee. As high-yield corporate bonds fell in value, the yield spreads between high-yield securities and Treasuries widened substantially. Default rates on high-yield bonds rose to about 4.4% on an issuer basis and 6.2% on a value basis at the end of the year, but high-yield bond prices fell to reflect a potential default rate of 20%. Investment-grade corporate bonds also fell in value. Mortgages backed by U.S. federal agencies did not perform as well as Treasuries, but they outperformed corporate bonds, both investment-grade and high-yield. While emerging market debt also struggled, emerging market corporates performed even worse than domestic high-yield corporates.

Q: What were your principal strategies in this difficult market and how did they affect the Portfolio's results?

A: We emphasized domestic high-yield corporate bonds, whose prices we believed were falling to unrealistically low levels as the credit crisis intensified. At the end of the year, nearly 66% of Portfolio assets were invested in bonds of U.S.-domiciled companies. Among the Portfolio's domestic holdings, it had a very light position in automotive industry bonds. While the strategy supported the Portfolio's results for most of the year, it detracted from results in the final month when auto bonds outperformed as federal aid started moving toward the industry. We underweighted emerging market high-yield debt, but the Portfolio had a relatively large position in emerging market corporates when compared with emerging market sovereigns. The emphasis on emerging market corporates was the single largest

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

   factor contributing to the Portfolio's underperformance relative to the benchmark Merrill Lynch Index. The Portfolio also had a large position in the euro early in the year, which helped support results as the European currency continued to appreciate. We later reduced that position, but the presence of any euro position was a detriment to performance during the final quarter of the year when the U.S. dollar strengthened.

   Over the course of the year, we responded opportunistically to extremely low prices and added positions to the Portfolio in some convertible securities and in non-agency mortgage-backed securities, where we thought there was good opportunity for price appreciation once the credit markets started to stabilize and recover.

   By investment rating in the high-yield universe, BB-rated securities outperformed B-rated debt, which in turn outperformed CCC-rated bonds. The Portfolio was overweight in B-rated debt and underweight in BB-rated bonds. The Portfolio was slightly underweight in CCC-rated securities. The average credit rating of Portfolio holdings was B at the end of the year.

Q: What were some of the investments that most influenced the Portfolio's performance during the 12 months ended December 31, 2008?

A: During a year in which virtually all high-yield investments lost value and produced negative results, some bonds held up better than the overall market. They included two Latin American corporate bonds: Corporacion Interamericana de Entretenimiento (CIE) of Mexico, which produces live entertainment shows throughout Latin America, tendered its bonds, helping support performance; and Sul America of Brazil, an insurance company, saw its bonds outperform when the company was purchased by Dutch insurer ING.

   Several holdings produced particularly disappointing results, including debt of two U.S. companies and one European company that entered into default. The U.S. securities were of VeraSun, a producer of ethanol for fuels, and of Land Source, a land development company based in California. The Portfolio's investment in VeraSun was secured, and so it continued to receive income after the bankruptcy filing. Land Source, which is a land-development joint venture between homebuilder Lennar and the California Public Employees' Retirement System (CALPERS), was hurt by the real estate slump in California. The European default was in the bonds of Belvedere, a liquor company that to the surprise of bondholders filed for bankruptcy protection for narrow, technical reasons. Other poor-performing securities were of two related European chemical companies, Basell and Nell. While neither filed for bankruptcy during the year, it was anticipated that a third, related company, Lyondell, a U.S.-based chemical corporation, would file for bankruptcy early in 2009.

Q: What is your investment outlook?

A: As we enter 2009, high-yield bonds are selling at extremely low prices, reflecting an expectation of default rates that we believe are overly pessimistic. We anticipate some increase in default rates as the economy remains soft in the first half of the year, before, we believe, stabilizing in the second half of 2009. However, we believe at current prices and yields, bond investors should be well paid as they wait for the high-yield market to recover. The major question is how long we will need to wait before the economic stimulus efforts of the federal government begin to take effect. As we wait, we will continue to be very selective while also remaining alert for potential opportunities to purchase securities selling at prices we believe have fallen to unrealistically low levels.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                             Value
                                 CONVERTIBLE CORPORATE BONDS - 3.7%
                                 Materials - 0.3%
                                 Forest Products - 0.3%
     40,000                      Sino Forest Corp., 5.0%, 8/1/13 (144A)                           $    27,200
                                                                                                  -----------
                                 Total Materials                                                  $    27,200
                                                                                                  -----------
                                 Capital Goods - 0.8%
                                 Trading Companies & Distributors - 0.8%
    150,000                      Wesco Distribution, Inc., 1.750%, 11/15/26                       $    82,688
                                                                                                  -----------
                                 Total Capital Goods                                              $    82,688
                                                                                                  -----------
                                 Transportation - 0.4%
                                 Marine - 0.4%
     80,000                      Horizon Lines, 4.25%, 8/15/12                                    $    41,000
                                                                                                  -----------
                                 Total Transportation                                             $    41,000
                                                                                                  -----------
                                 Health Care Equipment & Services - 1.2%
                                 Health Care Facilities - 0.7%
     85,000                      LifePoint Hospitals, Inc., 3.25%, 8/15/25                        $    61,094
     15,000                      LifePoint Hospitals, Inc., 3.5%, 5/15/14                              10,144
                                                                                                  -----------
                                                                                                  $    71,238
                                                                                                  -----------
                                 Health Care Services - 0.5%
    100,000                      Omnicare, Inc., 3.25%, 12/15/35                                  $    56,125
                                                                                                  -----------
                                 Total Health Care Equipment & Services                           $   127,363
                                                                                                  -----------
                                 Real Estate - 0.1%
                                 Retail Real Estate Investment Trust - 0.1%
     75,000                      General Growth Properties, 3.98%, 4/15/27 (144A)                 $     5,719
                                                                                                  -----------
                                 Total Real Estate                                                $     5,719
                                                                                                  -----------
                                 Technology Hardware & Equipment - 0.1%
                                 Communications Equipment - 0.1%
    100,000                      Nortel Networks, 2.125%, 4/15/14                                 $    14,000
                                                                                                  -----------
                                 Total Technology Hardware & Equipment                            $    14,000
                                                                                                  -----------
                                 Telecommunication Services - 0.8%
                                 Wireless Telecommunication Services - 0.8%
    130,000                      NII Holdings, 3.125%, 6/15/12                                    $    78,813
                                                                                                  -----------
                                 Total Telecommunication Services                                 $    78,813
                                                                                                  -----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $601,361)                                                  $   376,783
                                                                                                  -----------
                                 ASSET BACKED SECURITIES - 3.8%
                                 Materials - 0.5%
                                 Steel - 0.5%
     20,683      3.36            Option One Mortgage Loan Trust, Floating Rate Note, 7/25/36      $    18,205
     35,853      0.56            Option One Mortgage Trust, Floating Rate Note, 5/25/37                32,093
                                                                                                  -----------
                                                                                                  $    50,298
                                                                                                  -----------
                                 Total Materials                                                  $    50,298
                                                                                                  -----------
                                 Consumer Services - 0.6%
                                 Restaurants - 0.6%
    100,000                      Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)          $    64,472
                                                                                                  -----------
                                 Total Consumer Services                                          $    64,472
                                                                                                  -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                                         Value
                                 Banks - 2.1%
                                 Thrifts & Mortgage Finance - 2.1%
     23,725            3.08      ACE Securities Corp., 2004-HE4 M1, Floating Rate Note, 12/25/34              $    15,023
     30,000                      Ace Securities Corp., 3.70875%, 4/25/35                                           25,307
     15,799            0.93      Countrywide Asset-Backed, Floating Rate Note, 7/25/36                             12,107
     51,200            2.59      Lehman XS Trust., Floating Rate Note, 8/25/36                                     22,387
     72,508            2.82      Lehman XS Trust., Floating Rate Note, 12/25/35                                    21,521
    153,619            5.76      Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)                118,287
                                                                                                              -----------
                                                                                                              $   214,632
                                                                                                              -----------
                                 Total Banks                                                                  $   214,632
                                                                                                              -----------
                                 Diversified Financials - 0.2%
                                 Diversified Finance Services - 0.2%
     40,000            3.16      Bear Stearns Asset Backed Securities, Inc., Floating Rate Note, 3/25/35      $    23,422
                                                                                                              -----------
                                 Total Diversified Financials                                                 $    23,422
                                                                                                              -----------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $488,968)                                                              $   391,692
                                                                                                              -----------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
                                 Banks - 0.6%
                                 Thrifts & Mortgage Finance - 0.6%
     24,471            2.83      Countrywide Home Loans ,Floating Rate Note, 3/25/35                          $     8,511
     76,567            2.73      Luminent Mortgage Trust, Floating Rate Note, 7/25/36                              11,958
     65,000                      T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                        19,500
     47,504            2.70      WAMU Mortgage Pass-Through Certificate, Floating Rate Note, 4/25/45               22,426
                                                                                                              -----------
                                                                                                              $    62,395
                                                                                                              -----------
                                 Total Banks                                                                  $    62,395
                                                                                                              -----------
                                 Diversified Financials - 0.3%
                                 Diversified Financial Services - 0.3%
     22,650            2.85      DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                             $     9,326
     45,299            2.90      DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                  18,652
                                                                                                              -----------
                                                                                                              $    27,978
                                                                                                              -----------
                                 Total Diversified Financials                                                 $    27,978
                                                                                                              -----------
                                 Telecommunication Services - 0.8%
                                 Integrated Telecommunication Services - 0.8%
    100,000                      Global Tower Partners Acquisition, 7.87%, 5/15/37                            $    55,330
     40,000                      SBA CMBS Trust, 7.825%, 11/15/36                                                  26,000
                                                                                                              -----------
                                                                                                              $    81,330
                                                                                                              -----------
                                 Total Telecommunication Services                                             $    81,330
                                                                                                              -----------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $334,230)                                                              $   171,703
                                                                                                              -----------
                                 CORPORATE BONDS - 78.1%
                                 Energy - 9.8%
                                 Coal & Consumable Fuels - 0.8%
    110,000                      Massey Energy Co., 6.875%, 12/15/13                                          $    81,400
                                                                                                              -----------
                                 Oil & Gas Drilling - 1.1%
     89,201                      DDI Holding AS, 9.3%, 1/19/12 (144A)                                         $    44,601
    500,000                      Petromena AS, 9.75%, 5/24/12 (144A)                                               21,606
    500,000           11.65      Sevan Drilling, Floating Rate Note, 12/7/12                                       43,212
                                                                                                              -----------
                                                                                                              $   109,419
                                                                                                              -----------

The accompanying notes are an integral part of these financial statements.    7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                           Value
                                 Oil & Gas Equipment & Services - 0.7%
     50,000                      Complete Production Service, 8.0%, 12/15/16                    $    31,500
    500,000           11.99      Sevan Marine ASA, Floating Rate Note, 10/24/12 (144A)               43,212
                                                                                                -----------
                                                                                                $    74,712
                                                                                                -----------
                                 Oil & Gas Exploration & Production - 5.6%
     35,000                      Harvest Operations Corp., 7.875%, 10/15/11                     $    25,200
     50,000                      Hilcorp Energy, 7.75%, 11/1/15 (144A)                               35,250
    130,000                      Mariner Energy, Inc., 7.5%, 4/15/13 (144A)                          83,200
    100,000                      Norse Energy ASA, 6.5%, 7/14/11 (144A)                              65,000
    500,000                      PA Resources AB, 8.75%, 3/10/10                                     57,616
    100,000                      Parallel Petroleum Corp., 10.25%, 8/1/14                            63,500
     35,000                      Petrohawk Energy Corp., 7.875%, 6/1/15 (144A)                       25,900
     40,000                      PetroHawk Energy Corp., 9.125%, 7/15/13                             32,400
     65,000                      Plains E&P Co., 7.625%, 6/1/18                                      44,525
    105,000                      Quicksilver Resources, Inc., 7.125%, 4/1/16                         56,175
     50,000                      Range Resources Corp., 7.5%, 5/15/16                                43,375
     80,000                      Sandridge Energy, Inc., 8.0%, 6/1/18                                44,400
                                                                                                -----------
                                                                                                $   576,541
                                                                                                -----------
                                 Oil & Gas Refining & Marketing - 0.3%
     90,000                      Aventine Renewable Energy, 10.0%, 4/1/17 (b)                   $    14,850
     90,000                      Verasun Energy Corp., 9.375%, 6/1/17 (b)                            10,800
                                                                                                -----------
                                                                                                $    25,650
                                                                                                -----------
                                 Oil & Gas Storage & Transportation - 1.3%
     70,000                      Copano Energy LLC, 8.125%, 3/1/16                              $    50,750
     60,000            8.38      Enterprise Products, Floating Rate Note, 8/1/66                     33,000
     45,000                      Southern Union Co., 7.2%, 11/1/66                                   15,525
     60,000            7.00      Teppco Partners LP, Floating Rate Note, 6/1/67                      32,141
                                                                                                -----------
                                                                                                $   131,416
                                                                                                -----------
                                 Total Energy                                                   $   999,138
                                                                                                -----------
                                 Materials - 8.1%
                                 Aluminum - 1.0%
    100,000                      CII Carbon LLC, 11.125%, 11/15/15                              $    64,000
    100,000            6.83      Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15           34,000
     50,000            8.58      Noranda Aluminum Holding, Floating Rate Note, 11/15/14               8,000
                                                                                                -----------
                                                                                                $   106,000
                                                                                                -----------
                                 Commodity Chemicals - 0.9%
    100,000                      Basell Finance Co., 8.1%, 3/15/27 (144A)                       $     2,000
     49,000                      Georgia Gulf Corp., 10.75%, 10/15/16                                11,760
    100,000                      Georgia Gulf Corp., 9.5%, 10/15/14                                  30,000
    100,000                      Hexion US Fin/Nova Scotia, 9.75%, 11/15/14                          28,500
     50,000                      Nell AF Sarl, 8.375%, 8/15/15 (144A)                                 2,093
     40,000            5.95      Nova Chemicals Corp., Floating Rate Note, 11/15/13                  15,200
                                                                                                -----------
                                                                                                $    89,553
                                                                                                -----------
                                 Construction Materials - 0.5%
     20,000                      AGY Holding Corp., 11.0%, 11/15/14                             $    12,100
     70,000                      U.S. Concrete, Inc., 8.375%, 4/1/14                                 37,800
                                                                                                -----------
                                                                                                $    49,900
                                                                                                -----------

8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                    Value
                                 Diversified Chemical - 0.2%
    100,000                      Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)        $    16,746
                                                                                         -----------
                                 Diversified Metals & Mining - 0.6%
     25,000                      Freeport-McMoran Copper & Gold, 8.375%, 4/1/17          $    20,500
     65,000                      New World Resources BV, 7.375%, 5/15/15 (144A)               40,818
                                                                                         -----------
                                                                                         $    61,318
                                                                                         -----------
                                 Forest Products - 0.2%
      5,579                      Ainsworth Lumber, 11.0%, 7/29/15 (144A) (b)             $     3,347
     25,000                      Sino Forest Corp., 9.125%, 8/17/11 (144A)                    19,000
                                                                                         -----------
                                                                                         $    22,347
                                                                                         -----------
                                 Metal & Glass Containers - 1.2%
    135,000                      AEP Industries, Inc., 7.875%, 3/15/13                   $    76,275
     50,000                      Consol Glass, Ltd, 7.625%, 4/15/14 (144A)                    41,865
                                                                                         -----------
                                                                                         $   118,140
                                                                                         -----------
                                 Paper Packaging - 1.8%
    115,000                      Graham Packaging Co., 9.875%, 10/15/14                  $    70,725
    100,000                      Graphic Packaging Co., 9.5%, 8/15/13                         69,000
    100,000                      Pioneer Natural Resource, 10.0%, 6/1/13                      48,000
                                                                                         -----------
                                                                                         $   187,725
                                                                                         -----------
                                 Paper Products - 0.9%
    160,000                      Exopack Holding Corp., 11.25%, 2/1/14                   $    93,600
                                                                                         -----------
                                 Specialty Chemicals - 0.3%
     50,000                      Chemtura Corp., 6.875%, 6/1/16                          $    25,500
                                                                                         -----------
                                 Steel - 0.5%
     75,000                      Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)        $    28,500
    100,000                      Bulgaria Steel Finance, 12.0%, 5/4/13                        10,466
     25,000                      Ryerson, Inc., 12.0%, 11/1/15 (144A)                         15,438
                                                                                         -----------
                                                                                         $    54,404
                                                                                         -----------
                                 Total Materials                                         $   825,233
                                                                                         -----------
                                 Capital Goods - 7.2%
                                 Building Products - 0.7%
    105,000      6.722           C10 Capital SPV Ltd., Floating Rate Note, 12/31/49      $    49,962
     75,000                      Industrias Unidas, 11.5%, 11/15/16 (144A)                    18,750
                                                                                         -----------
                                                                                         $    68,712
                                                                                         -----------
                                 Construction & Engineering - 1.0%
    105,000                      Desarrollos Metropolitan, 10.875%, 5/9/17 (144A)        $     8,400
     45,000                      Dycom Industries, 8.125%, 10/15/15                           31,725
     85,000                      Mastec, Inc., 7.625%, 2/1/17                                 63,856
                                                                                         -----------
                                                                                         $   103,981
                                                                                         -----------
                                 Construction, Farm Machinery & Heavy Trucks - 1.3%
     60,000                      American Railcar, 7.5%, 3/1/14                          $    39,600
     15,000                      Greenbrier Co., Inc., 8.375%, 5/15/15                        10,669
    105,000                      Titan Wheel International, Inc., 8.0%, 1/15/12               77,700
                                                                                         -----------
                                                                                         $   127,969
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.    9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                 Value
                                Electrical Component & Equipment - 1.0%
     50,000                     General Cable Corp., 1.0%, 10/15/12                   $    31,188
     90,907                     Ormat Funding Corp., 8.25%, 12/30/20                       67,271
                                                                                      -----------
                                                                                      $    98,459
                                                                                      -----------
                                Heavy Electrical Equipment - 1.3%
    145,000                     Altra Industrial Motion, 9.0%, 12/1/11                $   137,025
                                                                                      -----------
                                Industrial Conglomerates - 0.4%
    108,306                     AAC Group Holding Corp., 14.75%, 10/1/12              $    25,993
     61,000                     Indalex Holding, 11.5%, 2/1/14                              6,863
     24,000                     Park-Ohio Industries, Inc., 8.375%, 11/15/14                9,840
                                                                                      -----------
                                                                                      $    42,696
                                                                                      -----------
                                Industrial Machinery - 1.2%
    120,000                     Industrias Metalurgicas Pescar, 11.25%, 10/22/14      $    54,000
    100,000                     Mueller Water Products, 7.375%, 6/1/17                     68,000
                                                                                      -----------
                                                                                      $   122,000
                                                                                      -----------
                                Trading Companies & Distributors - 0.3%
     25,000                     Glencore Funding LLC, 6.0%, 4/15/14 (144A)            $    10,120
     60,000                     Intcomex, Inc., 11.75%, 1/15/11                            24,000
                                                                                      -----------
                                                                                      $    34,120
                                                                                      -----------
                                Total Capital Goods                                   $   734,962
                                                                                      -----------
                                Commercial Services & Supplies - 0.5%
                                Diversified Commercial Services - 0.4%
        120                     Msx International, 12.5%, 4/1/12 (144A)               $    48,000
                                                                                      -----------
                                Environmental & Facilities Services - 0.1%
    100,000                     Aleris International, Inc., 9.0%, 12/15/14            $     6,000
      2,000                     Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                 2,005
                                                                                      -----------
                                                                                      $     8,005
                                                                                      -----------
                                Total Commercial Services & Supplies                  $    56,005
                                                                                      -----------
                                Transportation - 1.5%
                                Air Freight & Couriers - 0.8%
    110,000                     Ceva Group Plc, 10.0%, 9/1/14 (144A)                  $    81,538
                                                                                      -----------
                                Airlines - 0.1%
      9,263                     Continental Airlines, Inc., 8.499%, 5/1/11            $     8,613
                                                                                      -----------
                                Marine - 0.2%
    100,000                     Blt Finance Bv, 7.5%, 5/15/14 (144A)                  $    27,000
                                                                                      -----------
                                Railroads - 0.4%
     45,000                     TFM SA De CV, 9.375%, 5/1/12                          $    41,175
                                                                                      -----------
                                Total Transportation                                  $   158,326
                                                                                      -----------
                                Automobiles & Components - 1.6%
                                Auto Parts & Equipment - 1.3%
     35,000                     Allison Transmission, 11.0%, 11/1/15 (144A)           $    17,150
     25,000                     Allison Transmission, 11.25%, 11/1/15 (144A)                9,875
    175,000                     Lear Corp., 8.75%, 12/1/16                                 50,750
     70,000                     Stanadyne Corp., 10.0%, 8/15/14                            47,600
     25,000                     Tenneco Automotive, Inc., 8.625%, 11/15/14 (b)              9,500
                                                                                      -----------
                                                                                      $   134,875
                                                                                      -----------

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                                   Value
                                 Tires & Rubber - 0.3%
     70,000                      Cooper Standard Auto, 7.0%, 12/15/12                                   $    21,000
     70,000                      Cooper Standard Auto, 8.375%, 12/15/14                                      12,250
                                                                                                        -----------
                                                                                                        $    33,250
                                                                                                        -----------
                                 Total Automobiles & Components                                         $   168,125
                                                                                                        -----------
                                 Consumer Durables & Apparel - 0.7%
                                 Homebuilding - 0.3%
     60,000                      Meritage Homes Corp., 6.25%, 3/15/15                                   $    31,800
                                                                                                        -----------
                                 Housewares & Specialties - 0.4%
    100,000                      Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                           $    42,000
                                                                                                        -----------
                                 Total Consumer Durables & Apparel                                      $    73,800
                                                                                                        -----------
                                 Consumer Services - 2.5%
                                 Casinos & Gaming - 2.3%
    150,000                      Codere Finance SA, 8.25%, 6/15/15 (144A)                               $   101,523
    100,000                      Fontainebleau Las Vegas, 10.25%, 6/15/15 (144A)                              9,750
     65,000                      Little Traverse Bay Odawa Inn, 10.25%, 2/15/14 (144A)                       40,950
     50,000            8.25      Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)                      41,864
    120,000                      Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)                           47,100
                                                                                                        -----------
                                                                                                        $   241,187
                                                                                                        -----------
                                 Leisure Facilities - 0.2%
     30,000                      Firekeepers Development Authority, 13.875%, 5/1/15 (144A)              $    18,600
                                                                                                        -----------
                                 Total Consumer Services                                                $   259,787
                                                                                                        -----------
                                 Media - 1.6%
                                 Broadcasting - 1.6%
     50,000                      CCH II LLC/CCH II Capital Corp., 10.25%, 9/15/10                       $    22,000
     50,000                      Intel, 11.5%, 6/16/15 (144A)                                                43,500
     75,000                      Kabel Deutschland GMBH, 10.625%, 7/1/14                                     66,750
     20,000                      Telesat Canada, 12.5%, 11/1/17                                              12,000
    120,000                      Univision Communications, 9.75%, 3/15/15 (144A)                             15,000
                                                                                                        -----------
                                                                                                        $   159,250
                                                                                                        -----------
                                 Total Media                                                            $   159,250
                                                                                                        -----------
                                 Retailing - 2.4%
                                 Apparel Retail - 0.1%
     50,000           10.46      EDCON Holdings Property, Ltd., Floating Rate Note, 6/15/15 (144A)      $    15,351
                                                                                                        -----------
                                 Distributors - 0.7%
     75,000                      Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)                        $    44,250
     50,000                      Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                                 27,500
                                                                                                        -----------
                                                                                                        $    71,750
                                                                                                        -----------
                                 Home Improvement Retail - 0.1%
     35,000                      Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                               $    11,550
                                                                                                        -----------
                                 Internet Retail - 0.8%
     50,000                      Expedia, Inc., 8.5%, 7/1/16 (144A)                                     $    37,250
     85,000                      Ticketmaster, 10.75%, 8/1/16                                                45,900
                                                                                                        -----------
                                                                                                        $    83,150
                                                                                                        -----------
                                 Specialty Stores - 0.7%
    100,000                      Sally Holdings LLC, 10.5%, 11/15/16                                    $    68,000
                                                                                                        -----------
                                 Total Retailing                                                        $   249,801
                                                                                                        -----------

The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                     Value
                                 Food & Drug Retailing - 0.6%
                                 Food Distributors - 0.6%
    100,000                      Arantes International, 10.25%, 6/19/13                   $    30,000
     55,000                      Independencia International, 9.875%, 5/15/15 (144A)           30,250
                                                                                          -----------
                                                                                          $    60,250
                                                                                          -----------
                                 Total Food & Drug Retailing                              $    60,250
                                                                                          -----------
                                 Food, Beverage & Tobacco - 1.1%
                                 Agricultural Products - 0.1%
     10,000                      American Rock Salt Co., LLC, 9.5%, 3/15/14               $     9,050
                                                                                          -----------
                                 Distillers & Vintners - 0.2%
      7,108                      Belvedere, 0.0%, 4/11/14                                 $     2,820
     46,200                      Belvedere, 7.692%, 4/11/14                                    17,794
                                                                                          -----------
                                                                                          $    20,614
                                                                                          -----------
                                 Packaged Foods & Meats - 0.2%
     30,000                      Bertin Ltda, 10.25%, 10/5/16 (144A)                      $    16,500
                                                                                          -----------
                                 Tobacco - 0.6%
     85,000                      Alliance One International, Inc., 8.5%, 5/15/12          $    62,475
                                                                                          -----------
                                 Total Food, Beverage & Tobacco                           $   108,639
                                                                                          -----------
                                 Household & Personal Products - 0.4%
                                 Household Products - 0.4%
     75,000                      Central Garden & Pet Co., 9.125%, 2/1/13 (b)             $    44,250
                                                                                          -----------
                                 Total Household & Personal Products                      $    44,250
                                                                                          -----------
                                 Health Care Equipment & Services - 4.7%
                                 Health Care Equipment - 0.9%
     50,000                      Accellent, Inc., 10.5%, 12/1/13                          $    34,250
     50,000                      Pts Acquisition, 9.75%, 4/15/17                               18,142
     50,000                      Universal Hospital Services, 8.5%, 6/1/15                     35,500
                                                                                          -----------
                                                                                          $    87,892
                                                                                          -----------
                                 Health Care Facilities - 0.4%
     50,000                      HCA, Inc., 9.625%, 11/15/16                              $    39,000
                                                                                          -----------
                                 Health Care Services - 1.9%
    100,000                      Dasa Finance Corp., 8.75%, 5/29/18 (144A)                $    75,750
    200,000                      Surgical Care Affiliates, 8.875%, 7/15/15 (144A)             122,000
                                                                                          -----------
                                                                                          $   197,750
                                                                                          -----------
                                 Health Care Supplies - 0.8%
    110,000                      Biomet, Inc., 10.375%, 10/15/17                          $    86,900
                                                                                          -----------
                                 Managed Health Care - 0.7%
     90,000                      Multiplan, Inc., 10.375% 4/15/16 (144A)                  $    72,900
                                                                                          -----------
                                 Total Health Care Equipment & Services                   $   484,442
                                                                                          -----------
                                 Pharmaceuticals & Biotechnology - 2.2%
                                 Pharmaceuticals - 2.2%
    100,000                      AMR Holdco/Emcar Holdco, 10.0%, 2/15/15                  $    93,000
     85,000                      Angiotech Pharmaceutical, 7.75%, 4/1/14 (b)                   18,275
     75,000                      Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)              60,000
     70,000                      Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)              54,600
                                                                                          -----------
                                                                                          $   225,875
                                                                                          -----------
                                 Total Pharmaceuticals & Biotechnology                    $   225,875
                                                                                          -----------

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                                 Value
                                 Banks - 4.6%
                                 Diversified Banks - 4.0%
    150,000                      ALB Finance BV, 9.375%, 4/19/28                                      $    30,000
    203,125            4.78      Alfa Div Payment Rights Fin, Floating Rate Note, 3/15/12 (144A)          142,890
     75,000                      ATF Bank JSC, 9.25%, 4/12/12 (144A)+                                      51,362
     35,000                      Banco Macro SA, 8.5%, 2/1/17                                              17,150
    100,000                      Centercredit International, 8.625%, 1/30/14 (144A)                        35,000
     50,000                      Sibacademfinance, 7.0%, 5/21/10                                           45,681
     50,000                      Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                                50,287
     80,000                      Turanalem Finance BV, 8.5%, 2/10/15 (144A)                                34,400
                                                                                                      -----------
                                                                                                      $   406,770
                                                                                                      -----------
                                 Thrifts & Mortgage Finance - 0.6%
    100,000                      Hipotecaria Su Casita SA, 8.5%, 10/4/16 (144A)                       $    63,000
                                                                                                      -----------
                                 Total Banks                                                          $   469,770
                                                                                                      -----------
                                 Diversified Financials - 4.9%
                                 Diversified Financial Services - 1.9%
     50,000            8.40      Citi, Floating Rate Note, Perpetual                                  $    33,014
     30,000                      Mandra Forestry, 12.0%, 5/15/13 (144A)                                    15,000
     60,000                      Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)                          45,000
    100,000                      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                 48,000
    100,000                      TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                                 50,000
                                                                                                      -----------
                                                                                                      $   191,014
                                                                                                      -----------
                                 Investment Banking & Brokerage - 0.5%
     50,000                      Egidaco Investments, 18.0%, 6/24/11                                  $    52,331
                                                                                                      -----------
                                 Multi-Sector Holding - 1.0%
    125,000                      Leucadia National, 8.125%, 9/15/15                                   $   100,313
                                                                                                      -----------
                                 Specialized Finance - 1.5%
    100,000                      Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)                       $    20,000
    200,000                      NCO Group, Inc., 11.875%, 11/15/14                                       100,000
     70,000            7.68      NCO Group, Inc., Floating Rate Note, 11/15/13                             35,000
                                                                                                      -----------
                                                                                                      $   155,000
                                                                                                      -----------
                                 Total Diversified Financials                                         $   498,658
                                                                                                      -----------
                                 Insurance - 3.2%
                                 Insurance Brokers - 0.7%
    150,000                      Hub International Holdings, 10.25%, 6/15/15 (144A)                   $    66,188
     25,000                      Usi Holdings Corp., 9.75%, 5/15/15 (144A)                                  9,969
                                                                                                      -----------
                                                                                                      $    76,157
                                                                                                      -----------
                                 Life & Health Insurance - 1.2%
    125,000                      Presidential Life Corp., 7.875%, 2/15/09                             $   117,656
                                                                                                      -----------
                                 Multi-Line Insurance - 1.3%
    100,000                      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                           $    47,688
     65,000           10.75      Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)                  35,750
     61,981                      Sul America Partecipacoe, 8.625%, 2/15/12 (144A)                          54,544
                                                                                                      -----------
                                                                                                      $   137,982
                                                                                                      -----------
                                 Total Insurance                                                      $   331,795
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                   Floating
  Principal        Rate (c)
 Amount ($)     (unaudited)                                                                                      Value
                                 Real Estate - 1.7%
                                 Real Estate Development - 0.5%
    100,000                      Greentown China Holdings, 9.0%, 11/8/13 (144A)                            $    35,000
    100,000                      Neo-China Group Holdings, 9.75%, 7/23/14                                       16,000
                                                                                                           -----------
                                                                                                           $    51,000
                                                                                                           -----------
                                 Real Estate Operating Companies - 1.2%
     70,000                      Alto Palermo SA, 7.875%, 5/11/17 (144A)                                   $    27,300
    135,000            9.76      Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)                            56,781
     90,000                      Inversiones Y Rep, 8.5%, 2/2/17 (144A)                                         34,650
                                                                                                           -----------
                                                                                                           $   118,731
                                                                                                           -----------
                                 Total Real Estate                                                         $   169,731
                                                                                                           -----------
                                 Software & Services - 2.2%
                                 Application Software - 0.6%
     50,000                      Open Solutions, Inc., 9.75%, 2/15/15 (144A)                               $     7,500
     95,000                      Vangent, Inc., 9.625%, 2/15/15                                                 55,219
                                                                                                           -----------
                                                                                                           $    62,719
                                                                                                           -----------
                                 Data Processing & Outsourced Services - 1.4%
    230,000                      First Data Corp., 9.875%, 9/24/15 (144A)                                  $   139,150
                                                                                                           -----------
                                 IT Consulting & Other Services - 0.2%
     55,000                      Activant Solutions, Inc., 9.5%, 5/1/16                                    $    25,574
                                                                                                           -----------
                                 Total Software & Services                                                 $   227,443
                                                                                                           -----------
                                 Technology Hardware & Equipment - 0.9%
                                 Technology Distributors - 0.9%
    100,000                      Da-Lite Screen Co., Inc., 9.5%, 5/15/11                                   $    88,000
                                                                                                           -----------
                                 Total Technology Hardware & Equipment                                     $    88,000
                                                                                                           -----------
                                 Semiconductors - 0.3%
                                 Semiconductor Equipment - 0.3%
     50,000                      Freescale Semiconductor, 9.125%, 12/15/14                                 $    11,500
     55,000            6.65      Freescale Semiconductor, Floating Rate Note, 12/15/14                          18,700
                                                                                                           -----------
                                                                                                           $    30,200
                                                                                                           -----------
                                 Total Semiconductors                                                      $    30,200
                                                                                                           -----------
                                 Telecommunication Services - 8.7%
                                 Integrated Telecommunication Services - 4.6%
    130,000                      Broadview Networks Holdings, 11.375%, 9/1/12                              $    89,700
    100,000                      Digicel, Ltd., 9.25%, 9/1/12 (144A)                                            85,000
    200,000                      GC Impsat Holdings I Plc, 9.872%, 2/15/17 (144A)                              140,000
    100,000           10.46      Nordic Telephone Company Holdings, Floating Rate Note, 5/1/16 (144A)           94,196
    110,000                      Paetec Holdings, 9.5%, 7/15/15 (b)                                             65,450
                                                                                                           -----------
                                                                                                           $   474,346
                                                                                                           -----------
                                 Wireless Telecommunication Services - 4.1%
    100,000                      Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                                    $    84,500
     80,000                      Cricket Communications I, 9.375%, 11/1/14                                      72,000
    110,000                      Hughes Network System, 9.5%, 4/15/14                                           89,375
     50,000                      Mobile Telesystems Finance, 8.0%, 1/28/12                                      40,000
    220,000                      True Move Co., Ltd., 10.75%, 12/16/13 (144A)                                   81,400
    100,000                      Vip Fin, 9.125%, 4/30/18 (144A)                                                54,000
                                                                                                           -----------
                                                                                                           $   421,275
                                                                                                           -----------
                                 Total Telecommunication Services                                          $   895,621
                                                                                                           -----------

14   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------


                         Floating
     Principal           Rate (c)
    Amount ($)        (unaudited)                                                                                      Value
                                            Utilities - 6.7%
                                            Electric Utilities - 2.5%
       175,000                              Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)                      $    75,250
        90,000                              CIA Transporte Energia, 8.875%, 12/15/16 (144A)                           29,700
       125,000               1.33           Power Contract Financing LLC, Floating Rate Note, 2/5/10 (144A)          101,250
        70,000                              TXU Energy Co., 10.25%, 11/1/15                                           49,700
                                                                                                                 -----------
                                                                                                                 $   255,900
                                                                                                                 -----------
                                            Gas Utilities - 1.0%
       200,000                              Transport De Gas Del Sur, 7.875%, 5/14/17 (144A)                     $   104,000
                                                                                                                 -----------
                                            Independent Power Producer & Energy Traders - 2.8%
       100,000                              Biofuel Energy, 19.0%, 6/7/12                                        $    80,000
       100,000                              Intergen NV, 9.0%, 6/30/17                                                82,000
       100,000                              NRG Energy, Inc., 7.375%, 1/15/17                                         92,000
        39,962                              Tenaska Alabama, 7.0%, 6/30/21 (144A)                                     31,343
                                                                                                                 -----------
                                                                                                                 $   285,343
                                                                                                                 -----------
                                            Multi-Utilities - 0.4%
        50,000                              NSG Holdings LLC, 7.75%, 12/15/25 (144A)                             $    39,000
                                                                                                                 -----------
                                            Total Utilities                                                      $   684,243
                                                                                                                 -----------
                                            TOTAL CORPORATE BONDS
                                            (Cost $14,427,322)                                                   $ 8,003,344
                                                                                                                 -----------
                                            FOREIGN GOVERNMENT BONDS - 1.8%
        30,000                              CIA Latino Americano 9.75%, 5/10/12                                  $    12,000
ITL 35,000,000                              Banco Nac De Desen Econo, 8.0%, 4/28/10                                   24,847
BRL    250,000                              Republic of Brazil 12.5%, 1/5/22                                         111,795
COP 70,000,000                              Republic of Columbia, 11.75%, 3/1/10                                      31,177
                                                                                                                 -----------
                                                                                                                 $   179,819
                                                                                                                 -----------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $250,810)                                                      $   179,819
                                                                                                                 -----------
                                            SENIOR FLOATING RATE LOAN INTERESTS - 3.9%**
                                            Materials - 0.4%
                                            Steel - 0.4%
        98,500             5.4613           Niagara Corp., Term Loan, 6/29/14                                    $    45,310
                                                                                                                 -----------
                                            Total Materials                                                      $    45,310
                                                                                                                 -----------
                                            Capital Goods - 0.5%
                                            Aerospace & Defense - 0.5%
        74,219             5.4375           Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                       $    46,758
                                                                                                                 -----------
                                            Total Capital Goods                                                  $    46,758
                                                                                                                 -----------
                                            Consumer Durables & Apparel - 0.1%
                                            Homebuilding - 0.1%
       250,000             8.7500           Landsource Communities Development, Facility Loan, 2/27/14           $     8,646
                                                                                                                 -----------
                                            Total Consumer Durables & Apparel                                    $     8,646
                                                                                                                 -----------
                                            Health Care Equipment & Services - 0.6%
                                            Health Care Services - 0.6%
        99,244             3.7088           Catalent Pharma Solutions, Inc., Dollar Term Loan, 4/10/14           $    60,291
                                                                                                                 -----------
                                            Total Health Care Equipment & Services                               $    60,291
                                                                                                                 -----------

The accompanying notes are an integral part of these financial statements.   15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                   Floating
   Principal       Rate (c)
  Amount ($)     (unaudited)                                                                        Value
                                 Technology Hardware & Equipment - 1.6%
                                 Electronic Equipment & Instruments - 1.6%
     151,250         6.7013      Huawei-3Com Co., Ltd., Tranche B Term Loan, 9/28/12          $   124,781
      47,579         4.7200      Scitor Corp., Term Loan, 9/26/14                                  42,107
                                                                                              -----------
                                                                                              $   166,888
                                                                                              -----------
                                 Total Technology Hardware & Equipment                        $   166,888
                                                                                              -----------
                                 Semiconductors - 0.0%
                                 Semiconductor Equipment - 0.0%
          83         7.0688      Flextronics Semiconductor, A-1-A Delayed Loan, 10/1/14       $        53
         289         6.1554      Flextronics Semiconductor, A Closing Date Loan, 10/1/14              186
                                                                                              -----------
                                                                                              $       239
                                                                                              -----------
                                 Total Semiconductors                                         $       239
                                                                                              -----------
                                 Telecommunication Services - 0.7%
                                 Integrated Telecommunication Services - 0.7%
       7,833         4.4600      Telesat Canada, Inc., U.S. Term II Loan, 10/31/14            $     5,413
      91,205         6.1043      Telesat Canada, Inc., U.S. Term I Loan, 10/31/14                  63,029
                                                                                              -----------
                                                                                              $    68,442
                                                                                              -----------
                                 Total Telecommunication Services                             $    68,442
                                                                                              -----------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $798,823)                                              $   396,574
                                                                                              -----------
                                 PREFERRED STOCKS - 1.0%
                                 Diversified Financials - 0.3%
                                 Diversified Financial Services - 0.3%
          45                     Bank of America Corp., 7.25%, 12/31/49                       $    29,250
                                                                                              -----------
                                 Total Diversified Financials                                 $    29,250
                                                                                              -----------
                                 Insurance - 0.7%
                                 Life & Health Insurance - 0.7%
       6,000                     Delphi Financial Group, 7.376% 5/15/37                       $    72,300
                                                                                              -----------
                                 Total Insurance                                              $    72,300
                                                                                              -----------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $186,415)                                              $   101,550
                                                                                              -----------
                                 COMMON STOCK - 0.0%
                                 Materials - 0.0%
                                 Forest Products - 0.0%
       1,675                     Ainsworth Lumber Co., Ltd. (144A)*                           $     1,366
                                                                                              -----------
                                 Total Materials                                              $     1,366
                                                                                              -----------
                                 TOTAL COMMON STOCK
                                 (Cost $16,166)                                               $     1,366
                                                                                              -----------
                                 RIGHTS/WARRANTS - 0.2%
                                 Energy - 0.2%
                                 Oil & Gas Exploration & Production - 0.2%
     100,000                     Norse Energy Corp ASA*                                       $    16,133
                                                                                              -----------
                                 Total Energy                                                 $    16,133
                                                                                              -----------
                                 Diversified Financials - 0.0%
                                 Diversified Financial Services - 0.0%
           5                     Mandra Forestry-CW13, Warrants Expire, 5/15/13*              $       300
                                                                                              -----------
                                 Total Diversified Financials                                 $       300
                                                                                              -----------

16   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------


                    Floating
   Principal        Rate (c)
  Amount ($)     (unaudited)                                                                  Value
                                 Real Estate - 0.0%
                                 Real Estate Development - 0.0%
      70,000                     Neo-China Group Holdings, Ltd., Warrant -CW-12*        $     2,258
                                                                                        -----------
                                 Total Real Estate                                      $     2,258
                                                                                        -----------
                                 Utilities - 0.0%
                                 Independent Power Producer & Energy Traders - 0.0%
       4,706                     Biofuel Energy ASA*                                    $        --
                                                                                        -----------
                                 Total Utilities                                        $        --
                                                                                        -----------
                                 TOTAL RIGHTS/WARRANTS
                                 (Cost $12,064)                                         $    18,691
                                                                                        -----------
                                 TEMPORARY CASH INVESTMENTS - 2.1%
                                 Securities Lending Collateral - 2.1% (d)
                                 Certificates of Deposit:
       4,933                     Abbey National Plc, 3.15%, 8/13/09                     $     4,933
       4,933                     Bank of Nova Scotia, 3.21%, 5/5/09                           4,933
       7,884                     Bank of Scotland NY, 2.92%, 6/5/09                           7,884
       8,880                     Barclays Bank, 1.5%, 5/27/09                                 8,880
       1,568                     Calyon NY, 4.62%, 1/16/09                                    1,568
       9,867                     CBA, 4.87%, 7/16/09                                          9,867
       8,880                     DNB NOR Bank ASA NY, 3.04%, 6/5/09                           8,880
       9,038                     Intesa SanPaolo S.p.A., 1.44%, 5/22/09                       9,038
         571                     NORDEA NY, 4.13%, 4/9/09                                       571
       7,400                     Royal Bank of Canada NY, 2.7%, 8/7/09                        7,400
       4,933                     Royal Bank of Scotland, 3.06%, 3/5/09                        4,933
         986                     Skandinavian Enskilda Bank NY, 3.06%, 2/13/09                  986
       9,867                     Societe Generale, 3.29%, 9/4/09                              9,867
       8,880                     Svenska Bank NY, 4.61%, 7/8/09                               8,880
       9,867                     U.S. Bank NA, 2.25%, 8/24/09                                 9,867
                                                                                        -----------
                                                                                        $    98,486
                                                                                        -----------
                                 Commercial Paper:
         940                     BBVA U.S., 2.83%, 3/12/09                              $       940
       9,867                     Monumental Global Funding, Ltd., 2.5%, 8/17/09               9,867
       4,933                     CME Group, Inc., 2.9%, 8/6/09                                4,933
       4,933                     General Electric Capital Corp., 2.86%, 3/16/09               4,933
       9,689                     American Honda Finance Corp., 4.95%, 7/14/09                 9,689
       9,867                     HSBC Bank, Inc., 2.5%, 8/14/09                               9,867
       4,933                     IBM, 2.39%, 9/25/09                                          4,933
       8,880                     Met Life Global Funding, 3.19%, 6/12/09                      8,880
       8,880                     New York Life Global, 2.13%, 9/4/09                          8,880
       8,387                     Westpac Banking Corp., 2.34%, 6/1/09                         8,387
                                                                                        -----------
                                                                                        $    71,308
                                                                                        -----------
                                 Tri-party Repurchase Agreements:
      21,706                     Deutsche Bank, 0.25%, 1/2/09                           $    21,706
       1,676                     Barclays Capital Markets, 0.5%, 1/2/09                       1,676
                                                                                        -----------
                                                                                        $    23,383
                                                                                        -----------
                                 Time Deposit:
       9,867                     BNP Paribas, 0.01%, 1/2/09                             $     9,867
                                                                                        -----------

The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

                    Floating
   Principal        Rate (c)
  Amount ($)     (unaudited)                                                             Value
                                 Money Market Mutual Funds:
       2,467                     Columbia Government Reserves Fund                 $     2,467
       7,400                     JP Morgan, U.S. Government Money Market Fund            7,400
                                                                                   -----------
                                                                                   $     9,867
                                                                                   -----------
                                 Total Securities Lending Collateral               $   212,910
                                                                                   -----------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $212,910)                                   $   212,910
                                                                                   -----------
                                 TOTAL INVESTMENT IN SECURITIES - 96.0%
                                 (Cost $17,329,069)(a)                             $ 9,815,564
                                                                                   -----------
                                 OTHER ASSETS AND LIABILITIES - 4.0%               $   404,184
                                                                                   -----------
                                 TOTAL NET ASSETS - 100.0%                         $10,219,748
                                                                                   ===========

*      Non-income producing security.

+      Investment deemed to be an affiliate of the Fund.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $3,862,112 or 37.7% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $17,379,576 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                    $     46,247
       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                      (7,610,259)
                                                                    ------------
       Net unrealized loss                                          $ (7,564,012)
                                                                    ============

(b)    At December 31, 2008, the following securities were out on loan:

       Principal  Description                                              Value
         2,000    Ainsworth Lumber, 11.0%, 7/29/15 (144A)               $  1,200
        82,000    Angiotech Pharmaceutical, 7.75%, 4/1/14                 17,630
        89,000    Aventine Renewable Energy, 10.0%, 4/1/17                14,685
        74,000    Central Garden & Pet Co., 9.125%, 2/1/13                43,660
       100,000    Paetec Holdings, 9.5%, 7/15/15                          59,500
        24,000    Tenneco Automotive, Inc., 8.625%, 11/15/14               9,120
        85,000    Verasun Energy Corp., 9.375%, 6/1/17                    10,200
        90,000    Yankee Acquisition Corp., 9.75%, 2/15/17                37,800
                                                                        --------
                  Total                                                 $193,795
                                                                        ========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(d)    Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $4,928,248 and $4,476,895, respectively.
NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted.

BRL    Brazilian Real
COP    Columbian Peso
ITL    Italian Lira

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                                        Other
                                                    Investments       Financial
Valuation Inputs                                   in Securities     Instruments
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                              $   46,749        $    -
Level 2 - Other Significant Observable Inputs         9,768,815         4,909
Level 3 - Significant Unobservable Inputs                     -             -
                                                     ----------        ------
Total                                                $9,815,564        $4,909
                                                     ==========        ======

18   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                            3/18/05 (a)
                                                                   Year Ended   Year Ended     Year Ended       to
Class II                                                            12/31/08      12/31/07      12/31/06     12/31/05
Net asset value, beginning of period                                $  9.66       $ 10.38       $ 10.02       $10.00
                                                                    -------       -------       -------       ------
Increase from investment operations:
 Net investment income                                              $  0.83       $  0.79       $  0.77       $ 0.51
 Net realized and unrealized gain (loss) on investments,
  credit default swaps and foreign currency transactions              (3.96)        (0.54)         0.39         0.01
                                                                    -------       -------       -------       ------
    Net increase (decrease) from investment operations              $ (3.13)      $  0.25       $  1.16       $ 0.52
Distributions to shareowners:
 Net investment income                                                (0.94)        (0.83)        (0.75)       (0.50)
 Net realized gain                                                       --         (0.14)        (0.05)          --
                                                                    -------       -------       -------       ------
Net increase (decrease) in net asset value                          $ (4.07)      $ (0.72)      $  0.36       $ 0.02
                                                                    -------       -------       -------       ------
Net asset value, end of period                                      $  5.59       $  9.66       $ 10.38       $10.02
                                                                    =======       =======       =======       ======
Total return*                                                        (34.54)%        2.34%        12.00%        5.34%(b)
Ratio of net expenses to average net assets                            1.00%         1.00%         1.00%        0.99%**
Ratio of net investment income to average net assets                   9.82%         7.65%         7.56%        6.72%**
Portfolio turnover rate                                                  32%           77%           32%          26%(b)
Net assets, end of period (in thousands)                            $10,220       $16,069       $11,646       $3,632
Ratios with no waiver of management fees and assumption
 of expenses by PIM:
 Net expenses                                                          1.73%         1.38%         2.22%        5.65%**
 Net investment income                                                 9.09%         7.27%         6.34%        2.06%**

(a)  The Portfolio commenced operations on March 18, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities of unaffiliated issuers, at value (including securities
  loaned of $193,795) (cost $17,253,548)                                                     $  9,764,202
 Investment in securities of affiliated issuers, at value
  (cost $75,521)                                                                                   51,362
 Total Investments in securities, at value
  (cost $17,329,069)                                                                            9,815,564
 Cash                                                                                             313,670
 Foreign currencies, at value (cost $25,667)                                                       17,372
 Receivables -
  Dividends and interest                                                                          351,479
  Forward foreign currency portfolio hedge contracts                                                4,909
  Due from Pioneer Investment Management, Inc.                                                      2,292
 Other                                                                                                280
                                                                                             ------------
   Total assets                                                                              $ 10,505,566
                                                                                             ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                            $        115
  Portfolio shares repurchased                                                                        454
  Dividends                                                                                        16,291
  Upon return of securities loaned                                                                212,910
 Due to affiliates                                                                                    198
 Accrued expenses                                                                                  55,850
                                                                                             ------------
   Total liabilities                                                                         $    285,818
                                                                                             ------------
NET ASSETS:
 Paid-in capital                                                                             $ 18,172,077
 Distributions in excess of net investment income                                                 (70,586)
 Accumulated net realized loss on investments, credit default swaps and foreign currency         (360,687)
  transactions
 Net unrealized loss on investments                                                            (7,513,505)
 Net unrealized loss on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                    (7,551)
                                                                                             ------------
   Total net assets                                                                          $ 10,219,748
                                                                                             ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $10,219,748 / 1,828,849 shares)                                          $       5.59
                                                                                             ============

20   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                                                    $     12,695
 Interest (net of foreign taxes withheld of $1,863) (including income from affiliates
  of $6,398) (including income from affiliates of $6,398)                                        1,543,647
 Income from securities loaned, net                                                                 12,136
                                                                                              ------------
  Total investment income                                                                                        $  1,568,478
                                                                                                                 ------------
EXPENSES:
 Management fees                                                                              $     94,211
 Transfer agent fees                                                                                 1,504
 Distribution fees                                                                                  36,235
 Administrative fees                                                                                 4,347
 Custodian fees                                                                                     29,400
 Professional fees                                                                                  50,128
 Printing expense                                                                                   13,255
 Fees and expenses of nonaffiliated trustees                                                         5,692
 Miscellaneous                                                                                      15,652
                                                                                              ------------
  Total expenses                                                                                                 $    250,424
  Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                         (105,498)
                                                                                                                 ------------
  Net expenses                                                                                                   $    144,926
                                                                                                                 ------------
   Net investment income                                                                                         $  1,423,552
                                                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
CREDIT DEFAULT SWAPS, AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                                 $   (234,308)
  Credit default swaps                                                                                 763
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              105,072       $   (128,473)
                                                                                              ------------       ------------
 Change in net unrealized (loss) on:
  Investments                                                                                 $ (6,724,707)
  Credit default swaps                                                                                (299)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                              (15,612)      $ (6,740,618)
                                                                                              ------------       ------------
 Net loss on investments, credit default swaps and foreign currency transactions                                 $ (6,869,091)
                                                                                                                 ------------
 Net decrease in net assets resulting from operations                                                            $ (5,445,539)
                                                                                                                 ============

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                                Year Ended        Year Ended
                                                                                                 12/31/08          12/31/07
FROM OPERATIONS:
Net investment income                                                                         $  1,423,552      $   1,282,665
Net realized gain (loss) on investments, credit default swaps and foreign currency
 transactions                                                                                     (128,473)           177,175
Change in net unrealized (loss) on investments, credit default swaps and foreign currency
 transactions                                                                                   (6,740,618)        (1,069,555)
                                                                                              ------------      -------------
  Net increase (decrease) in net assets resulting from operations                             $ (5,445,539)     $     390,285
                                                                                              ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.94 and $0.83 per share, respectively)                                           $ (1,625,944)     $  (1,347,133)
Net realized gain:
 Class II ($0.00 and $0.14 per share, respectively)                                                     --      $    (229,168)
                                                                                              ------------      -------------
  Total distributions to shareowners                                                          $ (1,625,944)     $  (1,576,301)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $  7,041,266      $  23,319,679
Reinvestment of distributions                                                                    1,560,308          1,508,386
Cost of shares repurchased                                                                      (7,379,679)       (19,218,725)
                                                                                              ------------      -------------
  Net increase in net assets resulting from Portfolio share transactions                      $  1,221,895      $   5,609,340
                                                                                              ------------      -------------
  Net increase (decrease) in net assets                                                       $ (5,849,588)     $   4,423,324
NET ASSETS:
Beginning of year                                                                               16,069,336         11,646,012
                                                                                              ------------      -------------
End of year                                                                                   $ 10,219,748      $  16,069,336
                                                                                              ============      ============
Undistributed (distributions in excess of) net investment income                              $    (70,586)     $      11,964
                                                                                              ============      ============

                                   '08 Shares       '08 Amount        '07 Shares        '07 Amount
CLASS II
Shares sold                          796,878      $  7,041,266         2,264,353      $  23,319,679
Reinvestment of distributions        207,476         1,560,308           148,663          1,508,386
Less shares repurchased             (838,827)       (7,379,679)       (1,871,173)       (19,218,725)
                                    --------      ------------        ----------      -------------
  Net increase                       165,527      $  1,221,895           541,843      $   5,609,340
                                    ========      ============        ==========      =============

22    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Global High Yield VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to the document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees and may include yield equivalents or a pricing matrix. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $340,407, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $19,168 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio has reclassified $119,842 to decrease distributions in excess of net investment income and $119,842 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

--------------------------------------------------------------------------------
                                      2008             2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                $ 1,625,944       $1,487,022
 Long-term capital gain                   -           89,279
                                -----------       ----------
  Total distributions           $ 1,625,944       $1,576,301
                                -----------       ==========
 Distributable Earnings:
 Capital loss carryforward      $  (340,407)
 Post-October loss deferral         (19,168)
 Dividend payable                   (16,282)
 Unrealized depreciation         (7,576,472)
                                -----------
  Total                         $(7,952,329)
                                ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, adjustments relating to the mark to market of forward currency contracts and the tax basis adjustments on defaulted bonds.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Credit Default Swap Agreements
   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

   When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the resulting change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

   There were no credit default swap contracts outstanding at December 31, 2008.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008.

   Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

daily net assets up to $500 million and 0.60% on assets over $500 million.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6 in management fees, administrative costs and certain others fees payable to PIM at December 31, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $124 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68 in distribution fees payable to PFD at December 31, 2008.

5. Forward Foreign Currency Contracts
At December 31, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at December 31, 2008 were as follows:

------------------------------------------------------------------------------------------------------
                                                                                              Net
                             Contracts     In Exchange     Settlement                      Unrealized
Currency                    to Deliver         For            Date            Value           Gain
------------------------------------------------------------------------------------------------------
EUR (European Dollar)        (195,000)      $276,703        1/30/09        $(271,794)        $4,909
------------------------------------------------------------------------------------------------------

6. Affiliated Companies
The Portfolio's investments in securities managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Portfolio for the year ended December 31, 2008:

--------------------------------------------------------------------------------------------------------------------------
                          Principal      Purchases        Sales       Principal                      Net
                            Amount      (principal     (principal       Amount      Interest       Realized
Affiliates                 12/31/07       amount)        amount)       12/31/08      Income      (Loss) Gain       Value
--------------------------------------------------------------------------------------------------------------------------
ATF Bank JSC, 9.25%,
4/12/12 (144A)             $75,000          --             --           $75,000      $6,938          $--          $51,362
--------------------------------------------------------------------------------------------------------------------------

7. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Global High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield VCT Portfolio at December 31, 2008, the results of its operations for the year then ended and its changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 55.66%.

Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                  operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                              their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm              are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                          interested persons of the Trust are referred to as Independent
                                                           Trustees. Each of the Trustees serves as a trustee of each of the 76
Principal Underwriter                                      U.S. registered investment portfolios for which Pioneer serves as
Pioneer Funds Distributor, Inc.                            investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston,
Legal Counsel                                              Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18679-03-0209


                                                            [LOGO]PIONEER
                                                                  Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
          Pioneer Growth Opportunities VCT Portfolio -- Class I Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Growth Opportunities VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                         10
  Notes to Financial Statements                                14
  Report of Independent Registered Public Accounting Firm      17
  Trustees, Officers and Service Providers                     18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification

(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                               80.6%
Temporary Cash Investments                       16.6%
Depositary Receipts for International Stocks      1.5%
Exchange Traded Fund                              1.3%

Sector Distribution

(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Health Care                24.5%
Information Technology     23.3%
Industrials                17.4%
Consumer Discretionary     11.2%
Energy                      8.3%
Consumer Staples            5.3%
Materials                   4.0%
Financials                  4.0%
Utilities                   2.0%

Five Largest Holdings
(As a percentage of equity holdings)

  1.       QUANTA Services, Inc.         2.41%
  2.       Exterran Holdings, Inc.       2.35
  3.       Priceline.com, Inc.           2.25
  4.       KBR, Inc.                     2.04
  5.       Advanced Magnetics, Inc.      2.02

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/08      12/31/07
  Class I                       $ 13.24       $ 22.44

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $  -           $  -              $  1.7962

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              Pioneer Growth
               Opportunities          Russell 2000
          VCT Portfolio, Class I      Growth Index

12-98             10,000                  10,000
                  10,563                  14,309
12-00              9,912                  11,100
                  11,810                  10,075
12-02              7,361                   7,026
                  10,522                  10,437
12-04             12,871                  11,931
                  13,731                  12,426
12-06             14,500                  14,084
                  13,941                  15,077
12-08              8,993                   9,266

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

10 Years       -1.06%
5 Years        -3.09%
1 Year        -35.49%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

       Share Class                                   I
       --------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $   714.55
       Expenses Paid During Period*            $     3.66

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

       Share Class                                   I
       --------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,020.86
       Expenses Paid During Period*            $     4.32

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brian Stack, portfolio manager of Pioneer Growth Opportunities VCT Portfolio, discusses the factors that influenced performance during the 12-month period ended December 31, 2008.

Q:   How did the Portfolio perform in 2008?

A: The past year was extremely difficult for investors, as the U.S. market endured one of the worst years in its history. The Portfolio's benchmark, the Russell 2000 Growth Index, returned -38.54% over the 12 months ended December 31, 2008, while the Class I shares of the Pioneer Growth Opportunities VCT Portfolio returned -35.49% at net asset value. During the same 12-month period, the average return for the 102 Small Cap Growth variable portfolios tracked by Lipper, Inc., was -41.12%.

     The Portfolio's performance was helped by stock selection in the consumer discretionary and health care sectors, but selection in industrials and energy detracted. Among the major contributors were the medical device maker Thoratec, the food supplier American Italian Pasta, and the drug maker Cubist Pharmaceuticals. Key detractors included the industrial filtration supplier Polypore International, the coal miner Alpha Natural Resources, and the investment manager Affiliated Managers Group.

Q: Your team took over management of the Portfolio on September 2, 2008. How would you describe your approach?

A: When we took over as managers, we did so with a mandate to apply a purely fundamental, bottom-up stock-picking strategy. This research-based approach employs the style known as "GARP," which stands for "growth at a reasonable price." We focus on growth companies whose stock prices do not fairly reflect their underlying growth potential and risk profile. These inefficiently priced stocks typically fall into one of three categories: unseasoned companies that have not yet drawn the widespread appreciation of investors, companies that are known but not well understood by investors, and companies whose difficulties may have been overly discounted into their share price. We would expect to maintain 80 to 100 holdings in the Portfolio on average, a reduction from the previous number of Portfolio holdings, which averaged about 200 or more individual positions.

     We look for growth companies that have exceptional secular or cyclical growth prospects. "Secular" growers typically offer unique and innovative products addressing a poorly served market need, while "cyclical" growers are usually more mature companies that can still generate growth due to imbalances in the supply/demand fundamentals that are characteristic of their industry. Typically, we would expect the Portfolio to be more heavily exposed to ideas in the secular growth category.

     One such company is Priceline. Although the travel industry is experiencing severe weakness, Priceline is expanding its geographic footprint into Europe, which represents a relatively fragmented marketplace for travel-related services. In the United States, the company's "name your own price" approach is allowing hoteliers, airlines and auto rental companies to sell excess inventory. Priceline is gaining market share, and we believe the stock - which gained ground in the fourth quarter of 2008 - can continue to perform well in 2009.

     Another example of the type of company in which we invest is Grand Canyon Education, which provides online degree programs in education, business and

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     healthcare. For-profit education companies are capturing a growing share of the market for post-secondary education. They also tend to do well when the economy weakens, since consumers frequently return to school to develop new skills and credentials. We purchased the stock at its initial public offering on November 22, 2008, and it rose approximately 60% by year-end.

     American Italian Pasta (AIPC), a supplier of dry pasta products to retailers and institutional food service providers, also helps illustrate our investment style. We see AIPC as a good business whose stock was unfairly discounted due to transitional difficulties. With new management in place and an accounting controversy resolved, the company is prospering as consumers "trade down" to less expensive fare and as retailers devote greater shelf space to more profitable private label products.

     It should be evident from the stocks mentioned above that our Portfolio can be fairly eclectic. In our view, this helps illustrate the benefit of a pure bottom-up approach. Without being constrained by the need to maintain certain sector weightings, we are able to construct a Portfolio of what we believe are the very best growth opportunities in the small-cap asset class.

Q:   What are your thoughts on the year ahead?

A: Expecting that the economic backdrop will remain challenging in 2009, we are not counting on macroeconomic tailwinds as a driver of the Portfolio's performance during the year ahead. We believe, however, that recent events have created opportunities for proficient stock-pickers. According to Merrill Lynch, 2008 brought the worst performance for small-cap stocks since 1973. The market action resulted in a massive selloff process, where virtually all stocks plunged without regard for company-specific fundamentals. This has created what we feel is a rare opportunity to purchase compelling, bottom-up growth stories at very attractive valuations. Finding such stocks will be the focal point of our efforts during the year ahead.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

      Shares                                                     Value
                   COMMON STOCKS - 96.2%
                   Energy - 8.1%
                   Coal & Consumable Fuels - 1.4%
     105,200       Foundation Coal Holdings, Inc.          $ 1,474,904
                                                           -----------
                   Oil & Gas Equipment & Services - 2.9%
      22,704       Bristow Group, Inc.*                    $   608,240
     114,000       Exterran Holdings, Inc.*(b)               2,428,200
                                                           -----------
                                                           $ 3,036,440
                                                           -----------
                   Oil & Gas Exploration & Production - 3.8%
      48,200       Carrizo Oil & Gas, Inc.*(b)             $   776,020
      43,100       Comstock Resources, Inc.*(b)              2,036,475
      54,700       Concho Resources, Inc.*                   1,248,254
                                                           -----------
                                                           $ 4,060,749
                                                           -----------
                   Total Energy                            $ 8,572,093
                                                           -----------
                   Materials - 4.0%
                   Diversified Metals & Mining - 1.7%
     205,200       Titanium Metals Corp. (b)               $ 1,807,812
                                                           -----------
                   Gold - 1.4%
      29,100       Agnico Eagle Mines, Ltd. (b)            $ 1,493,703
                                                           -----------
                   Steel - 0.9%
      35,100       Cliffs Natural Resources, Inc.          $   898,911
                                                           -----------
                   Total Materials                         $ 4,200,426
                                                           -----------
                   Capital Goods - 12.3%
                   Aerospace & Defense - 3.4%
       8,400       Alliant Techsystems, Inc.*(b)           $   720,384
     190,400       Hexcel Corp.*                             1,407,056
      37,500       Orbital Sciences Corp.*                     732,375
      19,100       Stanley, Inc.*                              691,802
                                                           -----------
                                                           $ 3,551,617
                                                           -----------
                   Construction & Engineering - 4.3%
     138,800       KBR, Inc.                               $ 2,109,760
     125,500       Quanta Services, Inc.*                    2,484,900
                                                           -----------
                                                           $ 4,594,660
                                                           -----------
                   Electrical Component &
                   Equipment - 1.8%
     255,800       Polypore International, Inc.*           $ 1,933,848
                                                           -----------
                   Industrial Conglomerates - 2.2%
     178,300       McDermott International, Inc.*          $ 1,761,604
      23,000       Otter Tail Corp. (b)                        536,590
                                                           -----------
                                                           $ 2,298,194
                                                           -----------
                   Industrial Machinery - 0.6%
     262,300       Flow International Corp.*               $   634,766
                                                           -----------
                   Total Capital Goods                     $13,013,085
                                                           -----------
                   Commercial Services & Supplies - 4.1%
                   Diversified Support Services - 1.1%
      47,900       Iron Mountain, Inc.*                    $ 1,184,567
                                                           -----------

      Shares                                                     Value
                   Environmental & Facilities
                   Services - 3.0%
      44,700       Rollins, Inc. (b)                       $   808,176
      21,600       Stericycle, Inc.*                         1,124,928
      40,000       Waste Connections, Inc.*(b)               1,262,800
                                                           -----------
                                                           $ 3,195,904
                                                           -----------
                   Total Commercial
                   Services & Supplies                     $ 4,380,471
                                                           -----------
                   Transportation - 0.5%
                   Marine - 0.5%
     112,000       American Commercial Lines, Inc.*(b)     $   548,800
                                                           -----------
                   Total Transportation                    $   548,800
                                                           -----------
                   Consumer Durables & Apparel - 1.1%
                   Apparel, Accessories & Luxury Goods - 0.8%
      41,700       The Warnaco Group, Inc.*                $   818,571
                                                           -----------
                   Leisure Products - 0.3%
      86,800       Leapfrog Enterprises, Inc.*(b)          $   303,800
                                                           -----------
                   Total Consumer
                   Durables & Apparel                      $ 1,122,371
                                                           -----------
                   Consumer Services - 5.6%
                   Casinos & Gaming - 0.8%
      35,100       Bally Technologies, Inc.*(b)            $   843,453
                                                           -----------
                   Education Services - 4.8%
      21,100       American Public Education, Inc.*        $   784,709
      29,300       Career Education Corp.*                     525,642
      15,500       DeVry, Inc.                                 889,855
     100,821       Grand Canyon Education, Inc.*             1,893,418
      10,700       ITT Educational Services, Inc.*           1,016,286
                                                           -----------
                                                           $ 5,109,910
                                                           -----------
                   Total Consumer Services                 $ 5,953,363
                                                           -----------
                   Retailing - 4.3%
                   Apparel Retail - 1.6%
      26,000       Gymboree Corp.*(b)                      $   678,340
      31,800       Ross Stores, Inc.                           945,414
                                                           -----------
                                                           $ 1,623,754
                                                           -----------
                   General Merchandise Stores - 0.5%
      50,300       99 Cents Only Stores*                   $   549,779
                                                           -----------
                   Internet Retail - 2.2%
      31,500       Priceline.com, Inc.*(b)                 $ 2,319,975
                                                           -----------
                   Total Retailing                         $ 4,493,508
                                                           -----------
                   Food, Beverage & Tobacco - 3.8%
                   Brewers - 0.7%
      24,900       Boston Beer Co.*(b)                     $   707,160
                                                           -----------
                   Packaged Foods & Meats - 1.8%
      87,775       American Italian Pasta Co.*(b)          $ 1,960,894
                                                           -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                       Value
                   Soft Drinks - 1.3%
      41,700       Hansen Natural Corp.*                     $ 1,398,201
                                                             -----------
                   Total Food, Beverage & Tobacco            $ 4,066,255
                                                             -----------
                   Household & Personal Products - 1.3%
                   Household Products - 1.3%
      24,900       Church & Dwight Co., Inc.                 $ 1,397,388
                                                             -----------
                   Total Household &
                   Personal Products                         $ 1,397,388
                                                             -----------
                   Health Care Equipment & Services - 13.3%
                   Health Care Equipment - 8.8%
      64,500       Abiomed, Inc.*(b)                         $ 1,059,090
      74,200       Cryolife, Inc.*                               720,482
     233,200       DexCom, Inc.*(b)                              643,632
      36,100       IDEXX Laboratories, Inc.*(b)                1,302,488
     112,200       Insulet Corp.*(b)                             866,184
      16,500       Masimo Corp.*(b)                              492,195
      13,800       NuVasive, Inc.*(b)                            478,170
      41,800       Quidel Corp.*                                 546,326
      51,200       Thoratec Corp.*                             1,663,488
      40,200       Vnus Medical Technologies, Inc.*              652,044
      39,900       Wright Medical Group, Inc.*(b)                815,157
                                                             -----------
                                                             $ 9,239,256
                                                             -----------
                   Health Care Services - 4.1%
      17,900       Almost Family, Inc.*(b)                   $   805,142
      38,600       Catalyst Health Solutions, Inc.*              939,910
      13,600       Genoptix, Inc.*                               463,488
      18,300       Lhc Group, Inc.*                              658,800
      54,700       Lincare Holdings Inc.*                      1,473,071
                                                             -----------
                                                             $ 4,340,411
                                                             -----------
                   Health Care Supplies - 0.4%
      24,200       Inverness Medical Innovations, Inc.*      $   457,622
                                                             -----------
                   Total Health Care
                   Equipment & Services                      $14,037,289
                                                             -----------
                   Pharmaceuticals & Biotechnology - 10.7%
                   Biotechnology - 3.5%
      17,100       Alexion Pharmaceuticals, Inc.*            $   618,849
      57,400       BioMarin Pharmaceutical, Inc.*(b)           1,021,720
      64,100       Cubist Pharmaceuticals, Inc.*(b)            1,548,656
       7,100       Myriad Genetics, Inc.*(b)                     470,446
                                                             -----------
                                                             $ 3,659,671
                                                             -----------
                   Life Sciences Tools & Services - 3.9%
      58,263       Advanced Magnetics, Inc.*(b)              $ 2,088,729
     155,200       Parexel International Corp.*                1,506,992
       7,500       Techne Corp.                                  483,900
                                                             -----------
                                                             $ 4,079,621
                                                             -----------

      Shares                                                       Value
                   Pharmaceuticals - 3.3%
     232,656       Cardiome Pharma Corp.*(b)                 $ 1,058,585
      38,400       Endo Pharmaceuticals Holdings, Inc.*          993,792
     113,200       ViroPharma, Inc.*(b)                        1,473,864
                                                             -----------
                                                             $ 3,526,241
                                                             -----------
                   Total Pharmaceuticals &
                   Biotechnology                             $11,265,533
                                                             -----------
                   Diversified Financials - 2.4%
                   Consumer Finance - 1.4%
      98,385       Ezcorp, Inc.*                             $ 1,496,436
                                                             -----------
                   Specialized Finance - 1.0%
      59,600       MSCI, Inc.*                               $ 1,058,496
                                                             -----------
                   Total Diversified Financials              $ 2,554,932
                                                             -----------
                   Software & Services - 15.2%
                   Application Software - 6.2%
      82,000       Informatica Corp.*                        $ 1,125,860
     120,600       Lawson Software, Inc.*                        571,644
      12,800       MicroStrategy, Inc.*                          475,264
      49,300       Net 1 UEPS Technologies, Inc.*                675,410
      66,600       Quest Software, Inc.*                         838,494
      42,200       Synopsys, Inc.*                               781,544
      47,267       The Ultimate Software Group, Inc.*(b)         690,098
     274,700       TIBCO Software, Inc.*(b)                    1,425,693
                                                             -----------
                                                             $ 6,584,007
                                                             -----------
                   Data Processing & Outsourced Services - 1.0%
      52,100       Neustar, Inc.*                            $   996,673
                                                             -----------
                   Internet Software & Services - 3.3%
     160,800       Comscore, Inc.*                           $ 2,050,200
     104,700       Marchex, Inc.*                                610,401
     116,300       Skillsoft Plc*                                830,382
                                                             -----------
                                                             $ 3,490,983
                                                             -----------
                   IT Consulting & Other Services - 2.9%
      19,300       Forrester Research, Inc.*(b)              $   544,453
      37,600       Gartner Group, Inc.*                          670,408
     167,400       Sapient Corp.*                                743,256
     117,200       Satyam Computer Services, Ltd.*             1,059,488
                                                             -----------
                                                             $ 3,017,605
                                                             -----------
                   Systems Software - 1.8%
      13,700       Quality Systems, Inc. (b)                 $   597,594
     100,800       Red Hat, Inc.*                              1,332,575
                                                             $ 1,930,169
                                                             -----------
                   Total Software & Services                 $16,019,437
                                                             -----------
                   Technology Hardware & Equipment - 3.3%
                   Communications Equipment - 1.0%
      46,200       F5 Networks, Inc.*                        $ 1,056,132
                                                             -----------

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
              Computer Hardware - 0.9%
  61,800      Teradata Corp.*                         $    916,494
                                                      ------------
              Electronic Components - 0.7%
  41,900      Digital Theater Systems, Inc.*(b)       $    768,865
                                                      ------------
              Electronic Equipment & Instruments - 0.7%
 114,300      L-1 Identity Solutions, Inc.*           $    770,382
                                                      ------------
              Total Technology
              Hardware & Equipment                    $  3,511,873
                                                      ------------
              Semiconductors - 4.3%
              Semiconductor Equipment - 2.4%
  53,600      MEMC Electronic Materials, Inc.*        $    765,408
 142,300      Teradyne, Inc.*                              600,506
 103,500      Tessera Technologies, Inc.*                1,229,580
                                                      ------------
                                                      $  2,595,494
                                                      ------------
              Semiconductors - 1.9%
  50,700      Actel Corp.*                            $    594,204
 120,200      Maxim Integrated Products, Inc.            1,372,684
                                                      $  1,966,888
                                                      ------------
              Total Semiconductors                    $  4,562,382
                                                      ------------
              Utilities - 1.9%
              Electric Utilities - 0.6%
  15,300      ITC Holdings Corp.                      $    668,304
                                                      ------------
              Independent Power Producer &
              Energy Traders - 1.3%
  82,400      Calpine Corp.*                          $    599,872
  23,800      Ormat Technologies, Inc. (b)                 758,506
                                                      $  1,358,378
                                                      ------------
              Total Utilities                         $  2,026,682
                                                      ------------
              TOTAL COMMON STOCKS
              (Cost $107,402,902)                     $101,725,888
                                                      ------------
              EXCHANGE TRADED FUNDS - 1.5%
              Diversified Financials - 1.5%
              Diversified Financial Services - 1.5%
  20,800      iShares Russell 2000 Growth Exchange
              Traded Fund                             $  1,057,888
  16,500      iShares Russell Micro Exchange
              Traded Fund                                  525,525
                                                      ------------
                                                      $  1,583,413
                                                      ------------
              Total Diversified Financials            $  1,583,413
                                                      ------------
              TOTAL EXCHANGE TRADED FUNDS
              (Cost $1,554,519)                       $  1,583,413
                                                      ------------

Principal
   Amount                                                      Value
               TEMPORARY CASH INVESTMENTS - 19.5%
               Securities Lending Collateral - 19.5% (c)
               Certificates of Deposit:
$ 476,559      Abbey National Plc, 3.15%, 8/13/09       $    476,559
  476,494      Bank of Nova Scotia, 3.21%, 5/5/09            476,494
  761,578      Bank of Scotland NY, 2.92%, 6/5/09            761,578
  857,807      Barclays Bank, 1.5%, 5/27/09                  857,807
  151,516      Calyon NY, 4.62%, 1/16/09                     151,516
  953,118      CBA, 4.87%, 7/16/09                           953,118
  857,807      DNB NOR Bank ASA NY, 3.04%, 6/5/09            857,807
  873,056      Intesa SanPaolo S.p.A., 1.44%, 5/22/09        873,056
   55,206      NORDEA NY, 4.13%, 4/9/09                       55,206
  714,839      Royal Bank of Canada NY, 2.7%, 8/7/09         714,839
  476,559      Royal Bank of Scotland, 3.06%, 3/5/09         476,559
   95,268      Skandinavian Enskilda Bank NY, 3.06%,
               2/13/09                                        95,268
  953,118      Societe Generale, 3.29%, 9/4/09               953,118
  857,807      Svenska Bank NY, 4.61%, 7/8/09                857,807
  953,118      U.S. Bank NA, 2.25%, 8/24/09                  953,118
                                                        ------------
                                                        $  9,513,850
                                                        ------------
               Commercial Paper:
   90,822      BBVA U.S., 2.83%, 3/12/09                $     90,822
  953,118      Monumental Global Funding, Ltd., 2.5%,
               8/17/09                                       953,118
  476,559      CME Group, Inc., 2.9%, 8/6/09                 476,559
  476,509      General Electric Capital Corp., 2.86%,
               3/16/09                                       476,509
  935,962      American Honda Finance Corp., 4.95%,
               7/14/09                                       935,962
  953,118      HSBC Bank, Inc., 2.5%, 8/14/09                953,118
  476,559      IBM, 2.39%, 9/25/09                           476,559
  857,807      Met Life Global Funding, 3.19%,
               6/12/09                                       857,807
  857,807      New York Life Global, 2.13%, 9/4/09           857,807
  810,151      Westpac Banking Corp., 2.34%, 6/1/09          810,151
                                                        ------------
                                                        $  6,888,412
                                                        ------------
               Tri-party Repurchase Agreements:
2,096,861      Deutsche Bank, 0.25%, 1/2/09             $  2,096,861
  161,916      Barclays Capital Markets, 0.5%, 1/2/09        161,916
                                                        ------------
                                                        $  2,258,776
                                                        ------------
               Time Deposit:
  953,118      BNP Paribas, 0.01%, 1/2/09               $    953,118
                                                        ------------
               Money Market Mutual Funds:
  238,280      Columbia Government Reserves Fund        $    238,280
  714,839      JP Morgan, U.S. Government Money
               Market Fund                                   714,839
                                                        ------------
                                                        $    953,118
                                                        ------------
               Total Securities Lending Collateral      $ 20,567,275
                                                        ------------

8   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Value
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $20,567,275)            $ 20,567,275
                              ------------
TOTAL INVESTMENT IN
SECURITIES - 117.2%
(Cost $129,524,696)(a)        $123,876,576
                              ------------
OTHER ASSETS
AND LIABILITIES - (17.2)%     $(18,210,719)
                              ------------
TOTAL NET ASSETS - 100.0%     $105,665,857
                              ============

*    Non-income producing security.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $131,201,015 was as follows:

     Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost            $ 8,082,946

     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value            (15,407,385)
                                                                   -----------

     Net unrealized loss                                           $(7,324,439)
                                                                   ===========

(b)  At December 31, 2008, the following securities were out on loan:

   Shares      Description                                   Value
   40,300      Abiomed, Inc. *                         $   661,726
   30,100      Advanced Magnetics, Inc. *                1,079,085
   11,000      Agnico Eagle Mines, Ltd.                    564,630
    5,000      Alliant Techsystems, Inc. *                 428,800
   16,000      Almost Family, Inc. *                       719,680
   15,300      American Commercial Lines, Inc. *            74,970
   10,000      American Italian Pasta Co. *                223,400
   27,000      Bally Technologies, Inc. *                  648,810
   36,600      BioMarin Pharmaceutical, Inc. *             651,480
    6,900      Boston Beer Co. *                           195,960
    3,000      Cardiome Pharma Corp. *                      13,650
   35,400      Carrizo Oil & Gas, Inc. *                   569,940
    4,200      Comstock Resources, Inc. *                  198,450
   63,000      Cubist Pharmaceuticals, Inc. *            1,522,080
   26,000      DexCom, Inc. *                               71,760
   35,000      Digital Theater Systems, Inc. *             642,250
  110,900      Exterran Holdings, Inc. *                 2,362,170
   10,000      Forrester Research, Inc. *                  282,100
   20,500      Gymboree Corp. *                            534,845
   35,000      IDEXX Laboratories, Inc. *                1,262,800
  111,000      Insulet Corp. *                             856,920
    4,000      Leapfrog Enterprises, Inc. *                 14,000
    4,000      Masimo Corp. *                              119,320
    6,100      Myriad Genetics, Inc. *                     404,186
   13,100      NuVasive, Inc. *                            453,915
   29,800      Omrix Biopharmaceuticals, Inc.**            744,702
   22,300      Ormat Technologies, Inc.                    710,701
    6,000      Otter Tail Corp.                            139,980
    2,000      Priceline.com, Inc. *                       147,300
   11,000      Quality Systems, Inc.                       479,820
    5,000      Rollins, Inc.                                90,400
   37,600      The Ultimate Software Group, Inc. *         548,960
   67,000      TIBCO Software, Inc. *                      347,730
   11,000      Titanium Metals Corp.                        96,910
  100,000      ViroPharma, Inc. *                        1,302,000
   22,000      Waste Connections, Inc. *                   694,540
   22,900      Wright Medical Group, Inc. *                467,847
                                                       -----------
               Total                                   $20,327,817
                                                       ===========

**   Pending sale at 12/31/08.

(c)  Security lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $344,135,214 and $373,526,309, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------------------------
Level 1 - Quoted Prices                           $103,309,301
Level 2 - Other Significant Observable Inputs       20,567,275
Level 3 - Significant Unobservable Inputs                    -
                                                  ------------
Total                                             $123,876,576
                                                  ============

  The accompanying notes are an integral part of these financial statements.   9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year End        Year End
Class I                                                          12/31/08        12/31/07
Net asset value, beginning of period                             $  22.44         $ 26.79
                                                                 --------         -------
Increase (decrease) from investment operations:
 Net investment loss                                            $   (0.00)(b)     $ (0.07)
 Net realized and unrealized gain (loss) on investments             (7.40)          (0.53)
                                                                ---------         -------
  Net increase (decrease) from investment operations            $   (7.40)        $ (0.60)
Distributions to shareowners:
 Net realized gain                                                  (1.80)          (3.75)
                                                                ---------         -------
Net increase (decrease) in net asset value                      $   (9.20)        $ (4.35)
                                                                ---------         -------
Net asset value, end of period                                  $   13.24         $ 22.44
                                                                ---------         -------
Total return*                                                      (35.49)%         (3.86)%
Ratio of net expenses to average net assets+                         0.85%           0.81%
Ratio of net investment loss to average net assets+                 (0.04)%         (0.25)%
Portfolio turnover rate                                               231%            119%
Net assets, end of period (in thousands)                        $ 105,666         $204,629
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.91%           0.81%
 Net investment loss                                                (0.10)%         (0.25)%

                                                                Year End      Year End      Year End
Class I                                                         12/31/06      12/31/05    12/31/04 (a)
Net asset value, beginning of period                            $ 25.37       $ 23.78       $ 19.44
                                                                -------       -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.01)      $ (0.01)      $ (0.01)
 Net realized and unrealized gain (loss) on investments            1.43          1.60          4.35
                                                                -------       -------       -------
  Net increase (decrease) from investment operations            $  1.42       $  1.59       $  4.34
Distributions to shareowners:
 Net realized gain                                                   --            --            --
                                                                -------       -------       -------
Net increase (decrease) in net asset value                      $  1.42       $  1.59       $  4.34
                                                                -------       -------       -------
Net asset value, end of period                                  $ 26.79       $ 25.37       $ 23.78
                                                                -------       -------       -------
Total return*                                                      5.60%         6.69%        22.33%
Ratio of net expenses to average net assets+                       0.79%         0.79%         0.81%
Ratio of net investment loss to average net assets+               (0.05)%       (0.02)%       (0.06)%
Portfolio turnover rate                                             105%           75%           19%
Net assets, end of period (in thousands)                       $276,947      $323,945      $383,468
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.82%         0.80%         0.81%
 Net investment loss                                              (0.08)%       (0.03)%       (0.06)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(a) Effective August 2, 2004, PIM became the sub-adviser of the Fund and subsequently became the adviser on December 10, 2004.
(b)  Amount rounds to less than one cent per share.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $20,327,817) (cost $129,524,696)    $ 123,876,576
 Cash                                                                                             1,891,271
 Receivables -
  Investment securities sold                                                                      1,307,376
  Portfolio shares sold                                                                              40,233
  Dividends and interest                                                                             16,826
  Due from Pioneer Investment Management, Inc.                                                       50,228
                                                                                              -------------
   Total assets                                                                               $ 127,182,510
                                                                                              -------------
LIABILITIES:
 Payables -
  Investment securities purchased                                                             $     792,589
  Portfolio shares repurchased                                                                       64,434
  Upon return of securities loaned                                                               20,567,275
 Due to affiliates                                                                                    2,330
 Accrued expenses                                                                                    90,025
                                                                                              -------------
   Total liabilities                                                                          $  21,516,653
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 162,644,969
 Accumulated net realized loss on investments                                                   (51,330,992)
 Net unrealized loss on investments                                                              (5,648,120)
                                                                                              -------------
   Total net assets                                                                           $ 105,665,857
                                                                                              -------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $105,665,857/7,978,393 shares)                                             $       13.24
                                                                                              -------------

 The accompanying notes are an integral part of these financial statements.   11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                                                  $  690,791
 Interest                                                                                      141,526
 Income from securities loaned, net                                                            404,696
                                                                                            ----------
    Total investment income                                                                                $   1,237,013
                                                                                                           -------------
EXPENSES:
 Management fees                                                                            $1,132,613
 Transfer agent fees                                                                             1,504
 Administrative fees                                                                            45,903
 Custodian fees                                                                                 90,452
 Professional fees                                                                              53,125
 Printing expense                                                                               28,016
 Fees and expenses of nonaffiliated trustees                                                     6,737
 Miscellaneous                                                                                  26,658
                                                                                            ----------
    Total expenses                                                                                         $   1,385,008
    Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                   (84,474)
                                                                                                           -------------
    Net expenses                                                                                           $   1,300,534
                                                                                                           -------------
     Net investment loss                                                                                   $     (63,521)
                                                                                                           -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                                                          $ (51,167,020)
                                                                                                           -------------
 Change in net unrealized loss on investments                                                              $ (14,003,561)
                                                                                                           -------------
 Net loss on investments                                                                                   $ (65,170,581)
                                                                                                           -------------
 Net decrease in net assets resulting from operations                                                      $ (65,234,102)
                                                                                                           =============

12  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                Year Ended         Year Ended
                                                                                 12/31/08           12/31/07
FROM OPERATIONS:
Net investment loss                                                           $     (63,521)     $    (632,805)
Net realized gain (loss) on investments                                         (51,167,020)        18,397,160
Change in net unrealized loss on investments                                    (14,003,561)       (24,194,241)
                                                                              -------------      -------------
  Net decrease in net assets resulting from operations                        $ (65,234,102)     $  (6,429,886)
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class I ($1.80 and $3.75 per share, respectively)                           $ (14,795,360)     $ (34,465,790)
                                                                              -------------      -------------
    Total distributions to shareowners                                        $ (14,795,360)     $ (34,465,790)
                                                                              -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $   8,384,289      $  11,103,410
Reinvestment of distributions                                                    14,795,360         34,465,317
Cost of shares repurchased                                                      (42,113,113)       (76,991,199)
                                                                              -------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (18,933,464)     $ (31,422,472)
                                                                              -------------      -------------
  Net decrease in net assets                                                  $ (98,962,926)     $ (72,318,148)
NET ASSETS:
Beginning of year                                                               204,628,783        276,946,931
                                                                              -------------      -------------
End of year                                                                   $ 105,665,857      $ 204,628,783
                                                                              -------------      -------------

                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
CLASS I
Shares sold                             475,761      $   8,384,289           436,051      $  11,103,410
Reinvestment of distributions           769,001         14,795,360         1,359,578         34,465,317
Less shares repurchased              (2,384,264)       (42,113,113)       (3,013,945)       (76,991,199)
                                     ----------      -------------        ----------      -------------
  Net decrease                       (1,139,502)     $ (18,933,464)       (1,218,316)     $ (31,422,472)
                                     ==========      =============        ==========      =============

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     At December 31, 2008, the Portfolio had a net capital loss carryforward of $36,028,000, which will expire in 2016 if not utilized.

     The Portfolio has elected to defer approximately $13,646,856 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

     At December 31, 2008, the Portfolio has reclassified $76,957 to decrease paid in capital, $63,521 to decrease accumulated net investment loss and $13,436 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------

                                       2008              2007
                                -----------------   --------------
Distributions paid from:
Long-term capital gain         $ 14,795,360        $34,465,790
                               ------------        -----------
 Total distributions           $ 14,795,360        $34,465,790
                               ============        ===========
Distributable Earnings:
Capital loss carryforward      $(36,028,000)
Post-October loss deferred      (13,626,673)
Unrealized depreciation          (7,324,439)
                               ------------
 Total                         $(56,979,112)
                               ============

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C.   Futures Contracts
     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts (variation margin) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2008, the Portfolio had no open futures contracts.

D.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E.   Forward Foreign Currency Contracts
     The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                               (continued)
--------------------------------------------------------------------------------

     transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

F.   Portfolio Shares
     The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit) $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Effective May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2010.

Prior to May 1, 2007, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,162 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $168 in transfer agent fees payable to PIMSS at December 31, 2008.

4.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer Growth Opportunities VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                Trustees and Officers
Pioneer Investment Management, Inc.               The Board of Trustees provides broad supervision over the Portfolio's affairs.
                                                  The officers of the Trust are responsible for the Trust's operations. The
Custodian                                         Trustees and officers are listed below, together with their principal
Brown Brothers Harriman & Co.                     occupations during the past five years. Trustees who are interested persons of the Trust within the  meaning of the 1940 Act are referred to as Interested
Independent Registered Public Accounting Firm     Trustees. Trustees who are not interested persons of the Trust are referred to
Ernst & Young LLP                                 as Independent Trustees. Each of the Trustees serves as a Trustee of each of the
                                                  76 U.S. registered investment portfolios for which Pioneer serves as investment
Principal Underwriter                             adviser (the "Pioneer Funds"). The address for all Trustees and all officers of
Pioneer Funds Distributor, Inc.                   the Trust is 60 State Street, Boston, Massachusetts 02109.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004-2007);
                           Partner, Federal City Capital Advisors (boutique
                           merchant bank) (1997 to 2004 and 2008 - present); and
                           Executive Vice President and Chief Financial Officer,
                           Pedestal Inc. (internet-based mortgage trading
                           company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
--------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
--------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
--------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York
                           (financial and securities services) (1986 - 2004)
--------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
--------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
--------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services (credit card
                           issuer and electronic payment services); Director of
                           Briggs & Stratton Co. (engine manufacturer); Director
                           of UAL Corporation (airline holding company);
                           Director of Mantech International Corporation
                           (national security, defense, and intelligence
                           technology firm); and Member, Board of Governors,
                           Investment Company Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
--------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since
                             September 2003; Vice President and Senior Counsel
                             of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice
                             President, CDC IXIS Asset Management Services from
                             2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President
                             and Compliance Officer, MFS Investment Management
                             (August 2005 to December 2006); Consultant,
                             Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18655-03-0209

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer High Yield VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          20
  Notes to Financial Statements                 25
  Report of Independent Registered Public
    Accounting Firm                             29
  Trustees, Officers and Service Providers      31

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                 64.1%
U.S. Common Stocks                                   11.8%
Convertible Corporate Bonds                           9.8%
Convertible Preferred Stocks                          6.0%
Temporary Cash Investment                             4.9%
Senior Floating Rate Loan Interests                   3.1%
Collateralized Mortgage Obligations                   0.2%
Other                                                 0.1%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                             24.7%
1-3 years                                            10.6%
3-4 years                                            27.9%
4-6 years                                            30.6%
6-8 years                                             2.3%
8+ years                                              3.9%

Five Largest Holdings
(As a percentage of long-term holdings)*

  1.   DRS Technologies, Inc.,
       6.875%, 11/1/13                                3.51%
  2.   Wesco Distribution, Inc., 7.5%,
       10/15/17                                       3.34
  3.   Esterline Technology, 7.75%,
       6/15/13                                        2.76
  4.   BF Saul Real Estate Investment
       Trust, 7.5%, 3/1/14                            2.09
  5.   Crown Cork and Seal Co., Inc.,
       7.375%, 12/15/26                               2.01

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value Per Share                  12/31/08          12/31/07
  Class I                                   $ 6.46           $ 11.05
  Class II                                  $ 6.45           $ 11.04

                            Net
Distributions Per Share     Investment     Short-Term        Long-Term
1/1/08 - 12/31/08           Income         Capital Gains     Capital Gains
  Class I                   $ 0.6749       $ 0.1251          $ 0.1000
  Class II                  $ 0.6549       $ 0.1251          $ 0.1000

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer High Yield  Pioneer High Yield
          VCT Portfolio,      VCT Portfolio,      ML High Yield       ML Convertible Bonds
          Class I             Class II            Master II Index     (Speculative Quality) Index

5/00             10,000              10,000              10,000            10,000
                 10,623              10,608               9,769             8,424
12/01            12,387              12,410              10,206             7,883
                 12,211              12,114              10,013             7,747
12/03            16,215              16,054              12,831            10,535
                 17,517              17,300              14,226            11,867
12/05            17,859              17,594              14,612            11,485
                 19,379              19,045              16,335            13,454
12/07            20,532              20,110              16,693            13,661
12/08            13,258              12,944              12,288             7,808

Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)
--------------------------------------------------------------------------------

                                                          Class I       Class II
Life-of-Class (5/1/00)                                     3.07%         2.78%
5 Years                                                    -3.95%        -4.21%
1 Year                                                    -35.43%       -35.63%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
------------------------------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/08               $   658.81       $   656.97
Expenses Paid During Period*                   $     3.46       $     4.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/08               $ 1,020.96       $ 1,019.71
Expenses Paid During Period*                   $     4.22       $     5.48

* Expenses are equal to the Portfolio's annualized expense ratio of 0.83% and 1.08% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

Volatility in the capital markets, a credit squeeze and weakness in the U.S. economy caused high-yield bonds to struggle significantly during 2008. In the following interview, portfolio managers Tracy Wright and Andrew Feltus discuss the high-yield market and review the Portfolio's performance during the 12-month period ended December 31, 2008.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2008?
A: For the year ended December 31, 2008, the Pioneer High Yield VCT Portfolio's Class I shares had a total return at net asset value of -35.43%, while
    Class II shares returned -35.63%. By comparison, the Merrill Lynch High Yield Master II Index returned -26.39% and the Merrill Lynch Index of Convertible Bonds (Speculative Quality) returned -42.85% over the same 12-month period. In addition, the average return of the 103 variable portfolios in Lipper's High Current Yield category over the same 12-month period was -26.93%.

Q: What was the investment environment like for high-yield bonds during the past year?
A: It was poor. The market for high-yield bonds deteriorated for most of the year amid fears that the global economy was entering a recession and that lending activity would freeze up entirely. While high-yield bonds struggled in the early months of 2008, market conditions hit their nadir following the September bankruptcy filing of prominent investment bank Lehman Brothers, when virtually all institutions became hesitant to lend money. In fact, September, October and November were the worst three months on record for high-yield bond performance. The U.S. government, after allowing Lehman Brothers to go under, intervened aggressively to rescue other financial institutions. The Federal Reserve Board (the Fed) slashed interest rates, bringing the target Federal funds rate effectively to zero by the end of the year, and the Treasury Department took other steps to shore up staggering financial corporations. Congress then passed a giant $700 billion rescue package that was labeled the Troubled Asset Relief Program (TARP). While TARP was originally designed to buy distressed debt securities, the Treasury Department eventually also used it to directly inject capital into financial institutions by acquiring equity. Late in the year, the TARP money also started being used to prop up the troubled automotive industry.

    Amid a cascading series of events that included the collapse or near-collapse of major financial institutions at home and abroad, fixed-income investors attempted to avoid credit risk whenever possible. U.S. Treasury yields fell and their prices rose as investors at times appeared willing to accept no return if they could gain the safety of the government guarantee. As high-yield corporate bonds fell in value, the yield spreads between high-yield securities and Treasuries widened substantially. Default rates on high-yield bonds rose to about 4% at year end. High-yield spreads of almost 2200 basis points during December implied a potential default rate of 20%.

Q: Why did the Portfolio underperform the Merrill Lynch High Yield Master II Index and the Lipper category average?
A: The Portfolio's relative performance was negatively affected primarily by our strategy of investing across a company's capital structure. We try to invest optimally in the best companies by holding high-yield bonds, floating-rate loans, equity holdings and equity-linked exposures -- including convertible preferred stock and convertible bonds. The Portfolio's underperformance of the Merrill Lynch High Yield Master II Index and its Lipper peer group average was due to our allocation to equities, equity-linked convertible securities, and bank loans, all of which lagged high-yield bonds during the period. It was particularly surprising that bank loans and convertibles posted worse returns than high yield, despite their higher-quality status and, for bank loans, their superior position in the capital

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

    structure. Both asset classes suffered a dislocation as hedge fund redemptions forced selling, often indiscriminately. Banks pulled credit lines and the SEC banned short selling of financials in September, both reducing the attractiveness of the convertible arbitrage strategy employed by many hedge funds and leading to further liquidation of convertible securities.

    On the plus side, the Portfolio's performance was helped by our bias toward higher-quality issues within the high-yield universe -- which declined less than lower-quality bonds -- and by overweights in health care and aerospace/defense.

Q: Which Portfolio holdings detracted the most from relative performance during the 12-month period ended December 31, 2008? Which holdings contributed?
A: Bonds issued by Forest City Enterprises, a real estate operating company, underperformed due to weakness in the real estate sector. Nova Chemical, in which the Portfolio held bonds, also detracted as the company struggled with high raw materials prices and weak demand. Convertible preferred stock holdings of metal company Freeport McMoRan declined due to weakness in copper pricing. Preferred shares of banking firm Washington Mutual, which declared bankruptcy in September, also hurt performance. Lastly, the stock of electric utility NRG Energy dampened returns because of weak commodity prices, although its share price rebounded somewhat in the fourth quarter due to an announced takeover of the company.

    Contributions to the Portfolio's relative performance during the 12-month period came from bonds issued by defense and aerospace company DRS Technologies, which held up better than the overall market, as it was announced that the company would be taken over. The stock of Esco Technology, a utility meter manufacturer, outperformed as the company posted better-than-expected order trends as utilities looked for ways to manage demand. Equity holdings of Thoratec, a medical device company, contributed after the firm received approval for its new heart device. Lastly, the convertible bonds of Lifepoint Hospitals benefited from a rebound in the convertibles market late in the year.

Q:  What is your outlook?
A: As equities continue to trade within a range, we believe that high-yield bonds offer considerable value. High-yield bond spreads remain wide and bond prices are still low. The valuation levels reflect the anticipation of a significant increase in defaults. The 2008 default rate is in the 4.4% (6.2% of par value), and we anticipate that it will rise to 8% or 10% by the end of 2009, and if the Big 3 automakers do not survive, we expect a higher number. By our calculations, we believe that bonds at current yields in our market would outperform Treasuries even with a default rate of nearly 20%, which is much higher than our worst case scenario. The all-time default rate is just above 15%, which was achieved during the Great Depression in the 1930s; there also was a high 13% default rate achieved in 1991. The Portfolio itself is designed to avoid defaults, and we anticipate maintaining a relatively low-risk, more conservative profile by emphasizing higher-quality issues within the high-yield universe. We believe that the convertible securities market offers significant value, having been, in our opinion, oversold due to technical rather than fundamental factors. In fact, certain convertible bonds have been trading at dramatic discounts and higher yields than their straight-debt equivalents, often enabling us to receive the equity opionality of the convert for free.

    Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
   Principal   Rate (c)        Ratings
  Amount ($)   (unaudited)     (unaudited)                                                                   Value
                                               CONVERTIBLE CORPORATE BONDS - 8.7%
                                               Energy - 0.7%
                                               Coal & Consumable Fuels - 0.2%
   230,000                     BB-/NR          Massey Energy Co., 3.25%, 8/1/15                        $   124,775
                                                                                                       -----------
                                               Oil & Gas Drilling - 0.4%
   625,000                     NR/NR           Hercules Offshore, 3.375%, 6/1/38                       $   285,938
                                                                                                       -----------
                                               Oil & Gas Refining & Marketing - 0.1%
   410,000                     NR/NR           Verenium Corp., 5.5%, 4/1/27 (144A)                     $    96,350
                                                                                                       -----------
                                               Total Energy                                            $   507,063
                                                                                                       -----------
                                               Capital Goods - 1.5%
                                               Construction & Farm Machinery & Heavy Trucks - 0.1%
   250,000                     B-/B3           Greenbrier Co., Inc., 2.375%, 5/15/26                   $    99,063
                                                                                                       -----------
                                               Electrical Component & Equipment - 0.5%
   745,000                     BB+/Ba1         Roper Industries, Inc., 1.4813%, 1/15/34                $   399,506
                                                                                                       -----------
                                               Trading Companies & Distributors - 0.9%
 1,230,000                     B/NR            Wesco Distribution, Inc., 1.75%, 11/15/26               $   678,038
                                                                                                       -----------
                                               Total Capital Goods                                     $ 1,176,607
                                                                                                       -----------
                                               Transportation - 0.4%
                                               Marine - 0.4%
   590,000                     B-/Caa1         Horizon Lines, 4.25%, 8/15/12                           $   302,375
                                                                                                       -----------
                                               Total Transportation                                    $   302,375
                                                                                                       -----------
                                               Consumer Services - 0.6%
                                               Casinos & Gaming - 0.6%
   495,000                     B+/B1           Shuffle Master, 1.25%, 4/15/24                          $   443,025
                                                                                                       -----------
                                               Total Consumer Services                                 $   443,025
                                                                                                       -----------
                                               Media - 1.4%
                                               Advertising - 1.4%
 1,665,000                     B+/Ba3          Interpublic Group Cos., 4.25%, 3/15/23 (144A)           $ 1,080,167
                                                                                                       -----------
                                               Total Media                                             $ 1,080,167
                                                                                                       -----------
                                               Retailing - 0.8%
                                               Automotive Retail - 0.8%
   750,000                     B-/B2           Sonic Automotive, Inc., 5.25%, 5/7/09                   $   637,500
                                                                                                       -----------
                                               Total Retailing                                         $   637,500
                                                                                                       -----------
                                               Health Care Equipment & Services - 1.4%
                                               Health Care Facilities - 0.5%
   250,000                     B/B1            LifePoint Hospitals, Inc., 3.25%, 8/15/25               $   179,688
   325,000                     B/NR            LifePoint Hospitals, Inc., 3.5%, 5/15/14                    219,781
                                                                                                       -----------
                                                                                                       $   399,469
                                                                                                       -----------
                                               Health Care Services - 0.9%
 1,150,000                     B+/B3           Omnicare, Inc., 3.25%, 12/15/35                         $   645,438
                                                                                                       -----------
                                               Health Care Supplies - 0.0%
    35,000                     B-/NR           Inverness Medical Innovation, 3.0%, 5/15/16 (144A)      $    22,050
                                                                                                       -----------
                                               Total Health Care Equipment & Services                  $ 1,066,957
                                                                                                       -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                  Value
                                               Pharmaceuticals & Biotechnology - 0.7%
                                               Biotechnology - 0.7%
   590,000                     NR/NR           Epix Medical, Inc., 3.0%, 6/15/24                      $   179,950
   635,000                     NR/NR           Mannkind Corp., 3.75%, 12/15/13                            338,931
                                                                                                      -----------
                                                                                                      $   518,881
                                                                                                      -----------
                                               Total Pharmaceuticals & Biotechnology                  $   518,881
                                                                                                      -----------
                                               Real Estate - 0.5%
                                               Office Real Estate Investment Trusts - 0.4%
   500,000                     NR/NR           Alexandria Real, 3.7%, 1/15/27 (144A)                  $   338,125
                                                                                                      -----------
                                               Retail Real Estate Investment Trusts - 0.1%
 1,340,000                     NR/NR           General Growth Properties, 3.98%, 4/15/27 (144A)       $   102,175
                                                                                                      -----------
                                               Total Real Estate                                      $   440,300
                                                                                                      -----------
                                               Technology Hardware & Equipment - 0.7%
                                               Communications Equipment - 0.1%
   600,000                     B-/Caa2         Nortel Networks, 2.125%, 4/15/14                       $    84,000
                                                                                                      -----------
                                               Electronic Equipment & Instruments - 0.4%
   500,000                     NR/NR           Newport Corp., 2.5%, 2/15/12 (144A)                    $   292,500
                                                                                                      -----------
                                               Technology Distributors - 0.2%
    40,000                     BB-/NR          Anixter International, Inc., 1.0%, 2/15/13             $    24,950
   250,000                     BB-/NR          Anixter International, Inc., 1.0%, 2/15/13 (144A)          155,938
                                                                                                      -----------
                                                                                                      $   180,888
                                                                                                      -----------
                                               Total Technology Hardware & Equipment                  $   557,388
                                                                                                      -----------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $11,801,871)                                     $ 6,730,263
                                                                                                      -----------
                                               CONVERTIBLE PREFERRED STOCKS - 5.3%
                                               Energy - 0.4%
                                               Oil & Gas Exploration & Production - 0.4%
    12,270                                     Petroquest Energy, 6.875%, 12/31/49                    $   301,597
                                                                                                      -----------
                                               Total Energy                                           $   301,597
                                                                                                      -----------
                                               Materials - 1.0%
                                               Diversified Metals & Mining - 1.0%
       965                                     Freeport-McMoRan Copper & Gold, 5.5%, 12/31/49         $   599,506
     4,000                                     Freeport-McMoRan Copper & Gold, 6.75%, 5/1/10*             185,400
                                                                                                      -----------
                                                                                                      $   784,906
                                                                                                      -----------
                                               Total Materials                                        $   784,906
                                                                                                      -----------
                                               Capital Goods - 0.3%
                                               Electrical Component & Equipment - 0.3%
     2,000                                     General Cable Corp., 5.75%, 11/24/13                   $   247,250
                                                                                                      -----------
                                               Total Capital Goods                                    $   247,250
                                                                                                      -----------
                                               Health Care Equipment & Services - 0.4%
                                               Health Care Supplies - 0.4%
     2,481                                     Inverness Medica Corp., 3.0%, 12/31/49*                $   303,898
                                                                                                      -----------
                                               Total Health Care Equipment & Services                 $   303,898
                                                                                                      -----------


  The accompanying notes are an integral part of these financial statements.  7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                  Value
                                               Banks - 0.3%
                                               Thrifts & Mortgage Finance - 0.3%
    14,000                                     Sovereign Cap Trust IV, 4.375%, 3/1/34                 $   265,125
                                                                                                      -----------
                                               Total Banks                                            $   265,125
                                                                                                      -----------
                                               Diversified Financials - 0.8%
                                               Asset Management & Custody Banks - 0.2%
     5,000                                     Legg Mason, Inc., 7.0%, 6/30/11                        $   110,000
                                                                                                      -----------
                                               Diversified Financial Services - 0.6%
       700                                     Bank of America Corp., 7.25%, 12/31/49                 $   455,000
                                                                                                      -----------
                                               Total Diversified Financials                           $   565,000
                                                                                                      -----------
                                               Insurance - 0.5%
                                               Life & Health Insurance - 0.5%
    34,000                                     Delphi Financial Group, 7.376%, 5/15/37                $   409,700
                                                                                                      -----------
                                               Total Insurance                                        $   409,700
                                                                                                      -----------
                                               Real Estate - 0.9%
                                               Real Estate Operating Companies - 0.9%
    75,000                                     Forest City Enterprises, 7.375%, 2/1/34                $   716,250
                                                                                                      -----------
                                               Total Real Estate                                      $   716,250
                                                                                                      -----------
                                               Utilities - 0.7%
                                               Multi-Utilities - 0.7%
    10,000                                     CMS Energy Corp., 4.5%, 12/31/49                       $   528,125
                                                                                                      -----------
                                               Total Utilities                                        $   528,125
                                                                                                      -----------
                                               TOTAL CONVERTIBLE PREFERRED STOCKS
                                               (Cost $8,124,223)                                      $ 4,121,851
                                                                                                      -----------

  Shares
                                               COMMON STOCKS - 10.4%
                                               Energy - 0.4%
                                               Integrated Oil & Gas - 0.3%
   7,500                                       Marathon Oil Corp.                                     $   205,200
                                                                                                      -----------
                                               Oil & Gas Exploration & Production - 0.1%
   7,125                                       Sandridge Energy, Inc.*                                $    43,819
                                                                                                      -----------
                                               Total Energy                                           $   249,019
                                                                                                      -----------
                                               Materials - 0.7%
                                               Construction Materials - 0.3%
   7,312                                       Texas Industries, Inc. (b)                             $   252,264
                                                                                                      -----------
                                               Diversified Metals & Mining - 0.3%
  88,500                                       Polyment Mining Corp.*                                 $    59,295
  13,700                                       Titanium Metals Corp.                                      120,697
                                                                                                      -----------
                                                                                                      $   179,992
                                                                                                      -----------
                                               Gold - 0.1%
   1,600                                       Barrick Gold Corp. (b)                                 $    58,832
                                                                                                      -----------
                                               Total Materials                                        $   491,088
                                                                                                      -----------
                                               Capital Goods - 2.1%
                                               Aerospace & Defense - 0.2%
  23,100                                       Be Aerospace, Inc.*                                    $   177,639
                                                                                                      -----------


8  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (c)        Ratings
  Shares     (unaudited)     (unaudited)                                                                    Value
                                             Building Products - 0.3%
   6,752                                     Lennox International, Inc.                               $   218,022
                                                                                                      -----------
                                             Construction & Farm Machinery & Heavy Trucks - 0.0%
  32,100                                     Commercial Vehicle Group, Inc.*                          $    29,853
                                                                                                      -----------
                                             Electrical Component & Equipment - 0.6%
   9,500                                     Cooper Industries, Inc.                                  $   277,685
  10,800                                     General Cable Corp.*                                         191,052
                                                                                                      -----------
                                                                                                      $   468,737
                                                                                                      -----------
                                             Industrial Machinery - 1.0%
   9,636                                     ESCO Electronics Corp.*                                  $   394,594
   8,000                                     ITT Corp.                                                    367,920
                                                                                                      -----------
                                                                                                      $   762,514
                                                                                                      -----------
                                             Total Capital Goods                                      $ 1,656,765
                                                                                                      -----------
                                             Consumer Services - 0.9%
                                             Casinos & Gaming - 0.6%
  19,000                                     International Game Technology                            $   225,910
  15,400                                     Scientific Games Corp.*(b)                                   270,116
                                                                                                      -----------
                                                                                                      $   496,026
                                                                                                      -----------
                                             Specialized Consumer Services - 0.3%
  42,600                                     Service Corp. International                              $   211,722
                                                                                                      -----------
                                             Total Consumer Services                                  $   707,748
                                                                                                      -----------
                                             Media - 0.2%
                                             Movies & Entertainment - 0.0%
   4,613                                     Cinemark Holdings, Inc.                                  $    34,275
                                                                                                      -----------
                                             Publishing - 0.2%
   5,800                                     McGraw-Hill Co., Inc.                                    $   134,502
                                                                                                      -----------
                                             Total Media                                              $   168,777
                                                                                                      -----------
                                             Retailing - 0.2%
                                             Department Stores - 0.2%
   8,800                                     J.C. Penney Co., Inc.                                    $   173,360
                                                                                                      -----------
                                             Total Retailing                                          $   173,360
                                                                                                      -----------
                                             Health Care Equipment & Services - 0.6%
                                             Health Care Equipment - 0.1%
   2,808                                     Thoratec Corp.*                                          $    91,232
                                                                                                      -----------
                                             Health Care Supplies - 0.2%
   8,000                                     Inverness Medical Innovations, Inc.*(b)                  $   151,280
                                                                                                      -----------
                                             Managed Health Care - 0.3%
   6,200                                     CIGNA Corp.*                                             $   104,470
   4,600                                     United Healthcare Group, Inc.*                               122,360
                                                                                                      -----------
                                                                                                      $   226,830
                                                                                                      -----------
                                             Total Health Care Equipment & Services                   $   469,342
                                                                                                      -----------

 The accompanying notes are an integral part of these financial statements.  9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                             S&P/
             Floating        Moody's
             Rate (c)        Ratings
  Shares     (unaudited)     (unaudited)                                                                    Value
                                             Pharmaceuticals & Biotechnology - 1.5%
                                             Life Sciences Tools & Services - 1.5%
   6,515                                     Bio-Rad Laboratories, Inc.*                              $   490,645
  10,600                                     Thermo Fisher Scientific, Inc.*                              361,142
   8,100                                     Waters Corp.*                                                296,865
                                                                                                      -----------
                                                                                                      $ 1,148,652
                                                                                                      -----------
                                             Total Pharmaceuticals & Biotechnology                    $ 1,148,652
                                                                                                      -----------
                                             Real Estate - 0.8%
                                             Mortgage Real Estate Investment Trusts - 0.8%
  38,974                                     Annaly Capital Management, Inc.                          $   618,517
                                                                                                      -----------
                                             Total Real Estate                                        $   618,517
                                                                                                      -----------
                                             Technology Hardware & Equipment - 1.0%
                                             Communications Equipment - 0.2%
  10,460                                     CommScope, Inc.*                                         $   162,548
                                                                                                      -----------
                                             Electronic Equipment & Instruments - 0.6%
   7,592                                     Itron, Inc.*(b)                                          $   483,914
                                                                                                      -----------
                                             Electronic Manufacturing Services - 0.2%
   9,700                                     Tyco Electronics, Ltd.                                   $   157,237
                                                                                                      -----------
                                             Total Technology Hardware & Equipment                    $   803,699
                                                                                                      -----------
                                             Telecommunication Services - 0.4%
                                             Integrated Telecommunication Services - 0.4%
   6,389                                     General Communication, Inc.*                             $    51,687
  30,500                                     Windstream Corp.                                             280,600
                                                                                                      -----------
                                                                                                      $   332,287
                                                                                                      -----------
                                             Total Telecommunication Services                         $   332,287
                                                                                                      -----------
                                             Utilities - 1.6%
                                             Gas Utilities - 0.2%
   5,400                                     Questar Corp.                                            $   176,526
                                                                                                      -----------
                                             Independent Power Producer & Energy Traders - 1.0%
  33,400                                     NRG Energy, Inc.*(b)                                     $   779,222
                                                                                                      -----------
                                             Multi-Utilities - 0.4%
   2,800                                     Public Service Enterprise Group, Inc.                    $    81,676
   5,320                                     Sempra Energy                                                226,792
                                                                                                      -----------
                                                                                                      $   308,468
                                                                                                      -----------
                                             Total Utilities                                          $ 1,264,216
                                                                                                      -----------
                                             TOTAL COMMON STOCKS
                                             (Cost $11,583,203)                                       $ 8,083,470
                                                                                                      -----------


10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (c)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                                    Value
                                         ASSET BACKED SECURITIES - 0.0%
                                         Diversified Financials - 0.0%
                                         Diversified Financial Services - 0.0%
    80,000   0.92          AAA/Aaa       Bear Stearns Asset Backed Securities, Inc., Floating Rate Note, 1/25/47    $    23,714
                                                                                                                    -----------
                                         Total Diversified Financials                                               $    23,714
                                                                                                                    -----------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $34,214)                                                             $    23,714
                                                                                                                    -----------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
                                         Banks - 0.2%
                                         Thrifts & Mortgage Finance - 0.2%
   450,000                 BB/Ba2        T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                 $   135,000
                                                                                                                    -----------
                                         Total Banks                                                                $   135,000
                                                                                                                    -----------
                                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                         (Cost $453,953)                                                            $   135,000
                                                                                                                    -----------
                                         CORPORATE BONDS - 56.4%
                                         Energy - 6.2%
                                         Coal & Consumable Fuels - 0.6%
   605,000                 BB-/B2        Massey Energy Co., 6.875%, 12/15/13                                        $   447,700
                                                                                                                    -----------
                                         Oil & Gas Equipment & Services - 0.5%
   190,000                 BB-/B2        Complete Production Service, 8.0%, 12/15/16                                $   119,700
   500,000   5.53          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                           250,450
                                                                                                                    -----------
                                                                                                                    $   370,150
                                                                                                                    -----------
                                         Oil & Gas Exploration & Production - 2.3%
   325,000                 BB/Ba3        Chesapeake Energy, 2.5%, 5/15/37                                           $   189,719
   755,000                 BB-/B3        Hilcorp Energy, 7.75%, 11/1/15 (144A)                                          532,275
   650,000                 B/Caa1        Parallel Petroleum Corp., 10.25%, 8/1/14                                       412,750
   235,000                 B/B3          Petrohawk Energy Corp., 7.875%, 6/1/15 (144A)                                  173,900
   425,000                 B/B2          Quicksilver Resources, Inc., 7.125%, 4/1/16                                    227,375
   385,000                 B-/B3         Sandridge Energy, Inc., 8.0%, 6/1/18                                           213,675
                                                                                                                    -----------
                                                                                                                    $ 1,749,694
                                                                                                                    -----------
                                         Oil & Gas Refining & Marketing - 1.5%
   446,000                 BB/Ba3        Frontier Oil Corp., 6.625%, 10/1/11                                        $   403,630
   165,000                 BB+/Ba1       Tesoro Corp., 6.5%, 6/1/17 (144A)                                               90,544
 1,150,000                 BB+/Ba1       Tesoro Corp., 6.625%, 11/1/15                                                  667,000
   270,000                 D/WR          Verasun Energy Corp., 9.375%, 6/1/17 (b)(e)                                     32,400
                                                                                                                    -----------
                                                                                                                    $ 1,193,574
                                                                                                                    -----------
                                         Oil & Gas Storage & Transportation - 1.3%
 1,250,000                 B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                                    $   837,500
   405,000   7.00          BB/Ba1        Teppco Partners LP, Floating Rate Note, 6/1/67                                 216,955
                                                                                                                    -----------
                                                                                                                    $ 1,054,455
                                                                                                                    -----------
                                         Total Energy                                                               $ 4,815,573
                                                                                                                    -----------


 The accompanying notes are an integral part of these financial statements.  11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                               Value
                                               Materials - 7.6%
                                               Aluminum - 1.7%
   590,000     6.83            B-/B3           Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15           $   200,600
 2,000,000                     B/B3            Novelis, Inc., 7.25%, 2/15/15                                         1,160,000
                                                                                                                   -----------
                                                                                                                   $ 1,360,600
                                                                                                                   -----------
                                               Commodity Chemicals - 0.9%
 2,350,000                     CCC/Caa1        Georgia Gulf Corp., 9.5%, 10/15/14 (b)                              $   705,000
                                                                                                                   -----------
                                               Diversified Chemical - 0.1%
   580,000                     CCC/Caa2        Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                      $    52,200
                                                                                                                   -----------
                                               Diversified Metals & Mining - 0.4%
   530,000     5.88            BBB-/Ba2        Freeport-McMoran Copper & Gold, Floating Rate Note, 4/1/15 (b)      $   349,800
                                                                                                                   -----------
                                               Metal & Glass Containers - 1.9%
   250,000                     B-/B2           AEP Industries, Inc., 7.875%, 3/15/13                               $   141,250
 1,700,000                     B/B2            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                       1,309,000
                                                                                                                   -----------
                                                                                                                   $ 1,450,250
                                                                                                                   -----------
                                               Paper Packaging - 1.1%
   140,000                     CCC+/Caa1       Graham Packaging Co., 8.5%, 10/15/12                                $    99,750
   555,000                     CCC+/Caa1       Graham Packaging Co., 9.875%, 10/15/14                                  341,325
   610,000                     B-/B3           Graphic Packaging Co., 9.5%, 8/15/13                                    420,900
                                                                                                                   -----------
                                                                                                                   $   861,975
                                                                                                                   -----------
                                               Specialty Chemicals - 1.0%
 1,000,000                     C/Caa3          Arco Chemical Co., 9.8%, 2/1/20                                     $   100,000
 2,090,000                     C/Ca            Millenium America, Inc., 7.625%, 11/15/26                                62,700
 2,500,000                     B+/Ba3          Nova Chemicals Corp., 7.875%, 9/15/25                                   637,500
                                                                                                                   -----------
                                                                                                                   $   800,200
                                                                                                                   -----------
                                               Steel - 0.5%
   930,000                     B-/Caa1         Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)                    $   353,400
                                                                                                                   -----------
                                               Total Materials                                                     $ 5,933,425
                                                                                                                   -----------
                                               Capital Goods - 16.7%
                                               Aerospace & Defense - 5.9%
   480,000                     B-/B3           Aeroflex, Inc., 11.75%, 2/15/15 (144A)                              $   312,600
   250,000                     BB+/Ba3         BE Aerospace, Inc., 8.5%, 7/1/18                                        225,000
 2,295,000                     BBB-/Baa1       DRS Technologies, Inc., 6.875%, 11/1/13                               2,283,522
 2,060,000                     B+/B1           Esterline Technology, 7.75%, 6/15/13                                  1,792,200
                                                                                                                   -----------
                                                                                                                   $ 4,613,322
                                                                                                                   -----------
                                               Construction & Engineering - 1.2%
   570,000                     B/B2            Esco Corp., 8.625%, 12/15/13 (144A)                                 $   399,000
   750,000                     B+/B1           Mastec, Inc., 7.625%, 2/1/17                                            563,438
                                                                                                                   -----------
                                                                                                                   $   962,438
                                                                                                                   -----------
                                               Construction & Farm Machinery & Heavy Trucks - 1.0%
    95,000                     BB-/B1          American Railcar, 7.5%, 3/1/14                                      $    62,700
   965,000                     B-/B3           Greenbrier Co., Inc., 8.375%, 5/15/15                                   686,355
                                                                                                                   -----------
                                                                                                                   $   749,055
                                                                                                                   -----------


12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                  Value
                                               Electrical Component & Equipment - 3.5%
 1,600,000                     BB+/Ba1         Anixter International Corp., 5.95%, 3/1/15             $ 1,280,000
   840,000                     B/B3            Baldor Electric, 8.625%, 2/15/17                           625,800
   260,000                     BB-/Ba1         Belden CDT, Inc., 7.0%, 3/15/17                            195,000
   885,000                     B+/B1           General Cable Corp., 7.125%, 4/1/17 (b)                    584,100
                                                                                                      -----------
                                                                                                      $ 2,684,900
                                                                                                      -----------
                                               Industrial Machinery - 2.3%
 1,000,000                     BB-/B1          Gardner Denver, Inc., 8.0%, 5/1/13 (144A)              $   880,000
 1,320,000                     B/B3            Mueller Water Products, 7.375%, 6/1/17                     897,600
                                                                                                      -----------
                                                                                                      $ 1,777,600
                                                                                                      -----------
                                               Trading Companies & Distributors - 2.8%
 3,320,000                     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17               $ 2,170,450
                                                                                                      -----------
                                               Total Capital Goods                                    $12,957,765
                                                                                                      -----------
                                               Commercial Services & Supplies - 0.2%
                                               Commercial Printing - 0.2%
   180,000                     B+/B2           Sheridan Acquisition Corp., 10.25%, 8/15/11            $   126,225
                                                                                                      -----------
                                               Total Commercial Services & Supplies                   $   126,225
                                                                                                      -----------
                                               Automobiles & Components - 1.3%
                                               Auto Parts & Equipment - 1.1%
   120,000                     B-/Caa1         Allison Transmission, 11.0%, 11/1/15 (144A) (b)        $    58,800
   575,000                     B-/Caa1         Allison Transmission, 11.25%, 11/1/15 (144A)               227,125
   935,000                     B-/B3           Lear Corp., 8.75%, 12/1/16                                 271,150
   150,000                     B/B3            Tenneco Automotive, Inc., 8.625%, 11/15/14 (b)              57,000
   530,000                     BB/B2           TRW Automotive, Inc., 7.25%, 3/15/17                       270,300
                                                                                                      -----------
                                                                                                      $   884,375
                                                                                                      -----------
                                               Tires & Rubber - 0.2%
   260,000                     C/Caa1          Cooper Standard Auto, 7.0%, 12/15/12                   $    78,000
   330,000                     C/Caa3          Cooper Standard Auto, 8.375%, 12/15/14                      57,750
                                                                                                      -----------
                                                                                                      $   135,750
                                                                                                      -----------
                                               Total Automobiles & Components                         $ 1,020,125
                                                                                                      -----------
                                               Consumer Durables & Apparel - 1.1%
                                               Homebuilding - 0.4%
   560,000                     BB-/B1          Meritage Homes Corp., 6.25%, 3/15/15                   $   296,800
                                                                                                      -----------
                                               Housewares & Specialties - 0.7%
 1,250,000                     CCC+/Caa1       Yankee Acquisition Corp., 9.75%, 2/15/17 (b)           $   525,000
                                                                                                      -----------
                                               Total Consumer Durables & Apparel                      $   821,800
                                                                                                      -----------
                                               Consumer Services - 1.7%
                                               Casinos & Gaming - 1.1%
 1,335,000                     BB-/B1          Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)      $   523,988
   380,000                     BB-/Ba3         Scientific Games Corp., 6.25%, 12/15/12                    305,900
                                                                                                      -----------
                                                                                                      $   829,888
                                                                                                      -----------
                                               Hotels, Resorts & Cruise Lines - 0.4%
   500,000                     B-/Caa2         Pegasus Solutions, Inc., 10.5%, 4/15/15                $   340,000
                                                                                                      -----------


 The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                          Value
                                               Leisure Facilities - 0.2%
   280,000                     B/B3            Firekeepers Development Authority, 13.875%, 5/1/15 (144A)      $   173,600
                                                                                                              -----------
                                               Total Consumer Services                                        $ 1,343,488
                                                                                                              -----------
                                               Media - 2.1%
                                               Advertising - 0.9%
 1,360,000                     B+/Ba3          Interpublic Group, Inc., 7.25%, 8/15/11                        $   707,200
                                                                                                              -----------
                                               Broadcasting - 1.2%
   550,000                     BB-/B3          Intelsat Sub Holdings, 8.5%, 1/15/13 (144A)                    $   508,750
   160,000                     B-/Caa1         Telesat Canada, 11.0%, 11/1/15                                     114,400
   270,000                     B-/Caa1         Telesat Canada, 12.5%, 11/1/17                                     162,000
   990,000                     CCC/Caa2        Univision Communications, 9.75%, 3/15/15 (144A) PIK                123,750
                                                                                                              -----------
                                                                                                              $   908,900
                                                                                                              -----------
                                               Total Media                                                    $ 1,616,100
                                                                                                              -----------
                                               Retailing - 1.1%
                                               Automotive Retail - 0.2%
   500,000                     B-/B1           Sonic Automotive, Inc., 8.625%, 8/15/13                        $   186,250
                                                                                                              -----------
                                               Internet Retail - 0.7%
   250,000                     BB/Ba2          Expedia, Inc., 8.5%, 7/1/16 (144A)                             $   186,250
   570,000                     BB/Ba3          Ticketmaster, 10.75%, 8/1/16                                       307,800
                                                                                                              -----------
                                                                                                              $   494,050
                                                                                                              -----------
                                               Specialty Stores - 0.2%
   200,000                     B-/Caa1         Sally Holdings LLC, 10.5%, 11/15/16                            $   136,000
                                                                                                              -----------
                                               Total Retailing                                                $   816,300
                                                                                                              -----------
                                               Food, Beverage & Tobacco - 0.2%
                                               Tobacco - 0.2%
   200,000                     B+/B2           Alliance One International, Inc., 8.5%, 5/15/12                $   147,000
                                                                                                              -----------
                                               Total Food, Beverage & Tobacco                                 $   147,000
                                                                                                              -----------
                                               Health Care Equipment & Services - 1.3%
                                               Health Care Facilities - 0.3%
   280,000                     B/B3            Community Health Systems, 8.875%, 7/15/15                      $   257,600
                                                                                                              -----------
                                               Health Care Services - 0.7%
   420,000                     CCC+/Caa1       Surgical Care Affiliates, 10.0%, 7/15/17 (144A)                $   218,400
   540,000                     B-/B3           Surgical Care Affiliates, 8.875%, 7/15/15 (144A) PIK               329,400
                                                                                                              -----------
                                                                                                              $   547,800
                                                                                                              -----------
                                               Health Care Supplies - 0.3%
   315,000                     B-/B3           Biomet, Inc., 10.375%, 10/15/17                                $   248,850
                                                                                                              -----------
                                               Total Health Care Equipment & Services                         $ 1,054,250
                                                                                                              -----------
                                               Pharmaceuticals & Biotechnology - 0.5%
                                               Life Sciences Tools & Services - 0.5%
   440,000                     BB+/Ba3         Bio-Rad Laboratories, Inc., 6.125%, 12/15/14                   $   353,100
                                                                                                              -----------
                                               Total Pharmaceuticals & Biotechnology                          $   353,100
                                                                                                              -----------


14  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                     Value
                                               Diversified Financials - 2.8%
                                               Multi-Sector Holding - 1.3%
   500,000                     BB+/Ba2         Leucadia National, 7.125%, 3/15/17 (144A)                 $   371,250
   785,000                     BB+/Ba2         Leucadia National, 8.125%, 9/15/15                            629,963
                                                                                                         -----------
                                                                                                         $ 1,001,213
                                                                                                         -----------
                                               Specialized Finance - 1.5%
 1,910,000           7.68      CCC+/B3         NCO Group, Inc., Floating Rate Note, 11/15/13             $   955,000
   250,000          19.42      NR/NR           Successor II, Ltd., Floating Rate Note, 4/6/10                241,975
                                                                                                         -----------
                                                                                                         $ 1,196,975
                                                                                                         -----------
                                               Total Diversified Financials                              $ 2,198,188
                                                                                                         -----------
                                               Insurance - 2.2%
                                               Insurance Brokers - 0.9%
   630,000                     CCC/Caa1        Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)              $   340,200
   790,000                     CCC+/Caa1       Hub International Holdings, 10.25%, 6/15/15 (144A)            348,588
                                                                                                         -----------
                                                                                                         $   688,788
                                                                                                         -----------
                                               Multi-Line Insurance - 0.5%
   775,000           7.00      BB/Baa3         Liberty Mutual Group, 7.0%, 3/15/37 (144A)                $   369,584
                                                                                                         -----------
                                               Property & Casualty Insurance - 0.3%
   455,000          14.00      A/Baa3          MBIA, Inc., Floating Rate Note, 1/15/33 (144A) (b)        $   232,050
                                                                                                         -----------
                                               Reinsurance - 0.5%
   400,000           9.56      BB+/NR          Foundation RE II, Ltd., Floating Rate Note, 11/26/10      $   383,360
                                                                                                         -----------
                                               Total Insurance                                           $ 1,673,782
                                                                                                         -----------
                                               Real Estate - 3.6%
                                               Real Estate Operating Companies - 1.5%
   410,000                     B+/B1           Forest City Enterprises, 6.5%, 2/1/17                     $   143,500
 2,935,000                     B+/B1           Forest City Enterprises, 7.625%, 6/1/15                     1,027,250
                                                                                                         -----------
                                                                                                         $ 1,170,750
                                                                                                         -----------
                                               Retail Real Estate Investment Trusts - 2.1%
 1,500,000                     BB-/Ba3         BF Saul Real Estate Investment Trust, 7.5%, 3/1/14        $ 1,357,500
   800,000                     C/Ca            Rouse Co. LP/TRC Co., 6.75%, 5/1/13 (144A)                    288,000
                                                                                                         -----------
                                                                                                         $ 1,645,500
                                                                                                         -----------
                                               Total Real Estate                                         $ 2,816,250
                                                                                                         -----------
                                               Software & Services - 2.5%
                                               Application Software - 0.8%
 1,150,000                     B-/Caa1         Vangent, Inc., 9.625%, 2/15/15                            $   668,438
                                                                                                         -----------
                                               Data Processing & Outsourced Services - 1.4%
 1,780,000                     B/B3            First Data Corp., 9.875%, 9/24/15 (144A)                  $ 1,076,900
                                                                                                         -----------
                                               IT Consulting & Other Services - 0.3%
   450,000                     CCC+/Caa1       Activant Solutions, Inc., 9.5%, 5/1/16                    $   209,250
                                                                                                         -----------
                                               Total Software & Services                                 $ 1,954,588
                                                                                                         -----------
                                               Technology Hardware & Equipment - 0.8%
                                               Electronic Equipment & Instruments - 0.8%
   685,000                     B-/B3           Itron, Inc., 7.75%, 5/15/12                               $   589,955
                                                                                                         -----------
                                               Total Technology Hardware & Equipment                     $   589,955
                                                                                                         -----------


 The accompanying notes are an integral part of these financial statements.  15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                         Value
                                               Semiconductors - 0.2%
                                               Semiconductor Equipment - 0.2%
   470,000           6.65      B-/B2           Freescale Semiconductor, Floating Rate Note, 12/15/14         $   159,800
                                                                                                             -----------
                                               Total Semiconductors                                          $   159,800
                                                                                                             -----------
                                               Telecommunication Services - 1.1%
                                               Integrated Telecommunication Services - 0.5%
   255,000                     B/B3            GCI, Inc., 7.25%, 2/15/14                                     $   198,900
   325,000                     CCC+/Caa1       Paetec Holdings, 9.5%, 7/15/15 (b)                                193,375
                                                                                                             -----------
                                                                                                             $   392,275
                                                                                                             -----------
                                               Wireless Telecommunication Services - 0.6%
   240,000                     B-/B3           Cricket Communications I, 9.375%, 11/1/14                     $   216,000
   335,000                     B/B1            Hughes Network System, 9.5%, 4/15/14                              272,188
                                                                                                             -----------
                                                                                                             $   488,188
                                                                                                             -----------
                                               Total Telecommunication Services                              $   880,463
                                                                                                             -----------
                                               Utilities - 3.2%
                                               Electric Utilities - 0.9%
 1,070,000                     CCC/B3          TXU Energy Co., 10.25%, 11/1/15                               $   759,700
                                                                                                             -----------
                                               Independent Power Producer & Energy Traders - 2.1%
   500,000                     BB-/Ba3         Intergen NV, 9.0%, 6/30/17                                    $   410,000
 1,333,000                     B/B1            NRG Energy, Inc., 7.375%, 1/15/17                               1,226,360
                                                                                                             -----------
                                                                                                             $ 1,636,360
                                                                                                             -----------
                                               Multi-Utilities - 0.2%
   160,000                     BB-/Ba2         Public Service of New Mexico, 9.25%, 5/15/15                  $   127,200
                                                                                                             -----------
                                               Total Utilities                                               $ 2,523,260
                                                                                                             -----------
                                               TOTAL CORPORATE BONDS
                                               (Cost $71,888,239)                                            $43,801,437
                                                                                                             -----------
                                               MUNICIPAL BONDS - 0.0%
                                               Commercial Services & Supplies - 0.0%
                                               Environmental & Facilities Services - 0.0%
   100,000           8.46      NR/NR           Ohio Air Quality Development, Floating Rate Note, 6/8/22      $    12,000
                                                                                                             -----------
                                               Total Commercial Services & Supplies                          $    12,000
                                                                                                             -----------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $100,000)                                               $    12,000
                                                                                                             -----------
                                               SENIOR FLOATING RATE LOAN INTERESTS - 2.7%**
                                               Materials - 0.3%
                                               Steel - 0.3%
   527,236           5.46      B/B3            Niagara Corp., Term Loan, 6/29/14                             $   242,528
                                                                                                             -----------
                                               Total Materials                                               $   242,528
                                                                                                             -----------
                                               Capital Goods - 0.3%
                                               Aerospace & Defense - 0.2%
   218,060           5.44      B+/Ba3          Aeroflex, Inc., Tranche B1 Term Loan, 8/15/14                 $   137,378
                                                                                                             -----------
                                               Construction & Engineering - 0.1%
   100,000          10.75      BB-/B1          Custom Building Products, 2nd Lien Term Loan, 4/20/12         $    57,000
                                                                                                             -----------
                                               Total Capital Goods                                           $   194,378
                                                                                                             -----------


16  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           S&P/
             Floating      Moody's
 Principal   Rate (c)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                                             Value
                                         Automobiles & Components - 0.0%
                                         Tires & Rubber - 0.0%
    45,000   2.22          BB/Ba1        Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4/30/14             $    28,913
                                                                                                             -----------
                                         Total Automobiles & Components                                      $    28,913
                                                                                                             -----------
                                         Consumer Durables & Apparel - 0.0%
                                         Homebuilding - 0.0%
   250,000   9.50          B+/B2         Landsource Communities Development, Facility Loan, 2/27/14 (e)      $     8,646
                                                                                                             -----------
                                         Total Consumer Durables & Apparel                                   $     8,646
                                                                                                             -----------
                                         Consumer Services - 0.4%
                                         Casinos & Gaming - 0.4%
   112,518   6.55          BB-/Ba3       Gateway Casinos & Entertainment, Delayed Draw Term Loan, 9/30/14    $    50,071
   556,965   6.55          BB-/Ba3       Gateway Casinos & Entertainment, Term Advance Loan, 9/30/14             247,849
                                                                                                             -----------
                                                                                                             $   297,920
                                                                                                             -----------
                                         Total Consumer Services                                             $   297,920
                                                                                                             -----------
                                         Health Care Equipment & Services - 0.4%
                                         Health Care Supplies - 0.4%
   450,000   6.14          BB/B1         Inverness Medical Innovations, Term Loan, 6/26/15                   $   274,500
                                                                                                             -----------
                                         Total Health Care Equipment & Services                              $   274,500
                                                                                                             -----------
                                         Semiconductors - 0.0%
                                         Semiconductor Equipment - 0.0%
       305   7.07          BB-/Ba1       Flextronics Semiconductor, A1A Delayed Draw Term Loan, 10/1/14      $       196
     1,060   6.16          BB-/Ba1       Flextronics Semiconductor, Closing Date Term Loan, 10/1/14                  682
                                                                                                             -----------
                                                                                                             $       878
                                                                                                             -----------
                                         Total Semiconductors                                                $       878
                                                                                                             -----------
                                         Telecommunication Services - 0.4%
                                         Wireless Telecommunication Services - 0.4%
   403,535   3.95          BB-/Ba2       Stratos Global Corp., Term B Facility Loan, 2/13/12                 $   335,943
                                                                                                             -----------
                                         Total Telecommunication Services                                    $   335,943
                                                                                                             -----------
                                         Utilities - 0.9%
                                         Independent Power Producer & Energy Traders - 0.9%
   286,398   1.36          BB/Ba1        NRG Energy, Inc., Credit Linked Term Loan, 2/1/13                   $   249,810
   581,225   2.67          BB/Ba1        NRG Energy, Inc., Term Loan, 2/1/13                                     506,974
                                                                                                             -----------
                                                                                                             $   756,784
                                                                                                             -----------
                                         Total Utilities                                                     $   756,784
                                                                                                             -----------
                                         TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                         (Cost $3,453,333)                                                   $ 2,140,490
                                                                                                             -----------
                                         TEMPORARY CASH INVESTMENTS - 4.3%
                                         Securities Lending Collateral - 4.3% (d)
                                         Certificates of Deposit:
    76,795                               Abbey National Plc, 3.15%, 8/13/09                                  $    76,795
    76,785                               Bank of Nova Scotia, 3.21%, 5/5/09                                       76,785
   122,725                               Bank of Scotland NY, 2.92%, 6/5/09                                      122,725
   138,232                               Barclays Bank, 1.5%, 5/27/09                                            138,232
    24,416                               Calyon NY, 4.62%, 1/16/09                                                24,416
   153,591                               CBA, 4.87%, 7/16/09                                                     153,591
   138,232                               DNB NOR Bank ASA NY, 3.04%, 6/5/09                                      138,232

 The accompanying notes are an integral part of these financial statements.  17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
 Principal     Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                               Value
                                               Securities Lending Collateral - (continued)
   140,688                                     Intesa SanPaolo S.p.A., 1.44%, 5/22/09              $   140,688
     8,896                                     NORDEA NY, 4.13%, 4/9/09                                  8,896
   115,193                                     Royal Bank of Canada NY, 2.7%, 8/7/09                   115,193
    76,795                                     Royal Bank of Scotland, 3.06%, 3/5/09                    76,795
    15,352                                     Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            15,352
   153,591                                     Societe Generale, 3.29%, 9/4/09                         153,591
   138,232                                     Svenska Bank NY, 4.61%, 7/8/09                          138,232
   153,591                                     U.S. Bank NA, 2.25%, 8/24/09                            153,591
                                                                                                   -----------
                                                                                                   $ 1,533,114
                                                                                                   -----------
                                               Commercial Paper:
    14,636                                     BBVA U.S., 2.83%, 3/12/09                           $    14,636
   153,591                                     Monumental Global Funding, Ltd., 2.5%, 8/17/09          153,591
    76,795                                     CME Group, Inc., 2.9%, 8/6/09                            76,795
    76,787                                     General Electric Capital Corp., 2.86%, 3/16/09           76,787
   150,826                                     American Honda Finance Corp., 4.95%, 7/14/09            150,826
   153,591                                     HSBC Bank, Inc., 2.5%, 8/14/09                          153,591
    76,795                                     IBM, 2.39%, 9/25/09                                      76,795
   138,232                                     Met Life Global Funding, 3.19%, 6/12/09                 138,232
   138,232                                     New York Life Global, 2.13%, 9/4/09                     138,232
   130,552                                     Westpac Banking Corp., 2.34%, 6/1/09                    130,552
                                                                                                   -----------
                                                                                                   $ 1,110,037
                                                                                                   -----------
                                               Tri-party Repurchase Agreements:
   337,900                                     Deutsche Bank, 0.25%, 1/2/09                        $   337,900
    26,092                                     Barclays Capital Markets, 0.5%, 1/2/09                   26,092
                                                                                                   -----------
                                                                                                   $   363,992
                                                                                                   -----------
                                               Time Deposit:
   153,591                                     BNP Paribas, 0.01%, 1/2/09                          $   153,591
                                                                                                   -----------
                                               Money Market Mutual Funds:
    38,398                                     Columbia Government Reserves Fund                   $    38,398
   115,193                                     JP Morgan, U.S. Government Money Market Fund            115,193
                                                                                                   -----------
                                                                                                   $   153,591
                                                                                                   -----------
                                               Total Securities Lending Collateral                 $ 3,314,325
                                                                                                   -----------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $3,314,325)                                   $ 3,314,325
                                                                                                   -----------
                                               TOTAL INVESTMENT IN SECURITIES - 88.0%
                                               (Cost $110,753,361)(a)                              $68,362,550
                                                                                                   -----------
                                               OTHER ASSETS AND LIABILITIES - 12.0%                $ 9,357,635
                                                                                                   -----------
                                               TOTAL NET ASSETS - 100.0%                           $77,720,185
                                                                                                   -----------


18  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*      Non-income producing security.
NR     Not rated by either S&P or Moody's.
WR     Withdrawn rating
PIK    Represents a pay in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $10,643,309 or 13.7% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $110,888,373 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an excess of
         value over tax cost                                                                $     728,974
       Aggregate gross unrealized loss for all investments in which there is an excess of
         tax cost over value                                                                  (43,254,797)
                                                                                            -------------
       Net unrealized loss                                                                  $ (42,525,823)
                                                                                            =============

(b)    At December 31, 2008, the following securities were out on loan:

     Principal
     Amount ($)      Description                                         Value
         100,000     Allison Transmission, 11.0%, 11/1/15 (144A)      $   49,000
         300,000     Freeport-McMoran Copper & Gold, Floating Rate
                       Note, 4/1/15                                      198,000
         325,000     General Cable Corp., 7.125%, 4/1/17                 214,500
          55,000     Georgia Gulf Corp., 9.5%, 10/15/14                   16,500
         450,000     MBIA, Inc., Floating Rate Note, 1/15/33 (144A)      229,500
         320,000     Paetec Holdings, 9.5%, 7/15/15                      190,400
         108,000     Tenneco Automotive, Inc., 8.625%, 11/15/14           41,040
         267,000     Verasun Energy Corp., 9.375%, 6/1/17 (e)             32,040
       1,230,000     Yankee Acquisition Corp., 9.75%, 2/15/17            516,600

         Shares
           1,200     Barrick Gold Corp.                                   44,124
           7,000     Inverness Medical Innovations, Inc. *               132,370
           7,200     Itron, Inc. *                                       458,928
          26,000     NRG Energy, Inc. *                                  606,580
          14,000     Scientific Games Corp. *                            245,560
           7,000     Texas Industries, Inc.                              241,500
                                                                      ----------
                     Total                                            $3,216,642
                                                                      ==========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)    Security lending collateral is managed by Credit Suisse.
(e)    Security is in default.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $36,749,491 and $53,073,100, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                                  Investments
Valuation Inputs                                                  in Securities
-------------------------------------------------------------------------------
Level 1 - Quoted Prices                                           $ 9,854,018
Level 2 - Other Significant Observable Inputs                      58,508,532
Level 3 - Significant Unobservable Inputs                                   -
                                                                  -----------
Total                                                             $68,362,550
                                                                  ===========


 The accompanying notes are an integral part of these financial statements.  19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                         12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                           $  11.05      $ 11.01      $ 10.88      $ 11.67      $ 11.45
                                                               --------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.67      $  0.61      $  0.59      $  0.61      $  0.62
 Net realized and unrealized gain (loss) on investments           (4.36)       0.04          0.29        (0.41)        0.27
                                                               --------      -------      -------      -------      -------
  Net increase (decrease) from investment operations           $  (3.69)     $  0.65      $  0.88      $  0.20      $  0.89
Distributions to shareowners:
 Net investment income                                            (0.67)       (0.60)       (0.60)       (0.61)       (0.62)
 Net realized gain                                                (0.23)       (0.01)       (0.15)       (0.38)       (0.05)
                                                               --------      -------      -------      -------      -------
  Net increase (decrease) in net asset value                   $  (4.59)     $  0.04      $  0.13      $ (0.79)     $  0.22
                                                               --------      -------      -------      -------      -------
Net asset value, end of period                                 $   6.46      $ 11.05      $ 11.01      $ 10.88      $ 11.67
                                                               ========      =======      =======      =======      =======
Total return*                                                    (35.43)%       5.95%        8.52%        1.95%        8.03%
Ratio of net expenses to average net assets+                       0.83%        0.75%        0.74%        0.77%        0.78%
Ratio of net investment income to average net assets+              7.00%        5.37%        5.51%        5.52%        5.40%
Portfolio turnover rate                                              36%          55%          28%          37%          42%
Net assets, end of period (in thousands)                       $ 43,923      $74,308      $65,890      $63,452      $70,890
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.83%        0.75%        0.74%        0.77%        0.78%
 Net investment income                                             7.00%        5.37%        5.51%        5.52%        5.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


20  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                        12/31/08     12/31/07     12/31/06     12/31/05     12/31/04
Net asset value, beginning of period                           $  11.04      $ 11.01      $ 10.88      $ 11.67      $ 11.46
                                                               --------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.65      $  0.57      $  0.57      $  0.59      $  0.58
 Net realized and unrealized gain (loss) on investments           (4.36)        0.04         0.28        (0.42)        0.27
                                                               --------      -------      -------      -------      -------
  Net increase (decrease) from investment operations           $  (3.71)     $  0.61      $  0.85      $  0.17      $  0.85
Distributions to shareowners:
 Net investment income                                            (0.65)       (0.57)       (0.57)       (0.58)       (0.59)
 Net realized gain                                                (0.23)       (0.01)       (0.15)       (0.38)       (0.05)
                                                               --------      -------      -------      -------      -------
  Net increase (decrease) in net asset value                   $  (4.59)     $  0.03      $  0.13      $ (0.79)     $  0.21
                                                               --------      -------      -------      -------      -------
Net asset value, end of period                                 $   6.45      $ 11.04      $ 11.01      $ 10.88      $ 11.67
                                                               ========      =======      =======      =======      =======
Total return*                                                    (35.63)%       5.59%        8.25%        1.70%        7.76%
Ratio of net expenses to average net assets+                       1.08%        1.00%        0.99%        1.02%        1.03%
Ratio of net investment income to average net assets+              6.65%        5.12%        5.27%        5.27%        5.12%
Portfolio turnover rate                                              36%          55%          28%          37%          42%
Net assets, end of period (in thousands)                       $ 33,797      $57,286      $53,196      $47,169      $51,912
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.08%        1.00%        0.99%        1.02%        1.04%
 Net investment income                                             6.65%        5.12%        5.27%        5.27%        5.12%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.  21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $3,216,642) (cost $110,753,361)     $  68,362,550
 Cash                                                                                             8,190,401
 Receivables --
 Investment securities sold                                                                          22,362
 Portfolio shares sold                                                                            3,104,544
 Dividends and interest                                                                           1,582,399
                                                                                              -------------
  Total assets                                                                                $  81,262,256
                                                                                              -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $      27,900
 Portfolio shares repurchased                                                                       130,338
 Upon return of securities loaned                                                                 3,314,325
 Due to affiliates                                                                                    1,766
 Accrued expenses                                                                                    67,742
                                                                                              -------------
  Total liabilities                                                                           $   3,542,071
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 122,780,817
 Undistributed net investment income                                                                 15,298
 Accumulated net realized loss on investments                                                    (2,685,119)
 Net unrealized loss on investments                                                             (42,390,811)
                                                                                              -------------
  Total net assets                                                                            $  77,720,185
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $43,923,320/6,798,689 shares)                                              $        6.46
                                                                                              =============
 Class II (based on $33,796,865/5,236,507 shares)                                             $        6.45
                                                                                              =============


22  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $318)         $  689,784
 Interest                                                   7,412,488
 Income from securities loaned, net                            37,980
                                                           ----------
  Total investment income                                                 $   8,140,252
                                                                          -------------
EXPENSES:
 Management fees                                           $  679,078
 Transfer agent fees
 Class I                                                        1,502
 Class II                                                       1,502
 Distribution fees
 Class II                                                     105,075
 Administrative fees                                           30,303
 Custodian fees                                                47,289
 Professional fees                                             55,343
 Printing expense                                              27,605
 Fees and expenses of nonaffiliated trustees                    6,620
 Miscellaneous                                                 17,910
                                                           ----------
  Total expenses                                                          $     972,227
                                                                          -------------
  Net expenses                                                            $     972,227
                                                                          -------------
   Net investment income                                                  $   7,168,025
                                                                          -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                         $  (2,480,020)
                                                                          -------------
 Change in net unrealized loss on investments                             $ (43,009,841)
                                                                          -------------
 Net loss on investments                                                  $ (45,489,861)
                                                                          -------------
 Net decrease in net assets resulting from operations                     $ (38,321,836)
                                                                          =============


The accompanying notes are an integral part of these financial statements.  23

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                          Year Ended         Year Ended
                                                                           12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                   $   7,168,025      $   6,596,341
Net realized gain (loss) on investments                                    (2,480,020)         2,439,241
Change in net unrealized loss on investments                              (43,009,841)        (2,247,926)
                                                                        -------------      -------------
  Net increase (decrease) in net assets resulting from operations       $ (38,321,836)     $   6,787,656
                                                                        -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.67 and $0.60 per share, respectively)                     $  (4,396,020)     $  (3,803,983)
  Class II ($0.65 and $0.57 per share, respectively)                       (2,812,531)        (2,752,484)
Net realized gain:
  Class I ($0.23 and $0.01 per share, respectively)                        (1,485,429)           (67,578)
  Class II ($0.23 and $0.01 per share, respectively)                         (959,784)           (49,854)
                                                                        -------------      -------------
    Total distributions to shareowners                                  $  (9,653,764)     $  (6,673,899)
                                                                        -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        $  52,668,197      $  55,247,902
Reinvestment of distributions                                               9,653,764          6,665,703
Cost of shares repurchased                                                (68,220,539)       (49,519,386)
                                                                        -------------      -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                        $  (5,898,578)     $  12,394,219
                                                                        -------------      -------------
  Net increase (decrease) in net assets                                 $ (53,874,178)     $  12,507,976
NET ASSETS:
Beginning of year                                                       $ 131,594,363      $ 119,086,387
                                                                        -------------      -------------
End of year                                                             $  77,720,185      $ 131,594,363
                                                                        =============      =============
Undistributed net investment income                                     $      15,298      $      49,724
                                                                        =============      =============

                                     '08 Shares        '08 Amount         '07 Shares       '07 Amount
Class I
Shares sold                           1,693,376      $  15,209,637         1,774,708      $  19,969,878
Reinvestment of distributions           651,001          5,881,449           343,656          3,863,490
Less shares repurchased              (2,271,010)       (21,593,341)       (1,375,769)       (15,441,396)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)                73,367      $    (502,255)          742,595      $   8,391,972
                                     ==========      =============        ==========      =============
Class II
Shares sold                           4,187,123      $  37,458,560         3,136,297      $  35,278,024
Reinvestment of distributions           412,132          3,772,315           249,283          2,802,213
Less shares repurchased              (4,549,704)       (46,627,198)       (3,030,188)       (34,077,990)
                                     ----------      -------------        ----------      -------------
  Net increase (decrease)                49,551      $  (5,396,323)          355,392      $   4,002,247
                                     ==========      =============        ==========      =============


24  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer High Yield VCT Portfolio (The Portfolio) is one of the 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.


B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2008, the Portfolio had no open forward contracts.

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $2,341,302, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $312,405 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio has reclassified $6,100 to increase undistributed net investment income and $6,100 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2008, were as follows:

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  2008              2007
                                               ------------        ----------
 Distributions paid from:
 Ordinary income                               $  8,520,858        $6,568,888
 Long-term capital gain                           1,132,906           105,011
                                               ------------        ----------
   Total distributions                         $  9,653,764        $6,673,899
                                               ============        ==========
 Distributable Earnings:
 Undistributed ordinary income                 $    118,898
 Capital loss carryforward                       (2,341,302)
 Post-October loss deferred                        (312,405)
 Unrealized depreciation                        (42,525,823)
                                               ------------
   Total                                       $(45,060,632)
                                               ============
--------------------------------------------------------------------------------


   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.


E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,326 in management fees, administrative costs and certain others fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $245 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $195 in distribution fees payable to PFD at December 31, 2008.

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 81.48% and 0%, respectively.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                 operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                             their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are
Independent Registered Public Accounting Firm             referred to as Interested Trustees. Trustees who are not interested
Ernst & Young LLP                                         persons of the Trust are referred to as Independent Trustees. Each of the
                                                          Trustees serves as a trustee of each of the 76 U.S. registered investment
Principal Underwriter                                     portfolios for which Pioneer serves as investment adviser (the "Pioneer
Pioneer Funds Distributor, Inc.                           Funds"). The address for all Trustees and all officers of the Trust is
                                                          60 State Street, Boston, Massachusetts 02109.
Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of Pioneer Global Asset Management S.p.A.
                           (since April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           Position Held    Length of Service
Name and Age               with the Trust   and Term of Office
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal
---------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
---------------------------------------------------------------------------

Name and Age               Principal Occupation During Past Five Years
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and
                           2008 - present); and Executive Vice President and Chief Financial Officer,
                           Pedestal Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present) ; Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------

                           Other Directorships
Name and Age               Held by this Trustee
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment
                           Company Institute
------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees
                           17 portfolios in fund complex)
------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
------------------------------------------------------------------------
Thomas J. Perna (58)       None
------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(35)                         Treasurer        discretion of the Board
-------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
-------------------------------------------------------------------------

                                                                                                            OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President  -  Legal of Pioneer; Secretary/   None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant          None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership            None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                  None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and              None
(35)                         Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the         None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18662-03-0209

                                                            [Logo]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer Ibbotson Asset Allocation Series VCT Portfolios



                                                                   ANNUAL REPORT
                                                               December 31, 2008



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
  Moderate Allocation Portfolio -- Portfolio and
    Performance Update                                  2
  Growth Allocation Portfolio -- Portfolio and
    Performance Update                                  3
  Aggressive Allocation Portfolio -- Portfolio and
    Performance Update                                  4
  Comparing Ongoing Portfolio Expenses                  5
  Market Overview and Strategy                          8
  Portfolio Reviews                                    10
  Schedule of Investments                              11
  Financial Statements                                 14
  Notes to Financial Statements                        23
  Report of Independent Registered Public
    Accounting Firm                                    27
  Approval of Sub-Advisory Agreement                   29
  Trustees, Officers and Service Providers             35

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

[The following is represented by a pie chart in the printed materials.]

Target Asset Allocations

Equity                                                                    60%
Fixed-Income                                                              40%

Actual Asset Allocations

Large Cap Growth Stocks                                                 15.5%
-----------------------------------------------------------------------------
Large Cap Value Stocks                                                  15.5
-----------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                              6.0
-----------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                               6.0
-----------------------------------------------------------------------------
International Stocks                                                    12.0
-----------------------------------------------------------------------------
Emerging Markets                                                         2.0
-----------------------------------------------------------------------------
Real Estate (REITs)                                                      3.0
-----------------------------------------------------------------------------
High Yield Bonds                                                         8.0
-----------------------------------------------------------------------------
Bonds                                                                    9.0
-----------------------------------------------------------------------------
Short Term Bonds                                                        17.0
-----------------------------------------------------------------------------
Cash Equivalents                                                         6.0
-----------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)

   1.     Pioneer Bond                                          13.13%
--------------------------------------------------------------------------------
   2.     Pioneer Short Term Income                             12.56
--------------------------------------------------------------------------------
   3.     Pioneer Research                                       8.81
--------------------------------------------------------------------------------
   4.     Pioneer Fund                                           8.07
--------------------------------------------------------------------------------
   5.     Pioneer Global High Yield                              5.01
--------------------------------------------------------------------------------
   6.     Pioneer Cullen Value                                   4.09
--------------------------------------------------------------------------------
   7.     AIM Global Aggressive Growth                           3.71
--------------------------------------------------------------------------------
   8.     Pioneer Mid-Cap Value                                  3.49
--------------------------------------------------------------------------------
   9.     Pioneer Independence                                   3.26
--------------------------------------------------------------------------------
  10.     AIM International Growth                               3.03

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------
Prices and Distributions

                              12/31/08      12/31/07
Net Asset Value per Share
Class I                      $ 7.61       $ 12.04
Class II                     $ 7.59       $ 12.01


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
Class I                     $ 0.3318       $ 0.0220          $ 0.6358
Class II                    $ 0.3022       $ 0.0220          $ 0.6358

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following is represented by a mountain chart in the printed materials.]

            Pioneer Ibbotson     Pioneer Ibbotson
          Moderate Allocation  Moderate Allocation                       Barclays Capital
              VCT Portfolio        VCT Portfolio            S&P           Aggregate Bond
                 Class I              Class II           Index 500              Index
3/05             10,000               10,000               10,000            10,000
12/05            10,683               10,683               10,292            10,721
12/06            11,828               11,818               10,738            12,413
12/07            12,531               12,500               11,486            13,094
12/08             8,648                8,604               12,088             8,251

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

                    Class I       Class II
Life-of-Class*
(3/18/05)             -3.89%        -4.02%
1 Year               -30.81        -30.99

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

[The following is represented by a pie chart in the printed materials.]

Target Asset Allocations

Equity                                                                 75%
Fixed Income                                                           25%

Actual Asset Allocation

Large Cap Growth Stocks                                              16.5%
Large Cap Value Stocks                                               17.5
Mid/Small Cap Growth Stocks                                           8.5
Mid/Small Cap Value Stocks                                            8.5
International Stocks                                                 16.0
Emerging Markets                                                      4.0
Real Estate (REITs)                                                   4.0
High Yield Bonds                                                      5.0
Bonds                                                                 7.5
Short Term Bonds                                                     12.5

Ten Largest Holdings (Based on total portfolio)

1.            Pioneer Bond                                      9.49%
--------------------------------------------------------------------------------
2.            Pioneer Research                                  8.43
--------------------------------------------------------------------------------
3.            Pioneer Fund                                      7.89
--------------------------------------------------------------------------------
4.            Pioneer Short Term Income                         7.38
--------------------------------------------------------------------------------
5.            Pioneer Cullen Value                              5.12
--------------------------------------------------------------------------------
6.            Pioneer Mid-Cap Value                             4.88
--------------------------------------------------------------------------------
7.            AIM Global Aggressive Growth                      4.48
--------------------------------------------------------------------------------
8.            Pioneer Emerging Markets                          3.99
--------------------------------------------------------------------------------
9.            Pioneer Small Cap Value                           3.95
--------------------------------------------------------------------------------
10.           Pioneer Growth Opportunities                      3.92

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

                                          12/31/08      12/31/07
Net Asset Value per Share (Class II)     $ 7.38       $ 12.41


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
Class II                    $ 0.2368       $ 0.0037          $ 0.7493

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following is represented by a mountain chart in the printed materials.]

          Pioneer Ibbotson            Barclays
        Aggressive Allocation     Capital Aggregate
           VCT Portfolio             Bond Index          S&P 500
3/05          10,000                   10,000            10,000
12/05         10,878                   10,292            10,721
12/06         12,256                   10,738            12,413
12/07         12,960                   11,486            13,094
12/08          8,412                   12,088             8,251

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)


Net Asset Value     Class II
Life-of-Class
(3/18/05)             -4.69%
1 Year               -35.00

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

[The following is represented by a pie chart in the printed materials.]

Target Asset Allocations

Equity                                                                  90%
Fixed Income                                                            10%

Actual Asset Allocations

Large Cap Growth Stocks                                               19.0%
Large Cap Value Stocks                                                19.0
Mid/Small Cap Growth Stocks                                           10.5
Mid/Small Cap Value Stocks                                            10.5
International Stocks                                                  21.0
Emerging Markets                                                       5.0
Real Estate (REITs)                                                    5.0
High Yield Bonds                                                       0.0
Bonds                                                                  7.0
Short Term Bonds                                                       3.0

Ten Largest Holdings (Based on total portfolio)

 1.          Pioneer Research                                   10.04%
--------------------------------------------------------------------------------
2.           Pioneer Fund                                        8.88
--------------------------------------------------------------------------------
3.           AIM Global Aggressive Growth                        6.82
--------------------------------------------------------------------------------
4.           Pioneer Mid-Cap Value                               6.65
--------------------------------------------------------------------------------
5.           Pioneer Growth Opportunities                        6.21
--------------------------------------------------------------------------------
6.           Pioneer International Equity                        6.11
--------------------------------------------------------------------------------
7.           Pioneer Bond                                        5.92
--------------------------------------------------------------------------------
8.           Pioneer Emerging Markets                            5.17
--------------------------------------------------------------------------------
9.           Pioneer Independence                                5.07
--------------------------------------------------------------------------------
10.          Pioneer Cullen Value                                4.99

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

                                          12/31/08      12/31/07
Net Asset Value per Share (Class II)     $ 6.76       $ 12.54


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
Class II                    $ 0.1726       $ 0.0158          $ 1.0497

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Aggressive Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following is represented by a mountain chart in the printed materials.]

          Pioneer Ibbotson           Barclays
        Aggressive Allocation  Capital Aggregate
           VCT Portfolio            Bond Index          S&P 500
3/05          10,000                  10,000            10,000
12/05         11,024                  10,292            10,721
12/06         12,616                  10,738            12,413
1207          13,271                  11,486            13,094
12/08         7,989                   12,088            8,251

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly an the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)


Net Asset Value     Class II
Life-of-Class
(3/18/05)             -5.85%
1 Year               -39.63

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $   738.31       $   737.89
       Expenses Paid During the Period*        $     3.98       $     5.15

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.91% for Class I Shares and 1.18% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
-----------------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,020.56       $ 1,019.20
       Expenses Paid During the Period*        $     4.62       $     5.99

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.91% for Class I Shares and 1.18% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.



Share Class                                        II
------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $   706.62
       Expenses Paid During Period*            $     5.15

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.20% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.



Share Class                                        II
-----------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,019.10
       Expenses Paid During Period*            $     6.09

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.20% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.



Share Class                                        II
-----------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $   669.34
       Expenses Paid During Period*            $     6.00

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.43% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.



Share Class                                        II
-----------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,017.95
       Expenses Paid During Period*            $     7.25

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.43% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/08
--------------------------------------------------------------------------------

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates Advisers LLC, the Portfolios' sub-adviser, discusses the market environment and investment strategies that applied to the portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the annual reporting period ended December 31, 2008.

Q. Could you characterize the economic and market backdrop during 2008?

A. What began in the summer of 2007 as a U.S. subprime real estate mortgage crisis became in 2008 a full-blown financial crisis that affected all markets and led to worldwide asset price deflation. Excess leverage, financial product complexity, lack of transparency and inadequate oversight prevailed throughout the financial system. The crisis only seemed to worsen during the year despite bailouts of leading financial institutions, new government oversight and a Presidential election.

   In the United States, Treasury Secretary Paulson, Federal Reserve Chairman Bernanke and the SEC all took drastic action, cutting short-term lending rates, restricting short sales, providing capital, arranging bank mergers, and guaranteeing deposits. As we headed into the fourth quarter of 2008, the U.S. Congress approved a mammoth financial institution bailout package, while demanding that the U.S. government would receive some potential upside in the form of equity, that there would be restrictions on executive compensation, and that homeowners would reap some of the benefits.

   Despite these efforts, the lack of trust in the debt markets spread beyond the financial system's paper economy to the real economy, and on a global scale. In the U.S., the National Bureau of Economic Research declared that the United States entered into a recession in late 2007, confirming what many had suspected. A weak job market and devalued homes had a predictable impact on consumers, leading to record-low readings in the Consumer Confidence Index as the year drew to a close.

   In keeping with this backdrop, the stock markets started 2008 poorly, and only fell further as the year progressed. Most bond markets fell as well, especially those where any credit or counterparty risk is involved. The newly named Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, the most popular measure of the performance of the U.S. bond market, returned 5.24% in 2008. While this is only slightly lower than average, it masks sharp declines that occurred in certain U.S. bond segments, as Treasuries dramatically outperformed other sectors in a risk-sensitive environment. The U.S. equity market in aggregate provided its worst returns since the 1930s, as reflected in the Standard and Poor's 500 Index return of -36.99% for the full one-year period ended December 31, 2008. The damage was essentially across-the-board among investment styles, as evidenced by the unappealing -28.92% return of small-cap value stocks as measured by the Russell 2000 Value Index taking top performance honors for the full year ended December 31, 2008. International equities fell even more than the domestic stock market, with the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index returning -43.38% for the 12 months ended December 31, 2008 in part due to a strengthening of the dollar, which clearly remains a reserve currency during volatile periods in the minds of world investors.

Q. What were the strategic considerations that you applied to the three Portfolios in allocating assets?

A. For each portfolio, assets have been invested in keeping with their broad asset allocation and specific portfolio targets. In addition, over the course of the year we implemented several tactical shifts across all the portfolios.

   During the second quarter, we began to introduce an overweighting of equities, as we viewed valuations as attractive, especially in relation to Treasury yields. In addition, we expected the overall stock market at some point to look ahead to economic recovery. The overweighting of equities was removed at the end of the third quarter, as our outlook for the duration of the economy's difficulties became more negative.

   Within the equity portion, as we entered the annual reporting period, the Portfolios were overweight large-cap stocks relative to small-cap stocks within the U.S. stock portion of the portfolios. An important consideration in the weighting was our view that large caps had the potential to outperform as the market anticipated a

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   recession, given that large-cap stocks have been more resilient under that scenario in the past. In addition, the tight credit environment seemed to favor large, cash-rich companies. As the period progressed and it became clear that a recession was underway, we began to add small-cap exposure and move to a neutral posture, as small caps often are the first to look ahead to the prospect of economic recovery. The early weighting toward large caps was a modest negative for the Portfolios' performance over the first half of 2008, as the segment suffered in the wake of an oil price spike in June.

   Over the second half of 2008, the equity portions of the portfolios were positioned neutrally with respect to the various equity categories. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

   Within fixed income, the yield spread offered by high-yield bonds versus investment-grade issues was below its long-term average entering 2008, and we moved to underweight the high-yield bond offering in favor of equities and investment-grade bonds. While high-yield bonds indeed lagged investment-grade issues, the positive impact of the underweighting was negated as equities overseas encountered weakness and financial stocks dragged down equity returns in the U.S. Near the end of the first quarter, high-yield spreads reached more attractive levels and we moved to a neutral weighting. Spreads continued to widen over the course of the year, however, and closed the period at record levels.

   Finally, we have continued to underweight REITs (Real Estate Investment Trusts) in favor of equities during the period. For the full one-year period ended December 31, 2008, REITs performed essentially in line with equities, falling 37.7% as measured by the FTSE NAREIT Equity Index. However, REITs experienced even more volatility along the way than the stock market, and we continue to underweight REITs in view of our risk/reward assessment of the asset class. REITs generally carry higher degrees of leverage than most companies. In the current credit crisis, REITs may find it difficult to refinance debt and will certainly pay higher borrowing costs moving forward. From a fundamental perspective, hotel occupancy rates are down, businesses are contracting and retailers are declaring bankruptcy. In addition, valuations remain above long-term averages for U.S. equity REITs.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. We believe that the flight to quality that has taken place during the financial crisis has resulted in riskier assets being over-sold and safe assets such as the U.S. dollar and U.S. Treasury bills being over-bought. At the current lows for asset classes such as equities and credit-sensitive sectors of the bond market, we believe that strategic long-term investors will be rewarded, although the journey may be fairly bumpy. When the economy nears the end of this current recession, we think patient investors should see corporate bonds outperform government bonds, high-yield bonds outperform investment-grade credit quality issues, non-U.S. bonds outperform U.S. bonds, and equities outperform bonds.

   In this vein, we are considering several dynamic tilts in the Portfolios that we believe will be profitable when the end of the recession nears. These include overweighting U.S. investment-grade corporate bonds relative to cash and U.S. Treasury bills, as well as overweighting non-U.S. bonds over U.S. bonds. We are also considering overweighting equities relative to bonds.

   The big question is, of course, "When will the global economy improve?" In light of the expected length and depth of the current recession, it may be some time before we feel that meaningful shifts in the direction of more risk-sensitive asset classes are merited.




Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/08
--------------------------------------------------------------------------------

Moderate Allocation

The Portfolio's Class I shares had a total return of -30.81% for the 12-month period ended December 31, 2008, while Class II shares returned -30.99%. Over the same 12-month period, the S&P 500 returned -36.99%, the Barclays Capital Aggregate Bond Index returned 5.24%, and the average return of the 157 variable portfolios in Lipper's Mixed-Asset Target Allocation/Moderate Underlying Funds category was -25.34%.

The Portfolio targeted an asset allocation of 60% equities, 40% fixed income during the period. At the end of the period, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 8.81% of assets on December 31, 2008. Pioneer Fund was the next largest equity holding at 8.07% of assets. Within the fixed- income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund at 13.13% of assets, closely followed by Pioneer Short Term Income Fund, at 12.57% assets.

Growth Allocation

The Portfolio's Class II shares had a total return of -35.00% for the 12-month period ended December 31, 2008. Over the same 12-month period, the S&P 500 returned -36.99%, the Barclays Capital Aggregate Bond Index returned 5.24%, and the average return of the 197 portfolios in Lipper's Mixed-Asset Target Allocation/Growth Underlying Funds category was -29.60%.

The Portfolio targeted an asset allocation of 75% equities, 25% fixed income during the period. At the end of the period, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 8.49% of assets on December 31, 2008. Pioneer Fund was the next largest equity holding at 7.95% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Bond Fund at 9.56% of assets, followed by a shorter duration bond fund, Pioneer Short Term Income Fund, at 7.43% of assets.

Aggressive Allocation

The Portfolio's Class II shares had a total return of -39.63% for the 12-month period ended December 31, 2008. Over the same 12-month period, the S&P 500 returned -36.99%, the Barclays Capital Aggregate Bond Index returned 5.24%, and the average return of the 197 portfolios in Lipper's Multi-Cap Core Underlying Funds category was -38.66%.

The Portfolio targeted an asset allocation of 90% equities, 10% fixed income during the period. At the end of the period, the Portfolio was positioned neutrally with respect to the breakdown between equities and fixed income. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 10.08% of assets on December 31, 2008. Pioneer Fund was the next largest equity holding at 8.91% of assets. Within the fixed-income portion of the Portfolio, the largest allocation was to the Pioneer Bond Fund.



Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

A Word About Risk:

A Portfolios' performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

    Shares                                                       Value
             MUTUAL FUNDS - 100.0%
             NON-PIONEER FUNDS - 17.1%
   265,149   AIM Trimark Small Companies Fund
             Institutional Class                          $  2,296,186
   144,419   AIM Global Real Estate Fund Institutional
             Class                                           1,057,150
   402,819   AIM Global Aggressive Growth Fund
             Institutional Class                             4,358,507
   189,419   AIM International Growth Fund
             Institutional Class                             3,557,296
   229,788   BlackRock Fundamental Growth Fund
             Institutional Class                             3,359,494
   310,246   BlackRock International Index Fund
             Institutional Class                             2,714,654
    88,444   BlackRock Value Opportunities Fund
             Institutional Class                             1,050,715
   500,199   Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             1,555,619
    14,364   Oppenheimer Main Street Small-Cap Fund
             Class Y                                           182,855
                                                          ------------
             TOTAL INVESTMENTS IN NON-
             PIONEER FUNDS
             (Cost $33,362,554)                           $ 20,132,476
                                                          ------------
             PIONEER FUNDS - 82.9%
 1,891,243   Pioneer Bond Fund Class Y                    $ 15,413,628
   338,779   Pioneer Cullen Value Fund Class Y               4,807,276
   159,722   Pioneer Emerging Markets Fund Class Y           2,621,042
    60,975   Pioneer Europe Select Equity Fund Class Y       1,098,765
   339,687   Pioneer Floating Rate Fund Class Y              1,718,818
   324,195   Pioneer Fund Class Y                            9,472,992
   903,639   Pioneer Global High Yield Fund Class Y          5,882,690
   179,636   Pioneer Growth Opportunities Fund
             Class Y                                         2,920,885
   543,259   Pioneer High Yield Fund Class Y                 3,292,147
   557,209   Pioneer Independence Fund Class Y               3,828,023
   222,481   Pioneer International Equity Fund Class Y       2,907,823
   184,302   Pioneer Mid-Cap Growth Fund Class Y             1,618,170
   270,015   Pioneer Mid-Cap Value Fund Class Y              4,098,825
   286,705   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                         2,436,989
   176,829   Pioneer Real Estate Shares Fund Class Y         2,295,238
 1,596,300   Pioneer Research Fund Class Y                  10,344,021


    Shares                                                       Value
             PIONEER FUNDS - (continued)
 1,657,304   Pioneer Short Term Income Fund Class Y       $ 14,750,002
   186,396   Pioneer Small Cap Value Fund Class Y            2,816,441
   298,224   Pioneer Strategic Income Fund Class Y           2,525,956
   274,387   Pioneer Value Fund Class Y                      2,431,066
                                                          ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $139,769,617)                          $ 97,280,797
                                                          ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 100.0%
             (Cost $173,132,171)(a)                       $117,413,273
                                                          ------------
             OTHER ASSETS AND
             LIABILITIES - (0.0%)                         $    (33,736)
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $117,379,537
                                                          ============

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $174,641,496 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $         --
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                   (57,228,223)
                                                                   ------------
     Net unrealized loss                                           $(57,228,223)
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $71,909,584 and $61,972,777, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 --  quoted prices in active markets for identical securities
 Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:


                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------------------------
Level 1 -- Quoted Prices                           $117,413,273
Level 2 -- Other Significant Observable Inputs               --
Level 3 -- Significant Unobservable Inputs                   --
                                                   ------------
Total                                              $117,413,273
                                                   ============


The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

    Shares                                                       Value
             MUTUAL FUNDS - 100.8%
             NON-PIONEER FUNDS - 19.5%
   632,714   AIM Trimark Small Companies Fund
             Institutional Class                          $  5,479,304
   353,417   AIM Global Real Estate Fund Institutional
             Class                                           2,587,009
   785,105   AIM Global Aggressive Growth Fund
             Institutional Class                             8,494,837
   286,080   AIM International Growth Fund
             Institutional Class                             5,372,589
   482,972   BlackRock Fundamental Growth Fund
             Institutional Class                             7,061,054
   286,665   BlackRock International Index Fund
             Institutional Class                             2,508,319
   141,820   BlackRock Value Opportunities Fund
             Institutional Class                             1,684,820
 1,155,653   Oppenheimer Commodity Strategy Total
             Return Fund Class Y                             3,594,081
                                                          ------------
             TOTAL INVESTMENTS IN NON-
             PIONEER FUNDS
             (Cost $60,712,443)                           $ 36,782,013
                                                          ------------
             PIONEER FUNDS - 81.3%
 2,208,880   Pioneer Bond Fund Class Y                    $ 18,002,369
   684,585   Pioneer Cullen Value Fund Class Y               9,714,261
   461,625   Pioneer Emerging Markets Fund Class Y           7,575,263
   202,435   Pioneer Equity Income Fund Class Y              4,062,872
   137,100   Pioneer Europe Select Equity Fund Class Y       2,470,543
   512,086   Pioneer Fund Class Y                           14,963,161
    834987   Pioneer Global High Yield Fund Class Y          5,435,768
    16,374   Pioneer Government Income Fund Class Y            160,796
   457,660   Pioneer Growth Opportunities Fund
             Class Y                                         7,441,548
   559,707   Pioneer High Yield Fund Class Y                 3,391,825
 1,030,502   Pioneer Independence Fund Class Y               7,079,547
   564,708   Pioneer International Equity Fund Class Y       7,380,733
   418,237   Pioneer Mid-Cap Growth Fund Class Y             3,672,125
   610,396   Pioneer Mid-Cap Value Fund Class Y              9,265,809
   486,751   Pioneer Oak Ridge Large Cap Growth Fund
             Class Y                                         4,137,383
   358,387   Pioneer Real Estate Shares Fund Class Y         4,651,862
 2,467,248   Pioneer Research Fund Class Y                  15,987,764
 1,572,547   Pioneer Short Term Income Fund Class Y         13,995,665


    Shares                                                       Value
             PIONEER FUNDS - (continued)
   496,071   Pioneer Small Cap Value Fund Class Y         $  7,495,634
   222,708   Pioneer Strategic Income Fund Class Y           1,886,339
   475,427   Pioneer Value Fund Class Y                      4,212,287
                                                          ------------
             TOTAL INVESTMENTS IN
             PIONEER FUNDS
             (Cost $232,245,497)                          $152,983,554
                                                          ------------
             TOTAL INVESTMENTS IN
             SECURITIES - 100.8%
             (Cost $292,957,940)(a)                       $189,765,567
                                                          ------------
             OTHER ASSETS AND
             LIABILITIES - (0.8%)                         $ (1,497,237)
                                                          ------------
             TOTAL NET ASSETS - 100.0%                    $188,268,330
                                                          ============

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $294,894,083 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $       9,420
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                   (105,137,936)
                                                                   -------------
     Net unrealized loss                                           $(105,128,516)
                                                                   ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $116,644,285 and $74,828,499, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 --  quoted prices in active markets for identical securities
 Level 2 --  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 --  significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:


                                                    Investments
Valuation Inputs                                   in Securities
-----------------------------------------------------------------
Level 1 -- Quoted Prices                           $189,765,567
Level 2 -- Other Significant Observable Inputs               --
Level 3 -- Significant Unobservable Inputs                   --
                                                   ------------
Total                                              $189,765,567
                                                   ============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

      Shares                                                          Value
                   MUTUAL FUNDS - 100.4%
                   NON-PIONEER FUNDS - 21.4%
      27,453       AIM Trimark Small Companies Fund
                   Institutional Class                           $  237,739
      22,022       AIM Global Real Estate Fund Institutional
                   Class                                            161,201
      50,616       AIM Global Aggressive Growth Fund
                   Institutional Class                              547,668
      13,073       AIM International Growth Fund
                   Institutional Class                              245,517
      21,729       BlackRock Fundamental Growth Fund
                   Institutional Class                              317,677
       6,713       BlackRock Value Opportunities Fund
                   Institutional Class                               79,753
      39,120       Oppenheimer Commodity Strategy Total
                   Return Fund Class Y                              121,662
                                                                 -----------
                   TOTAL INVESTMENTS IN NON-
                   PIONEER FUNDS
                   (Cost $2,826,731)                             $ 1,711,217
                                                                 -----------
                   PIONEER FUNDS - 79.0%
      58,269       Pioneer Bond Fund Class Y                     $  474,892
      28,209       Pioneer Cullen Value Fund Class Y                400,282
      25,279       Pioneer Emerging Markets Fund Class Y            414,830
       8,067       Pioneer Equity Income Fund Class Y               161,900
      13,602       Pioneer Europe Select Equity Fund Class Y        245,106
      24,387       Pioneer Fund Class Y                             712,596
      11,185       Pioneer Global High Yield Fund Class Y            72,816
      30,646       Pioneer Growth Opportunities Fund
                   Class Y                                          498,308
      59,242       Pioneer Independence Fund Class Y                406,992
      37,511       Pioneer International Equity Fund Class Y        490,269
      18,413       Pioneer Mid-Cap Growth Fund Class Y              161,662
      35,140       Pioneer Mid-Cap Value Fund Class Y               533,422
      18,511       Pioneer Oak Ridge Large Cap Growth Fund
                   Class Y                                          157,340
      19,266       Pioneer Real Estate Shares Fund Class Y          250,076
     124,370       Pioneer Research Fund Class Y                    805,921
      24,328       Pioneer Small Cap Value Fund Class Y             367,599


      Shares                                                           Value
                   PIONEER FUNDS - (continued)
      18,162       Pioneer Value Fund Class Y                    $  160,917
                                                                 -----------
                   TOTAL INVESTMENTS IN
                   PIONEER FUNDS
                   (Cost $9,645,865)                             $6,314,928
                                                                 -----------
                   TOTAL INVESTMENTS IN
                   SECURITIES - 100.4%
                   (Cost $12,472,596)(a)                         $8,026,145
                                                                 -----------
                   OTHER ASSETS AND
                   LIABILITIES - (0.4%)                          $  (29,950)
                                                                 ===========
                   TOTAL NET ASSETS - 100.0%                     $7,996,195
                                                                 ===========

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal tax purposes of $12,859,125 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $        --
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                   (4,832,980)
                                                                   -----------
     Net unrealized loss                                           $(4,832,980)
                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $5,374,809 and $4,622,062, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

 Level 1 -- quoted prices in active markets for identical securities
 Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
 Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's assets:


                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------------------------
Level 1 -- Quoted Prices                           $8,026,145
Level 2 -- Other Significant Observable Inputs             --
Level 3 -- Significant Unobservable Inputs                 --
                                                   ----------
Total                                              $8,026,145
                                                   ==========


The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                 12/15/06 (a)
                                                                                     Year Ended   Year Ended          to
Class I                                                                               12/31/08     12/31/07        12/31/06
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                                  $  12.04     $ 11.62       $   11.63
                                                                                      --------     -------       --------
Increase (decrease) from investment operations:
 Net investment income (b)                                                            $   0.34     $  0.15       $    0.05
 Net realized and unrealized gain (loss) on investments                                  (3.78)       0.54           (0.06)
                                                                                      --------     -------       ---------
  Net increase (decrease) from investment operations                                  $  (3.44)    $  0.69       $   (0.01)
                                                                                      --------     -------       ---------
Distributions to shareowners:
 Net investment income                                                                $  (0.33)   $  (0.12)      $      --
 Net realized gain                                                                       (0.66)      (0.15)             --
                                                                                      --------    --------       ---------
 Total distributions to shareowners                                                   $  (0.99)   $  (0.27)      $      --
                                                                                      --------    --------       ---------
Net increase (decrease) in net asset value                                            $  (4.43)   $   0.42       $   (0.01)
                                                                                      --------    --------       ---------
Net asset value, end of period                                                        $   7.61    $  12.04       $   11.62
                                                                                      ========    ========       =========
Total return*                                                                           (30.81)%      5.95%          (0.09)%(c)
Ratio of net expenses to average net assets+                                              0.15%       0.14%           0.90%**
Ratio of net investment income to average net assets+                                     3.35%       1.23%           9.80%**
Portfolio turnover rate                                                                     40%         12%              1%(c)
Net assets, end of period (in thousands)                                              $ 12,105    $ 20,582       $  25,009
Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             0.31%       0.27%           0.90%**
 Net investment income                                                                    3.19%       1.10%           9.80%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                               3/18/05 (a)
                                                                Year Ended     Year Ended     Year Ended           to
Class II                                                         12/31/08       12/31/07       12/31/06         12/31/05
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                             $  12.01       $  11.61      $  10.63         $  10.00
                                                                 --------       --------      --------         -------
Increase (decrease) from investment operations:
 Net investment income (b)                                       $   0.31       $   0.31      $   0.24         $   0.15
 Net realized and unrealized gain (loss) on investments             (3.77)          0.36          0.87             0.48
                                                                 --------       --------      --------         -------
  Net increase (decrease) from investment operations             $  (3.46)      $   0.67      $   1.11         $   0.63
                                                                 --------       --------      --------         -------
Distributions to shareowners:
 Net investment income                                           $  (0.30)      $  (0.12)     $  (0.04)        $     --
 Net realized gain                                                  (0.66)         (0.15)        (0.09)              --
                                                                 --------       --------      --------         --------
 Total distributions to shareowners                              $  (0.96)      $  (0.27)     $  (0.13)        $     --
                                                                 --------       --------      --------         --------
Net increase (decrease) in net asset value                       $  (4.42)      $   0.40      $   0.98         $   0.63
                                                                 --------       --------      --------         --------
Net asset value, end of period                                   $   7.59       $  12.01      $  11.61         $  10.63
                                                                 ========       ========      ========         ========
Total return*                                                      (30.99)%         5.77%        10.62%            6.30%(c)
Ratio of net expenses to average net assets+                         0.39%          0.39%         0.46%            0.74%**
Ratio of net investment income to average net assets+                3.10%          2.53%         2.24%            1.73%**
Portfolio turnover rate                                                40%            12%            1%              27%(c)
Net assets, end of period (in thousands)                         $105,275       $149,973      $ 97,980       $   20,067
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.55%          0.52%         0.60%            1.42%**
 Net investment income                                               2.94%          2.40%         2.10%            1.05%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.   15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                               3/18/05 (a)
                                                                Year Ended     Year Ended     Year Ended           to
Class II                                                         12/31/08       12/31/07       12/31/06         12/31/05
Growth Allocation VCT Portfolio
Net asset value, beginning of period                             $  12.41       $  12.07       $  10.78        $  10.00
                                                                 --------       --------       --------        --------
Increase (decrease) from investment operations:
 Net investment income (b)                                       $   0.23       $   0.21       $   0.22        $   0.11
 Net realized and unrealized gain (loss) on investments             (4.27)          0.49           1.14            0.67
                                                                 --------       --------        -------        --------
  Net increase (decrease) from investment operations             $  (4.04)      $   0.70       $   1.36        $   0.78
                                                                 --------       --------       --------        --------
Distributions to shareowners:
 Net investment income                                           $  (0.24)      $  (0.13)      $  (0.02)       $     --
 Net realized gain                                                  (0.75)         (0.23)         (0.05)             --
                                                                 --------       --------       --------        --------
 Total distributions to shareowners                              $  (0.99)      $  (0.36)      $  (0.07)       $     --
                                                                 --------       --------       --------        --------
Net increase (decrease) in net asset value                       $  (5.03)      $   0.34       $   1.29        $   0.78
                                                                 --------       --------       --------        --------
Net asset value, end of period                                   $   7.38       $  12.41       $  12.07        $  10.78
                                                                 ========       ========       ========        ========
Total return*                                                      (35.00)%         5.74%         12.67%           7.80%(c)
Ratio of net expenses to average net assets+                         0.38%          0.38%          0.43%           0.74%**
Ratio of net investment income to average net assets+                2.31%          1.68%          2.00%           1.34%**
Portfolio turnover rate                                                32%             7%             0%             20%(c)
Net assets, end of period (in thousands)                         $188,268       $254,713       $148,784         $13,245
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        0.53%          0.48%          0.53%           1.74%**
 Net investment income                                               2.16%          1.58%          1.90%           0.34%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

16   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                               3/18/05 (a)
                                                                Year Ended     Year Ended     Year Ended           to
Class II                                                         12/31/08       12/31/07       12/31/06         12/31/05
Aggressive Allocation VCT Portfolio
Net asset value, beginning of period                             $  12.54      $  12.42       $  10.98         $  10.00
                                                                 --------      --------       --------         --------
Increase (decrease) from investment operations:
 Net investment income (b)                                       $   0.12      $   0.08       $   0.09         $   0.08
 Net realized and unrealized gain (loss) on investments             (4.66)         0.58           1.48             0.90
                                                                 --------      --------       --------         --------
  Net increase (decrease) from investment operations             $  (4.54)     $   0.66       $   1.57         $   0.98
                                                                 --------      --------       --------         --------
Distributions to shareowners:
 Net investment income                                           $  (0.17)     $  (0.16)      $  (0.03)        $     --
 Net realized gain                                                  (1.07)        (0.38)        ( 0.10)              --
                                                                 --------      --------       --------         --------
 Total distributions to shareowners                              $  (1.24)     $  (0.54)      $  (0.13)        $     --
                                                                 --------      --------       --------         --------
Net increase (decrease) in net asset value                       $  (5.78)     $   0.12       $  1.44          $   0.98
                                                                 --------      --------       --------         --------
Net asset value, end of period                                   $   6.76      $  12.54       $ 12.42          $  10.98
                                                                 ========      ========       ========         ========
Total return*                                                      (39.63)%        5.19%         14.44%            9.80%(c)
Ratio of net expenses to average net assets+                         0.55%         0.74%          0.74%            0.74%**
Ratio of net investment income to average net assets+                1.19%         0.61%          0.79%            0.90%**
Portfolio turnover rate                                                43%           18%             7%              17%(c)
Net assets, end of period (in thousands)                         $  7,996      $ 12,631       $ 10,672         $  3,077
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.20%         0.98%          1.40%            5.94%**
 Net investment income (loss)                                        0.55%         0.37%          0.13%           (4.30)%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.   17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

                                                                              Moderate            Growth          Aggressive
                                                                             Allocation         Allocation        Allocation
                                                                           VCT Portfolio      VCT Portfolio      VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (at cost
 $139,769,617, $232,245,497 and $9,645,865, respectively)                  $  97,280,797     $  152,983,554      $  6,314,928
 Investments in securities of unaffiliated issuers, at value (at cost
 $33,362,554, $60,712,443 and $2,826,731, respectively)                       20,132,476         36,782,013         1,711,217
                                                                           -------------     --------------      ------------
 Total investments in securities, at value
 (at cost $173,132,171, $292,957,940 and $12,472,596
 respectively)                                                             $ 117,413,273     $  189,765,567      $  8,026,145
 Cash                                                                            118,006            654,370            16,144
 Receivables for:
  Investment Funds sold                                                           40,638            528,762                --
  Due from Pioneer Investment Management, Inc.                                    20,546             53,038             9,813
                                                                           -------------     --------------      ------------
    Total assets                                                           $ 117,592,463     $  191,001,737      $  8,052,102
                                                                           -------------     --------------      ------------
LIABILITIES:
 Payables for:
  Investment Funds purchased                                               $      31,716     $      783,539      $         --
  Capital stock redeemed                                                          48,032          1,767,249               570
 Due to affiliates                                                                43,100             73,057             3,226
 Accrued expenses and other liabilities                                           90,078            109,562            52,111
                                                                           -------------     --------------      ------------
    Total liabilities                                                      $     212,926     $    2,733,407      $     55,907
                                                                           -------------     --------------      ------------
NET ASSETS:
 Paid-in capital                                                           $ 176,125,629     $  296,073,657      $ 13,295,302
 Undistributed net investment income                                           4,795,959          5,439,179           126,630
 Accumulated net realized loss on investments                                 (7,823,153)       (10,052,133)         (979,286)
 Net unrealized loss on investments                                          (55,718,898)      (103,192,373)       (4,446,451)
                                                                           -------------     --------------      ------------
  Total net assets                                                         $ 117,379,537     $  188,268,330      $  7,996,195
                                                                           =============     ==============      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                              $  12,104,615     $           --      $         --
 Net Assets of Class II Shares                                             $ 105,274,922     $  188,268,330      $  7,996,195
                                                                           -------------     --------------      ------------
 Class I Shares outstanding                                                    1,590,338                 --                --
 Class II Shares outstanding                                                  13,862,441         25,514,555         1,183,554
                                                                           -------------     --------------      ------------
 Net Asset Value -- Class I Shares                                         $        7.61     $           --      $         --
 Net Asset Value -- Class II Shares                                        $        7.59     $         7.38      $       6.76

18   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08


                                                                             Moderate             Growth           Aggressive
                                                                            Allocation          Allocation         Allocation
                                                                          VCT Portfolio       VCT Portfolio       VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers                    $   4,832,334      $    5,501,612       $    148,427
 Dividend income from securities of unaffiliated issuers                        473,227             805,758             36,510
 Interest                                                                        20,786               5,893                542
                                                                          -------------      --------------       ------------
    Total investment income                                               $   5,326,347      $    6,313,263       $    185,479
                                                                          -------------      --------------       ------------
EXPENSES:
 Management fees                                                          $     208,344      $      321,847       $     14,635
 Transfer agent fees
  Class I                                                                         1,501               1,501              1,501
  Class II                                                                        1,890                  --                 --
 Distribution fees (Class II)                                                   339,111             587,206             26,591
 Administrative fees                                                             38,134              58,726              2,660
 Custodian fees                                                                  99,876             139,691             18,491
 Professional fees                                                               54,188              64,701             49,065
 Printing fees                                                                   15,450              17,233              5,402
 Fees and expenses of nonaffiliated trustees                                      6,772               6,772              6,772
 Miscellaneous                                                                   30,992              44,556              2,557
                                                                          -------------      --------------       ------------
  Total expenses                                                          $     796,258      $    1,242,233       $    127,674
                                                                          -------------      --------------       ------------
  Less management fees waived and expenses reimbursed
    by Pioneer Investment Management, Inc.                                $    (242,552)     $     (349,680)      $    (69,174)
                                                                          -------------      --------------       ------------
  Net expenses                                                            $     553,706      $      892,553       $     58,500
                                                                          -------------      --------------       ------------
    Net investment income                                                 $   4,772,641      $    5,420,710       $    126,979
                                                                          -------------      --------------       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Net realized loss on investments, affiliated issuers                     $  (8,308,492)     $  (11,951,400)      $ (1,010,000)
 Net realized loss on investments, unaffiliated issuers                        (554,122)            (98,648)           (63,074)
 Realized gain distributions from investment company shares,
 affiliated issuers                                                             795,455           1,346,690             65,227
 Realized gain distributions from investment company shares,
 unaffiliated issuers                                                           415,862             835,185             52,326
 Change in net unrealized loss on investments, affiliated issuers           (38,468,061)        (70,555,156)        (3,209,009)
 Change in net unrealized loss on investments, unaffiliated issuers         (13,230,079)        (23,930,430)        (1,115,514)
                                                                          -------------      --------------       ------------
 Net loss on investments                                                  $ (59,349,437)     $ (104,353,759)      $ (5,280,044)
                                                                          =============      ==============       ============
 Net decrease in net assets resulting from operations                     $ (54,576,796)     $  (98,933,049)      $ (5,153,065)
                                                                          =============      ==============       ============

The accompanying notes are an integral part of these financial statements.   19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                                Year Ended         Year Ended
                                                                                 12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                         $   4,772,641      $   3,517,857
Net realized gain (loss) on investments                                          (7,651,297)        10,490,940
Change in net unrealized loss on investments                                    (51,698,140)        (6,353,442)
                                                                              -------------      -------------
  Net increase (decrease) in net assets resulting from operations             $ (54,576,796)     $   7,655,355
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income
 Class I ($0.33 and $0.12 per share, respectively)                            $    (530,455)     $    (234,522)
 Class II ($0.30 and $0.12 per share, respectively)                              (3,934,625)        (1,284,460)
From net capital gains
 Class I ($0.66 and $0.15 per share, respectively)                               (1,051,637)          (285,854)
 Class II ($0.66 and $0.15 per share, respectively)                              (8,564,515)        (1,569,430)
                                                                              -------------      -------------
  Total distributions to shareowners                                          $ (14,081,232)     $  (3,374,266)
                                                                              -------------      -------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                                              $  23,873,439      $  54,497,618
Reinvestment of distributions                                                    14,081,231          3,374,266
Cost of shares repurchased                                                      (22,472,173)       (14,587,399)
                                                                              -------------      -------------
 Net increase in net assets resulting from Portfolio share transactions       $  15,482,497      $  43,284,485
                                                                              -------------      -------------
 Net increase (decrease) in net assets                                        $ (53,175,531)     $  47,565,574
NET ASSETS:
Beginning of year                                                               170,555,068        122,989,494
                                                                              -------------      -------------
End of year                                                                   $ 117,379,537      $ 170,555,068
                                                                              =============      =============
Undistributed net investment income                                           $   4,795,959      $   4,464,722
                                                                              =============      =============

20   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

                                                               Growth Allocation               Aggressive Allocation
                                                                 VCT Portfolio                     VCT Portfolio
                                                           Year Ended       Year Ended       Year Ended      Year Ended
                                                            12/31/08         12/31/07         12/31/08        12/31/07
FROM OPERATIONS:
Net investment income                                    $   5,420,710    $   3,586,979    $    126,979    $     75,033
Net realized gain (loss) on investments                     (9,868,173)      18,316,123        (955,521)      1,173,612
Change in net unrealized loss on investments               (94,485,586)     (12,245,188)     (4,324,523)       (688,672)
                                                         -------------    -------------    ------------    ------------
 Net increase (decrease) in net assets resulting
  from operations                                        $ (98,933,049)   $   9,657,914    $ (5,153,065)   $    559,973
                                                         -------------    -------------    ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
From net investment income ($0.24, $0.13, $0.17
 and $0.16, per share respectively)                      $  (5,269,408)   $  (2,176,164)   $   (175,370)   $   (149,738)
From net capital gains ($0.75, $0.23, $1.07 and
 $0.38, per share respectively)                            (16,756,182)      (3,970,514)     (1,082,602)       (366,524)
                                                         -------------    -------------    ------------    ------------
 Total distributions to shareowners                      $ (22,025,590)   $  (6,146,678)   $ (1,257,972)   $   (516,262)
                                                         -------------    -------------    ------------    ------------
FROM PORTFOLIO TRANSACTIONS:
Net proceeds from sale of shares                         $  48,070,087    $ 102,753,113    $  2,715,336    $  2,564,241
Reinvestment of distributions                               22,025,590        6,146,678       1,257,972         516,262
Cost of shares repurchased                                 (15,582,121)      (6,481,769)     (2,196,881)     (1,165,109)
                                                         -------------    -------------    ------------    ------------
 Net increase in net assets resulting from Portfolio
  share transactions                                     $  54,513,556    $ 102,418,022    $  1,776,427    $  1,915,394
                                                         -------------    -------------    ------------    ------------
 Net increase (decrease) in net assets                   $ (66,445,083)   $ 105,929,258    $ (4,634,610)   $  1,959,105
NET ASSETS:
Beginning of year                                          254,713,413      148,784,155      12,630,805      10,671,700
                                                         -------------    -------------    ------------    ------------
End of year                                              $ 188,268,330    $ 254,713,413    $  7,996,195    $ 12,630,805
                                                         =============    =============    ============    ============
Undistributed net investment income                      $   5,439,179    $   5,268,073    $    126,630    $    175,277
                                                         =============    =============    ============    ============

The accompanying notes are an integral part of these financial statements.   21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                                          Moderate Allocation
                                                             VCT Portfolio
                                             Year Ended                         Year Ended
                                          December 31, 2008                  December 31, 2007
                                       Shares            Amount           Shares           Amount
Class I
Shares sold                             117,745      $   1,272,049         36,513      $    438,633
Reinvestment of distributions           151,396          1,582,091         42,935           520,376
Less shares repurchased                (388,432)        (3,927,917)      (522,563)       (6,302,382)
                                       --------      -------------       --------      ------------
  Net decrease                         (119,291)     $  (1,073,777)      (443,115)     $ (5,343,373)
                                       ========      =============       ========      ============
Class II
Shares sold                           2,140,103      $  22,601,390      4,506,168      $ 54,058,985
Reinvestment of distributions         1,197,236         12,499,140        235,859         2,853,890
Less shares repurchased              (1,967,158)       (18,544,256)      (687,314)       (8,285,017)
                                     ----------      -------------      ---------      ------------
  Net increase                        1,370,181      $  16,556,274      4,054,713      $ 48,627,858
                                     ==========      =============      =========      ============


                                                           Growth Allocation
                                                             VCT Portfolio
                                              Year Ended                         Year Ended
                                          December 31, 2008                   December 31, 2007
                                       Shares            Amount            Shares           Amount
Class II
Shares sold                           4,564,563      $  48,070,087       8,228,058      $102,753,113
Reinvestment of distributions         2,070,074         22,025,590         486,673         6,146,678
Less shares repurchased              (1,643,183)       (15,582,121)       (523,460)       (6,481,769)
                                     ----------      -------------       ---------      ------------
  Net increase                        4,991,454      $  54,513,556       8,191,271      $102,418,022
                                     ==========      =============       =========      ============


                                                       Aggressive Allocation
                                                           VCT Portfolio
                                            Year Ended                        Year Ended
                                         December 31, 2008                December 31, 2007
                                      Shares           Amount          Shares           Amount
Class II
Shares sold                           300,833      $  2,715,336        198,551      $  2,564,241
Reinvestment of distributions         121,897         1,257,972         39,927           516,262
Less shares repurchased              (246,096)       (2,196,881)       (91,108)       (1,165,109)
                                     --------      ------------        -------      ------------
  Net increase                        176,634      $  1,776,427        147,370      $  1,915,394
                                     ========      ============        =======      ============

22   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio (the Portfolios) are three of 19 portfolios of the Pioneer Variable Contracts Trust, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Portfolio is long-term capital growth and current income. The Growth Portfolio is long-term capital growth and current income. The Aggressive Portfolio seeks long-term capital growth.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation and Aggressive Portfolios offer one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares represents an interest in the same schedule of investments of each Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. The Portfolios' prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The financial statements have been prepared in accordance with U.S. generally accepted accounting principles that require the management of the Portfolios to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation
   Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value. Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Temporary cash investments are valued at cost which approximates market value.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes
   It is the Portfolios' policy to comply with the requirements of the Internal Revenue Service Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provisions are required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

 The Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio, and Pioneer Ibbotson Aggressive Allocation VCT Portfolio have net capital loss carryforwards of $6,313,829, $8,107,263, and $592,407 respectively, which will expire in 2016 if not utilized.

 At December 31, 2008, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.
-------------------------------------------------------------------------------


                                                           Accumulated
                                        Undistributed      net realized
                                       Net Investment     gain (loss) on
Portfolio                               Income (Loss)      investments      Paid-in capital
-------------------------------------------------------------------------------------------
  Moderate Allocation Portfolio           $23,676           $ (23,676)            $--
  Growth Allocation Portfolio              19,804             (19,804)             --
  Aggressive Allocation Portfolio            (256)                256              --

     The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:
-------------------------------------------------------------------------------

Moderate Portfolio                  2008            2007
----------------------------------------------------------
  Distributions paid from:
  Ordinary Income               $ 4,787,900     $1,521,459
  Long-term capital gain          9,293,332      1,852,807
                                -----------     ----------
  Total distributions           $14,081,232     $3,374,266
                                ===========     ==========

-------------------------------------------------------------------------------

Growth Portfolio                    2008            2007
----------------------------------------------------------
  Distributions paid from:
  Ordinary Income               $ 5,352,067     $2,179,588
  Long-term capital gain         16,673,523      3,967,090
                                -----------     ----------
  Total distributions           $22,025,590     $6,146,678
                                ===========     ==========

-------------------------------------------------------------------------------

Aggressive Portfolio                2008           2007
----------------------------------------------------------
  Distributions paid from:
  Ordinary Income               $  191,439      $149,738
  Long-term capital gain         1,066,533       366,524
                                ----------      --------
  Total distributions           $1,257,972      $516,262
                                ==========      ========

     The components of distributable earnings on a federal income tax basis at December 31, 2008 were as follows:
-------------------------------------------------------------------------------


                                       Undistributed         Capital         Net Unrealized
                                          Ordinary            Loss            Appreciation
Portfolio                                  Income         Carryforward       (Depreciation)
--------------------------------------------------------------------------------------------
  Moderate Allocation Portfolio          $4,795,959       $ (6,313,829)     $  (57,228,223)
  Growth Allocation Portfolio             5,430,452         (8,107,263)       (105,128,516)
  Aggressive Allocation Portfolio           126,279           (592,407)         (4,832,980)

C. Portfolio Shares
   The Portfolios record sales and repurchases of each of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:
-------------------------------------------------------------------------------

                                       Management Fee as a Percentage
                                           of each Fund's Average
Fund                                          Daily Net Assets
---------------------------------------------------------------------
  Moderate Allocation Portfolio                     0.13%
  Growth Allocation Portfolio                       0.13%
  Aggressive Allocation Portfolio                   0.13%

Management fees are calculated daily at the following annual rates on Non-Pioneer managed assets:
-------------------------------------------------------------------------------


                                       Management Fee as a Percentage
                                           of each Fund's Average
Fund                                          Daily Net Assets
---------------------------------------------------------------------
  Moderate Allocation Portfolio                     0.17%
  Growth Allocation Portfolio                       0.17%
  Aggressive Allocation Portfolio                   0.17%

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008:
-------------------------------------------------------------------------------


Fund                                    Amount
----------------------------------------------
  Moderate Allocation Portfolio        $18,463
  Growth Allocation Portfolio          $29,506
  Aggressive Allocation Portfolio      $ 1,263

From January 1, 2006 through December 31, 2008, PIM did not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:
-------------------------------------------------------------------------------


Fund                                   Class II
-----------------------------------------------
  Moderate Allocation Portfolio          0.74%
  Growth Allocation Portfolio            0.74%
  Aggressive Allocation Portfolio        0.74%

Effective August 1, 2006, PIM further agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:
-------------------------------------------------------------------------------

Fund                                   Class II
-----------------------------------------------
  Moderate Allocation Portfolio          0.39%
  Growth Allocation Portfolio            0.38%
  Aggressive Allocation Portfolio        0.74%

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

Effective January 1, 2008, PIM additionally agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Aggressive Allocation Portfolio to the extent necessary to limit Class II expenses to 0.55%.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in transfer agent fees payable to PIMSS at December 31, 2008:
-------------------------------------------------------------------------------

Fund                                   Amount
----------------------------------------------
  Moderate Allocation Portfolio        $252
  Growth Allocation Portfolio          $126
  Aggressive Allocation Portfolio      $126


4. Distribution Plans
The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2008:


Fund                                    Amount
----------------------------------------------
  Moderate Allocation Portfolio        $24,385
  Growth Allocation Portfolio          $43,425
  Aggressive Allocation Portfolio      $ 1,837

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of

Pioneer Ibbotson Moderate, Growth, and Aggressive Allocation VCT Portfolios:


We have audited the accompanying statements of assets and liabilities of Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio, (collectively the "Portfolios"), three of the portfolios constituting the Pioneer Variable Contracts Trust (the Trust), including the schedules of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Portfolios' custodian or by other appropriate auditing procedures of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation, Pioneer Ibbotson Growth Allocation and Pioneer Ibbotson Aggressive Allocation VCT Portfolios at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
For the fiscal year ended December 31, 2008, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Portfolios designated up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2008 Form 1099-DIV.

The qualifying percentage of ordinary income dividends for the purposes of the corporate dividends received deduction was:

  Moderate Allocation Portfolio           18.70%
  Growth Allocation Portfolio             28.95%
  Aggressive Allocation Portfolio         46.48%

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.


At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.


At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.


Nature, Extent and Quality of Services


The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.


Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.


Performance of the Portfolio


The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and three year periods ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Sub-advisory Fee and Expenses


The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.


The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the third quintile relative to its Strategic Insight peer group. The Trustees noted that PIM agreed that the contractual expense limitation agreement would be in effect for the Portfolio until at least December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)                     (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed the advisory fees charged by the sub-adviser to its other clients with similar investment strategies as the Portfolio. The Trustees noted that the fee rates for those clients generally were in line with the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.


The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the contractual expense limitation agreed to by PIM with respect to the Portfolio.


Profitability


The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.


Economies of Scale


The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee currently were not necessary.


Other Benefits


The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Portfolio.


Conclusion


After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.


At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.


At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.


Nature, Extent and Quality of Services


The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.


Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.


Performance of the Portfolio


The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2008 and that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the three year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Sub-advisory Fee and Expenses


The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.


The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the third quintile relative to its Strategic Insight peer group. The Trustees noted that PIM agreed that the contractual expense limitation agreement would be in effect for the Portfolio until at least December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)                     (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed the advisory fees charged by the sub-adviser to its other clients with similar investment strategies as the Portfolio. The Trustees noted that the fee rates for those clients generally were in line with the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.


The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the contractual expense limitation agreed to by PIM with respect to the Portfolio.


Profitability


The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.


Economies of Scale


The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee currently were not necessary.


Other Benefits


The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Portfolio.


Conclusion


After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.


At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.


At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.


Nature, Extent and Quality of Services


The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.


Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.


Performance of the Portfolio


The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Sub-advisory Fee and Expenses


The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.


The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio was lowered in 2008 and that the data included a period in which the higher contractual expense limitation was in effect. They also noted that PIM agreed that the contractual expense limitation agreement would be in effect until at least December 31, 2009.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)                     (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed the advisory fees charged by the sub-adviser to its other clients with similar investment strategies as the Portfolio. The Trustees noted that the fee rates for those clients generally were in line with the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.


The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the contractual expense limitation agreed to by PIM with respect to the Portfolio.


Profitability


The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.


Economies of Scale


The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee currently were not necessary.


Other Benefits


The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Portfolio.


Conclusion


After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The Board of Trustees provides broad supervision over the
                                                          Portfolio's affairs. The officers of the Trust are responsible for
Custodian                                                 the Trust's operations. The Trustees and officers are listed below,
Brown Brothers Harriman & Co.                             together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the
Independent Registered Public Accounting Firm             Brown Brothers Harriman & Co. meaning of the 1940 Act are referred
Ernst & Young LLP                                         to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                     Trustees serves as a trustee of each of the 76 U.S. registered
Pioneer Funds Distributor, Inc.                           investment portfolios for which Pioneer serves as investment adviser
                                                          (the "Pioneer Funds"). The address for all Trustees and all officers
Legal Counsel                                             of the Trust is 60 State Street, Boston, Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
---------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   None
--------------------------------------------------------------------
Daniel K. Kingsbury        None
(50)*
--------------------------------------------------------------------

*Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
-------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
Benjamin M. Friedman       Professor, Harvard University
(64)
-------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
-------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
-------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
----------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President -- Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager -- Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager -- Fund Accounting, Administration and
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President --
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
----------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------


NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     None
---------------------------------------------------------------------
Christopher J. Kelley (44)   None
---------------------------------------------------------------------
Mark E. Bradley (49)         None
---------------------------------------------------------------------
Luis I. Presutti (43)        None
---------------------------------------------------------------------
Gary Sullivan (50)           None
---------------------------------------------------------------------
Katherine Kim Sullivan       None
  (35)
---------------------------------------------------------------------
Teri W. Anderholm (49)       None
---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[Logo]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18685-03-0209


                                                            [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                     Pioneer Independence VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2008

NOTE: Effective November 9, 2007, Pioneer Growth Shares VCT Portfolio was renamed Pioneer Independence VCT Portfolio.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Independence VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           9
  Notes to Financial Statements                 14
  Report of Independent Registered Public
    Accounting Firm                             17
  Trustees, Officers and Service Providers      18

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               89.2%
Temporary Cash Investments                        9.8%
Preferred Stocks                                  1.0%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                           39.7%
Industrials                                      29.3%
Health Care                                      11.7%
Financials                                        8.3%
Energy                                            5.7%
Materials                                         4.2%
Consumer Staples                                  0.6%
Consumer Discretionary                            0.5%


Five Largest Holdings
(As a percentage of equity holdings)

  1.       IntercontinentalExchange,
             Inc.                          5.09%
  2.       Continental Airlines, Inc.
             (Class B)                     5.03
  3.       Bristol-Myers Squibb Co.        5.02
  4.       United Technologies Corp.       5.00
  5.       Intel Corp.                     4.95

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/08      12/31/07
  Class I                     $ 8.00       $ 15.69
  Class II                    $ 7.88       $ 15.46


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.0458       $  -              $  -
  Class II                  $ 0.0036       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Independence VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

            Pioneer              Pioneer
        Independence VCT     Independence VCT
           Portfolio,           Portfolio,             Russell 1000
            Class I              Class II              Growth Index
            -------              --------              ------------
12/98      $10,000              $10,000                 $10,000
12/00        9,943                9,963                  10,330
12/02        5,278                5,224                   5,928
12/04        7,059                6,931                   8,176
12/06        7,982                7,797                   9,387
12/08        4,398                4,271                   6,462

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
                                                 Class I       Class II
--------------------------------------------------------------------------------
10 Years                                         -7.89%        -8.16%
5 Years                                          -7.84%        -8.10%
1 Year                                          -48.84%       -49.02%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Class II shares commenced operations on May 1, 2000. Portfolio returns for Class II shares prior to May 1, 2000 are based on the performance of Class I shares and reflect higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value On 12/31/08               $   605.16       $   603.81
Expenses Paid During Period*                   $     4.76       $     5.85

* Expenses are equal to the Portfolio's annualized expense ratio of 1.18% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.


Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value On 12/31/08               $ 1,019.20       $ 1,017.85
Expenses Paid During Period*                   $     5.99       $     7.35

* Expenses are equal to the Portfolio's annualized expense ratio of 1.18% and 1.45%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio's results for 2008 reflect the year's steep market declines triggered by the spreading credit crisis. In the following pages, portfolio manager Andrew Acheson reviews the impact of the year's events on the Portfolio's performance and offers his outlook for upcoming quarters.

Q: What were market conditions like over the last six months of the 12-month period ended December 31, 2008?

A: After holding their ground in the spring, stocks weakened in the summer, then plunged in September as the credit crisis deepened and a bruising recession took hold. The bankruptcy of Lehman Brothers and dissolution of other prominent financial institutions triggered fears of systemic failure. Banks, fearing that loans would not be repaid, stopped lending to businesses, to individuals and to each other. Shaken investors pulled money from banks and sold stocks and non-government bonds, redirecting waves of assets into U.S. Treasury securities. The U.S. government responded to the burgeoning crisis with unprecedented measures, including record low interest rates and huge stimulus packages, in an effort to thaw frozen credit markets and bail out the sinking economy. Stocks responded favorably, staging a modest rally from their late November lows during the last weeks of the year.

Q:   How did the Portfolio perform against that background?

A: For the twelve months ended December 31, 2008, Pioneer Independence VCT Portfolio's Class I shares had a total return of -48.84% at net asset value, and Class II shares returned -49.02%. The Portfolio's results were well behind the -38.44% return of the benchmark Russell 1000 Growth Index over the same 12-month period, and the -41.68% average return of the 224 variable portfolios in Lipper's Large-Cap Growth category.

Q: Which of your decisions most affected the Portfolio's performance over the past six months, from July 1 to December 31, 2008?

A: The Portfolio's performance shortfall compared to the Russell 1000 Growth Index arose from sector exposures and disappointments among individual stocks. Throughout the year, the Portfolio was generally overweight relative to the index in financials and materials, two very weak sectors. The overweights were the result of our stock selection process that had identified what we felt were attractive stocks within the sectors, and not from any decision to emphasize those market segments over others.

Q: Which stocks or sector exposures contributed the most to Portfolio returns over the same six-month period from July to December, 2008?

A: We took advantage of weakness in airline shares when the price of oil began to tumble during the summer. Falling energy costs aided the bottom lines at Delta and Continental Airlines, because they had reduced capacity while the cost of jet fuel was too high for profitable operations. Both stocks contributed positively to the Portfolio's returns over the full 12-month period ended December 31. In health care, Bristol-Myers Squibb, one of the Portfolio's larger positions, held up better than the overall market, thanks to effective cost management and an encouraging near-term earnings outlook. Also in health care, Gilead Sciences, a biotech company that has been gaining share in the market for HIV therapies, made a small contribution to the Portfolio's returns. During the latter part of the year, we purchased shares of IntercontinentalExchange on weakness. Intercontinental contributed to the Portfolio's results, as its electronic platforms experienced high trading volumes in commodity and financial contracts. In the weak industrial sector, conglomerate United Technologies, which serves both military and private customers, performed comparatively well for the Portfolio.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What were some of the 12-month period's disappointments for the Portfolio?

A: The period's worst performer for the Portfolio was long-time holding Freeport-MacMoRan, a major copper and gold miner. Freeport had benefited over the last few years from growing worldwide demand for copper in particular. However, copper prices dove in 2008 as consumption stalled in a shrinking global economy. We have retained the holding based on its appreciation potential if slumping markets strengthen. In the financial sector, the Portfolio realized sizeable losses when brokerage firm Bear Stearns began its collapse, but avoided the final rout.

     Suntech, which makes and installs solar panels, declined as demand slowed amid fears that commercial customers might not find capital for costly solar installations, possibly causing an inventory buildup and putting pressure on prices. Brazil's Petrobras also became a victim of lower energy prices, despite its large holdings in a major offshore oil field. Weak oil prices also clouded the outlook for Transocean Limited, the largest deepwater driller. Weatherford International, which provides equipment and services to drilling companies, also suffered from lower prices and fears of reduced activity.

Q:   What is your outlook for the months ahead?

A: At the end of 2008, economic conditions around the world were worse than most observers might have thought likely a year ago. The U.S. stood at a critical juncture, with the new administration poised to take action on a series of important issues, including frozen credit markets, falling home values and rising unemployment. In our opinion, government stimulus programs, to be effective, would have to be large and efficiently executed without wasteful earmarks.

     Significant economic risks clearly remain, and we feel the recession could go on for some time. For that reason, further declines are possible before any turn in investor sentiment and consumer confidence causes the outlook to brighten. But if and when private and public efforts bring about a more stable economy, we think the markets may rebound quite briskly from the current deeply bearish valuations.





     Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

     Shares                                                           Value
                  PREFERRED STOCKS - 1.0%
                  Materials - 1.0%
                  Diversified Metals & Mining - 1.0%
      2,650       Freeport-McMoran Copper & Gold, Inc.,
                  6.75%, 5/1/10*                                $   122,828
                                                                -----------
                  Total Materials                               $   122,828
                                                                -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $121,301)                               $   122,828
                                                                -----------
                  COMMON STOCKS - 97.2%
                  Energy - 5.6%
                  Integrated Oil & Gas - 0.7%
      1,057       Hess Corp.                                    $    56,697
      1,600       Petrobras Brasileiro SA (A.D.R.)                   32,656
                                                                -----------
                                                                $    89,353
                                                                -----------
                  Oil & Gas Drilling - 2.4%
      6,000       Transocean, Ltd.*                             $   283,500
                                                                -----------
                  Oil & Gas Equipment & Services - 2.5%
      2,300       National-Oilwell Varco, Inc.*                 $    56,212
     23,100       Weatherford International, Inc.*                  249,942
                                                                -----------
                                                                $   306,154
                                                                -----------
                  Total Energy                                  $   679,007
                                                                -----------
                  Materials - 3.1%
                  Diversified Metals & Mining - 2.5%
     12,300       Freeport-McMoRan Copper & Gold, Inc.
                  (Class B) (b)                                 $   300,612
                                                                -----------
                  Industrial Gases - 0.6%
      1,300       Praxair, Inc.                                 $    77,168
                                                                -----------
                  Total Materials                               $   377,780
                                                                -----------
                  Capital Goods - 15.6%
                  Aerospace & Defense - 13.8%
     24,196       Be Aerospace, Inc.*                           $   186,067
      9,300       Boeing Co.                                        396,831
      1,100       General Dynamics Corp.                             63,349
     13,000       Honeywell International, Inc.                     426,790
     11,100       United Technologies Corp.                         594,960
                                                                -----------
                                                                $ 1,667,997
                                                                -----------
                  Electrical Component &
                  Equipment - 1.8%
      1,600       First Solar, Inc.*                            $   220,736
                                                                -----------
                  Total Capital Goods                           $ 1,888,733
                                                                -----------
                  Transportation - 13.1%
                  Airlines - 13.1%
     21,200       AMR Corp.*                                    $   226,204
     33,113       Continental Airlines, Inc. (Class B)*             598,021
     45,500       Delta Air Lines, Inc.*(b)                         521,430
     22,400       UAL Corp.*(b)                                     246,848
                                                                -----------
                                                                $ 1,592,503
                                                                -----------
                  Total Transportation                          $ 1,592,503
                                                                -----------
                  Consumer Services - 0.5%
                  Hotels, Resorts & Cruise Lines - 0.5%
      3,400       Starwood Hotels & Resorts Worldwide, Inc.     $    60,860
                                                                -----------
                  Total Consumer Services                       $    60,860
                                                                -----------
                  Food & Drug Retailing - 0.5%
                  Drug Retail - 0.5%
      2,300       CVS/Caremark Corp.                            $    66,102
                                                                -----------
                  Total Food & Drug Retailing                   $    66,102
                                                                -----------
                  Health Care Equipment & Services - 0.6%
                  Health Care Equipment - 0.6%
      9,417       Insulet Corp.*(b)                             $    72,699
                                                                -----------
                  Total Health Care Equipment &
                  Services                                      $    72,699
                                                                -----------
                  Pharmaceuticals & Biotechnology - 10.9%
                  Biotechnology - 4.5%
      8,500       Gilead Sciences, Inc.*                        $   434,690
      3,500       Vertex Pharmaceuticals, Inc.*                     106,330
                                                                -----------
                                                                $   541,020
                                                                -----------
                  Life Sciences Tools & Services - 0.9%
      3,000       Advanced Magnetics, Inc.*(b)                  $   107,550
                                                                -----------
                  Pharmaceuticals - 5.5%
     25,700       Bristol-Myers Squibb Co.                      $   597,525
     16,800       Cardiome Pharma Corp.*(b)                          76,440
                                                                -----------
                                                                $   673,965
                                                                -----------
                  Total Pharmaceuticals &
                  Biotechnology                                 $ 1,322,535
                                                                -----------
                  Diversified Financials - 8.2%
                  Asset Management & Custody
                  Banks - 1.6%
      4,900       State Street Corp.                            $   192,717
                                                                -----------
                  Investment Banking & Brokerage - 1.6%
      6,400       Lazard Ltd.                                   $   190,336
                                                                -----------
                  Specialized Finance - 5.0%
      7,345       IntercontinentalExchange, Inc.*               $   605,522
                                                                -----------
                  Total Diversified Financials                  $   988,575
                                                                -----------
                  Software & Services - 9.2%
                  Data Processing & Outsourced
                  Services - 1.2%
      1,000       MasterCard, Inc.                              $   142,930
                                                                -----------
                  Internet Software & Services - 1.6%
     15,600       Yahoo! Inc.*                                  $   190,320
                                                                -----------
                  Systems Software - 6.4%
      7,800       BMC Software, Inc.*                           $   209,898
      3,800       McAfee, Inc.*                                     131,366
     24,800       Oracle Corp.*                                     439,705
                                                                -----------
                                                                $   780,969
                                                                -----------
                  Total Software & Services                     $ 1,114,219
                                                                -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                           Value
                  Technology Hardware & Equipment - 15.0%
                  Communications Equipment - 4.7%
 11,020           F5 Networks, Inc.*                            $   251,917
  2,300           Research In Motion, Ltd.*                          93,334
 19,200           Riverbed Technology, Inc.*(b)                     218,688
                                                                -----------
                                                                $   563,939
                                                                -----------
                  Computer Hardware - 4.6%
  6,500           Apple, Inc.*                                  $   554,775
                                                                -----------
                  Computer Storage & Peripherals - 5.7%
 47,200           EMC Corp.*                                    $   494,184
 14,300           Netapp, Inc.*                                     199,771
                                                                -----------
                                                                $   693,955
                                                                -----------
                  Total Technology Hardware &
                  Equipment                                     $ 1,812,669
                                                                -----------
                  Semiconductors - 14.9%
                  Semiconductor Equipment - 5.3%
 43,000           Applied Materials, Inc.                       $   435,590
 14,383           MEMC Electronic Materials, Inc.*                  205,389
                                                                -----------
                                                                $   640,979
                                                                -----------
                  Semiconductors - 9.6%
 20,700           Broadcom Corp.*                               $   351,279
 40,200           Intel Corp.                                       589,332
 43,800           ON Semiconductor Corp.*                           148,920
  8,700           Taiwan Semiconductor Manufacturing
                  Co. (A.D.R.)                                       68,730
                                                                -----------
                                                                $ 1,158,261
                                                                -----------
                  Total Semiconductors                          $ 1,799,240
                                                                -----------
                  TOTAL COMMON STOCKS
                  ($15,503,629)                                 $11,774,922
                                                                -----------

 Principal
Amount ($)
                  TEMPORARY CASH INVESTMENTS - 10.7%
                  Securities Lending Collateral - 10.7% (c)
                  Certificates of Deposit:
    30,052        Abbey National Plc, 3.15%, 8/13/09            $    30,052
    30,046        Bank of Nova Scotia, 3.21%, 5/5/09                 30,046
    48,025        Bank of Scotland NY, 2.92%, 6/5/09                 48,025
    54,093        Barclays Bank, 1.5%, 5/27/09                       54,093
     9,555        Calyon NY, 4.62%, 1/16/09                           9,555
    60,103        CBA, 4.87%, 7/16/09                                60,103
    54,093        DNB NOR Bank ASA NY, 3.04%,
                  6/5/09                                             54,093
    55,054        Intesa SanPaolo S.p.A., 1.44%,
                  5/22/09                                            55,054
     3,481        NORDEA NY, 4.13%, 4/9/09                            3,481
    45,077        Royal Bank of Canada NY, 2.7%,
                  8/7/09                                             45,077
    30,052        Royal Bank of Scotland, 3.06%,
                  3/5/09                                             30,052
                  Certificates of Deposit (continued):
     6,008        Skandinavian Enskilda Bank NY,
                  3.06%, 2/13/09                                $     6,008
    60,103        Societe Generale, 3.29%, 9/4/09                    60,103
    54,093        Svenska Bank NY, 4.61%, 7/8/09                     54,093
    60,103        U.S. Bank NA, 2.25%, 8/24/09                       60,103
                                                                -----------
                                                                $   599,938
                                                                -----------
                  Commercial Paper:
     5,727        BBVA U.S., 2.83%, 3/12/09                     $     5,727
    60,103        Monumental Global Funding, Ltd.,
                  2.5%, 8/17/09                                      60,103
    30,052        CME Group, Inc., 2.9%, 8/6/09                      30,052
    30,048        General Electric Capital Corp.,
                  2.86%, 3/16/09                                     30,048
    59,021        American Honda Finance Corp.,
                  4.95%, 7/14/09                                     59,021
    60,103        HSBC Bank, Inc., 2.5%, 8/14/09                     60,103
    30,052        IBM, 2.39%, 9/25/09                                30,052
    54,093        MetLife Global Funding, 3.19%,
                  6/12/09                                            54,093
    54,093        New York Life Global, 2.13%, 9/4/09                54,093
    51,087        Westpac Banking Corp., 2.34%,
                  6/1/09                                             51,087
                                                                -----------
                                                                $   434,379
                                                                -----------
                  Tri-party Repurchase
                  Agreements:
   132,227        Deutsche Bank, 0.25%, 1/2/09                  $   132,227
    10,210        Barclays Capital Markets, 0.5%,
                  1/2/09                                             10,210
                                                                -----------
                                                                $   142,437
                                                                -----------
                  Time Deposit:
    60,103        BNP Paribas, 0.01%, 1/2/09                    $    60,103
                                                                -----------
                  Money Market Mutual Funds:
    15,026        Columbia Government Reserves Fund             $    15,026
    45,077        JPMorgan, U.S. Government Money
                  Market Fund                                        45,077
                                                                -----------
                                                                $    60,103
                                                                -----------
                  Total Securities Lending
                  Collateral                                    $ 1,296,960
                                                                -----------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $1,296,960)                             $ 1,296,960
                                                                -----------
                  TOTAL INVESTMENT IN SECURITIES - 108.9%
                  (Cost $16,921,890)(a)                         $13,194,710
                                                                -----------
                  OTHER ASSETS
                  AND LIABILITIES - (8.9)%                      $(1,081,612)
                                                                -----------
                  TOTAL NET ASSETS - 100.0%                     $12,113,098
                                                                ===========

  The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)

*          Non-income producing security.
(A.D.R.)   American Depositary Receipt.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $17,196,803 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost          $    631,131
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (4,633,224)
                                                                ------------
       Net unrealized loss                                      $ (4,002,093)
                                                                ============

(b)        At December 31, 2008, the following securities were out on loan:

  Shares     Description                             Value
  2,900      Advanced Magnetics, Inc.*          $  103,965
 10,000      Cardiome Pharma Corp.*                 45,500
 43,100      Delta Air Lines, Inc.*                493,926
             Freeport-McMoRan Copper & Gold,
  6,000      Inc. (Class B)                        146,640
  9,270      Insulet Corp.*                         71,564
 15,000      Riverbed Technology, Inc.*            170,850
 20,300      UAL Corp.*                            223,706
                                                ----------
             Total                              $1,256,151
                                                ==========

(c)        Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $30,908,331 and $34,219,689, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.
Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:


                                                                Investments
Valuation Inputs                                               in Securities
----------------------------------------------------------------------------
Level 1 - Quoted Prices                                          $11,897,750
Level 2 - Other Significant Observable Inputs                      1,296,960
Level 3 - Significant Unobservable Inputs                                  -
                                                                 -----------
Total                                                            $13,194,710
                                                                 ===========

8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year          Year          Year           Year           Year
                                                             Ended         Ended          Ended          Ended          Ended
Class I                                                     12/31/08      12/31/07       12/31/06       12/31/05       12/31/04
Net asset value, beginning of period                       $   15.69     $    14.60     $    13.39     $    13.04     $    12.22
                                                           ---------     ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.05     $     0.05     $     0.03     $     0.04     $     0.09
 Net realized and unrealized gain (loss) on investments        (7.69)          1.07           1.21           0.41           0.73
                                                           ---------     ----------     ----------     ----------     ----------
  Net increase (decrease) from investment operations       $   (7.64)    $     1.12     $     1.24     $     0.45     $     0.82
Distributions to shareholders:
 Net income                                                    (0.05)         (0.03)         (0.03)         (0.10)            --
                                                           ---------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net asset value                $   (7.69)    $     1.09     $     1.21     $     0.35     $     0.82
                                                           ---------     ----------     ----------     ----------     ----------
 Net asset value, end of period                            $    8.00     $    15.69     $    14.60     $    13.39     $    13.04
                                                           =========     ==========     ==========     ==========     ==========
Total return*                                                 (48.84)%         7.69%          9.27%          3.48%          6.71%
Ratio of net expenses to average net assets+                    1.18%          1.02%          1.05%          0.96%          0.96%
Ratio of net investment income to average net assets+           0.33%          0.25%          0.21%          0.19%          0.71%
Portfolio turnover rate                                          156%            82%            62%            79%           206%
Net assets, end of period (in thousands)                   $   8,592     $   19,638     $   23,322     $   26,986     $   32,300
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                   1.18%          1.02%          1.05%          0.96%          0.97%
 Net investment income                                          0.33%          0.25%          0.21%          0.19%          0.71%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                              Year          Year          Year           Year           Year
                                                             Ended         Ended          Ended          Ended          Ended
Class II                                                    12/31/08      12/31/07       12/31/06       12/31/05       12/31/04
Net asset value, beginning of period                       $   15.46     $    14.39     $    13.20     $    12.87     $    12.10
                                                           ---------     ----------     ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $    0.01     $    (0.00)(a) $    (0.01)    $    (0.02)    $     0.06
 Net realized and unrealized gain (loss) on investments        (7.59)          1.07           1.20           0.43           0.71
                                                           ---------     ----------     ----------     ----------     ----------
  Net increase (decrease) from investment operations       $   (7.58)    $     1.07     $     1.19     $     0.41     $     0.77
Distributions to shareholders:
 Net income                                                    (0.00)(a)         --             --          (0.08)            --
                                                           ---------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net asset value                $   (7.58)    $     1.07     $     1.19     $     0.33     $     0.77
                                                           ---------     ----------     ----------     ----------     ----------
 Net asset value, end of period                            $    7.88     $    15.46     $    14.39     $    13.20     $    12.87
                                                           =========     ==========     ==========     ==========     ==========
Total return*                                                 (49.02)%         7.44%          9.02%          3.19%          6.36%
Ratio of net expenses to average net assets+                    1.45%          1.27%          1.33%          1.24%          1.25%
Ratio of net investment income (loss) to average
 net assets+                                                    0.06%          0.00%         (0.07)%        (0.09)%         0.74%
Portfolio turnover rate                                          156%            82%            62%            79%           206%
Net assets, end of period (in thousands)                   $   3,521     $    8,244     $    7,551     $    7,096     $    7,749
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                   1.45%          1.27%          1.33%          1.24%          1.26%
 Net investment income (loss)                                   0.06%          0.00%         (0.07)%        (0.09)%         0.73%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of $1,256,151)
 (cost $16,921,890)                                                                 $  13,194,710
 Cash                                                                                     226,131
 Receivables --
 Investment securities sold                                                               113,641
 Portfolio shares sold                                                                     63,534
 Dividends                                                                                 13,776
 Other                                                                                        489
                                                                                    -------------
  Total assets                                                                      $  13,612,281
                                                                                    -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                    $     133,759
 Portfolio shares repurchased                                                                 120
 Upon return of securities loaned                                                       1,296,960
 Due to affiliates                                                                          4,357
 Accrued expenses                                                                          63,987
                                                                                    -------------
  Total liabilities                                                                 $   1,499,183
                                                                                    -------------
NET ASSETS:
 Paid-in capital                                                                    $  55,406,411
 Undistributed net investment income                                                       48,948
 Accumulated net realized loss on investments                                         (39,615,081)
 Net unrealized loss on investments                                                    (3,727,180)
                                                                                    -------------
  Total net assets                                                                  $  12,113,098
                                                                                    =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $8,591,977/1,073,785 shares)                                     $        8.00
                                                                                    -------------
 Class II (based on $3,521,121/446,624 shares)                                      $        7.88
                                                                                    =============


 The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,362)        $    275,971
 Interest                                                         12,108
 Income from securities loaned, net                               11,218
                                                            ------------
  Total investment income                                                     $     299,297
                                                                              -------------
EXPENSES:
 Management fees                                            $    139,034
 Transfer agent fees
 Class I                                                           1,586
 Class II                                                          1,586
 Distribution fees
 Class II                                                         14,670
 Administrative fees                                               5,955
 Custodian fees                                                   35,518
 Professional fees                                                42,618
 Fees and expenses of nonaffiliated trustees                       6,003
 Miscellaneous                                                     3,264
                                                            ------------
  Total expenses                                                              $     250,234
                                                                              -------------
  Net expenses                                                                $     250,234
                                                                              -------------
   Net investment income                                                      $      49,063
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
 Investments                                                $ (5,496,165)
 Written options closed/expired                                    8,951      $  (5,487,214)
                                                            ------------      -------------
 Change in net unrealized loss on investments                                 $  (7,087,458)
                                                                              -------------
 Net loss on investments                                                      $ (12,574,672)
                                                                              -------------
 Net decrease in net assets resulting from operations                         $ (12,525,609)
                                                                              =============


12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively


                                                                               Year            Year
                                                                               Ended           Ended
                                                                             12/31/08        12/31/07
                                                                           ------------    ------------
FROM OPERATIONS:
Net investment income                                                      $     49,063    $     54,097
Net realized gain (loss) on investments                                      (5,487,214)      1,292,539
Change in net unrealized gain (loss) on investments                          (7,087,458)        967,806
                                                                           ------------    ------------
  Net increase (decrease) in net assets resulting from operations          $(12,525,609)   $  2,314,442
                                                                           ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.05 and $0.03 per share, respectively)                        $    (52,295)   $    (47,086)
  Class II ($0.00 and $0.00 per share, respectively)                             (1,790)              -
                                                                           ------------    ------------
    Total distributions to shareowners                                     $    (54,085)   $    (47,086)
                                                                           ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $  1,354,822    $  2,152,230
Reinvestment of distributions                                                    54,085          47,086
Cost of shares repurchased                                                   (4,598,585)     (7,457,523)
                                                                           ------------    ------------
  Net decrease in net assets resulting from Portfolio share transactions   $ (3,189,678)   $ (5,258,207)
                                                                           ------------    ------------
  Net decrease in net assets                                               $(15,769,372)   $ (2,990,851)
NET ASSETS:
Beginning of year                                                          $ 27,882,470    $ 30,873,321
                                                                           ------------    ------------
End of year                                                                $ 12,113,098    $ 27,882,470
                                                                           ============    ============
Undistributed net investment income                                        $     48,948    $     53,970
                                                                           ============    ============


                                '08 Shares     '08 Amount     '07 Shares     '07 Amount
                                -----------    -----------    -----------    -----------
Class I
Shares sold                          85,433    $   996,308         41,912    $   656,114
Reinvestment of distributions         3,834         52,295          2,950         47,086
Less shares repurchased            (266,801)    (3,230,838)      (390,998)    (6,091,733)
                                -----------    -----------    -----------    -----------
  Net decrease                     (177,534)   $(2,182,235)      (346,136)   $(5,388,533)
                                ===========    ===========    ===========    ===========
Class II
Shares sold                          30,265    $   358,514         98,008    $ 1,496,116
Reinvestment of distributions           133          1,790              -              -
Less shares repurchased            (116,897)    (1,367,747)       (89,698)    (1,365,790)
                                -----------    -----------    -----------    -----------
  Net increase (decrease)           (86,499)   $(1,007,443)         8,310    $   130,326
                                ===========    ===========    ===========    ===========


 The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Independence VCT Portfolio, formerly Pioneer Growth Shares VCT Portfolio (the Portfolio), is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is appreciation of capital.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Portfolio had a net capital loss carryforward of $37,636,332 of which the following amounts will expire between 2009 and 2016 if not utilized: $7,510,070 in 2009, $19,245,183 in 2010, $7,319,241
     in 2011 and $3,561,838 in 2016.

     The Portfolio has elected to defer approximately $1,703,196 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

     The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------
                                                 2008                2007
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $     54,085       $     47,086
                                                ------------       ------------
  Total distributions                           $     54,085       $     47,086
                                                ============       ============
Distributable Earnings:
Undistributed ordinary income                   $     48,308
Capital loss carryforward                        (37,636,332)
Post-October loss deferred                        (1,703,196)
Unrealized depreciation                           (4,002,093)
                                                ------------
  Total                                         $(43,293,313)
                                                ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships.

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

     Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $241 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3.   Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,092 in transfer agent fees payable to PIMSS at December 31, 2008.

4.   Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24 in distribution fees payable to PFD at December 31, 2008.

5.   Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2008, expenses were not reduced under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under such arrangements.

6.   New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Independence VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Independence VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2009

Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                        Trustees and Officers
Pioneer Investment Management, Inc.                                       The Board of Trustees provides broad supervision over the
                                                                          Portfolio's affairs. The officers of the Trust are
Custodian                                                                 responsible for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.                                             officers are listed below, together with their principal
                                                                          occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm                             interested persons of the Trust within the meaning of the
Ernst & Young LLP                                                         1940 Act are referred to as Interested Trustees. Trustees
                                                                          who are not interested persons of the Trust are referred
Principal Underwriter                                                     to as Independent Trustees. Each of the Trustees serves
Pioneer Funds Distributor, Inc.                                           as a trustee of each of the 76 U.S. registered investment
                                                                          portfolios for which Pioneer serves as investment adviser
Legal Counsel                                                             (the "Pioneer Funds"). The address for all Trustees and
Bingham McCutchen LLP                                                     all officers of the Trust is 60 State Street, Boston,
                                                                          Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE AND          PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE                 DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves     Director, CEO and President of   None
(50)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global
                                                                            Asset Management S.p.A. (since
                                                                            April 2007); Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE AND          PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE                 DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (65)         Trustee          Trustee since 2005. Serves      Executive Vice President and     Director of Enterprise
                                            until a successor trustee is    Chief Financial Officer,         Community Investment,
                                            elected or earlier              I-trax, Inc. (publicly traded    Inc. (privately-held
                                            retirement or removal.          health care services company)    affordable housing
                                                                            (2004 - 2007); Partner, Federal  finance company); and
                                                                            City Capital Advisors (boutique  Director of New York
                                                                            merchant bank) (1997 to 2004     Mortgage Trust
                                                                            and 2008 - present); and         (publicly traded
                                                                            Executive Vice President and     mortgage REIT)
                                                                            Chief Financial Officer,
                                                                            Pedestal Inc. (internet-based
                                                                            mortgage trading company) (2000
                                                                            - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves      President, Bush International,   Director of Marriott
                                            until a successor trustee is    LLC (international financial     International, Inc.,
                                            elected or earlier              advisory firm)                   Director of Discover
                                            retirement or removal.                                           Financial Services
                                                                                                             (credit card issuer and
                                                                                                             electronic payment
                                                                                                             services); Director of
                                                                                                             Briggs & Stratton Co.
                                                                                                             (engine manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company);
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense, and
                                                                                                             intelligence technology
                                                                                                             firm); and Member,
                                                                                                             Board of Governors,
                                                                                                             Investment Company
                                                                                                             Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University    Trustee, Mellon
(64)                                        until a successor trustee is                                     Institutional Funds
                                            elected or earlier                                               Investment Trust and
                                            retirement or removal                                            Mellon Institutional
                                                                                                             Funds Master Portfolio
                                                                                                             (oversees 17 portfolios
                                                                                                             in fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice          None
(61)                                        until a successor trustee is    President and Corporate
                                            elected or earlier              Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm); and
                                                                            Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,         None
                                            until a successor trustee is    Quadriserv, Inc. (technology
                                            elected or earlier              products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves      President and Chief Executive    Director of New America
                                            until a successor trustee is    Officer, Newbury, Piret &        High Income Fund, Inc.
                                            elected or earlier              Company, Inc. (investment        (closed-end investment
                                            retirement or removal.          banking firm)                    company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &       Director, The Swiss
                                            until a successor trustee is    Cromwell LLP (law firm)          Helvetia Fund, Inc.
                                            elected or earlier                                               (closed-end investment
                                            retirement or removal.                                           company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                           POSITION HELD     LENGTH OF SERVICE AND          PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    TERM OF OFFICE                 DURING PAST FIVE YEARS           HELD BY THIS OFFICER
Dorothy E. Bourassa (60)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior     None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September
                                                                            2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44) Assistant         Since 2003. Serves at the      Associate General Counsel of     None
                           Secretary         discretion of the Board        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)       Treasurer         Since 2008. Serves at the      Vice President - Fund            None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all
                                                                            of the Pioneer Funds since
                                                                            March 2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer
                                                                            and Senior Vice President, CDC
                                                                            IXIS Asset Management Services
                                                                            from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant         Since 2000. Serves at the      Assistant Vice President - Fund  None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund   None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -    None
(35)                       Treasurer         discretion of the Board        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since June 2003 and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since September 2003;
                                                                            Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief             Since 2007. Serves at the      Chief Compliance Officer of      None
                           Compliance        discretion of the Board        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President
                                                                            and Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity
                                                                            Investments (February 2005 to
                                                                            July 2005); Independent
                                                                            Consultant (July 1997 to
                                                                            February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18659-03-0209

[LOGO]PIONEER
      INVESTMENTS(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

              Pioneer International Value VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2008

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer International Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           9
  Notes to Financial Statements                 14
  Report of Independent Registered Public
    Accounting Firm                             18
  Trustees, Officers and Service Providers      20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                              91.7%
U.S. Common Stocks                                        4.9%
Depositary Receipts for International Stocks              3.3%
Rights/Warrants                                           0.1%

Geographical Distribution
(As a percentage of equity holdings)

[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Other (individually less than 1%)                         1.9%
Japan                                                    22.5%
United Kingdom                                           15.1%
France                                                   13.3%
Switzerland                                              11.7%
Germany                                                   7.3%
United States                                             7.0%
Spain                                                     5.0%
Netherlands                                               4.4%
Ireland                                                   3.6%
Norway                                                    2.6%
Australia                                                 2.3%
Brazil                                                    1.3%
Sweden                                                    1.0%
Singapore                                                 1.0%

Five Largest Holdings
(As a percentage of equity holdings)*

  1. Eutelsat Communications         4.11%
  2. Ryanair Holdings Plc            3.62
  3. Sekisui Chemical Co., Ltd.      3.42
  4. Repsol SA                       3.34
  5. Swiss Reinsurance, Ltd.         3.16

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/08      12/31/07
  Class I                     $ 9.83       $ 18.76
  Class II                    $ 9.75       $ 18.60

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.2400       $  -              $ 0.5380
  Class II                  $ 0.1894       $  -              $ 0.5380

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Australasia, Far East (EAFE) Index and MSCI All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

             Pioneer              Pioneer                                 MSCI All Country
        International VCT     International VCT                           World (ex. U.S.)
       Portfolio, Class I   Portfolio, Class II**     MSCI EAFE Index*         Index
12/98        $10,000              $10,000                 $10,000             $10,000
              14,438               14,402                  12,730              13,091
12/00         11,189               11,133                  10,953              11,116
               8,532                8,468                   8,630               8,949
12/02          7,396                7,323                   7,279               7,636
               9,620                9,497                  10,130              10,798
12/04         11,420               11,247                  12,227              13,105
              13,200               12,956                  13,940              15,347
12/06         16,228               15,882                  17,684              19,515
              18,425               17,986                  19,741              22,856
12/08         10,132                9,867                  11,241              12,516


The Morgan Stanley Capital International (MSCI) EAFE Index is a commonly used measure of international growth stocks. The MSCI All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

* Effective July 15, 2008 the Portfolio's benchmark index changed to the MSCI EAFE Index. The securities represented in the MSCI EAFE Index more closely reflect the types of securities in which the Portfolio is likely to invest.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

----------------------------------------------------
                           Class I       Class II**
----------------------------------------------------
Life-of-Class 3/1/1995        1.51%         1.25%
10 Years                      0.13%        -0.13%
5 Years                       1.04%         0.77%
1 Year                      -45.01%       -45.14%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
** Class II shares commenced operations on May 1, 2003. Portfolio returns for
   Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher Class II expenses.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

       Share Class                                  I               II
       --------------------------------------------------------------------
       Beginning Account Value On 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value On 12/31/08        $   629.32       $   628.70
       Expenses Paid During Period*            $     5.65       $     6.63

* Expenses are equal to the Portfolio's annualized expense ratio of 1.38% and 1.62% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value On 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account On 12/31/08              $ 1,018.20       $ 1,016.99
       Expenses Paid During Period*            $     7.00       $     8.21

* Expenses are equal to the Portfolio's annualized expense ratio of 1.38% and 1.62% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

In the following interview, Christopher Smart, Director of Pioneer's International Investment Department in Boston and manager of the Pioneer International Value VCT Portfolio, discusses the factors that influenced the Portfolio's performance from January 1, 2008 through August 25, 2008. Andrea Salvatori, a member of Pioneer's International Investment team in Dublin, Ireland, highlights the Portfolio's strategies and positioning since assuming management responsibilities for the Portfolio on August 25, 2008.

Q. How did the Portfolio perform for the fiscal year ended December 31, 2008?

A. Class I shares of the Pioneer International Value VCT Portfolio posted a return of -45.01% at net asset value for the 12 months ended December 31, 2008, and Class II shares returned -45.14%. Over the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, returned -43.06%, while the MSCI All Country Free Index (excluding the United States), returned -45.24%. Also over the same 12-month period, the average return for the 111 variable portfolios in Lipper's International Core Underlying Funds category was -42.59%.

Q. (Christopher Smart): What factors contributed to the Portfolio's performance from the start of the fiscal year on January 1, 2008, through August 25, 2008, when you transferred management to the Dublin team?

A. Credit and liquidity concerns, which initially affected the financials sector, eventually spread to equity markets throughout the world. Fortunately, our stock selection in financials - especially in Europe - tended to help results, as the Portfolio avoided many of the companies that were hardest hit by the subprime mortgage meltdown. However, while our decision to underweight investments in the financials proved wise, even the Portfolio's limited exposure to the struggling sector was detrimental.

   The worst effects of the crisis were felt in the emerging markets, where equity valuations fell sharply in the aftermath of a global flight to quality. The Portfolio's investments in financial and oil-related investments in Russia, and a shipbuilder in Korea, were particularly hard hit. Returns from investments in Brazil, while still negative, held up relatively better than the performance of the rest of the asset class due to the positive performance of Petrobras Brasileiro.

   The Japanese market suffered due to delays in political reforms and corporate restructuring, and our decision to overweight the Portfolio's investments there further detracted from the performance. Stock selection in consumer-related equities, including Sony, was disappointing.

Q. (Andrea Salvatori): How have you managed the Portfolio since assuming management responsibilities on August 25?

A. When the management of the Portfolio shifted to Dublin in late August, credit concerns and recession fears had already taken a toll on U.S. stocks and were beginning to affect the outlook for international equity markets. Since we believed that global growth would continue to deteriorate, we thought it would be prudent to take steps to protect the Portfolio from continued volatility. Consequently, we sold a majority of the Portfolio's holdings in the emerging markets, as well as well as several stocks in Asia that were more vulnerable in a slower-growth environment.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   We reinvested the proceeds from the sales in holdings that we believe have the ability to perform well in all market conditions. Two Japanese companies exemplify our strategy. Sekisui Chemical Group provides cost-effective and environmentally sensitive plastics, water solutions and factory-produced housing in 20 countries. Kurita Water is a chemical company that sells to the semiconductor industry, but also provides water purification systems.

   Given the Portfolio's ability to invest a modest amount of its assets in the United States, we found some compelling opportunities there at the time of the management transition. While we thought that the fundamentals of the new U.S. holdings were noteworthy in their own regard, their stock price valuations were also quite attractive. Furthermore, the U.S. dollar's appreciation in recent months versus other leading currencies, such as the euro, the yen and the ruble, has made it more advantageous to hold U.S. assets.

   In the field of medical technology, we think the United States offers some niche investment opportunities that are unparalleled in the world. Two new additions - Medtronic, a leader in providing lifelong medical solutions for chronic diseases, and Zimmer, which provides a broad range of trauma, dental implant, and orthopedic surgical products - are in a good position to grow their businesses, regardless of the direction that health care reform takes under the new administration.

   As part of our effort to position the Portfolio for a slower-growth environment, we pared back the number of holdings from 140 to 85. The Portfolio may have become more focused, but it still remains well diversified across sectors and countries in an effort to reduce downside risk, while providing long-term growth potential.

Q. (Andrea Salvatori): What is your outlook?

A. We feel the months ahead will be difficult to gauge, but we think that deleveraging, or the shredding of excess debt, should restore more solid underpinnings to the global economy. We believe the Portfolio - with its emphasis on high-quality companies with strong balance sheets and cash flows, excellent management, and reasonable growth prospects trading at attractive valuations - should be in a good position to benefit from an improving economic cycle.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

     Shares                                                     Value
                  COMMON STOCKS - 99.8%
                  Energy - 11.3%
                  Coal & Consumable Fuels - 0.0%
        400       Yanzhou Coal Mining*                    $       298
                                                          -----------
                  Integrated Oil & Gas - 10.7%
     16,231       BG Group Plc                            $   228,553
     82,678       BP Amoco Plc                                642,741
      3,780       Petrobras Brasileiro (A.D.R.)                77,150
     39,672       Repsol SA                                   846,024
     28,530       Royal Dutch Shell Plc                       746,505
     10,194       Statoil ASA*                                169,339
                                                          -----------
                                                          $ 2,710,312
                                                          -----------
                  Oil & Gas Equipment & Services - 0.6%
      5,333       Technip                                 $   163,590
                                                          -----------
                  Oil & Gas Exploration & Production - 0.0%
        162       CNOOC, Ltd.                             $       154
                                                          -----------
                  Total Energy                            $ 2,874,354
                                                          -----------
                  Materials - 5.7%
                  Diversified Chemical - 1.2%
      6,974       Akzo Nobel                              $   288,717
        300       Nissan Chemical Industries                    2,897
        300       UBE Industries, Ltd.*                           840
                                                          -----------
                                                          $   292,454
                                                          -----------
                  Diversified Metals & Mining - 4.0%
     26,954       BHP Billiton, Ltd.                      $   577,336
     24,782       Companhia Vale do Rio Doce (A.D.R.)         263,928
      8,493       Rio Tinto Plc                               186,196
                                                          -----------
                                                          $ 1,027,460
                                                          -----------
                  Fertilizers & Agricultural Chemicals - 0.5%
      5,489       Yara International ASA                  $   121,002
                                                          -----------
                  Industrial Gases - 0.0%
        700       Taiyo Nippon Sanso Corp.                $     5,381
                                                          -----------
                  Total Materials                         $ 1,446,297
                                                          -----------
                  Capital Goods - 7.1%
                  Construction & Engineering - 0.0%
        700       China Railway Group, Ltd.*              $       491
                                                          -----------
                  Electrical Component & Equipment - 0.5%
     15,400       Sumitomo Electric                       $   118,081
                                                          -----------
                  Heavy Electrical Equipment - 1.9%
     12,371       ABB, Ltd.                               $   185,100
     47,454       Mitsubishi Electric Corp.                   296,136
                                                          -----------
                                                          $   481,236
                                                          -----------
                  Industrial Conglomerates - 0.0%
         35       Keppel Corp.                            $       106
                                                          -----------
                  Industrial Machinery - 3.3%
     18,450       Gea Group AG*                           $   317,597
     47,900       Kawasaki Heavy Industries*                   96,877
     15,800       Kurita Water Industries, Ltd.               424,473
                                                          -----------
                                                          $   838,947
                                                          -----------
                  Trading Companies & Distributors - 1.4%
     35,900       Itochu Corp.                            $   179,620
        400       Marubeni Corp.                                1,520
     19,800       Sumitomo Corp.                              174,022
                                                          -----------
                                                          $   355,162
                                                          -----------
                  Total Capital Goods                     $ 1,794,023
                                                          -----------
                  Commercial Services & Supplies - 2.5%
                  Environmental & Facilities
                  Services - 2.5%
     15,232       Suez Environnement SA*                  $   257,847
    107,616       Tomra Systems ASA*                          370,417
                                                          -----------
                                                          $   628,264
                                                          -----------
                  Total Commercial Services
                  & Supplies                              $   628,264
                                                          -----------
                  Transportation - 5.3%
                  Airlines - 3.6%
    213,384       Ryanair Holdings Plc*                   $   916,662
                                                          -----------
                  Marine - 0.2%
     12,100       Kawasaki Kisen Kaisha, Ltd.             $    56,302
                                                          -----------
                  Railroads - 1.5%
         47       East Japan Railway Co.                  $   366,052
                                                          -----------
                  Total Transportation                    $ 1,339,016
                                                          -----------
                  Automobiles & Components - 2.0%
                  Automobile Manufacturers - 2.0%
      5,000       Honda Motor Co., Ltd.                   $   108,138
        400       Isuzu Motors, Ltd.                              512
     12,116       Toyota Motor Co.                            395,500
                                                          -----------
                                                          $   504,150
                                                          -----------
                  Total Automobiles & Components          $   504,150
                                                          -----------
                  Consumer Durables & Apparel - 3.6%
                  Apparel, Accessories & Luxury Goods - 0.2%
      2,276       Cie Financiere Richemont AG             $    43,860
                                                          -----------
                  Homebuilding - 3.4%
    139,000       Sekisui Chemical Co., Ltd.              $   865,830
                                                          -----------
                  Total Consumer Durables & Apparel       $   909,690
                                                          -----------
                  Media - 4.1%
                  Cable & Satellite - 4.1%
     43,871       Eutelsat Communications                 $ 1,041,617
                                                          -----------
                  Total Media                             $ 1,041,617
                                                          -----------

6     The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


      Shares                                                         Value
                  Retailing - 0.0%
                  Department Stores - 0.0%
         600      New World Department Store China*            $       330
         700      Takashimaya Co., Ltd.*                             5,287
                                                               -----------
                                                               $     5,617
                                                               -----------
                  Total Retailing                              $     5,617
                                                               -----------
                  Food & Drug Retailing - 3.0%
                  Hypermarkets & Supercenters - 3.0%
      19,703      Carrefour Supermarch                         $   759,623
                                                               -----------
                  Total Food & Drug Retailing                  $   759,623
                                                               -----------
                  Food, Beverage & Tobacco - 5.5%
                  Brewers - 1.1%
      20,900      Kirin Holdings Co., Ltd.*                    $   274,740
                                                               -----------
                  Packaged Foods & Meats - 4.4%
      10,887      Nestle SA                                    $   425,903
      13,492      Smithfield Foods, Inc.*                          189,832
      21,080      Unilever NV                                      512,774
                                                               -----------
                                                               $ 1,128,509
                                                               -----------
                  Total Food, Beverage & Tobacco               $ 1,403,249
                                                               -----------
                  Household & Personal Products - 0.0%
                  Household Products - 0.0%
         280      Kao Corp.                                    $     8,456
                                                               -----------
                  Total Household &
                  Personal Products                            $     8,456
                                                               -----------
                  Health Care Equipment & Services - 5.5%
                  Health Care Equipment - 4.1%
       7,091      Medtronic, Inc.                              $   222,799
       4,370      Synthes, Inc.*                                   548,300
       6,578      Zimmer Holdings, Inc.*                           265,883
                                                               -----------
                                                               $ 1,036,982
                                                               -----------
                  Health Care Services - 1.4%
       7,361      Fresenius Medical Care AG                    $   349,759
                                                               -----------
                  Total Health Care Equipment &
                  Services                                     $ 1,386,741
                                                               -----------
                  Pharmaceuticals & Biotechnology - 7.0%
                  Pharmaceuticals - 7.0%
      13,919      Bristol-Myers Squibb Co.                     $   323,617
       3,556      Novartis*                                        176,851
       4,060      Roche Holdings AG                                620,337
       6,056      Shire Pharmaceuticals Group Plc (A.D.R.)         271,188
       7,609      Takeda Chemical Industries                       393,612
                                                               -----------
                                                               $ 1,785,605
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 1,785,605
                                                               -----------
                  Banks - 9.6%
                  Diversified Banks - 9.6%
      42,850      Banco Santander Central Hispano SA           $   415,172
       8,967      BNP Paribas SA*                                  380,129
      36,432      Development Bank of Singapore, Ltd.              216,838
      52,659      HSBC Holding Plc                                 504,914
       8,773      Societe Generale                                 446,073
         108      Sumitomo Mitsui Financial Group, Inc.            466,543
                                                               -----------
                                                               $ 2,429,669
                                                               -----------
                  Total Banks                                  $ 2,429,669
                                                               -----------
                  Diversified Financials - 2.9%
                  Diversified Capital Markets - 2.9%
      26,399      CS Group                                     $   718,213
                                                               -----------
                  Investment Banking & Brokerage - 0.0%
         300      Daiwa Securities Group, Inc.                 $     1,783
                                                               -----------
                  Multi-Sector Holding - 0.0%
         314      Reinet Investments SCA*                      $     3,069
                                                               -----------
                  Total Diversified Financials                 $   723,065
                                                               -----------
                  Insurance - 5.9%
                  Multi-Line Insurance - 2.7%
       6,462      Allianz AG                                   $   695,820
                                                               -----------
                  Reinsurance - 3.2%
      16,598      Swiss Reinsurance, Ltd.                      $   800,375
                                                               -----------
                  Total Insurance                              $ 1,496,195
                                                               -----------
                  Real Estate - 1.0%
                  Diversified Real Estate Activities - 1.0%
      14,975      Mitsui Fudosan Co.                           $   248,169
                                                               -----------
                  Total Real Estate                            $   248,169
                                                               -----------
                  Software & Services - 4.2%
                  Home Entertainment Software - 4.2%
   1,307,236      Eidos Plc*                                   $   296,108
      14,426      Electronic Arts, Inc.*                           231,393
      32,351      GameLoft*                                         68,303
       1,200      Nintendo Corp., Ltd.                             459,767
                                                               -----------
                                                               $ 1,055,571
                                                               -----------
                  Total Software & Services                    $ 1,055,571
                                                               -----------
                  Technology Hardware & Equipment - 2.1%
                  Communications Equipment - 0.6%
       9,117      Nokia Oyj                                    $   141,894
                                                               -----------
                  Electronic Manufacturing Services - 0.8%
      53,436      Hon Hai Precision Industry (G.D.R.)          $   212,388
                                                               -----------
                  Office Electronics - 0.7%
       5,745      Canon, Inc.*                                 $   179,848
                                                               -----------
                  Total Technology Hardware
                  & Equipment                                  $   534,130
                                                               -----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------


 Shares                                                   Value
             Semiconductors - 0.6%
             Semiconductor Equipment - 0.5%
  3,985      Tokyo Electron, Ltd.                   $   139,561
                                                    -----------
             Semiconductors - 0.1%
 10,422      Infineon Technologies AG*              $    14,266
                                                    -----------
             Total Semiconductors                   $   153,827
                                                    -----------
             Telecommunication Services - 6.4%
             Integrated Telecommunication Services - 4.0%
 21,774      Koninklijke KPN NV                     $   316,980
     82      Nippon Telegraph & Telephone Corp.         439,497
 28,692      Tele2 AB (B Shares)                        257,023
                                                    -----------
                                                    $ 1,013,500
                                                    -----------
             Wireless Telecommunication Services - 2.4%
302,340      Vodafone Group Plc                     $   617,303
                                                    -----------
             Total Telecommunication Services       $ 1,630,803
                                                    -----------
             Utilities - 4.5%
             Electric Utilities - 2.2%
 11,838      E.On AG*                               $   473,475
  4,355      Fortum Corp.*                               93,910
                                                    -----------
                                                    $   567,385
                                                    -----------
             Independent Power Producer &
             Energy Traders - 0.9%
124,634      Clipper Windpower Plc*                 $   129,051
 24,545      International Power Plc                     86,435
                                                    -----------
                                                    $   215,486
                                                    -----------
             Multi-Utilities - 1.4%
  4,926      Gaz De France                          $   244,927
 11,905      National Grid Plc                          119,900
                                                    -----------
                                                    $   364,827
                                                    -----------
             Total Utilities                        $ 1,147,698
                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $35,757,205)                     $25,305,829
                                                    -----------
             RIGHTS/WARRANTS - 0.1%
             Banks - 0.1%
             Diversified Banks - 0.1%
 18,216      DBS Group Holdings, Ltd.,
             Expires 1/14/09*                       $    38,056
                                                    -----------
             Total Banks                            $    38,056
                                                    -----------
             TOTAL RIGHTS/WARRANTS
             (Cost $67,710)                         $    38,056
                                                    -----------
             TOTAL INVESTMENT
             IN SECURITIES - 99.9%
             (Cost $35,824,915)(a)(b)               $25,343,885
                                                    -----------
             OTHER ASSETS AND
             LIABILITIES - 0.1%                     $    20,770
                                                    -----------
             TOTAL NET ASSETS - 100.0%              $25,364,655
                                                    ===========

*        Non-income producing security.

(G.D.R.) Global Depositary Receipt.

(A.D.R.) American Depositary Receipt.

(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $36,086,321 was as follows:


         Aggregate gross unrealized gain for all
         investments in which there is an excess of
         value over tax cost                           $    377,187
         Aggregate gross unrealized loss for all
         investments in which there is an excess of
         tax cost over value                            (11,119,623)
                                                       ------------
         Net unrealized loss                           $(10,742,436)
                                                       ============

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


         Japan                                     22.5%
         United Kingdom                            15.1
         France                                    13.3
         Switzerland                               11.7
         Germany                                    7.3
         United States                              7.0
         Spain                                      5.0
         Netherlands                                4.4
         Ireland                                    3.6
         Norway                                     2.6
         Australia                                  2.3
         Brazil                                     1.3
         Sweden                                     1.0
         Singapore                                  1.0
         Other (individually less than 1%)          1.9
                                                  -----
                                                  100.0%
                                                  =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $49,776,469 and $58,491,462, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 - quoted prices in active markets for identical securities
  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:


                                                  Investments
Valuation Inputs                                 in Securities
--------------------------------------------------------------
Level 1 - Quoted Prices                           $ 1,845,790
Level 2 - Other Significant Observable Inputs      23,498,095
Level 3 - Significant Unobservable Inputs                   -
                                                  -----------
  Total                                           $25,343,885
                                                  ===========


8     The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year        Year       Year       Year        Year
                                                                Ended        Ended      Ended      Ended      Ended
Class I                                                        12/31/08    12/31/07   12/31/06   12/31/05    12/31/04
Net asset value, beginning of period                           $  18.76     $ 16.77    $ 13.71    $ 11.88     $ 10.06
                                                               --------     -------    -------    -------     -------
Increase from investment operations:
 Net investment income                                         $   0.27     $  0.25    $  0.10    $  0.10     $  0.05
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  ( 8.42)      2.02       3.03       1.75        1.82
                                                               --------     -------    -------    -------     -------
  Net increase (decrease) from investment operations           $  (8.15)    $  2.27    $  3.13    $  1.85     $  1.87
Distributions to shareowners:
 Net investment income                                           ( 0.24)     ( 0.07)    ( 0.07)    ( 0.02)     ( 0.05)
 Net realized gain                                               ( 0.54)     ( 0.21)        --         --          --
                                                               --------     -------    -------    -------     -------
Net increase (decrease) in net asset value                     $  (8.93)    $  1.99    $  3.06    $  1.83     $  1.82
                                                               --------     -------    -------    -------     -------
Net asset value, end of period                                 $   9.83     $ 18.76    $ 16.77    $ 13.71     $ 11.88
                                                               ========     =======    =======    =======     =======
Total return*                                                    (45.01)%     13.54%     22.94%     15.58%      18.71%
Ratio of net expenses to average net assets+                       1.38%       1.17%      1.39%      1.53%       1.75%
Ratio of net investment income to average net assets+              1.68%       1.23%      0.82%      0.70%       0.45%
Portfolio turnover rate                                             117%         95%       153%       108%        129%
Net assets, end of period (in thousands)                       $ 13,782     $29,287    $32,046    $21,176     $22,859

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.     9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year        Year          Year         Year        Year
                                                                   Ended        Ended        Ended         Ended      Ended
Class II                                                          12/31/08    12/31/07      12/31/06     12/31/05    12/31/04
Net asset value, beginning of period                             $  18.60     $ 16.66      $  13.63      $ 11.84     $ 10.04
                                                                 --------     -------      --------      -------     -------
Increase from investment operations:
 Net investment income (loss)                                    $   0.29     $  0.17      $   0.00(a)   $  0.04     $ (0.02)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (8.41)       2.04          3.07         1.76        1.86
                                                                 --------     -------      --------      -------     -------
  Net increase from investment operations                        $  (8.12)    $  2.21      $   3.07      $  1.80     $  1.84
Distributions to shareowners:
 Net investment income                                              (0.19)      (0.06)        (0.04)       (0.01)      (0.04)
 Net realized gain                                                  (0.54)      (0.21)           --           --          --
                                                                 --------     -------      --------      -------     -------
Net increase (decrease) in net asset value                       $  (8.85)    $  1.94      $   3.03      $  1.79     $  1.80
                                                                 --------     -------     ---------      -------     -------
Net asset value, end of period                                   $   9.75     $ 18.60      $  16.66      $ 13.63     $ 11.84
                                                                 --------     -------      --------      -------     -------
Total return*                                                      (45.14)%     13.24%        22.59%       15.19%      18.42%
Ratio of net expenses to average net assets+                         1.62%       1.42%         1.69%        1.84%       2.13%
Ratio of net investment income (loss) to average net assets+         1.47%       0.95%         0.38%        0.36%      (0.11)%
Portfolio turnover rate                                               117%         95%          153%         108%        129%
Net assets, end of period (in thousands)                         $ 11,583     $29,622      $ 25,605      $ 5,726     $ 4,133

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.


10    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $35,824,915)                                         $  25,343,885
 Cash                                                                                      169,746
 Foreign currencies, at value (cost $109,177)                                               70,692
 Receivables --
  Investment securities sold                                                                24,226
  Portfolio shares sold                                                                     80,461
  Dividends and foreign taxes withheld                                                      58,573
 Other                                                                                       3,983
                                                                                     -------------
  Total assets                                                                       $  25,751,566
                                                                                     -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                    $      58,148
  Portfolio shares repurchased                                                             249,687
  Forward foreign currency settlements contracts, net                                          254
 Due to affiliates                                                                             951
 Accrued expenses                                                                           77,871
                                                                                     -------------
  Total liabilities                                                                  $     386,911
                                                                                     -------------
NET ASSETS:
 Paid-in capital                                                                     $  40,203,750
 Undistributed net investment income                                                       543,432
 Accumulated net realized loss on investments and foreign currency transactions         (4,877,312)
 Net unrealized loss on investments                                                    (10,481,030)
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                            (24,185)
                                                                                     -------------
  Total net assets                                                                   $  25,364,655
                                                                                     =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $13,781,976/1,401,635 shares)                                     $        9.83
                                                                                     =============
 Class II (based on $11,582,679/1,187,631 shares)                                    $        9.75
                                                                                     =============

The accompanying notes are an integral part of these financial statements.    11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $153,367)                                  $   1,280,255
 Interest                                                                                      11,602
 Income from securities loaned, net                                                            32,622
                                                                                        -------------
  Total investment income                                                                                  $   1,324,479
                                                                                                           -------------
EXPENSES:
 Management fees                                                                        $     365,863
 Transfer agent fees
  Class I                                                                                       1,509
  Class II                                                                                      1,509
 Distribution fees
  Class II                                                                                     52,141
 Administrative fees                                                                           12,908
 Custodian fees                                                                               104,779
 Professional fees                                                                             60,493
 Printing expense                                                                              20,725
 Fees and expenses of nonaffiliated trustees                                                    5,762
 Miscellaneous                                                                                 18,459
                                                                                        -------------
  Total expenses                                                                                           $     644,148
                                                                                                           -------------
   Net investment income                                                                                   $     680,331
                                                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on:
 Investments (net of foreign capital gains of $1,683)                                   $  (4,559,341)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (99,892)     $  (4,659,233)
                                                                                        -------------      -------------
 Change in net unrealized gain (loss) on:
 Investments                                                                            $ (19,810,776)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                          (26,325)     $ (19,837,101)
                                                                                        -------------      -------------
 Net loss on investments and foreign currency transactions                                                 $ (24,496,334)
                                                                                                           -------------
 Net decrease in net assets resulting from operations                                                      $ (23,816,003)
                                                                                                           =============

12   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                                 Year               Year
                                                                                                Ended              Ended
                                                                                               12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                                       $     680,331      $     650,160
Net realized gain (loss) on investments and foreign currency transactions                      (4,659,233)         5,265,083
Change in net unrealized gain (loss) on investments and foreign currency transactions         (19,837,101)         1,343,108
                                                                                            -------------      -------------
  Net increase (decrease) in net assets resulting from operations                           $ (23,816,003)     $   7,258,351
                                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.24 and $0.07 per share, respectively)                                         $    (358,374)     $    (127,312)
  Class II ($0.19 and $0.06 per share, respectively)                                             (263,064)           (90,365)
Net realized gain:
  Class I ($0.54 and $0.21 per share, respectively)                                              (803,355)          (357,860)
  Class II ($0.54 and $0.21 per share, respectively)                                             (747,246)          (312,196)
                                                                                            -------------      -------------
    Total distributions to shareowners                                                      $  (2,172,039)     $    (887,733)
                                                                                            -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $   7,727,616      $  17,393,047
Reinvestment of distributions                                                                   2,172,038            887,733
Cost of shares repurchased                                                                    (17,455,749)       (23,393,697)
                                                                                            -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                            $  (7,556,095)     $  (5,112,917)
                                                                                            -------------      -------------
  Net increase (decrease) in net assets                                                     $ (33,544,137)     $   1,257,701
NET ASSETS:
Beginning of year                                                                           $  58,908,792      $  57,651,091
                                                                                            -------------      -------------
End of year                                                                                 $  25,364,655      $  58,908,792
                                                                                            =============      =============
Undistributed net investment income                                                         $     543,432      $     621,485
                                                                                            =============      =============

                                   '08 Shares       '08 Amount      '07 Shares       '07 Amount
CLASS I
Shares sold                          119,922      $   1,838,016        64,491      $   1,176,074
Reinvestment of distributions         73,761          1,161,729        25,903            485,172
Less shares repurchased             (353,274)        (4,946,850)     (440,000)        (7,969,587)
                                    --------      -------------      --------      -------------
  Net decrease                      (159,591)     $  (1,947,105)     (349,606)     $  (6,308,341)
                                    ========      =============      ========      =============
CLASS II
Shares sold                          364,272      $   5,889,600       891,809      $  16,216,973
Reinvestment of distributions         64,597          1,010,309        21,655            402,561
Less shares repurchased             (833,652)       (12,508,899)     (857,800)       (15,424,110)
                                    --------      -------------      --------      -------------
  Net increase (decrease)           (404,783)     $  (5,608,990)       55,664      $   1,195,424
                                    ========      =============      ========      =============


The accompanying notes are an integral part of these financial statements.   13

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer International Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees (management appraised). At December 31, 2008, there were no securities that were management appraised.

   Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

   All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by the Portfolio are fair valued

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2008, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from, or in excess of, net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $1,004,056 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $3,646,214, which will expire in 2016 if not utilized.

   At December 31, 2008, the Portfolio has reclassified $136,946 to decrease undistributed net investment

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   income and $136,946 to decrease accumulated net realized loss on investments to reflect permanent book/ tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        2008             2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                   $    621,556        $217,677
 Long-term capital gains              1,550,483         670,056
                                   ------------        --------
   Total distributions             $  2,172,039        $887,733
                                   ============        ========
 Distributable Earnings:
 Undistributed ordinary income     $    543,178
 Capital loss carryforward           (3,646,214)
 Post-October loss deferred          (1,004,056)
 Unrealized depreciation            (10,732,003)
                                   ------------
   Total                           $(14,839,095)
                                   ============

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $611 in management fees, administrative costs and certain others fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $259 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $81 payable to PFD at December 31, 2008.

5. Forward Foreign Currency Contracts
At December 31, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2008, the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $22,987 and $23,241, respectively, resulting in a net payable of $254.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer International Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer International Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)
For the fiscal year ending December 31, 2008, the Fund has elected to pass through foreign tax credits of $120,440.

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                        Trustees and Officers
Pioneer Investment Management, Inc.                       The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                 operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                             their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm             are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                         interested persons of the Trust are referred to as Independent
                                                          Trustees. Each of the Trustees serves as a trustee of each of the 76
Principal Underwriter                                     U.S. registered investment portfolios for which Pioneer serves as
Pioneer Funds Distributor, Inc.                           investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston,
Legal Counsel                                             Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee
                           President         is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc.
                           (since February 2007); Executive Vice President of all of the Pioneer Funds
                           (since March 2007); Director of Pioneer Global Asset Management S.p.A.
                           (since April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004 and
                           2008 - present); and Executive Vice President and Chief Financial Officer,
                           Pedestal Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (35)  Assistant        Since 2003. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (35)  Fund Administration Manager - Fund Accounting, Administration and             None
                             Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   20363-02-0209


                                                            [Logo]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2008


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          10
  Notes to Financial Statements                 15
  Report of Independent Registered Public
    Accounting Firm                             19
  Trustees, Officers and Service Providers      20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following was represented by a pie chart in the printed materials.]

U.S. Common Stocks                                              85.1%
Temporary Cash Investments                                      14.9%

Sector Distribution
(As a percentage of equity holdings)

[The following was represented by a pie chart in the printed materials.]

Financials                                                      26.0%
Information Technology                                          13.7%
Industrials                                                     12.2%
Utilities                                                       11.1%
Health Care                                                     10.6%
Consumer Staples                                                 9.8%
Consumer Discretionary                                           7.0%
Materials                                                        5.7%
Energy                                                           3.2%
Telecommunication Services                                       0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   Unum Group                                                 4.15%
2.   Omnicare, Inc.                                             3.68
3.   Ball Corp.                                                 3.31
4.   Waste Management, Inc.                                     3.24
5.   W.W. Grainger, Inc.                                        3.19

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/08      12/31/07
  Class I                      $ 11.72       $ 19.22
  Class II                     $ 11.66       $ 19.13


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $0.1892        $0.0124           $1.2889
  Class II                  $0.1433        $0.0124           $1.2889

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following was represented by a mountain chart in the printed materials.]

              Pioneer          Pioneer
           Mid Cap Value    Mid Cap Value
           VCT Portfolio,   VCT Portfolio,  Russell Midcap
              Class I          Class II      Value Index
12/98         10,000           10,000         10,000
              11,305           11,277          9,989
12/00         13,340           13,266         11,905
              14,206           14,092         12,182
12/02         12,613           12,488         11,007
              17,340           17,120         15,197
12/04         21,175           20,847         18,799
              22,845           22,440         21,177
12/06         25,721           25,193         25,458
              27,157           26,539         25,096
12/08         18,038           17,580         15,448

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
                                Class I            Class II
--------------------------------------------------------------------------------
10 Years                        6.08%               5.80%
5 Years                         0.79%               0.53%
1 Year                        -33.58%             -33.76%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
---------------------------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/08               $   716.35       $   715.72
Expenses Paid During Period*                   $     3.32       $     4.40

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% and 1.02% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
---------------------------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/08               $ 1,021.27       $ 1,020.01
Expenses Paid During Period*                   $     3.91       $     5.18

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% and 1.02% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Stock prices declined dramatically during 2008 as investors grew increasingly apprehensive that a widening credit crisis would undermine the economy and drive it into a deep recession. In the following discussion, Rod Wright, leader of the investment team managing the Pioneer Mid Cap Value VCT Portfolio, provides an update on the factors that affected the Portfolio's performance during the 12-month period ended December 31, 2008.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2008?

A: Pioneer Mid Cap Value VCT Portfolio Class I shares returned -33.58% for the
   12 months ended December 31, 2008, and Class II shares returned -33.76%. During the same 12-month period, the Portfolio's benchmark, the Russell Midcap Value Index, returned -38.44%, while the Standard & Poor's 500 Index, an index for the entire equity market, returned -36.99%. Over the same 12-month period, the average return of the 83 variable portfolios in Lipper's Mid Cap Value category was -38.72%.

Q: What were the principal factors affecting the Portfolio's performance during the 12-month period ended December 31, 2008?

A: The stock market declined virtually throughout the entire year, despite positive results for some market indices during the final month. After months of growing fears that the U.S. economy's expansion was coming to an end after a decade of growth, the downturn was confirmed with the announcement that U.S. gross domestic product (GDP) contracted in the third quarter of 2008. GDP growth was widely expected also to be negative for the final quarter of 2008. The widespread difficulties in the credit markets, which began in 2007 with problems in the subprime mortgage area, particularly affected financial institutions, especially commercial banks and investment banks. The stocks of many financial institutions performed even more poorly than the overall market, as investors avoided any institutions carrying credit risk. This significantly affected the Russell Midcap Value Index, which had a large exposure to financial institutions compared to indices tracking other parts of the market. Elsewhere, consumer spending, which had helped to prop up the economy in recent years, weakened significantly, affecting the performance of virtually all industries exposed to discretionary spending.

   Although the Portfolio outperformed the Russell Midcap Value Index and the Lipper competitive peer group, we nevertheless were disappointed in the losses that were incurred. Over the course of the year, we maintained a defensive positioning for the Portfolio, placing the greatest emphasis on investments in companies we believed had solid balance sheets and strong businesses, but whose stock prices were low because of factors we felt could be remedied. Keeping with the Portfolio's emphasis on bottom-up company analysis and individual security selection, stock selection was more of a factor influencing performance than was sector positioning. While the financials sector was the greatest drag on the Russell index's results, our selections in the financials group provided the greatest support to the Portfolio's relative performance. Selections in the industrials, consumer staples and health care groups also helped the Portfolio's relative performance. The greatest detractors from the Portfolio's relative performance were our investments in the energy sector and our de-emphasis of utilities companies. The Portfolio's energy holdings underperformed the sector, and the Portfolio was underweighted in the group when energy stocks performed well early in the year. We believed utilities stocks were priced too high, but the market nevertheless preferred them because of their reputations as defensive positions.

Q: What individual investments most affected the Portfolio's performance during the period?

A: Four of the better performing stocks were from the financials sector. They included: insurance company Unum; re-insurer RenaissanceRe; insurance broker Aon; and Annaly Capital, an investor in real estate mortgages. Unum, the Portfolio's largest individual holding, performed well after a corporate restructuring program strengthened its financial position, resulting in rating upgrades by two major credit

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   rating services. RenaissanceRe, a Bermuda-based catastrophe insurer and reinsurance company, benefited from improved pricing in the reinsurance business, while insurance broker Aon saw improvements in its operating margins. While many of Annaly Capital's competitors struggled because of problems in the mortgage market, Annaly outperformed as interest rate cuts led to improved operating margins and because the company emphasized government agency mortgages.

   One of the Portfolio's best overall contributors was Omnicare, an institutional pharmacy services corporation. We invested the Portfolio in the company because we believed its underlying business was strong and that improvements in its operational efficiency could yield benefits. When management instituted a number of changes, Omnicare's earnings improved and the stock rose from its very low valuation. Waste Management, a leader in providing solid waste disposal and management services, outperformed when its new management team improved operational and logistical efficiency. As pricing strengthened, volumes increased and costs declined, Waste Management's earnings improved. Also delivering good results were Ball, producer of containers such as aluminum beverage cans, and W.W. Grainger, distributor of maintenance and servicing supplies to industrial customers. Both Ball and Grainger are defensive stocks with strong business fundamentals. Elsewhere, three holdings were acquired during the year, resulting in gains for the Portfolio. They were: Wm. Wrigley Jr., the chewing gum manufacturer purchased by candy maker Mars, a private company; Anheuser-Busch, which agreed to be acquired by Belgian brewer InBev; and Barr Pharmaceuticals, which was acquired by Teva Pharmaceuticals.

   Energy selections proved to be the greatest drag on the Portfolio's relative performance, with two companies in the sector producing particularly disappointing results. Independent refiner Tesoro was hurt when the cost of crude oil for its refineries increased much faster than the market prices for its refined products, such as heating oil and gasoline. We sold the position. However, we retained a position in the other disappointing energy stock, El Paso, a pipeline company with exploration and production operations that were hurt when oil prices declined during the second half of the year.

Q: What is your investment outlook?

A: We have a guarded outlook. While we think the market has experienced the worst of the effects of the economic downturn, the economy nevertheless is in recession. We don't yet know how deep this recession will be or how long it will last. We think the stock market could stage a number of potentially short-lived rallies during 2009, but it will take time for the full effects of problems in banking and consumer credit to surface and be worked through. We also think unemployment is likely to continue to increase during the first part of 2009, especially as the automobile industry starts restructuring and newly merged financial institutions begin to reduce their overhead by eliminating redundancies. Nevertheless, the Federal Reserve Board and the Treasury Department already have acted very aggressively to reinvigorate the economy, and the new Obama Administration can be expected to push hard for an additional stimulus package. Eventually, we believe that the efforts of the federal government will help bring about an economic turnaround.

   As always, we intend to continue to concentrate on individual security analysis and focus on investing in good companies, with solid balance sheets and healthy businesses, that we are able to buy at attractive prices.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

      Shares                                                      Value
                   COMMON STOCKS - 95.4%
                   Energy - 3.1%
                   Oil & Gas Drilling - 0.4%
      15,700       Transocean, Ltd.*(b)                    $    741,825
                                                           ------------
                   Oil & Gas Equipment & Services - 0.5%
      82,424       Weatherford International, Inc.*(b)     $    891,828
                                                           ------------
                   Oil & Gas Exploration & Production - 1.2%
      12,670       Devon Energy Corp.                      $    832,546
      35,600       XTO Energy, Inc.                           1,255,612
                                                           ------------
                                                           $  2,088,158
                                                           ------------
                   Oil & Gas Storage & Transportation - 1.0%
     237,490       El Paso Corp. (b)                       $  1,859,547
                                                           ------------
                   Total Energy                            $  5,581,358
                                                           ------------
                   Materials - 5.4%
                   Diversified Chemical - 0.4%
      46,100       Dow Chemical Co.                        $    695,649
                                                           ------------
                   Gold - 0.9%
      39,567       Newmont Mining Corp.                    $  1,610,377
                                                           ------------
                   Industrial Gases - 1.0%
      36,400       Air Products & Chemicals, Inc.          $  1,829,828
                                                           ------------
                   Metal & Glass Containers - 3.1%
     137,941       Ball Corp. (b)                          $  5,736,966
                                                           ------------
                   Total Materials                         $  9,872,820
                                                           ------------
                   Capital Goods - 3.8%
                   Industrial Machinery - 0.7%
      33,000       SPX Corp.                               $  1,338,150
                                                           ------------
                   Trading Companies &
                   Distributors - 3.1%
      70,154       W.W. Grainger, Inc.                     $  5,530,941
                                                           ------------
                   Total Capital Goods                     $  6,869,091
                                                           ------------
                   Commercial Services & Supplies - 7.9%
                   Environmental & Facilities Services - 3.8%
      48,868       Republic Services, Inc.                 $  1,211,438
     169,542       Waste Management, Inc. (b)                 5,618,622
                                                           ------------
                                                           $  6,830,060
                                                           ------------
                   Office Services & Supplies - 1.7%
      95,220       Avery Dennison Corp.                    $  3,116,551
                                                           ------------
                   Research & Consulting Services - 2.4%
     165,390       Equifax, Inc.                           $  4,386,143
                                                           ------------
                   Total Commercial Services &
                   Supplies                                $ 14,332,754
                                                           ------------
                   Consumer Durables & Apparel - 1.0%
                   Homebuilding - 0.6%
     146,110       D.R. Horton, Inc.                       $  1,032,998
                                                           ------------

      Shares                                                      Value
                   Housewares & Specialties - 0.4%
      18,364       Fortune Brands, Inc. (b)                $    758,066
                                                           ------------
                   Total Consumer Durables &
                   Apparel                                 $  1,791,064
                                                           ------------
                   Media - 4.3%
                   Advertising - 1.8%
     843,394       The Interpublic Group of Co., Inc.*     $  3,339,840
                                                           ------------
                   Broadcasting - 0.9%
     189,970       CBS Corp. (Class B) (b)                 $  1,555,854
                                                           ------------
                   Movies & Entertainment - 1.6%
     152,062       Viacom, Inc. (Class B)*                 $  2,898,302
                                                           ------------
                   Total Media                             $  7,793,996
                                                           ------------
                   Retailing - 1.4%
                   Apparel Retail - 1.0%
     133,982       Gap, Inc.                               $  1,794,019
                                                           ------------
                   Department Stores - 0.4%
      37,175       J.C. Penney Co., Inc.                   $    732,348
                                                           ------------
                   Total Retailing                         $  2,526,367
                                                           ------------
                   Food & Drug Retailing - 3.3%
                   Food Retail - 3.3%
      73,669       Kroger Co.                              $  1,945,598
     172,411       Safeway, Inc.                              4,098,209
                                                           ------------
                                                           $  6,043,807
                                                           ------------
                   Total Food & Drug Retailing             $  6,043,807
                                                           ------------
                   Food, Beverage & Tobacco - 4.0%
                   Brewers - 1.4%
      51,832       Molson Coors Brewing Co. (Class B)      $  2,535,621
                                                           ------------
                   Packaged Foods & Meats - 0.9%
      36,900       The J.M. Smucker Co.                    $  1,599,984
                                                           ------------
                   Tobacco - 1.7%
      54,978       Lorillard, Inc.                         $  3,098,010
                                                           ------------
                   Total Food, Beverage &
                   Tobacco                                 $  7,233,615
                                                           ------------
                   Household & Personal Products - 2.1%
                   Household Products - 0.8%
      27,000       Energizer Holdings, Inc.*(b)            $  1,461,780
                                                           ------------
                   Personal Products - 1.3%
      73,380       Estee Lauder Co.                        $  2,271,845
                                                           ------------
                   Total Household &
                   Personal Products                       $  3,733,625
                                                           ------------
                   Health Care Equipment & Services - 7.3%
                   Health Care Distributors - 1.2%
      61,200       Cardinal Health, Inc.                   $  2,109,564
                                                           ------------
                   Health Care Equipment - 0.9%
      41,600       Zimmer Holdings, Inc.*                  $  1,681,472
                                                           ------------

6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                       Value
                   Health Care Services - 3.5%
     230,299       Omnicare, Inc. (b)                       $  6,393,100
                                                            ------------
                   Managed Health Care - 1.7%
      50,163       Aetna, Inc.                              $  1,429,646
      99,000       CIGNA Corp.*                                1,668,150
                                                            ------------
                                                            $  3,097,796
                                                            ------------
                   Total Health Care Equipment &
                   Services                                 $ 13,281,932
                                                            ------------
                   Pharmaceuticals & Biotechnology - 2.8%
                   Life Sciences Tools & Services - 1.3%
      71,300       Thermo Fisher Scientific, Inc.*(b)       $  2,429,191
                                                            ------------
                   Pharmaceuticals - 1.5%
     107,800       Forest Laboratories, Inc.*               $  2,745,666
                                                            ------------
                   Total Pharmaceuticals &
                   Biotechnology                            $  5,174,857
                                                            ------------
                   Banks - 5.6%
                   Regional Banks - 3.1%
      30,650       City National Corp. (b)                  $  1,492,655
      82,895       First Horizon National Corp.*                 876,204
     119,149       KeyCorp (b)                                 1,015,149
      27,887       PNC Bank Corp.                              1,366,463
      34,337       Zions Bancorporation (b)                      841,600
                                                            ------------
                                                            $  5,592,071
                                                            ------------
                   Thrifts & Mortgage Finance - 2.5%
     134,400       New York Community Bancorp, Inc. (b)     $  1,607,424
     168,430       People's Bank                               3,003,107
                                                            ------------
                                                            $  4,610,531
                                                            ------------
                   Total Banks                              $ 10,202,602
                                                            ------------
                   Diversified Financials - 3.8%
                   Asset Management & Custody Banks - 1.9%
      24,800       Franklin Resources, Inc.                 $  1,581,744
      36,536       Legg Mason, Inc. (b)                          800,504
      18,900       Northern Trust Corp.                          985,446
                                                            ------------
                                                            $  3,367,694
                                                            ------------
                   Investment Banking & Brokerage - 1.1%
      68,335       Lazard, Ltd.                             $  2,032,283
                                                            ------------
                   Specialized Finance - 0.8%
       7,000       CME Group, Inc.                          $  1,456,770
                                                            ------------
                   Total Diversified Financials             $  6,856,747
                                                            ------------
                   Insurance - 11.1%
                   Insurance Brokers - 2.5%
      99,829       Aon Corp. (b)                            $  4,560,189
                                                            ------------
                   Life & Health Insurance - 4.0%
     386,789       UNUM Group                               $  7,194,275
                                                            ------------

      Shares                                                       Value
                   Property & Casualty Insurance - 2.2%
      49,100       Axis Capital Holdings, Ltd.              $  1,429,792
     176,939       Progressive Corp.*                          2,620,467
                                                            ------------
                                                            $  4,050,259
                                                            ------------
                   Reinsurance - 2.4%
      85,382       RenaissanceRe Holdings, Ltd.             $  4,402,296
                                                            ------------
                   Total Insurance                          $ 20,207,019
                                                            ------------
                   Real Estate - 4.2%
                   Diversified Real Estate Investment Trusts - 0.5%
      15,400       Vornado Realty Trust                     $    929,390
                                                            ------------
                   Mortgage Real Estate Investment Trusts - 2.2%
     255,745       Annaly Capital Management, Inc.          $  4,058,673
                                                            ------------
                   Office Real Estate Investment Trusts - 0.4%
      14,870       Boston Properties, Inc. (b)              $    817,850
                                                            ------------
                   Residential Real Estate Investment Trusts - 0.5%
      30,600       Equity Residential Property Trust        $    912,492
                                                            ------------
                   Specialized Real Estate Investment Trusts - 0.6%
      13,440       Public Storage, Inc.                     $  1,068,480
                                                            ------------
                   Total Real Estate                        $  7,786,885
                                                            ------------
                   Software & Services - 4.4%
                   Data Processing & Outsourced Services - 4.4%
     114,100       Western Union Co.                        $  1,636,194
     128,438       Computer Sciences Corp.*                    4,513,311
      51,100       Fiserv, Inc.*(b)                            1,858,507
                                                            ------------
                                                            $  8,008,012
                                                            ------------
                   Total Software & Services                $  8,008,012
                                                            ------------
                   Technology Hardware & Equipment - 6.4%
                   Computer Hardware - 4.0%
     234,280       NCR Corp.*                               $  3,312,719
     268,320       Teradata Corp.*                             3,979,186
                                                            ------------
                                                            $  7,291,905
                                                            ------------
                   Computer Storage & Peripherals - 0.9%
     153,500       EMC Corp.*                               $  1,607,145
                                                            ------------
                   Office Electronics - 1.5%
     338,323       Xerox Corp.                              $  2,696,434
                                                            ------------
                   Total Technology Hardware &
                   Equipment                                $ 11,595,484
                                                            ------------
                   Semiconductors - 2.3%
                   Semiconductor Equipment - 0.9%
     171,610       Applied Materials, Inc.                  $  1,738,409
                                                            ------------
                   Semiconductors - 1.4%
      73,960       Analog Devices, Inc.                     $  1,406,719
     133,700       NVIDIA Corp.*                               1,078,959
                                                            ------------
                                                            $  2,485,678
                                                            ------------
                   Total Semiconductors                     $  4,224,087
                                                            ------------

The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                       Value
              Telecommunication Services - 0.6%
              Integrated Telecommunication Services - 0.6%
 122,700      Windstream Corp.                          $  1,128,840
                                                        ------------
              Total Telecommunication
              Services                                  $  1,128,840
                                                        ------------
              Utilities - 10.6%
              Electric Utilities - 3.4%
  53,316      American Electric Power Co., Inc.*        $  1,774,356
  85,543      Edison International                         2,747,641
  35,391      FirstEnergy Corp.                            1,719,295
                                                        ------------
                                                        $  6,241,292
                                                        ------------
              Gas Utilities - 1.1%
  58,801      Questar Corp.                             $  1,922,205
                                                        ------------
              Multi-Utilities - 6.1%
 120,788      NSTAR (b)                                 $  4,407,554
  36,500      PG&E Corp.                                   1,412,915
  65,784      Public Service Enterprise Group, Inc.        1,918,919
  80,110      Sempra Energy                                3,415,089
                                                        ------------
                                                        $ 11,154,477
                                                        ------------
              Total Utilities                           $ 19,317,974
                                                        ------------
              TOTAL COMMON STOCKS
              (Cost $211,909,793)                       $173,562,936
                                                        ------------

          Principal
          Amount ($)                                                Value
                         TEMPORARY CASH INVESTMENTS - 16.7%
                         Securities Lending Collateral - 16.7% (c)
                         Certificates of Deposit:
           704,263       Abbey National Plc,
                         3.15%, 8/13/09                      $    704,263
           704,167       Bank of Nova Scotia,
                         3.21%, 5/5/09                            704,167
         1,125,465       Bank of Scotland NY,
                         2.92%, 6/5/09                          1,125,465
         1,267,673       Barclays Bank, 1.5%, 5/27/09           1,267,673
           223,911       Calyon NY, 4.62%, 1/16/09                223,911
         1,408,525       CBA, 4.87%, 7/16/09                    1,408,525
         1,267,673       DNB NOR Bank ASA NY,
                         3.04%, 6/5/09                          1,267,673
         1,290,209       Intesa SanPaolo S.p.A.,
                         1.44%, 5/22/09                         1,290,209
            81,584       NORDEA NY, 4.13%, 4/9/09                  81,584
         1,056,393       Royal Bank of Canada NY,
                         2.7%, 8/7/09                           1,056,393
           704,263       Royal Bank of Scotland,
                         3.06%, 3/5/09                            704,263
           140,787       Skandinavian Enskilda Bank NY,
                         3.06%, 2/13/09                           140,787
                         Certificates of Deposit - Continued
         1,408,525       Societe Generale, 3.29%, 9/4/09        1,408,525
         1,267,673       Svenska Bank NY, 4.61%, 7/8/09         1,267,673
         1,408,525       U.S. Bank NA, 2.25%, 8/24/09           1,408,525
                                                             ------------
                                                             $ 14,059,636
                                                             ------------
                         Commercial Paper:
           134,217       BBVA U.S., 2.83%, 3/12/09           $    134,217
         1,408,525       Monumental Global Funding, Ltd.,
                         2.5%, 8/17/09                          1,408,525
           704,263       CME Group, Inc., 2.9%, 8/6/09            704,263
           704,188       General Electric Capital Corp.,
                         2.86%, 3/16/09                           704,188
         1,383,172       American Honda Finance Corp.,
                         4.95%, 7/14/09                         1,383,172
         1,408,525       HSBC Bank, Inc., 2.5%, 8/14/09         1,408,525
           704,263       IBM, 2.39%, 9/25/09                      704,263
         1,267,673       MetLife Global Funding,
                         3.19%, 6/12/09                         1,267,673
         1,267,673       New York Life Global,
                         2.13%, 9/4/09                          1,267,673
         1,197,246       Westpac Banking Corp.,
                         2.34%, 6/1/09                          1,197,246
                                                             ------------
                                                             $ 10,179,745
                                                             ------------
                         Tri-party Repurchase Agreements:
         3,098,754       Deutsche Bank, 0.25%, 1/2/09        $  3,098,754
           239,280       Barclays Capital Markets,
                         0.5%, 1/2/09                             239,280
                                                             ------------
                                                             $  3,338,034
                                                             ------------
                         Time Deposit:
         1,408,525       BNP Paribas, 0.01%, 1/2/09          $  1,408,525
                                                             ------------
                         Money Market Mutual Funds:
           352,131       Columbia Government Reserves
                         Fund                                $    352,131
         1,056,394       JPMorgan, U.S. Government Money
                         Market Fund                            1,056,394
                                                             ------------
                                                             $  1,408,525
                                                             ------------
                         Total Securities Lending
                         Collateral                          $ 30,394,465
                                                             ------------
                         TOTAL TEMPORARY CASH
                         INVESTMENTS
                         (Cost $30,394,465)                  $ 30,394,465
                                                             ------------
                         TOTAL INVESTMENT IN
                         SECURITIES - 112.1%
                         (Cost $242,304,258)(a)              $203,957,401
                                                             ------------
                         OTHER ASSETS
                         AND LIABILITIES - (12.1)%
                         TOTAL NET ASSETS - 100.0%           $181,946,480
                                                             ------------


8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*      Non-income producing security.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $243,935,530 was as follows:


        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $  8,186,727
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value      (48,164,856)
                                                                 ------------
        Net unrealized loss                                      $(39,978,129)
                                                                 ============

(b)    At December 31, 2008, the following securities were out on loan:


   Shares     Security                                  Value
  98,000      Aon Corp.                             $ 4,476,640
  69,700      Ball Corp.                              2,898,823
  14,000      Boston Properties, Inc.                   770,000
 188,000      CBS Corp. (Class B)                     1,539,720
  10,000      City National Corp.                       487,000
 200,000      El Paso Corp.                           1,566,000
   8,000      Energizer Holdings, Inc.*                 433,120
  49,300      Fiserv, Inc. *                          1,793,041
  17,915      Fortune Brands, Inc.                      739,531
 111,200      KeyCorp                                   947,424
  36,000      Legg Mason, Inc.                          788,760
 116,900      New York Community Bancorp, Inc.        1,398,124
  56,700      NSTAR                                   2,068,983
  61,700      Omnicare, Inc.                          1,712,792
  33,000      Thermo Fisher Scientific, Inc. *        1,124,310
  15,000      Transocean, Ltd. *                        708,750
 160,000      Waste Management, Inc. *                5,302,400
  44,000      Weatherford International, Inc. *         476,080
  31,900      Zions Bancorporation                      781,869
                                                    -----------
              Total                                 $30,013,367
                                                    ===========

(c)    Security lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $151,511,229 and $186,159,046, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
    Level 1 -- quoted prices in active markets for identical securities
    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)
The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                     Investments
Valuation Inputs                                    in Securities
-----------------------------------------------------------------
Level 1 -- Quoted Prices                           $173,562,936
Level 2 -- Other Significant Observable Inputs       30,394,465
Level 3 -- Significant Unobservable Inputs                   --
                                                   ------------
Total                                              $203,957,401
                                                   ============

The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year         Year         Year         Year        Year
                                                            Ended         Ended        Ended        Ended      Ended
Class I                                                    12/31/08     12/31/07     12/31/06     12/31/05    12/31/04
Net asset value, beginning of period                      $  19.22      $  20.32      $ 25.00     $  24.67    $  20.47
                                                          --------      --------      -------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.23      $   0.21      $  0.20     $   0.15    $   0.08
 Net realized and unrealized gain (loss)
  on investments                                             (6.24)         1.11         1.98         1.75        4.41
                                                          --------      --------      -------     --------     --------
  Net increase (decrease) from
    investment operations                                 $  (6.01)     $   1.32      $  2.18     $   1.90    $   4.49
Distributions to shareowners:
 Net investment income                                       (0.19)        (0.17)       (0.26)       (0.08)      (0.08)
 Net realized gain                                           (1.30)        (2.25)       (6.60)       (1.49)      (0.21)
                                                          --------      --------     --------     --------    --------
Net increase (decrease) in net asset value                $  (7.50)     $  (1.10)    $  (4.68)    $   0.33    $   4.20
                                                          --------      --------     --------     --------    --------
Net asset value, end of period                            $  11.72      $  19.22     $  20.32     $  25.00    $  24.67
                                                          ========      ========     ========     ========    ========
Total return*                                               (33.58)%        5.58%       12.59%        7.88%      22.12%
Ratio of net expenses to average net assets+                  0.77%         0.71%        0.71%        0.71%       0.72%
Ratio of net investment income to average net assets+         1.23%         0.80%        0.88%        0.58%       0.53%
Portfolio turnover rate                                         60%           57%         104%          42%         55%
Net assets, end of period (in thousands)                  $103,527      $192,387     $292,001     $288,837    $303,138
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.77%         0.71%        0.71%        0.71%       0.72%
 Net investment income                                        1.23%         0.80%        0.88%        0.58%       0.53%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year           Year           Year           Year          Year
                                                       Ended           Ended          Ended         Ended         Ended
Class II                                              12/31/08       12/31/07       12/31/06       12/31/05      12/31/04
Net asset value, beginning of period                 $  19.13        $  20.24       $  24.72        $ 24.44      $  20.32
                                                     --------        --------       --------        -------      --------
Increase (decrease) from investment operations:
 Net investment income                               $   0.16        $   0.10       $   0.07        $  0.35      $   0.01
 Net realized and unrealized gain (loss)
  on investments                                        (6.18)           1.17           2.05           1.47          4.38
                                                     --------        --------       --------        -------      --------
  Net increase (decrease) from
    investment operations                            $  (6.03)       $   1.27       $   2.12        $  1.82      $   4.39
Distributions to shareowners:
 Net investment income                                  (0.14)          (0.13)            --         (0.05)        (0.06)
 Net realized gain                                      (1.30)          (2.25)         (6.60)        (1.49)        (0.21)
                                                     --------        --------       --------        -------      --------
Net increase (decrease) in net asset value           $  (7.47)       $  (1.11)      $  (4.48)       $  0.28      $  4.12
                                                     --------        --------       --------        -------      --------
Net asset value, end of period                       $  11.66        $  19.13       $  20.24        $ 24.72      $ 24.44
                                                     ========        ========       ========        =======      ========
Total return*                                          (33.76)%          5.35%         12.27%          7.64%        21.77%
Ratio of net expenses to average net assets+             1.02%           0.96%          0.96%          0.95%         0.97%
Ratio of net investment income to average
 net assets+                                             1.00%           0.63%          0.63%          0.25%         0.29%
Portfolio turnover rate                                    60%             57%           104%            42%           55%
Net assets, end of period (in thousands)             $ 78,419        $124,722       $100,696        $88,217      $536,837
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                            1.02%           0.96%          0.96%          0.95%         0.97%
 Net investment income                                   1.00%           0.63%          0.63%          0.25%         0.29%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $30,013,367) (cost $242,304,258)  $ 203,957,401
 Cash                                                                                           7,399,910
 Receivables --
  Investment securities sold                                                                    1,172,867
  Portfolio shares sold                                                                           171,044
  Dividends                                                                                       454,519
  Due from Pioneer Investment Management, Inc.                                                      2,127
                                                                                            -------------
   Total assets                                                                             $ 213,157,868
                                                                                            -------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                              $     714,001
  Upon return of securities loaned                                                             30,394,465
 Due to affiliates                                                                                  7,829
 Accrued expenses                                                                                  95,093
                                                                                            -------------
   Total liabilities                                                                        $  31,211,388
                                                                                            -------------
NET ASSETS:
 Paid-in capital                                                                            $ 253,177,079
 Undistributed net investment income                                                            2,953,502
 Accumulated net realized loss on investments                                                 (35,837,244)
 Net unrealized loss on investments                                                           (38,346,857)
                                                                                            -------------
   Total net assets                                                                         $ 181,946,480
                                                                                            =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)                                       $       11.72
                                                                                            =============
  Class I (based on $103,527,344/8,835,377 shares)                                          $       11.66
                                                                                            =============
  Class II (based on $78,419,136/6,727,125 shares)

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                 $4,870,776
 Interest                                                     120,645
 Income from securities loaned, net                            99,768
                                                           ----------
   Total investment income                                                 $    5,091,189
                                                                           --------------
EXPENSES:
 Management fees                                           $1,650,825
 Transfer agent fees
  Class I                                                       1,204
  Class II                                                      1,204
 Distribution fees
  Class II                                                    261,459
 Administrative fees                                           76,160
 Custodian fees                                                79,718
 Professional fees                                             52,809
 Printing expense                                              41,932
 Fees and expenses of non-affiliated trustees                   7,404
 Miscellaneous                                                 36,341
                                                           ----------
   Total expenses                                                          $    2,209,056
   Less fees waived and expenses reimbursed
    by Pioneer Investment Management, Inc.                                         (2,127)
                                                                           --------------
   Net expenses                                                            $    2,206,929
                                                                           --------------
    Net investment income                                                  $    2,884,260
                                                                           --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized loss on investments                                          $  (35,476,385)
                                                                           --------------
 Change in net unrealized loss on investments                              $  (65,690,967)
                                                                           --------------
 Net loss on investments                                                   $ (101,167,352)
                                                                           --------------
 Net decrease in net assets resulting from operations                      $  (98,283,092)
                                                                           ==============

The accompanying notes are an integral part of these financial statements.   13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                    Year                Year
                                                                                    Ended               Ended
                                                                                  12/31/08            12/31/07
FROM OPERATIONS:
Net investment income                                                          $    2,884,260      $   2,882,598
Net realized gain (loss) on investments                                           (35,476,385)        34,493,566
Change in net unrealized loss on investments                                      (65,690,967)       (13,733,161)
                                                                               --------------      -------------
  Net increase (decrease) in net assets resulting from operations              $  (98,283,092)     $  23,643,003
                                                                               --------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.19 and $0.17 per share, respectively)                            $   (1,707,873)     $  (2,382,738)
  Class II ($0.14 and $0.13 per share, respectively)                                 (933,034)          (697,161)
Net realized gain:
  Class I ($1.30 and $2.25 per share, respectively)                               (11,746,589)       (31,800,439)
  Class II ($1.30 and $2.25 per share, respectively)                               (8,472,833)       (12,457,611)
                                                                               --------------      -------------
    Total distributions to shareowners                                         $  (22,860,329)     $ (47,337,949)
                                                                               --------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $   29,104,880      $  66,219,835
Reinvestment of distributions                                                      22,860,268         47,337,949
Cost of shares repurchased                                                        (65,983,980)       (71,645,895)
Redemption in kind                                                                         --        (93,805,543)
                                                                               --------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions       $  (14,018,832)     $ (51,893,654)
                                                                               --------------      -------------
  Net decrease in net assets                                                   $ (135,162,253)     $ (75,588,600)
NET ASSETS:
Beginning of year                                                                 317,108,733        392,697,333
                                                                               --------------      -------------
End of year                                                                    $  181,946,480      $ 317,108,733
                                                                               ==============      =============
Undistributed net investment income                                            $    2,953,502      $   2,869,554
                                                                               ==============      =============

                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
CLASS I
Shares sold                             488,623      $   7,499,231         1,080,926      $  22,793,768
Reinvestment of distributions           805,653         13,454,401         1,641,844         34,183,177
Less shares repurchased              (2,468,869)       (39,249,992)       (2,305,262)       (47,604,201)
Redemptions in kind                          --                 --        (4,778,683)       (93,805,543)
                                     ----------      -------------        ----------      -------------
  Net decrease                       (1,174,593)     $ (18,296,360)       (4,361,175)     $ (84,432,799)
                                     ==========      =============        ==========      =============
CLASS II
Shares sold                           1,345,722      $  21,605,649         2,086,565      $  43,426,067
Reinvestment of distributions           565,257          9,405,867           633,965         13,154,772
Less shares repurchased              (1,704,012)       (26,733,988)       (1,174,668)       (24,041,694)
                                     ----------      -------------        ----------      -------------
  Net increase                          206,967      $   4,277,528         1,545,862      $  32,539,145
                                     ==========      =============        ==========      =============


14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distributions fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's principal risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   futures contracts (variation margin) are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2008, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2008, the Portfolio had no outstanding portfolio or settlement hedges.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $12,087,845 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $22,205,829, which will expire in 2016 if not utilized.

   At December 31, 2008, the Portfolio has reclassified $2,034 to increase paid in capital, $159,405 to decrease undistributed net investment income and $157,371 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         2008              2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                   $  2,833,769       $10,060,740
 Long-term capital gain              20,026,560        37,277,209
                                   ------------       -----------
   Total distributions             $ 22,860,329       $47,337,949
                                   ============       ===========
 Distributable Earnings:
 Undistributed ordinary income     $  2,928,654
 Capital loss carryforward          (22,205,829)
 Post-October loss deferred         (11,975,295)
 Unrealized depreciation            (39,978,129)
                                   ------------
   Total                           $(71,230,599)
                                   ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on partnership adjustments.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,346 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,955 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $528 in distribution fees payable to PFD at December 31, 2008.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under this arrangement.

6. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                  operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                              their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm              are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                          interested persons of the Trust are referred to as Independent
                                                           Trustees. Each of the Trustees serves as a trustee of each of the 76
Principal Underwriter                                      U.S. registered investment portfolios for which Pioneer serves as
Pioneer Funds Distributor, Inc.                            investment adviser (the "Pioneer Ernst & Young LLP Funds"). The address for all Trustees and all officers of the Trust is 60 State
Legal Counsel                                              Street, Boston, Massachusetts 02109.
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee
                           President         is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------


                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
------------------------------------------------------------------------
Thomas J. Perna (58)       None
------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(35)                         Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
--------------------------------------------------------------------------------


                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of
                             the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all            None
                             the Pioneer Funds since January 2007; Vice President and Compliance
                             Officer, MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           This page for your notes.
--------------------------------------------------------------------------------

[Logo]Pioneer
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18647-03-0209


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                            Pioneer Money Market VCT Portfolio -- Class I Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Schedule of Investments                        4
  Financial Statements                           9
  Notes to Financial Statements                 13
  Report of Independent Registered Public
    Accounting Firm                             15
  Trustees, Officers and Service Providers      17


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Against the backdrop of a spreading credit crisis that threatened many major financial institutions and undermined investor confidence, the U.S. Federal Reserve Board (the Fed) slashed short-term interest rates throughout 2008. Yields on short-term securities declined markedly over the 12 months ended December 31, 2008, while investors became increasingly cautious about any exposure to credit risk as the year progressed. In the following interview, Seth Roman reviews the investment environment and the strategies that affected Pioneer VCT Money Market Portfolio during 2008. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Pioneer VCT Money Market Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2008?

A: Pioneer Money Market VCT Portfolio's Class I shares had a total return of 2.38% at net asset value for the 12 months ended December 31, 2008. During the same period, the average return of the 106 variable portfolios in Lipper's Money Market category was 2.23%. On December 31, 2008, the 7-day effective SEC yield on Class I shares was 1.51%. The Portfolio's net asset value per share remained stable at $1.00 throughout the year.

Q: What were the principal factors affecting the Portfolio's performance during 2008?

A: During a year of heightened anxiety in the capital markets, we placed the greatest emphasis on paying careful attention to any potential credit risks and maintaining liquidity in the Portfolio. During the course of the year, the Fed, as part of its effort to inject liquidity into the financial system and slow the deterioration in the health of the overall economy, cut interest rates repeatedly. In two separate moves during the first month of 2008, the Fed slashed the target fed funds rate from 4.25% to 2.75%. In March, as investment bank Bear Stearns collapsed and investors became increasingly anxious, the Fed cut the target rate to 2.25%. In April, the rate was lowered to 2.00%. In October, as investment bank Lehman Brothers filed for bankruptcy and the federal government rushed to the rescue of other financial institutions, the Fed made two more cuts in the fed funds rate, bringing the influential rate to 1.00%. Finally, on December 16, 2008, the Fed brought the target rate down to a range of 0.00% to 0.25%.

Q: What were your principal strategies during the 12-month period and how did they affect the Portfolio's performance?

A: We focused primarily on preserving capital and maintaining liquidity, while typically maintaining an average duration (a measure of sensitivity to changes in interest rates) of between 40 and 50 days to capture whatever yields were available in the market. In general, we avoided those parts of the market that posed credit risk or were potentially illiquid. While we did have exposure to Bear Stearns securities early in the year, they matured at par value, incurring no loss. While the Portfolio had exposure to Bear Stearns, Lehman, AIG, and Morgan Stanley during the year, securities matured, were sold, or were not renewed. As a result, the Portfolio did not incur any losses. We considered the brokerage industry to be a particularly risky area.

     In our effort to maintain high quality and liquidity, we made investments in Treasury bills, which, despite their low yields, added to the Portfolio's performance when we were able to sell them at a profit. We also invested in bank certificates of deposit (CDs). The bank CDs offered added protection to the Portfolio's net asset value because they are higher in the capital structure than many other securities. The investments in both Treasury bills and bank CDs helped support the Portfolio's performance during the 12-month period.

     The primary factor holding back the Portfolio's performance during the period was the dramatic decline in short-term interest rates in the market, which reduced the Portfolio's ability to produce higher yields.

     During the year, we also decided to join the new insurance program for money market mutual funds and variable portfolios that was introduced by the Treasury Department in September in an effort to stabilize the market for short-term corporate securities.

Q:   What is your investment outlook?

A: As we start 2009, the target fed funds rate is effectively at zero, which makes it particularly challenging to find attractive yields in short-term securities. We anticipate that the economy will continue to be weak for much of the first half of the year, and so we expect to continue to be very cautious, with an emphasis on highly liquid securities such as government agency securities and bank certificates of deposit. When considering commercial paper, we intend to invest only in very high-quality products backed by top-tier corporations. When the opportunity presents itself, we may extend the Portfolio's duration to capture more yield, but we do not intend to do so at any risk to the Portfolio's credit quality or liquidity.


Prices and Distributions

                              12/31/08     12/31/07
Net Asset Value per Share     $ 1.00       $ 1.00


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
                              $ 0.0235           $  -             $  -

A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
---------------------
Average Annual Total Returns
(As of December 31, 2008)

Net Asset Value
Life-of-Class
  (3/1/95)              3.47%
10 Years                2.99%
5 Years                 2.95%
1 Year                  2.38%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I
-----------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00
Ending Account Value on 12/31/08               $ 1,009.57
Expenses Paid During Period*                   $     3.89

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I
-----------------------------------------------------------
Beginning Account Value on 7/1/08              $ 1,000.00
Ending Account Value on 12/31/08               $ 1,021.27
Expenses Paid During Period*                   $     3.91

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% for Class I shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------


                     Floating   S&P/Moody's
      Principal      Rate (b)   Ratings
         Amount   (unaudited)   (unaudited)                                                                         Value
                                              CORPORATE BONDS - 17.4%
                                              Household & Personal Products - 0.6%
                                              Personal Products - 0.6%
 $    225,000            2.46   AA-/Aa3       Procter & Gamble International, Floating Rate Note, 8/19/09     $   224,310
                                                                                                              -----------
                                              Total Household & Personal Products                             $   224,310
                                                                                                              -----------
                                              Banks - 8.0%
                                              Diversified Banks - 4.6%
      300,000            3.67   AA-/AA3       ABN AMRO Bank NV, Floating Rate Note, 1/30/09                   $   300,327
      305,000            3.01   AA+/Aa1       BNP Paribas, Floating Rate Note, 2/13/09                            305,000
      250,000            2.58   AAA/AAA       Rabobank Nederland, Floating Rate Note, 11/9/09 (144A)              249,974
      250,000            4.42   A+/Aa1        Svenska Handelsbanken AB, Variable Rate Note, 8/6/09                249,867
      200,000                   AA/Aa1        Wells Fargo Co., 3.125%, 4/1/09                                     200,123
      500,000            2.95   AA/AA1        Westpac Banking, Floating Rate Note, 2/6/09 (144A)                  499,981
                                                                                                              -----------
                                                                                                              $ 1,805,272
                                                                                                              -----------
                                              Regional Banks - 3.4%
      460,000            4.35   AA+/AAA       Bank of America, Floating Rate Note, 10/3/09 (Extendable)       $   458,095
      120,000                   AA-/Aa3       Mellon Funding Corp., 3.25%, 4/1/09                                 120,050
      750,000            2.29   AA+/AA1       U.S. Bank NA Cincinnati, Floating Rate Note, 9/10/09                750,000
                                                                                                              -----------
                                                                                                              $ 1,328,145
                                                                                                              -----------
                                              Total Banks                                                     $ 3,133,417
                                                                                                              -----------
                                              Diversified Financials - 6.6%
                                              Asset Management & Custody Banks - 0.3%
      100,000                   AA-/Aa2       Bank of New York Mellon, 3.625%, 1/15/09                        $   100,031
                                                                                                              -----------
                                              Consumer Finance - 2.0%
      800,000            2.51   AAA/Aaa       Toyota Motor Credit Corp., Floating Rate Note, 1/12/09          $   800,000
                                                                                                              -----------
                                              Diversified Financial Services - 3.3%
      200,000                   A+/Aa2        Bank of America Corp., 5.875%, 2/15/09                          $   200,657
      100,000            3.10   A+/Aa2        Bear Stearns Co., Inc., Floating Rate Note, 9/30/09                 100,004
      350,000            2.83   AAA/Aaa       General Electric Capital Corp., Floating Rate Note, 1/5/09          350,014
      190,000            2.48   AAA/Aaa       General Electric Capital Corp., Floating Rate Note, 5/8/09          189,978
      100,000            2.23   A+/A1         IBM International Group Capital, Floating Rate Note, 2/13/09        100,014
      345,000            2.86   A+/Aa2        JPMorgan Chase & Co., Floating Rate Note, 3/9/09                    345,121
                                                                                                              -----------
                                                                                                              $ 1,285,788
                                                                                                              -----------
                                              Specialized Finance - 1.0%
      405,000            2.79   AA/Aa1        BP Capital Markets Plc, Floating Rate Note, 1/9/09              $   405,000
                                                                                                              -----------
                                              Total Diversified Financials                                    $ 2,590,819
                                                                                                              -----------
                                              Insurance - 1.1%
                                              Multi-Line Insurance - 1.1%
      415,000            3.16   AA/Aa2        MetLife Global Funding I, Floating Rate Note, 6/12/09           $   415,030
                                                                                                              -----------
                                              Total Insurance                                                 $   415,030
                                                                                                              -----------
                                              Technology Hardware & Equipment - 1.1%
                                              Computer Hardware - 1.1%
      415,000            3.13   A+/A1         IBM International Group Capital, Floating Rate Note, 7/29/09    $   415,839
                                                                                                              -----------
                                              Total Technology Hardware & Equipment                           $   415,839
                                                                                                              -----------
                                              TOTAL CORPORATE BONDS
                                              (Cost $6,779,415)                                               $ 6,779,415
                                                                                                              -----------

4   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     Floating   S&P/Moody's
      Principal      Rate (b)   Ratings
         Amount   (unaudited)   (unaudited)                                                                               Value
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
 $    175,000                   NR/NR         Fannie Mae Discount Note, 0.0%, 8/3/09                                $   172,972
      575,000                   AAA/Aaa       Fannie Mae Discount Note, 2.18%, 1/15/09                                  574,513
      220,000                   AAA/Aaa       Fannie Mae Discount Note, 2.8%, 4/30/09                                   217,964
      410,000            2.68   AAA/Aaa       Federal Farm Credit Bank, Floating Rate Note, 2/11/10                     411,131
      450,000            2.64   AAA/Aaa       Federal Home Loan Bank, Floating Rate Note, 12/15/09                      448,979
      345,000                   NR/AAA        Federal National Mortgage Association Discount Note, 0.0%, 1/29/09        344,578
      200,000            2.32   AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 2/8/10         199,937
      390,000            0.33   AAA/Aaa       Federal National Mortgage Association, Floating Rate Note, 9/3/09         390,000
      195,000                   AAA/AAA       Freddie Mac Discount Note, 0.0%, 4/6/09                                   193,559
      220,000                   AAA/AAA       Freddie Mac Discount Note, 2.1%, 1/7/09                                   219,923
      380,000                   AAA/AAA       Freddie Mac Discount Note, 2.2%, 1/13/09                                  379,721
      105,000            2.40   AAA/Aaa       Freddie Mac, Floating Rate Note, 10/19/09                                 104,969
      100,000            2.44   AAA/Aaa       Freddie Mac, Floating Rate Note, 9/18/09                                   99,978
                                                                                                                    -----------
                                                                                                                    $ 3,758,224
                                                                                                                    -----------
                                              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                              (Cost $3,758,224)                                                     $ 3,758,224
                                                                                                                    -----------
                                              MUNICIPAL BONDS - 6.5%
                                              Municipal Government - 2.3%
      890,000            8.00   AA/Aa1        Texas State Tax & Revenue Antic, Floating Rate Note, 12/1/27          $   890,000
                                                                                                                    -----------
                                              Municipal Development - 0.7%
      200,000            1.05   AA/Aa1        Jackson County Mississippi, Floating Rate Note, 6/1/23                $   200,000
      100,000            1.05   AAA/Aaa       Syracuse New York Industrial Development,
                                              Floating Rate Note, 12/1/37                                               100,000
                                                                                                                    -----------
                                                                                                                    $   300,000
                                                                                                                    -----------
                                              Municipal Higher Education - 1.1%
      245,000            1.05   NR/NR         Athens-Clarke County Georgia, Floating Rate Note, 8/1/33              $   245,000
      200,000            1.10   AA+/Aa2       University of Michigan, Floating Rate Note, 12/1/37                       200,000
                                                                                                                    -----------
                                                                                                                    $   445,000
                                                                                                                    -----------
                                              Municipal Medical - 1.1%
      200,000            0.95   AA/Aaa        Harris County Texas Health, Floating Rate Note, 12/1/41               $   200,000
      220,000            1.15   AA+/Aa1       Weber County Utah Hospital Revenue, Floating Rate Note, 2/15/31           220,000
                                                                                                                    -----------
                                                                                                                    $   420,000
                                                                                                                    -----------
                                              Municipal Single Family Housing - 1.3%
      500,000            3.00   AAA/Aaa       Iowa Finance Authority Revenue, Floating Rate Note, 7/1/37            $   500,000
                                                                                                                    -----------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $2,555,000)                                                     $ 2,555,000
                                                                                                                    -----------
                                              MUTUAL FUND - 3.1%
                                              Diversified Financials - 3.1%
                                              Diversified Financial Services - 3.1%
    1,200,000            1.68                 BlackRock Liquidity Funds TempCash Portfolio                          $ 1,200,000
                                                                                                                    -----------
                                              TOTAL MUTUAL FUND
                                              (Cost $1,200,000)                                                     $ 1,200,000
                                                                                                                    -----------

  The accompanying notes are an integral part of these financial statements.   5

                                                PIONEER VARIABLE CONTRACTS TRUST

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------


                     Floating   S&P/Moody's
      Principal      Rate (b)   Ratings
         Amount   (unaudited)   (unaudited)                                                                               Value
                                              COMMERCIAL PAPER - 54.0%
 $    400,000            2.70   NR/AA3        Abbey National Treasury Service, Floating Rate Note, 2/13/09          $   400,000
      330,000                   A-1/P-1       ABN Amro Bank NV, 2.06%, 4/1/09                                           330,500
      400,000                   A-1/P-1       AT&T, Inc., 2.23%, 1/23/09 (144A)                                         399,719
      390,000                   A-1/P-1       Banco Bilbao Vizcaya, 0.0%, 1/14/09                                       389,920
      225,000                   AA/AA1        Banco Bilbao Vizcaya, 2.155%, 2/11/09                                     225,001
      230,000                   A-1+/AA1      Banco Bilbao Vizcaya, 2.22%, 3/4/09                                       230,008
      550,000                   A-1/P-1       Bank of America Corp., 0.03%, 1/2/09                                      550,000
      440,000                   AA/Aaa        Bank of New York, 5.05%, 3/3/09                                           441,434
      710,000            2.89   A-1+/P-1      Bank of Nova Scotia, Floating Rate Note, 1/16/09                          710,004
      400,000            3.15   AA/AA1        Bank of Nova Scotia, Floating Rate Note, 5/6/09                           400,000
      105,000                   AA-/Aa1       Barclays Bank Plc, 2.878%, 3/13/09                                        104,788
      340,000            1.94   A-1+/AA1      Barclays Bank Plc, Floating Rate Note, 2/11/09                            339,752
      390,000                   AA-/AA3       BNP Paribas, 2.43%, 4/27/09                                               390,000
      635,000                   A-1+/P-1      CBA Delaware Finance, 1.85%, 3/9/09                                       632,814
      200,000                   A-1+/AA3      Chase Bank U.S.A. N.A., 2.82%, 1/1/09                                     200,000
      220,000                   A-1/P-1       Citibank N.A., 0.0%, 3/2/09                                               220,000
      225,000                   A-1/P-1       Citibank N.A., 1.1%, 2/23/09                                              225,000
      390,000                   A-1/P-1       Conoco Philips, 1.2%, 1/8/09                                              389,909
      390,000                   A-1/P-1       Conoco Philips, 2.31%, 1/30/09                                            389,607
      780,000            1.88   A+/Aa1        Credit Suisse New York, Floating Rate Note, 1/8/09                        779,786
      300,000            2.94   NR/AA3        Credit Suisse New York, Floating Rate Note, 1/30/09                       299,978
      410,000            3.41   AA/NR         Deutsche Bank New York, Floating Rate Note, 7/21/09                       410,000
      765,000                   A-1+/P-1      HSBC U.S.A., Inc., 0.0%, 1/2/09                                           764,999
      600,000                   A-1/P-1       MetLife, Inc., 1.25%, 1/9/09 (144A)                                       599,833
      452,000                   A-1/P-1       National Rural Utilities Cooperative Finance Corp., 0.55%, 1/14/09        451,917
      870,000                   A-1+/AA1      Nordea Bank New York, 3.23%, 7/10/09                                      870,044
      400,000            2.82   A-1+/AA1      Nordea Bank New York, Floating Rate Note, 2/12/09                         400,000
      255,000                   A-1+/P-1      Nordea North America, Inc., 1.2%, 4/15/09                                 254,116
      100,000                   A-1+/P-1      Nordea North America, Inc., 1.75%, 1/16/09                                 99,927
      230,000                   A-1/P-1       Philip Morris International, Inc., 0.7%, 2/20/09                          229,776
      295,000                   A-1/P-1       Philip Morris International, Inc., 2.5%, 1/23/09                          294,550
      250,000                   A-1+/P-1      Procter & Gamble Co., 0.0%, 1/30/09                                       249,617
      250,000                   A-1+/P-1      Procter & Gamble Co., 1.6%, 2/4/09 (144A)                                 249,622
      565,000                   AAA/Aaa       Rabobank Nederland NV, 1.75%, 3/2/09                                      565,000
      250,000                   A-1+/AAA      Rabobank Nederland NV, 2.99%, 2/17/09                                     250,113
      100,000                   A-1+/AAA      Rabobank Nederland NV, 3.02% 3/9/09                                       100,011
      570,000                   AA-/AAA       Royal Bank of Canada, 1.89%, 5/22/09                                      570,000
      800,000                   AA-/Aaa       Royal Bank of Canada, 5.29%, 2/2/09                                       801,347
      250,000            1.74   AA-/Aaa       Royal Bank of Canada, Floating Rate Note, 10/1/09                         250,000
      100,000            3.00   AA/AAA        Royal Bank of Canada, Floating Rate Note, 8/7/09                          100,000
      565,000                   AA/AA1        Royal Bank of Scotland Plc, 2.18%, 3/10/09                                565,011
      570,000                   A-1+/AA3      Societe General, 2.95%, 1/5/09                                            570,050
      500,000                   A-1+/P-1      State Street Corp., 0.0%, 1/5/09                                          499,846
      565,000                   A-1+/AA1      Svenska Handelsbanken, 1.95%, 1/20/09                                     565,003
      190,000            2.76   NR/Aa1        Svenska Handelsbanken, Floating Rate Note, 1/5/09                         190,009
      110,000            5.14   AA-/Aa1       Svenska Handelsbanken, Floating Rate Note, 7/13/09                        110,076
      100,000            3.11   NR/AA1        Svenska Handelsbanken, Floating Rate Note, 7/8/09                         100,000
      260,000            4.91   AA-/AAA       The Bank of New York Mellon, Floating Rate Note, 10/14/09                 258,628
      580,000                   A-1+/AAA      Toronto Dominion Bank, 0.0%, 2/19/09                                      580,000
      110,000                   A-1+/P-1      Toronto Dominion Bank, 1.96%, 10/6/09                                     110,008
      565,000                   A-1+/AAA      Toronto Dominion Bank, 2.48%, 5/26/09                                     565,023

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Floating   S&P/Moody's
      Principal      Rate (b)   Ratings
         Amount   (unaudited)   (unaudited)                                                                              Value
                                              COMMERCIAL PAPER - (continued)
 $    225,000                   A-1+/P-1      Vanderbilt University, 0.0%, 1/8/09                                  $   224,895
      565,000                   A-1+/AA3      Westpac Banking Corp., 1.5%, 6/15/09                                     565,000
      105,000                   A-1+/NR       Yale University, 0.0%, 1/9/09                                            104,910
      225,000                   NR/P-1        Yale University, 0.0%, 3/2/09                                            224,411
      100,000                   A-1+/P-1      Yale University, 1.97%, 2/6/09                                            99,803
      100,000                   A-1+/P-1      Yale University, 2.2%, 2/10/09                                            99,755
      110,000                   A-1+/P-1      Yale University, 3.8%, 1/7/09                                            109,930
                                                                                                                   -----------
                                              TOTAL COMMERCIAL PAPER
                                              (Cost $21,101,450)                                                   $21,101,450
                                                                                                                   -----------
                                              REPURCHASE AGREEMENTS - 8.7%
    1,000,000                                 Bank of America, 0.07%, dated 12/31/08, repurchase price of
                                              $1,000,000 plus accrued interest on 1/2/09 collateralized by
                                              $1,002,798 Federal National Mortgage Association, 6.0%, 10/1/38      $ 1,000,000
      195,000                                 Barclays Plc, 0.03%, dated 12/31/08, repurchase price of $195,000 plus accrued interest on 1/2/09 collateralized by the following:
                                              $69,979 Federal National Mortgage Association, 4.0 - 5.0%,
                                              9/1/23 - 12/1/33
                                              $19,052 Federal Home Loan Mortgage Corp., 5.924%, 1/1/37
                                              $158,510 Federal National Mortgage Association (ARM),
                                              4.684 - 5.551%, 9/1/35 - 4/1/38                                          195,000
    1,200,000                                 Deutsche Bank, 0.10%, dated 12/31/08, repurchase price of
                                              $1,200,000 plus accrued interest on 1/2/09 collateralized by
                                              $1,607,227 Freddie Mac Giant, 7.0%, 11/1/37                            1,200,000
    1,000,000                                 JPMorgan Chase & Co., 0.04%, dated 12/31/08, repurchase price of
                                              $1,000,000 plus accrued interest on 1/2/09 collateralized by
                                              $1,545,103 Federal National Mortgage Association, 4.0 - 7.5%,
                                              12/1/13 - 1/1/39                                                       1,000,000
                                                                                                                   -----------
                                              TOTAL REPURCHASE AGREEMENT
                                              (Cost $3,395,000)                                                    $ 3,395,000
                                                                                                                   -----------
                                              TOTAL INVESTMENT IN SECURITIES - 99.3%
                                              (Cost $38,789,089)(a)                                                $38,789,089
                                                                                                                   -----------
                                              OTHER ASSETS AND LIABILITIES - 0.7%                                  $   281,319
                                                                                                                   -----------
                                              TOTAL NET ASSETS - 100.0%                                            $39,070,408
                                                                                                                   ===========

NR       Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $1,999,129 or 5.1% of total net assets.

(a) At December 31, 2008, cost for federal income tax purposes was $38,789,089.

(b) Debt obligation with a variable interest rate. Rate shown is the rate at year end.

         Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $60,487,273 and $64,000,075, respectively.

  The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                               Investments
Valuation Inputs                                              in Securities
-------------------------------------------------------------------------------
Level 1 -- Quoted Prices                                     $        --
Level 2 -- Other Significant Observable Inputs                38,789,089
Level 3 -- Significant Unobservable Inputs                            --
                                                             -----------
Total                                                        $38,789,089
                                                             ===========



8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Year            Year           Year           Year            Year
                                                           Ended           Ended           Ended          Ended           Ended
Class I                                                   12/31/08        12/31/07        12/31/06       12/31/05        12/31/04
                                                        -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of period                    $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
                                                        -----------     -----------     -----------     -----------     -----------
Increase from investment operations:
 Net investment income                                  $     0.023     $     0.047     $     0.040     $     0.025     $     0.007
 Net realized and unrealized loss (gain) on investments        --              --              --              --              --
                                                        -----------     -----------     -----------     -----------     -----------
  Net increase from investment operations               $     0.023     $     0.047     $     0.040     $     0.025     $     0.007
Distributions to shareowners:
 Net investment income                                       (0.023)         (0.047)         (0.040)         (0.025)         (0.007)
                                                        -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                          $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
                                                        ===========     ===========     ===========     ===========     ===========
Total return*                                                  2.38%           4.83%           4.50%           2.47%           0.65%
Ratio of net expenses to average net assets+                   0.77%           0.63%           0.61%           0.73%           0.74%
Ratio of net investment income to average net assets+          2.25%           4.70%           4.43%           2.40%           0.66%
Net assets, end of year (in thousands)                  $    39,070     $    37,555     $    34,334     $    33,216     $    42,896
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  0.77%           0.63%           0.61%           0.73%           0.74%
 Net investment income                                         2.25%           4.70%           4.43%           2.40%           0.66%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost 38,789,089)                        $ 38,789,089
 Cash                                                                    71,871
 Receivables -
   Portfolio shares sold                                                321,705
   Interest                                                             138,186
 Other                                                                    4,066
                                                                   ------------
  Total assets                                                     $ 39,324,917
                                                                   ------------
LIABILITIES:
 Payables -
   Portfolio shares repurchased                                    $    185,009
   Dividends                                                              3,617
 Due to affiliates                                                        4,239
 Accrued expenses                                                        61,644
                                                                   ------------
  Total liabilities                                                $    254,509
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $ 39,074,025
 Distributions in excess of net investment income                        (3,617)
                                                                   ------------
   Total net assets                                                $ 39,070,408
                                                                   ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $39,070,408/39,107,722 shares)                  $       1.00
                                                                   ============

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Interest                                                  $1,176,469
                                                           ----------
  Total investment income                                                  $1,176,469
                                                                           ----------
EXPENSES:
 Management fees                                           $  155,778
 Transfer agent fees                                            1,494
 Administrative fees                                           11,681
 Custodian fees                                                61,118
 Professional fees                                             46,365
 Printing expense                                               8,732
 Fees and expenses of nonaffiliated trustees                    6,033
 Miscellaneous                                                  9,813
                                                           ----------
  Total expenses                                                           $  301,014
                                                                           ----------
  Net expenses                                                             $  301,014
                                                                           ----------
   Net investment income                                                   $  875,455
                                                                           ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                          $   14,526
                                                           ----------
 Net gain on investments                                                   $   14,526
                                                                           ----------
 Net increase in net assets resulting from operations                      $  889,981
                                                                           ==========


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively


                                                                    Year Ended      Year Ended
                                                                     12/31/08        12/31/07
FROM OPERATIONS:
Net investment income                                              $    875,455    $  1,753,383
Net realized gain (loss) on investments                                  14,526          (2,325)
                                                                   ------------    ------------
  Net increase in net assets resulting from operations             $    889,981    $  1,751,058
                                                                   ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.023 and $0.047 per share, respectively)              $   (917,876)   $ (1,753,137)
                                                                   ------------    ------------
    Total distributions to shareowners                             $   (917,876)   $ (1,753,137)
                                                                   ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 17,165,161    $ 23,782,229
Reinvestment of distributions                                           917,876       1,753,137
Cost of shares repurchased                                          (16,539,942)    (22,311,664)
                                                                   ------------    ------------
  Net increase in net assets resulting from
    Portfolio share transactions                                   $  1,543,095    $  3,223,702
                                                                   ------------    ------------
  Net increase in net assets                                       $  1,515,200    $  3,221,623
NET ASSETS:
Beginning of year                                                    37,555,208      34,333,585
                                                                   ------------    ------------
End of year                                                        $ 39,070,408    $ 37,555,208
                                                                   ============    ============
Undistributed (distributions in excess of) net investment income   $     (3,617)   $        246
                                                                   ============    ============


                                 '08 Shares      '08 Amount     '07 Shares      '07 Amount
Class I
Shares sold                       17,165,161    $ 17,165,161      23,782,227    $ 23,782,229
Reinvestment of distributions        917,876         917,876       1,753,137       1,753,137
Less shares repurchased          (16,539,942)    (16,539,942)    (22,311,664)    (22,311,664)
                                ------------    ------------    ------------    ------------
  Net increase                     1,543,095    $  1,543,095       3,223,700    $  3,223,702
                                ============    ============    ============    ============


12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Money Market VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The following is a summary of significant accounting policies consistently followed by the Portfolio, which are in conformity with those policies generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2008, the Portfolio has reclassified $29,331 to decrease paid in capital, $38,558 to increase undistributed net investment income and $9,227 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:


-------------------------------------------------------------------------------
                                             2008                   2007
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                            $  917,876          $1,753,137
                                            ----------          ----------
   Total distributions                      $  917,876          $1,753,137
                                            ==========          ==========
 Distributable Earnings:
 Dividend payable                           $   (3,617)
                                            ----------
   Total                                    $   (3,617)
                                            ==========
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

C.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2008.

D.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $450 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3.   Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,789 in transfer agent fees payable to PIMSS at December 31, 2008.

4.   Money Market Temporary Guarantee Program
The Portfolio has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Program). The Program provides a guarantee to participating money market fund shareholders based on the number of shares invested in the Portfolio at the close of business on September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Portfolio to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

Only shareholders of record as of September 19, 2008 are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Portfolio in excess of shares held at the close of business on September 19, 2008 will not be covered. If the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Portfolio or a broker-dealer, any future investments in the Portfolio will not be guaranteed.

The Treasury has extended the Program's expiration date from December 18, 2008 to April 30, 2009. The Treasury has discretion to continue the Program until September 18, 2009.

In order to participate in the initial three month period and the extended period of the Program, the Portfolio paid to the U.S. Treasury Department fees in the amount of 0.01% and 0.015% of the Portfolio's net asset value as of the close of business on September 19, 2008, respectively. These expenses will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio and are reflected in the Statement of Operations.

5.   New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Money Market VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Money Market VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 90.41% and 0%, respectively.

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                     Trustees and Officers
Pioneer Investment Management, Inc.                                    The Board of Trustees provides broad supervision over the
                                                                       Portfolio's affairs. The officers of the Trust are
Custodian                                                              responsible for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.                                          officers are listed below, together with their principal
                                                                       occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm                          interested persons of the Trust within the meaning of the
Ernst & Young LLP                                                      1940 Act are referred to as Interested Trustees. Trustees
                                                                       who are not interested persons of the Trust are referred to
Principal Underwriter                                                  as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                                        trustee of each of the 76 U.S. registered investment
                                                                       portfolios for which Pioneer serves as investment adviser
Legal Counsel                                                          (the "Pioneer Funds"). The address for all Trustees and all
Bingham McCutchen LLP                                                  officers of the Trust is 60 State Street, Boston,
                                                                       Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director   None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman
                                                                            and Director of Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since 2006); Director of
                                                                            Pioneer Alternative Investment
                                                                            Management Limited (Dublin);
                                                                            President and a Director of
                                                                            Pioneer Alternative Investment
                                                                            Management (Bermuda) Limited
                                                                            and affiliated funds; Director
                                                                            of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since
                                                                            2004); Director of Fiduciary
                                                                            Counseling, Inc.; President and
                                                                            Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD")
                                                                            (until May 2006); President of
                                                                            all of the Pioneer Funds; and
                                                                            Of Counsel, Wilmer Cutler
                                                                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves     Director, CEO and President of   None
(50)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global
                                                                            Asset Management S.p.A. (since
                                                                            April 2007); Head of New
                                                                            Markets Division, Pioneer
                                                                            Global Asset Management S.p.A.
                                                                            (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the
     Portfolio's investment adviser and certain of its affiliates.

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITION HELD   LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE             DURING PAST FIVE YEARS           HELD BY THIS TRUSTEE
David R. Bock (65)         Trustee         Trustee since 2005. Serves     Executive Vice President and     Director of Enterprise
                                           until a successor trustee is   Chief Financial Officer,         Community Investment,
                                           elected or earlier             I-trax, Inc. (publicly traded    Inc. (privately-held
                                           retirement or removal.         health care services company)    affordable housing
                                                                          (2004 - 2007); Partner, Federal  finance company); and
                                                                          City Capital Advisors (boutique  Director of New York
                                                                          merchant bank) (1997 to 2004     Mortgage Trust (publicly
                                                                          and 2008 - present); and         traded mortgage REIT)
                                                                          Executive Vice President and
                                                                          Chief Financial Officer,
                                                                          Pedestal Inc. (internet-based
                                                                          mortgage trading company)
                                                                          (2000-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee         Trustee since 2000. Serves     President, Bush International,   Director of Marriott
                                           until a successor trustee is   LLC (international financial     International, Inc.,
                                           elected or earlier             advisory firm)                   Director of Discover
                                           retirement or removal.                                          Financial Services
                                                                                                           (credit card issuer and
                                                                                                           electronic payment
                                                                                                           services); Director of
                                                                                                           Briggs & Stratton Co.
                                                                                                           (engine manufacturer);
                                                                                                           Director of UAL
                                                                                                           Corporation (airline
                                                                                                           holding company);
                                                                                                           Director of Mantech
                                                                                                           International
                                                                                                           Corporation (national
                                                                                                           security, defense, and
                                                                                                           intelligence technology
                                                                                                           firm); and Member, Board
                                                                                                           of Governors, Investment
                                                                                                           Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee         Trustee since 2008. Serves     Professor, Harvard University    Trustee, Mellon
(64)                                       until a successor trustee is                                    Institutional Funds
                                           elected or earlier                                              Investment Trust and
                                           retirement or removal.                                          Mellon Institutional
                                                                                                           Funds Master Portfolio
                                                                                                           (oversees 17 portfolios
                                                                                                           in fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee         Trustee since 2000. Serves     Founding Director, Vice          None
(61)                                       until a successor trustee is   President and Corporate
                                           elected or earlier             Secretary, The Winthrop Group,
                                           retirement or removal.         Inc. (consulting firm); and
                                                                          Desautels Faculty of
                                                                          Management, McGill University


------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee         Trustee since 2006. Serves     Chief Executive Officer,         None
                                           until a successor trustee is   Quadriserv, Inc. (technology
                                           elected or earlier             products for securities lending
                                           retirement or removal.         industry) (2008 - present);
                                                                          Private investor (2004 - 2008);
                                                                          and Senior Executive Vice
                                                                          President, The Bank of New York
                                                                          (financial and securities
                                                                          services) (1986 - 2004)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee         Trustee since 1995. Serves     President and Chief Executive    Director of New America
                                           until a successor trustee is   Officer, Newbury, Piret &        High Income Fund, Inc.
                                           elected or earlier             Company, Inc. (investment        (closed-end investment
                                           retirement or removal.         banking firm)                    company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee         Trustee since 2008. Serves     Senior Counsel, Sullivan &       Director, The Swiss
                                           until a successor trustee is   Cromwell LLP (law firm)          Helvetia Fund, Inc.
                                           elected or earlier                                              (closed-end investment
                                           retirement or removal.                                          company)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD   LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST  AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa (60)   Secretary       Since 2000. Serves at the      Secretary of PIM-USA; Senior Vice   None
                                           discretion of the Board        President - Legal of Pioneer;
                                                                          Secretary/ Clerk of most of
                                                                          PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from
                                                                          November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44) Assistant       Since 2003. Serves at the      Associate General Counsel of        None
                           Secretary       discretion of the Board        Pioneer since January 2008 and
                                                                          Assistant Secretary of all of the
                                                                          Pioneer Funds since September
                                                                          2003; Vice President and Senior
                                                                          Counsel of Pioneer from July 2002
                                                                          to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)       Treasurer       Since 2008. Serves at the      Vice President - Fund Accounting,   None
                                           discretion of the Board        Administration and Controllership
                                                                          Services of Pioneer; and
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since March 2008; Deputy
                                                                          Treasurer of Pioneer from March
                                                                          2004 to February 2008; Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds from March 2004 to February
                                                                          2008; and Treasurer and Senior
                                                                          Vice President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant       Since 2000. Serves at the      Assistant Vice President - Fund     None
                           Treasurer       discretion of the Board        Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant       Since 2002. Serves at the      Fund Accounting Manager - Fund      None
                           Treasurer       discretion of the Board        Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant       Since 2003. Serves at the      Fund Administration Manager -       None
(35)                       Treasurer       discretion of the Board        Fund Accounting, Administration
                                                                          and Controllership Services since
                                                                          June 2003 and Assistant Treasurer
                                                                          of all of the Pioneer Funds since
                                                                          September 2003; Assistant Vice
                                                                          President - Mutual Fund
                                                                          Operations of State Street
                                                                          Corporation from June 2002 to
                                                                          June 2003 (formerly Deutsche Bank
                                                                          Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief           Since 2007. Serves at the      Chief Compliance Officer of         None
                           Compliance      discretion of the Board        Pioneer since December 2006 and
                           Officer                                        of all the Pioneer Funds since
                                                                          January 2007; Vice President and
                                                                          Compliance Officer, MFS
                                                                          Investment Management (August
                                                                          2005 to December 2006);
                                                                          Consultant, Fidelity Investments
                                                                          (February 2005 to July 2005);
                                                                          Independent Consultant (July 1997
                                                                          to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18654-03-0209


                                                            [LOGO]PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
  Portfolio and Performance Update                    2
  Comparing Ongoing Portfolio Expenses                3
  Portfolio Management Discussion                     4
  Schedule of Investments                             6
  Financial Statements                                9
  Notes to Financial Statements                      13
  Report of Independent Registered Public
    Accounting Firm                                  16
  Approval of Investment Sub-Advisory Agreement      18
  Trustees, Officers and Service Providers           20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   92.2%
Temporary Cash Investments                            5.9%
Depository Receipts for International Stocks          1.9%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                               26.4%
Health Care                                          23.5%
Industrials                                          10.9%
Financials                                            9.7%
Consumer Staples                                      9.1%
Energy                                                8.9%
Consumer Discretionary                                7.5%
Materials                                             4.0%

Five Largest Holdings
(As a percentage of equity holdings)

  1. Procter & Gamble Co.                             4.01%
  2. Qualcomm, Inc.                                   3.89
  3. Abbott Laboratories                              3.46
  4. XTO Energy, Inc.                                 3.33
  5. Raytheon Co.                                     3.24

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions


Net Asset Value per Share                   12/31/08         12/31/07
Class II                                    $ 7.65           $ 13.04

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
Class II                    $ 0.0423       $ 0.0977          $ 0.4323

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index and the Standard & Poor's 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


               Pioneer Oak Ridge
               Large Cap Growth
               VCT Portfolio,          Russell 1000
               Class II                Growth Index            S&P 500 Index

 3/04               10,000                 10,000                  10,000
12/04               10,851                 10,547                  10,903
12/05               11,739                 11,102                  11,438
12/06               12,066                 12,110                  13,243
12/07               13,046                 13,540                  13,970
12/08                8,045                  8,336                   8,802

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The S&P 500 Index is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)
--------------------------------------------------------------------------------

Life-of-Class
(3/15/04)                                                                -4.00%
1 Year                                                                  -38.34%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers the Portfolio's performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                                    II
-----------------------------------------------------------------------
       Beginning Account Value on 7/1/08                   $ 1,000.00
       Ending Account Value on 12/31/08                    $   710.29
       Expenses Paid During Period*                        $     4.08

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                                    II
-----------------------------------------------------------------------
       Beginning Account Value on 7/1/08                   $ 1,000.00
       Ending Account Value on 12/31/08                    $ 1,020.36
       Expenses Paid During Period*                        $     4.82

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced the Portfolio's performance during the 12 months ended December 31, 2008.

Q: How did the Portfolio's perform during 2008?
A: The Portfolio produced a negative absolute return during the annual period, reflecting the fact that the U.S. market endured one of the worst years in its history. Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio returned -38.34% at net asset value over the 12 months ended December 31, 2008, while the Russell 1000 Growth Index returned -38.44% and the broad-market Standard and Poor's 500 Index (the S&P 500) returned -36.99%. Over the same 12 months, the average return of the 224 large cap growth variable portfolios tracked by Lipper, Inc. returned -41.68%.

   We recognize that the past year has been difficult for investors. Still, we are encouraged by the fact that the Portfolio's relative performance improved in the second half of the year, thereby allowing it to track closely to its benchmark for the full period. Our goal has been to preserve capital to the greatest extent possible by focusing on higher-quality companies with attractive valuations and good earnings visibility. The approach proved helpful when the deterioration in the broader environment accelerated during the September-December period.

Q: What elements of the Portfolio's positioning helped and hurt performance during the 12 months ended December 31, 2008?
A: The Portfolio generated the best relative performance in the financial sector, a potential minefield given that many large-cap financials went bankrupt during the period. While our holdings in the area produced a negative absolute return, they outperformed the financial stocks in the benchmark by a wide margin. The primary reason for the positive divergence was our decision to avoid stocks with exposure to the mortgage and credit crises in favor of those with more reliable earnings, such as the insurance company Aflac and the broker Charles Schwab.

   The energy sector also was a source of relative strength for the Portfolio. While our holdings lost ground in the aggregate - a reflection of the poor performance of energy stocks in general - their collective strength in comparison to the broader energy group was a positive for the Portfolio's relative performance.

   The basic materials sector was a further area of outperformance for the Portfolio. We typically hold an underweight position in the sector, where the high percentage of cyclical companies means that most stocks do not fit our strict requirements for earnings visibility. Since reaching a peak in June, the materials sector has plummeted on fears of slower economic growth. The result has been a boost to the Portfolio's relative performance and a validation of our view that investing in deeply cyclical stocks is not consistent with a growth strategy that emphasizes quality.

   Our worst relative performance occurred in the consumer staples sector, which outperformed the broader market amid investors' search for safe havens. The reason for the underweight is that many consumer staples stocks looked expensive coming into the period. During the unusual environment of the past year, however, investors' need for safety trumped valuation, causing our underweight in the group to hurt relative performance.

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In the consumer discretionary sector, stocks fell sharply due to fears that consumers will curtail their spending to cope with declining wealth and slowing economic growth. These concerns weighed on our positions in Target, Best Buy and Abercrombie & Fitch. Our positioning in technology further weighed on performance. Here, we underestimated the impact of slower growth on many of the stocks we held in the Portfolio, including Apple, Google, Cisco Systems, and the graphics chip maker Nvidia Corp.

Q: What is your outlook for the U.S. equity market?
A: We continue to hold a cautious view on the outlook for the broader market.
   The ultimate length of the downturn is unknowable, and the potential is high that economic growth, when it finally returns to positive territory, will be on the low end of the historical range. Having said this, we are finding a growing number of compelling opportunities among individual companies. The extreme nature of this bear market, along with the "forced selling" that it has brought about, has meant that the stocks of higher-quality companies have sold off alongside their lower-quality counterparts. We believe this indicates that even if the broader market does not make much headway in the year ahead, there will still be numerous individual companies that can perform extremely well. Our goal is to populate the Portfolio with stocks that we believe fit in this category. We encourage shareholders to remain focused on the potential benefits of investing in higher-quality growth companies, even if the market remains volatile in the months ahead.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

   Shares                                                Value
            COMMON STOCKS - 92.0%
            Energy - 8.2%
            Oil & Gas Drilling - 1.0%
    3,010   Transocean, Ltd.*                      $   142,223
                                                   -----------
            Oil & Gas Equipment & Services - 1.9%
    6,035   Schlumberger, Ltd.                     $   255,462
                                                   -----------
            Oil & Gas Exploration & Production - 5.3%
    7,275   Petrohawk Energy Corp.*                $   113,708
    6,745   Southwestern Energy Co.*                   195,403
   11,952   XTO Energy, Inc.                           421,547
                                                   -----------
                                                   $   730,658
                                                   -----------
            Total Energy                           $ 1,128,343
                                                   -----------
            Materials - 3.7%
            Fertilizers & Agricultural Chemicals - 0.8%
    1,625   Monsanto Co.                           $   114,319
                                                   -----------
            Industrial Gases - 1.0%
    2,195   Praxair, Inc.                          $   130,295
                                                   -----------
            Specialty Chemicals - 1.9%
    7,450   Ecolab, Inc.                           $   261,868
                                                   -----------
            Total Materials                        $   506,482
                                                   -----------
            Capital Goods - 8.7%
            Aerospace & Defense - 6.4%
    2,790   Precision Castparts Corp.              $   165,948
    8,035   Raytheon Co.                               410,106
    5,685   United Technologies Corp.                  304,716
                                                   -----------
                                                   $   880,770
                                                   -----------
            Industrial Machinery - 2.3%
    5,540   Danaher Corp.                          $   313,619
                                                   -----------
            Total Capital Goods                    $ 1,194,389
                                                   -----------
            Commercial Services & Supplies - 1.4%
            Diversified Support Services - 1.4%
    7,515   Iron Mountain, Inc.*                   $   185,846
                                                   -----------
            Total Commercial Services &
            Supplies                               $   185,846
                                                   -----------
            Automobiles & Components - 1.4%
            Auto Parts & Equipment - 1.4%
   10,640   Johnson Controls, Inc.                 $   193,222
                                                   -----------
            Total Automobiles & Components         $   193,222
                                                   -----------
            Retailing - 5.5%
            Computer & Electronics Retail - 1.5%
    7,270   Best Buy Co., Inc. (b)                 $   204,360
                                                   -----------
            General Merchandise Stores - 1.7%
    6,985   Target Corp. (b)                       $   241,192
                                                   -----------
            Specialty Stores - 2.3%
   17,572   Staples, Inc.                          $   314,890
                                                   -----------
            Total Retailing                        $   760,442
                                                   -----------

   Shares                                                Value
            Food & Drug Retailing - 1.9%
            Food Retail - 1.9%
    9,820   Kroger Co.                             $   259,346
                                                   -----------
            Total Food & Drug Retailing            $   259,346
                                                   -----------
            Food, Beverage & Tobacco - 2.7%
            Soft Drinks - 2.7%
    6,900   PepsiCo, Inc.                          $   377,913
                                                   -----------
            Total Food, Beverage & Tobacco         $   377,913
                                                   -----------
            Household & Personal Products - 3.7%
            Household Products - 3.7%
    8,230   Procter & Gamble Co.*                  $   508,779
                                                   -----------
            Total Household & Personal Products    $   508,779
                                                   -----------
            Health Care Equipment & Services - 6.8%
            Health Care Distributors - 1.8%
    6,645   Henry Schein, Inc.*                    $   243,805
                                                   -----------
            Health Care Equipment - 5.0%
    4,500   Becton, Dickinson & Co.                $   307,755
   11,320   Hologic, Inc.*(b)                          147,952
    5,950   Stryker Corp.                              237,703
                                                   -----------
                                                   $   693,410
                                                   -----------
            Total Health Care Equipment &
            Services                               $   937,215
                                                   -----------
            Pharmaceuticals & Biotechnology - 14.8%
            Biotechnology - 7.9%
    5,725   Celgene Corp.*                         $   316,478
    4,535   Genentech, Inc.*                           375,997
    7,605   Gilead Sciences, Inc.*                     388,920
                                                   -----------
                                                   $ 1,081,395
                                                   -----------
            Life Sciences Tools & Services - 2.0%
    8,200   Thermo Fisher Scientific, Inc.*        $   279,374
                                                   -----------
            Pharmaceuticals - 4.9%
    8,210   Abbott Laboratories                    $   438,168
    6,015   Allergan, Inc.                             242,525
                                                   -----------
                                                   $   680,693
                                                   -----------
            Total Pharmaceuticals &
            Biotechnology                          $ 2,041,462
                                                   -----------
            Diversified Financials - 6.0%
            Asset Management & Custody Banks - 1.7%
   16,630   Invesco, Ltd.                          $   240,137
                                                   -----------
            Investment Banking & Brokerage - 2.1%
   17,790   Charles Schwab Corp.                   $   287,664
                                                   -----------
            Specialized Finance - 2.2%
      405   CME Group, Inc.                        $    84,285
    2,670   IntercontinentalExchange, Inc.*            220,115
                                                   -----------
                                                   $   304,400
                                                   -----------
            Total Diversified Financials           $   832,201
                                                   -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                       Value
           Insurance - 2.9%
           Life & Health Insurance - 2.9%
   8,675   Aflac, Inc.                   $   397,662
                                         -----------
           Total Insurance               $   397,662
                                         -----------
           Software & Services - 9.4%
           Application Software - 3.4%
  10,020   Adobe Systems, Inc.*          $   213,326
   6,910   SAP AG (A.D.R.)*(b)               250,280
                                         -----------
                                         $   463,606
                                         -----------
           Data Processing & Outsourced
           Services - 1.2%
   3,235   Visa, Inc.                    $   169,676
                                         -----------
           Internet Software & Services - 2.7%
   1,199   Google, Inc.*                 $   368,872
                                         -----------
           Systems Software - 2.1%
  15,305   Microsoft Corp.               $   297,528
                                         -----------
           Total Software & Services     $ 1,299,682
                                         -----------
           Technology Hardware & Equipment - 11.4%
           Communications Equipment - 6.4%
  23,955   Cisco Systems, Inc.*          $   390,467
  13,760   Qualcomm, Inc.                    493,021
                                         -----------
                                         $   883,488
                                         -----------
           Computer Hardware - 4.2%
   3,045   Apple, Inc.*                  $   259,891
   8,850   Hewlett-Packard Co.               321,167
                                         -----------
                                         $   581,058
                                         -----------
           Electronic Components - 0.8%
   4,655   Amphenol Corp.                $   111,627
                                         -----------
           Total Technology Hardware &
           Equipment                     $ 1,576,173
                                         -----------
           Semiconductors - 3.5%
           Semiconductors - 3.5%
  18,055   Intel Corp.                   $   264,686
  13,560   Texas Instruments, Inc.           210,451
                                         -----------
                                         $   475,137
                                         -----------
           Total Semiconductors          $   475,137
                                         -----------
           TOTAL COMMON STOCKS
           (Cost $16,174,447)            $12,674,294
                                         -----------


Principal
Amount ($)                                                    Value
             TEMPORARY CASH INVESTMENTS - 5.8%
             Securities Lending Collateral - 5.8% (c)
             Certificates of Deposit:
  18,457     Abbey National Plc, 3.15%, 8/13/09             $18,457
  18,454     Bank of Nova Scotia, 3.21%, 5/5/09              18,454
  29,495     Bank of Scotland NY, 2.92%, 6/5/09              29,495
  33,222     Barclays Bank, 1.5%, 5/27/09                    33,222
   5,868     Calyon NY, 4.62%, 1/16/09                        5,868

Principal
Amount ($)                                                    Value
             Securities Lending Collateral - (continued)
  36,913     CBA, 4.87%, 7/16/09                        $    36,913
  33,222     DNB NOR Bank ASA NY, 3.04%, 6/5/09              33,222
  33,813     Intesa SanPaolo S.p.A., 1.44%, 5/22/09          33,813
   2,138     NORDEA NY, 4.13%, 4/9/09                         2,138
  27,685     Royal Bank of Canada NY, 2.7%, 8/7/09           27,685
  18,457     Royal Bank of Scotland, 3.06%, 3/5/09           18,457
   3,690     Skandinavian Enskilda Bank NY,
             3.06%, 2/13/09                                   3,690
  36,913     Societe Generale, 3.29%, 9/4/09                 36,913
  33,222     Svenska Bank NY, 4.61%, 7/8/09                  33,222
  36,913     U.S. Bank NA, 2.25%, 8/24/09                    36,913
                                                        -----------
                                                        $   368,462
                                                        -----------
             Commercial Paper:
   3,517     BBVA U.S., 2.83%, 3/12/09                  $     3,517
  36,913     Monumental Global Funding, Ltd.,
             2.5%, 8/17/09                                   36,913
  18,457     CME Group, Inc., 2.9%, 8/6/09                   18,457
  18,455     General Electric Capital Corp.,
             2.86%, 3/16/09                                  18,455
  36,249     American Honda Finance Corp.,
             4.95%, 7/14/09                                  36,249
  36,913     HSBC Bank, Inc., 2.5%, 8/14/09                  36,913
  18,457     IBM, 2.39%, 9/25/09                             18,457
  33,222     Met Life Global Funding, 3.19%, 6/12/09         33,222
  33,222     New York Life Global, 2.13%, 9/4/09             33,222
  31,376     Westpac Banking Corp., 2.34%, 6/1/09            31,376
                                                        -----------
                                                        $   266,781
                                                        -----------
             Tri-party Repurchase Agreements:
  81,209     Deutsche Bank, 0.25%, 1/2/09               $    81,209
   6,271     Barclays Capital Markets, 0.5%, 1/2/09           6,271
                                                        -----------
                                                        $    87,480
                                                        -----------
             Time Deposit:
  36,913     BNP Paribas, 0.01%, 1/2/09                 $    36,913
                                                        -----------
             Money Market Mutual Funds:
   9,228     Columbia Government Reserves Fund          $     9,228
  27,685     JP Morgan, U.S. Government Money
             Market Fund                                     27,685
                                                        -----------
                                                        $    36,913
                                                        -----------
             Total Securities Lending Collateral        $   796,550
                                                        -----------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $796,550)                            $   796,550
                                                        -----------
             TOTAL INVESTMENT IN SECURITIES - 97.8%
             (Cost $16,970,997)(a)                      $13,470,844
                                                        -----------
             OTHER ASSETS AND
             LIABILITIES - 2.2%                         $   303,235
                                                        -----------
             TOTAL NET ASSETS - 100.0%                  $13,774,079
                                                        ===========


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $17,096,376 was as follows:

         Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost       $   374,038
         Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value        (3,999,570)
                                                                 -----------
         Net unrealized loss                                     $(3,625,532)
                                                                 ===========

(b) At December 31, 2008, the following securities were out on loan:

         Shares      Description               Value
          7,200      Best Buy Co., Inc.     $202,392
         10,000      Hologic, Inc. *         130,700
          6,900      SAP AG (A.D.R.) *       249,918
          6,000      Target Corp.            207,180
                                            --------
                     Total                  $790,190
                                            ========

(c) Security lending collateral is managed by Credit Suisse, New York Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $5,395,684 and $9,644,454, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                                   Investments
Valuation Inputs                                                   in Securities
--------------------------------------------------------------------------------
Level 1 - Quoted Prices                                              $12,674,294
Level 2 - Other Significant Observable Inputs                            796,550
Level 3 - Significant Unobservable Inputs                                      -
                                                                     -----------
Total                                                                $13,470,844
                                                                     ===========

8  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended
Class II                                                      12/31/08     12/31/07
Net asset value, beginning of period                           $ 13.04      $ 12.13
                                                               -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.04      $  0.04
 Net realized and unrealized gain (loss) on investments          (4.86)        0.94
                                                               -------      -------
  Net increase (decrease) from investment operations           $ (4.82)     $  0.98
Distributions to shareowners:
 Net investment income                                           (0.04)       (0.02)
 Net realized gain                                               (0.53)       (0.05)
                                                               -------      -------
Net increase (decrease) in net asset value                     $ (5.39)     $  0.91
                                                               -------      -------
Net asset value, end of period                                 $  7.65      $ 13.04
                                                               =======      =======
Total return*                                                   (38.34)%       8.12%
Ratio of net expenses to average net assets                       0.95%        0.95%
Ratio of net investment income to average net assets              0.30%        0.29%
Portfolio turnover rate                                             27%          44%
Net assets, end of period (in thousands)                       $13,774      $27,428
Ratios with no waiver of management fees and assumption of
 expenses by PIM:
 Net expenses                                                     1.55%        1.29%
 Net investment income (loss)                                    (0.30)%       0.05%

                                                                                             3/15/04 (a)
                                                               Year Ended     Year Ended         to
Class II                                                        12/31/06       12/31/05       12/31/04
Net asset value, beginning of period                             $ 11.98        $ 11.09        $10.00
                                                                 -------        -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.02        $ (0.01)       $ 0.03
 Net realized and unrealized gain (loss) on investments             0.30           0.92          1.06
                                                                 -------        -------        ------
  Net increase (decrease) from investment operations             $  0.32        $  0.91        $ 1.09
Distributions to shareowners:
 Net investment income                                             (0.00)(c)      (0.02)           --
 Net realized gain                                                 (0.17)            --            --
                                                                 -------        -------        ------
Net increase (decrease) in net asset value                       $  0.15        $  0.89        $ 1.09
                                                                 -------        -------        ------
Net asset value, end of period                                   $ 12.13        $ 11.98        $11.09
                                                                 =======        =======        ======
Total return*                                                       2.79%          8.18%        10.90%(b)
Ratio of net expenses to average net assets                         0.95%          0.95%         0.95%**
Ratio of net investment income to average net assets                0.21%          0.08%         0.79%**
Portfolio turnover rate                                               52%           131%           21%(b)
Net assets, end of period (in thousands)                         $27,683        $25,908        $4,397
Ratios with no waiver of management fees and assumption of
 expenses by PIM:
 Net expenses                                                       1.37%          1.93%         6.22%**
 Net investment income (loss)                                      (0.21)%        (0.90)%       (4.48)%**

(a) The Portfolio commenced operations on March 15, 2004.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of $790,190)
 (cost $16,970,997)                                                               $ 13,470,844
 Cash                                                                                  978,177
 Receivables --
 Investment securities sold                                                            146,154
 Portfolio shares sold                                                                   3,302
 Dividends                                                                              21,002
 Due from Pioneer Investment Management, Inc.                                           16,331
                                                                                  ------------
  Total assets                                                                    $ 14,635,810
                                                                                  ------------
LIABILITIES:
 Payables --
 Portfolio shares repurchased                                                     $        579
 Upon return of securities loaned                                                      796,550
 Due to affiliates                                                                       6,018
 Accrued expenses                                                                       58,584
                                                                                  ------------
  Total liabilities                                                               $    861,731
                                                                                  ------------
NET ASSETS:
 Paid-in capital                                                                  $ 19,039,539
 Undistributed net investment income                                                    61,120
 Accumulated net realized loss on investments                                       (1,826,427)
 Net unrealized loss on investments                                                 (3,500,153)
                                                                                  ------------
  Total net assets                                                                $ 13,774,079
                                                                                  ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $13,774,079/1,799,520 shares)                                 $       7.65
                                                                                  ============


10 The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,723)                                          $198,529
 Interest                                                                                       18,409
 Income from securities loaned, net                                                              4,450
 Other                                                                                          36,686
                                                                                              --------
  Total investment income                                                                                    $    258,074
                                                                                                             ------------
EXPENSES:
 Management fees                                                                              $155,328
 Transfer agent fees                                                                             1,504
 Distribution fees                                                                              51,776
 Administrative fees                                                                             6,210
 Custodian fees                                                                                 52,565
 Professional fees                                                                              33,995
 Printing expense                                                                                9,486
 Fees and expenses of nonaffiliated trustees                                                     5,747
 Miscellaneous                                                                                   3,996
                                                                                              --------
  Total expenses                                                                                             $    320,607
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.                        (124,044)
                                                                                                             ------------
  Net expenses                                                                                               $    196,563
                                                                                                             ------------
   Net investment income                                                                                     $     61,511
                                                                                                             ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                                                            $ (1,369,108)
                                                                                                             ------------
 Change in net unrealized gain (loss) on investments                                                         $ (8,149,867)
                                                                                                             ------------
 Net loss on investments                                                                                     $ (9,518,975)
                                                                                                             ------------
 Net decrease in net assets resulting from operations                                                        $ (9,457,464)
                                                                                                             ============


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08 and 12/31/07, respectively

                                                                                 Year Ended         Year Ended
                                                                                  12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                          $      61,511       $     81,906
Net realized gain (loss) on investments                                           (1,369,108)           634,626
Change in net unrealized gain (loss) on investments                               (8,149,867)         1,507,160
                                                                               -------------       ------------
  Net decrease (increase) in net assets resulting from operations              $  (9,457,464)      $  2,223,692
                                                                               -------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class II ($0.04 and $0.02 per share, respectively)                           $     (81,869)      $    (54,770)
Net realized gain:
  Class II ($0.53 and $0.05 per share, respectively)                              (1,025,778)          (111,561)
                                                                               -------------       ------------
    Total distributions to shareowners                                         $  (1,107,647)      $   (166,331)
                                                                               -------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                               $   1,253,576       $  3,142,582
Reinvestment of distributions                                                      1,107,647            166,332
Cost of shares repurchased                                                        (5,449,568)        (5,621,257)
                                                                               -------------       ------------
  Net decrease in net assets resulting from Portfolio share transactions       $  (3,088,345)      $ (2,312,343)
                                                                               -------------       ------------
  Net decrease in net assets                                                   $ (13,653,456)      $   (254,982)
NET ASSETS:
Beginning of year                                                                 27,427,535         27,682,517
                                                                               -------------       ------------
End of year                                                                    $  13,774,079       $ 27,427,535
                                                                               =============       ============
Undistributed net investment income                                            $      61,120       $     81,710
                                                                               =============       ============

                                   '08 Shares      '08 Amount       '07 Shares      '07 Amount
CLASS II
Shares sold                          115,343      $  1,253,576        247,445      $  3,142,582
Reinvestment of distributions         98,897         1,107,647         12,934           166,332
Less shares repurchased             (517,438)       (5,449,568)      (439,107)       (5,621,257)
                                    --------      ------------       --------      ------------
  Net decrease                      (303,198)     $ (3,088,345)      (178,728)     $ (2,312,343)
                                    ========      ============       ========      ============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers one class of shares designated as Class II shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $1,555,294, which will expire in 2016 if not utilized.

   The Portfolio has elected to defer approximately $145,754 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   At December 31, 2008, the Portfolio has reclassified $232 to decrease undistributed net investment income and $232 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:


--------------------------------------------------------------------------------
                                                 2008          2007
                                             -----------     --------
 Distributions paid from:
 Ordinary income                             $   271,020     $ 54,770
 Long-term capital gain                          836,627      111,561
                                             -----------     --------
  Total distributions                        $ 1,107,647     $166,331
                                             ===========     ========
 Distributable Earnings:
 Undistributed ordinary income               $    61,120
 Capital loss carryforward                    (1,555,294)
 Post-October loss deferral                     (145,754)
 Unrealized depreciation                      (3,625,532)
                                             -----------
  Total                                      $(5,265,460)
                                             ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008.

   Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Portfolio.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,801 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $124 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's
Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93 in distribution fees payable to PFD at December 31, 2008.

5. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Oak Ridge Large Cap Growth VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth VCT Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2009

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 75.44%.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Oak Ridge Investments, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2008 and that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the three year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Portfolio especially closely.

Sub-advisory Fee and Expenses

The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the first quintile relative to its Strategic Insight peer group. The Trustees noted that PIM agreed that the contractual expense limitation agreement would be in effect for the Portfolio until at least December 31, 2009.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients with similar investment strategies as the Portfolio. The Trustees noted that the fee rates for those separate accounts generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to the sub-adviser from its relationship with the Portfolio, including the benefits to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to the sub-adviser by virtue of its relationship with the Portfolio and certain of the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                       Trustees and Officers The Board of Trustees provides broad supervision
Pioneer Investment Management, Inc.                      over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below,
Custodian                                                together with their principal occupations during the past five years.
Brown Brothers Harriman & Co.                            Trustees who are interested persons of the Trust within the meaning of the
                                                         1940 Act are referred to as Interested Trustees. Trustees who are not
Independent Registered Public Accounting Firm            interested persons of the Trust are referred to as Independent Trustees.
Ernst & Young LLP                                        Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the
Principal Underwriter                                    "Pioneer Funds"). The address for all Trustees and all officers of the
Pioneer Funds Distributor, Inc.                          Trust is 60 State Street, Boston, Massachusetts 02109.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
---------------------------------------------------------------------------

                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
-------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------

                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment
                           Company Institute
------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
------------------------------------------------------------------------
Thomas J. Perna (58)       None
------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)
------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(35)                         Treasurer        discretion of the Board
-------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board
                             Officer
-------------------------------------------------------------------------

                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
(35)                         Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President --
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
--------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18675-03-0209

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2008

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                           8
  Notes to Financial Statements                 13
  Report of Independent Registered Public
    Accounting Firm                             16
  Approval of Sub-Advisory Agreement            17
  Trustees, Officers and Service Providers      19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                   82.8%
Temporary Cash Investments                           17.2%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                            16.6%
Office                                               13.6%
Shopping Center                                      13.5%
Industrial                                           12.0%
Regional Mall                                        12.0%
Health Care                                          11.3%
Storage                                               8.6%
Diversified                                           6.4%
Hotel                                                 4.6%
Triple-Net Lease                                      1.4%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.  Simon Property Group, Inc.                      8.62%
  2.  Equity Residential
      Property Trust                                  6.60
  3.  Public Storage, Inc.                            5.80
  4.  Boston Properties, Inc.                         5.39
  5.  Nationwide Health
      Properties, Inc.                                5.11

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                                    12/31/08          12/31/07
  Class I                                                    $ 10.41           $ 23.49
  Class II                                                   $ 10.38           $ 23.45

                            Net
Distributions per Share     Investment     Short-Term        Long-Term         Non-taxable
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains     Distributions
  Class I                   $ 0.4894       $  -              $ 5.9550          $ 0.2536
  Class II                  $ 0.4531       $  -              $ 5.9550          $ 0.2536

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          Pioneer Real Estate        Pioneer Real Estate
          Shares VCT Portfolio,      Shares VCT Portfolio,      MSCI US
          Class I                    Class II                   REIT  Index

12/98           10,000                     10,000                  10,000
                 9,583                      9,559                   9,545
12/00           12,411                     12,328                  12,104
                13,379                     13,256                  13,657
12/02           13,718                     13,557                  14,155
                18,485                     18,229                  19,356
12/04           25,090                     24,680                  25,450
                28,888                     28,347                  28,538
12/06           39,526                     38,688                  38,789
                32,061                     31,300                  32,267
12/08           19,815                     19,297                  20,015

The MSCI U.S. REIT Index is a widely-used index comprising a broad representation of the most actively traded real estate trusts and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Note to Shareowners: Effective April 1, 2008, the Portfolio's benchmark changed to the MSCI U.S. REIT Index. The securities represented in the new index better reflect the types of securities in which the Portfolio is likely to invest. Previously, the benchmark was the Dow Jones Wilshire Real Estate Securities Index (RESI), which changed investment models in mid-2007, thus rendering it less appropriate as a benchmark for the Portfolio. Returns for the Dow Jones Wilshire RESI were no longer available for Pioneer's shareowner reporting purposes after June 30, 2008.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)
--------------------------------------------------------------------------------

                                                         Class I       Class II*
10 Years                                                   7.08%         6.79%
5 Years                                                    1.40%         1.15%
1 Year                                                    -38.19%       -38.35%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000 is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.



Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $   634.53       $   633.80
       Expenses Paid During Period*            $     4.27       $     5.34

* Expenses are equal to the Portfolio's annualized expense ratio of 1.04% and 1.30% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2008 through December 31, 2008.



Share Class                                         I               II
------------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,019.91       $ 1,018.60
       Expenses Paid During Period*            $     5.28       $     6.60

* Expenses are equal to the Portfolio's annualized expense ratio of 1.04% and 1.30% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

With many long-standing pillars of the financial community collapsing, the credit markets sharply contracting, and the economy tipping into recession, real estate investment trust (REIT) prices came under significant pressure in 2008, as Matthew Troxell of AEW Capital Management, L.P., the Portfolio's subadvisor, explains in the following interview.

Q: How did the Pioneer Real Estate Shares VCT Portfolio perform amidst the extreme volatility and challenging market conditions of the past year?

A: For the 12 months ended December 31, 2008, Class I shares of the Portfolio posted a return of -38.19% at net asset value, and Class II shares returned -38.35%. Over the same 12-month period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index, returned -37.97%, and the average return for the 61 variable portfolios in Lipper's Real Estate Underlying Funds category was -40.08%.

Q: How did the problems in the credit markets directly impact the REIT sector?

A: There was a dramatic decrease in the amount of third-party commercial mortgage capital available for property investment. Consequently, the cost of available debt increased considerably. That resulted in a sharp decline in commercial real estate transactions, which, in turn, put downward pressure on stock price valuations. The market also punished companies with excessive debt on their balance sheets or those with significant development exposure.

Q: Which holdings helped the Portfolio's performance over the 12-month period ended December 31, 2008?

A: Among the top performers for the Portfolio over the 12-month period were Public Storage, which benefited from solid earnings results, minimal debt and significant cash flow; Omega Healthcare, whose positive performance reflected the defensive characteristics of the company's solid balance sheet and stable income stream; and the industrial REIT Liberty Property Trust, which, although it was down for the fiscal year, was one of the top relative performers in the battered industrial sector after a dismal year in 2007.

Q: Which holdings proved most disappointing for the Portfolio over the 12- month period?

A: The biggest disappointments during the period were Developers Diversified
   Realty, Starwood Hotels & Resorts Worldwide, and Brookfield Office Properties. Developers Diversified, a shopping center REIT, suffered in large part due to concerns over the company's near-term debt maturities and the weakening retail environment. Starwood's decline was reflective of problems in the hotel sector in general, which suffered as a result of the slowing economy and the impact of rising fuel costs on travel. Brookfield lost ground due to the company's significant exposure to New York City office space in its portfolio. Concerns that job losses will increase vacancy levels in the city also weighed on the company's stock price. We continue to believe the companies represent solid values relative to their peers, and we've maintained the Portfolio's overweight positions in all three stocks.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: How have the property sectors been holding up given the recession?

A: In our view, the underlying property market fundamentals have deteriorated due to the ongoing economic slowdown, particularly in those markets most affected by the housing market downturn. In the retail sector, property vacancies have increased quickly for several consecutive quarters, as American consumers have become increasingly reluctant to spend, and retailers have curtailed expansion plans and, in some cases, closed stores. Continued sluggishness is expected into 2009 as a weak housing sector and very depressed consumer sentiment may put restraints on spending. We do believe, however, that the sector should be fairly well positioned when demand recovers, since supply growth has been moderate.

   Conditions in the apartment sector have been impacted, both negatively and positively, by troubles in the single-family housing sector. Rising foreclosures and stricter loan underwriting standards are forcing some home buyers and would-be buyers to become renters, while rentals of investor-owned homes and condominiums are providing housing alternatives to would-be renters. We feel the conditions are likely to persist until a clear bottom is reached in single-family fundamentals.

   Office property vacancies have begun to climb in central business district locations, especially those closely tied to the fortunes of financial employers, and to an even greater degree, those in suburban locations. With unemployment rising, demand remains the primary concern, as supply has remained in check and may even further weaken in the wake of the credit crunch. Within the industrial sector, fundamentals have been deteriorating for much of the past year and space availability has been climbing.

   In the hotel sector, occupancy figures were approximately 8% lower than a year ago, and room rates have been weakening after holding up for much of 2008. Consequently, revenues per available room have been declining. We expect hotel occupancies to remain under pressure as both leisure and business travelers become more cautious in a slowing economy.

Q: What is your outlook?

A: We believe that the market environment in 2009 will be challenging - particularly for real estate owners - given our belief that debt capital will be scarcer and higher-priced than it has been in the past. However, we think the likely effect of this challenging environment has been, to a degree, already priced into real estate securities. In this market, we will remain focused on companies that have high-quality assets, solid management teams and stable balance sheets. We will continue to make incremental changes to the Portfolio as values and catalysts continue to change.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------



      Shares                                                      Value
                  COMMON STOCKS - 92.6%
                  Consumer Services - 1.4%
                  Hotels, Resorts & Cruise Lines - 1.4%
      33,700      Starwood Hotels & Resorts
                  Worldwide, Inc. (b)                       $   603,230
                                                            -----------
                  Total Consumer Services                   $   603,230
                                                            -----------
                  Real Estate - 91.2%
                  Diversified Real Estate Investment Trusts - 8.7%
      68,000      Liberty Property Trust (b)                $ 1,552,440
       4,100      PS Business Parks, Inc.*                      183,106
      32,000      Vornado Realty Trust                        1,931,200
                                                            -----------
                                                            $ 3,666,746
                                                            -----------
                  Industrial Real Estate Investment Trusts - 7.2%
      34,300      AMB Property Corp. (b)                    $   803,306
     167,000      DCT Industrial Trust, Inc.                    845,020
      40,700      Dupont Fabros Technology, Inc.                 84,249
      43,000      First Potomac Realty Trust                    399,900
      64,900      ProLogis Trust                                901,461
                                                            -----------
                                                            $ 3,033,936
                                                            -----------
                  Office Real Estate Investment Trusts - 11.7%
      47,500      BioMed Property Trust, Inc.               $   556,700
      38,300      Boston Properties, Inc. (b)                 2,106,500
      44,300      Brandywine Realty Trust (b)                   341,553
       3,300      Corporate Office Properties Trust, Inc.       101,310
      15,700      Digital Realty Trust, Inc.                    515,745
      85,700      HRPT Properties Trust                         288,809
      30,900      Kilroy Realty Corp.                         1,033,914
                                                            -----------
                                                            $ 4,944,531
                                                            -----------
                  Real Estate Operating Companies - 2.0%
     110,300      Brookfield Properties Corp.               $   852,619
                                                            -----------
                  Residential Real Estate Investment Trusts - 15.4%
      47,092      Apartment Investment &
                  Management Co. (b)                        $   543,913
      30,500      AvalonBay Communities, Inc.*(b)             1,847,690
      49,000      Camden Property Trust*                      1,535,660
      86,500      Equity Residential Property Trust           2,579,430
                                                            -----------
                                                            $ 6,506,693
                                                            -----------
                  Retail Real Estate Investment Trusts - 24.9%
      62,900      Developers Diversified Realty Corp.       $   306,952
      28,800      Federal Realty Investment Trust (b)         1,787,904
      53,000      Kimco Realty Corp.                            968,840
      62,100      Kite Realty Group Trust                       345,276
       9,200      National Retail Properties, Inc.              158,148
      16,500      Realty Income Corp. (b)                       381,975
      39,900      Regency Centers Corp. (b)                   1,863,330
      63,400      Simon Property Group (b)                    3,368,442
      15,600      Taubman Centers, Inc. (b)                     397,176
      52,000      The Macerich Co. (b)                          944,320
                                                            -----------
                                                            $10,522,363
                                                            -----------


      Shares                                                      Value
                  Specialized Real Estate
                  Investment Trusts - 21.3%
     105,600      Extra Space Storage, Inc.                 $ 1,089,792
      40,500      HCP, Inc.                                   1,124,685
     153,900      Host Hotels & Resorts, Inc.                 1,165,023
       2,900      Lasalle Hotel Properties, Inc.                 32,045
      69,500      Nationwide Health Properties, Inc. (b)      1,996,040
      80,700      Omega Healthcare Investors, Inc. (b)        1,288,779
      28,500      Public Storage, Inc.                        2,265,750
                                                            -----------
                                                            $ 8,962,114
                                                            -----------
                  Total Real Estate                         $38,489,002
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $45,649,667)                        $39,092,232
                                                            -----------
                  TEMPORARY CASH INVESTMENTS - 19.2%
                  Securities Lending Collateral - 19.2% (c)
                  Certificates of Deposit:
     187,507      Abbey National Plc, 3.15%, 8/13/09        $   187,507
     187,482      Bank of Nova Scotia, 3.21%, 5/5/09            187,482
     299,650      Bank of Scotland NY, 2.92%, 6/5/09            299,650
     337,513      Barclays Bank, 1.5%, 5/27/09                  337,513
      59,615      Calyon NY, 4.62%, 1/16/09                      59,615
     375,014      CBA, 4.87%, 7/16/09                           375,014
     337,513      DNB NOR Bank ASA NY,
                  3.04%, 6/5/09                                 337,513
     343,513      Intesa SanPaolo S.p.A.,
                  1.44%, 5/22/09                                343,513
      21,721      NORDEA NY, 4.13%, 4/9/09                       21,721
     281,260      Royal Bank of Canada NY,
                  2.7%, 8/7/09                                  281,260
     187,507      Royal Bank of Scotland,
                  3.06%, 3/5/09                                 187,507
      37,484      Skandinavian Enskilda Bank NY,
                  3.06%, 2/13/09                                 37,484
     375,014      Societe Generale, 3.29%, 9/4/09               375,014
     337,513      Svenska Bank NY, 4.61%, 7/8/09                337,513
     375,014      U.S. Bank NA, 2.25%, 8/24/09                  375,014
                                                            -----------
                                                            $ 3,743,319
                                                            -----------
                  Commercial Paper:
      35,735      BBVA U.S., 2.83%, 3/12/09                 $    35,735
     375,014      Monumental Global Funding, Ltd.,
                  2.5%, 8/17/09                                 375,014
     187,507      CME Group, Inc., 2.9%, 8/6/09                 187,507
     187,487      General Electric Capital Corp.,
                  2.86%, 3/16/09                                187,487
     368,264      American Honda Finance Corp.,
                  4.95%, 7/14/09                                368,264
     375,014      HSBC Bank, Inc., 2.5%, 8/14/09                375,014
     187,507      IBM, 2.39%, 9/25/09                           187,507
     337,513      Met Life Global Funding,
                  3.19%, 6/12/09                                337,513

6     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                  Value
              Commercial Paper - (continued)
 337,513      New York Life Global, 2.13%, 9/4/09   $   337,513
 318,762      Westpac Banking Corp.,
              2.34%, 6/1/09                             318,762
                                                    -----------
                                                    $ 2,710,314
                                                    -----------
              Tri-party Repurchase Agreements:
 825,031      Deutsche Bank, 0.25%, 1/2/09          $   825,031
  63,707      Barclays Capital Markets,
              0.5%, 1/2/09                               63,707
                                                    -----------
                                                    $   888,738
                                                    -----------
              Time Deposit:
 375,014      BNP Paribas, 0.01%, 1/2/09            $   375,014
                                                    -----------
              Money Market Mutual Funds:
  93,753      Columbia Government Reserves Fund     $    93,753
 281,260      JP Morgan, U.S. Government Money
              Market Fund                               281,260
                                                    -----------
                                                    $   375,014
                                                    -----------
              Total Securities Lending
              Collateral                            $ 8,092,400
                                                    -----------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $8,092,400)                     $ 8,092,400
                                                    -----------
              TOTAL INVESTMENT IN
              SECURITIES - 111.8%
              (Cost $53,742,067)(a)                 $47,184,632
                                                    -----------
              OTHER ASSETS AND
              LIABILITIES (11.8)%                   $(4,959,688)
                                                    -----------
              TOTAL NET ASSETS - 100.0%             $42,224,944
                                                    ===========

*    Non-income producing security.

(a) At December 31, 2008, the net unrealized gain on investments based on cost for federal income tax purposes of $54,686,368 was as follows:


       Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                  $ 6,537,439
       Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                  (14,039,175)
                                                                     -----------
       Net unrealized gain                                           $(7,501,736)
                                                                     ===========


(b)    At December 31, 2008, the following securities were out on loan:


  Shares     Description                                Value
  2,700      AMB Property Corp.                     $   63,234
 42,000      Apartment Investment &
             Management Co.                            485,100
  7,000      AvalonBay Communities, Inc.*              424,060
  7,000      Boston Properties, Inc.                   385,000
 39,000      Brandywine Realty Trust                   300,690
  9,000      Federal Realty Investment Trust           558,720
 60,000      Liberty Property Trust                  1,369,800
  4,000      Nationwide Health Properties, Inc.        114,880
 23,200      Omega Healthcare Investors, Inc.          370,504
 14,700      Realty Income Corp.                       340,305
 10,000      Regency Centers Corp.                     467,000
 39,000      Simon Property Group                    2,072,070
 14,000      Starwood Hotels & Resorts
             Worldwide, Inc.                           250,600
  6,000      Taubman Centers, Inc.                     152,760
 49,000      The Macerich Co.                          889,840
                                                    ----------
             Total                                  $8,244,563
                                                    ==========

(c)    Security lending collateral is managed by Credit Suisse, New York
Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008, aggregated $13,891,336 and $18,029,004, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)
The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:


                                                    Investments
Valuation Inputs                                   in Securities
-----------------------------------------------   --------------
Level 1 - Quoted Prices                           $39,092,232
Level 2 - Other Significant Observable Inputs       8,092,400
Level 3 - Significant Unobservable Inputs                   -
                                                  -----------
Total                                             $47,184,632
                                                  ===========


The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year            Year          Year         Year          Year
                                                                Ended          Ended          Ended        Ended        Ended
Class I                                                       12/31/08        12/31/07      12/31/06     12/31/05      12/31/04
Net asset value, beginning of period                          $  23.49       $  33.01       $ 26.13      $ 24.30       $ 18.57
                                                              --------       --------       -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.49       $   0.55       $  0.45      $  0.43       $  0.52
 Net realized and unrealized gain (loss) on investments         ( 6.87)        ( 6.29)        8.70         3.10          5.99
                                                              --------       --------       -------      -------       -------
  Net increase (decrease) from investment operations          $  (6.38)      $  (5.74)      $  9.15      $  3.53       $  6.51
Distributions to shareowners:
 Net investment income                                          ( 0.49)        ( 0.47)       ( 0.39)      ( 0.39)       ( 0.45)
 Net realized gain                                              ( 5.96)        ( 3.31)       ( 1.88)      ( 1.31)       ( 0.33)
 Tax return of capital                                          ( 0.25)            --            --           --            --
                                                              --------       --------       -------      -------       -------
Net increase (decrease) in net asset value                    $ (13.08)      $  (9.52)      $  6.88      $  1.83       $  5.73
                                                              --------       --------       -------      -------       -------
Net asset value, end of period                                $  10.41       $  23.49       $ 33.01      $ 26.13       $ 24.30
                                                              ========       ========       =======      =======       =======
Total return*                                                   (38.19)%       (18.88)%       36.82%       15.13%        35.74%
Ratio of net expenses to average net assets+                      1.04%          0.91%         0.91%        0.94%         0.98%
Ratio of net investment income to average net assets+             2.57%          1.65%         1.43%        1.65%         2.41%
Portfolio turnover rate                                             22%            15%           18%          12%           35%
Net assets, end of period (in thousands)                      $  9,513       $ 19,636       $34,597      $32,086       $36,447

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                Year            Year          Year         Year          Year
                                                                Ended          Ended          Ended        Ended        Ended
Class II                                                      12/31/08        12/31/07      12/31/06     12/31/05      12/31/04
Net asset value, beginning of period                          $  23.45       $  32.96       $ 26.09      $ 24.26       $ 18.55
                                                              --------       --------       -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.45       $   0.46       $  0.36      $  0.36       $  0.44
 Net realized and unrealized gain (loss) on investments         ( 6.86)        ( 6.27)        8.70         3.11          6.00
                                                              --------       --------       -------      -------       -------
  Net increase (decrease) from investment operations          $  (6.41)      $  (5.81)      $  9.06      $  3.47       $  6.44
Distributions to shareowners:
 Net investment income                                          ( 0.45)        ( 0.39)       ( 0.31)      ( 0.33)       ( 0.40)
 Net realized gain                                              ( 5.96)        ( 3.31)       ( 1.88)      ( 1.31)       ( 0.33)
 Tax return of capital                                          ( 0.25)            --            --           --            --
                                                              --------       --------       -------      -------       -------
Net increase (decrease) in net asset value                    $ (13.07)      $  (9.51)      $  6.87      $  1.83       $  5.71
                                                              --------       --------       -------      -------       -------
Net asset value, end of period                                $  10.38       $  23.45       $ 32.96      $ 26.09       $ 24.26
                                                              ========       ========       =======      =======       =======
Total return*                                                   (38.35)%       (19.09)%       36.48%       14.86%        35.39%
Ratio of net expenses to average net assets+                      1.30%          1.16%         1.16%        1.18%         1.23%
Ratio of net investment income to average net assets+             2.41%          1.44%         1.22%        1.46%         2.20%
Portfolio turnover rate                                             22%            15%           18%          12%           35%
Net assets, end of period (in thousands)                      $ 32,712       $ 54,005       $85,175      $67,383       $61,799

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.     9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $8,244,563) (cost $53,742,067)      $ 47,184,632
 Cash                                                                                            1,450,345
 Receivables --
 Investment securities sold                                                                         60,888
 Portfolio shares sold                                                                           1,498,157
 Dividends                                                                                         451,342
                                                                                              ------------
  Total assets                                                                                $ 50,645,364
                                                                                              ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                              $    250,047
 Portfolio shares repurchased                                                                       19,823
 Upon return of securities loaned                                                                8,092,400
 Due to affiliates                                                                                   5,001
 Accrued expenses                                                                                   53,149
                                                                                              ------------
  Total liabilities                                                                           $  8,420,420
                                                                                              ------------
NET ASSETS:
 Paid-in capital                                                                              $ 49,726,680
 Accumulated net realized loss on investments                                                     (944,301)
 Net unrealized loss on investments                                                             (6,557,435)
                                                                                              ------------
  Total net assets                                                                            $ 42,224,944
                                                                                              ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $9,512,954/914,268 shares)                                                 $      10.41
                                                                                              ------------
 Class II (based on $32,711,990/3,150,385 shares)                                             $      10.38
                                                                                              ------------



10    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $9,351)       $2,262,980
 Interest                                                      18,137
 Income from securities loaned, net                            80,314
                                                           ----------
  Total investment income                                                   $   2,361,431
                                                                            -------------
EXPENSES:
 Management fees                                           $  513,135
 Transfer agent fees
 Class I                                                        1,316
 Class II                                                       1,496
 Distribution fees
 Class II                                                     119,668
 Administrative fees                                           19,237
 Custodian fees                                                44,914
 Professional fees                                             53,705
 Printing expense                                              20,107
 Fees and expenses of nonaffiliated trustees                    5,449
 Miscellaneous                                                 10,975
                                                           ----------
  Total expenses                                                            $     790,002
                                                                            -------------
   Net investment income                                                    $   1,571,429
                                                                            -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                                           $    (616,332)
                                                                            -------------
 Change in net unrealized loss on investments                               $ (27,288,834)
                                                                            -------------
 Net loss on investments                                                    $ (27,905,166)
                                                                            -------------
 Net decrease in net assets resulting from operations                       $ (26,333,737)
                                                                            =============


The accompanying notes are an integral part of these financial statements.    11

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                              Year               Year
                                                                                              Ended              Ended
                                                                                            12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                                    $   1,571,429      $   1,552,391
Net realized gain (loss) on investments                                                       (616,332)        17,723,011
Change in net unrealized loss on investments                                               (27,288,834)       (38,266,788)
                                                                                         -------------      -------------
  Net decrease in net assets resulting from operations                                   $ (26,333,737)     $ (18,991,386)
                                                                                         -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.49 and $0.47 per share, respectively)                                      $    (415,464)     $    (423,910)
  Class II ($0.45 and $0.39 per share, respectively)                                        (1,155,965)          (945,970)
Net realized gain:
  Class I ($5.96 and $03.31 per share, respectively)                                        (4,546,517)        (2,997,064)
  Class II ($5.96 and $3.31per share, respectively)                                        (12,412,981)        (8,014,140)
Tax return of capital:
  Class I ($0.25 and $0.00 per share, respectively)                                           (217,861)                --
  Class II ($0.25 and $0.00 per share, respectively)                                          (661,350)                --
                                                                                         -------------      -------------
    Total distributions to shareowners                                                   $ (19,410,138)     $ (12,381,084)
                                                                                         -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $  17,127,652      $   9,530,034
Reinvestment of distributions                                                               19,410,137         12,381,084
Cost of shares repurchased                                                                 (22,209,808)       (36,669,805)
                                                                                         -------------      -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions      $  14,327,981      $ (14,758,687)
                                                                                         -------------      -------------
  Net decrease in net assets                                                             $ (31,415,894)     $ (46,131,157)
NET ASSETS:
Beginning of year                                                                           73,640,838        119,771,995
                                                                                         -------------      -------------
End of year                                                                              $  42,224,944      $  73,640,838
                                                                                         =============      =============
Undistributed net investment income, end of year                                         $          --      $     336,091
                                                                                         =============      =============


                                   '08 Shares       '08 Amount      '07 Shares       '07 Amount
CLASS I
Shares sold                           61,723      $   1,241,482        32,324      $   1,017,503
Reinvestment of distributions        296,242          5,179,841       123,829          3,420,974
Less shares repurchased             (279,533)        (4,970,663)     (368,242)       (10,959,525)
                                    --------      -------------      --------      -------------
  Net increase (decrease)             78,432      $   1,450,660      (212,089)     $  (6,521,048)
                                    --------      -------------      --------      -------------
CLASS II
Shares sold                          998,324      $  15,886,170       271,292      $   8,512,531
Reinvestment of distributions        818,875         14,230,296       325,278          8,960,110
Less shares repurchased             (969,641)       (17,239,145)     (878,052)       (25,710,280)
                                    --------      -------------      --------      -------------
  Net increase (decrease)            847,558      $  12,877,321      (281,482)     $  (8,237,639)
                                    ========      =============      ========      =============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.


B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

--------------------------------------------------------------------------------

                                    2008              2007
                              ----------------   --------------
 Distributions paid from:
 Ordinary income              $ 1,571,429        $ 1,406,494
 Long-term capital gain        16,959,498         10,974,590
                              -----------        -----------
                              $18,530,927                 --
                              -----------        -----------
 Return of capital                879,211                 --
                              -----------        -----------
  Total distributions         $19,410,138        $12,381,084
                              ===========        ===========
 Distributable Earnings:
 Unrealized depreciation      $(7,501,736)
                              -----------
  Total                       $(7,501,736)
                              ===========



   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.


D. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (Unicredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.


   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $942 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,857 in transfer agent fees and shareholder communications expense payable to PIMSS at December 31, 2008.

3. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $202 in distribution fees payable to PFD at December 31, 2008.

4. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                             /s/ Ernst & Young LLP



Boston, Massachusetts
February 12, 2009

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Portfolio approved an amended and restated investment advisory agreement between the Portfolio and PIM. Shareholders of the Portfolio approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Portfolio's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Portfolio, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Portfolio for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.


Nature, Extent and Quality of Services


The Trustees considered the nature, extent and quality of the services provided to the Portfolio by the sub-adviser, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Portfolio.


Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the sub-advisory agreement.


Performance of the Portfolio


The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2008 and that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the three year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Sub-advisory Fee and Expenses


The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Portfolio, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.


The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2008 was in the third quintile relative to its Strategic Insight peer group.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF SUB-ADVISORY AGREEMENT (UNAUDITED)                     (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed the advisory fees charged by the sub-adviser to its separate account clients with investment strategies that were similar to the Portfolio. The Trustees noted that the fee rates for those separate accounts generally were in line with the sub-advisory fees paid to the sub-adviser with respect to the Portfolio.


The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Portfolio was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into the quality of services provided by PIM and the sub-adviser and the investment performance of the Portfolio.


Profitability


The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. They also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.


Economies of Scale


The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2008 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the third quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee currently were not necessary.


Other Benefits


The Trustees considered that the sub-adviser reported that it does not receive any other benefits from its relationship with the Portfolio.


Conclusion


After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Portfolio between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                          Trustees and Officers
Pioneer Investment Management, Inc.                         The Board of Trustees provides broad supervision over the
                                                            Portfolio's affairs. The officers of the Trust are
Custodian                                                   responsible for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.                               officers are listed below, together with their principal
                                                            occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm               interested persons of the Trust within the meaning of the
Ernst & Young LLP                                           1940 Act are referred to as Interested Trustees. Trustees
                                                            who are not interested persons of the Trust are referred to
Principal Underwriter                                       as Independent Trustees. Each of the Trustees serves as a
Pioneer Funds Distributor, Inc.                             trustee of each of the 76 U.S. registered investment
                                                            portfolios for which Pioneer serves as investment adviser
Legal Counsel                                               (the "Pioneer Funds"). The address for all Trustees and all
Bingham McCutchen LLP                                       officers of the Trust is 60 State Street, Boston,
                                                            Massachusetts 02109.
Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves
(50)*                      Executive Vice    until a successor trustee is
                           President         elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


                                                                                                          OTHER DIRECTORSHIPS
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                    HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Deputy Chairman and a Director of Pioneer Global Asset Management              None
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Director, CEO and President of Pioneer Investment Management USA Inc.          None
(50)*                      (since February 2007); Director and President of Pioneer Investment
                           Management, Inc. and Pioneer Institutional Asset Management, Inc. (since
                           February 2007); Executive Vice President of all of the Pioneer Funds (since
                           March 2007); Director of Pioneer Global Asset Management S.p.A. (since
                           April 2007); Head of New Markets Division, Pioneer Global Asset
                           Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (65)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves
(64)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(61)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------



NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (65)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007); Partner, Federal City
                           Capital Advisors (boutique merchant bank) (1997 to 2004 and 2008 -
                           present); and Executive Vice President and Chief Financial Officer, Pedestal
                           Inc. (internet-based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          President, Bush International, LLC (international financial advisory firm)
Benjamin M. Friedman       Professor, Harvard University
(64)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice President and Corporate Secretary, The Winthrop
(61)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Chief Executive Officer, Quadriserv, Inc. (technology products for securities lending industry) (2008 - present); Private investor (2004 - 2008); and
                           Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Senior Counsel, Sullivan & Cromwell LLP (law firm)
----------------------------------------------------------------------------------------------------------



                           OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY THIS TRUSTEE
David R. Bock (65)         Director of Enterprise Community
                           Investment, Inc. (privately-held affordable
                           housing finance company); and Director of
                           New York Mortgage Trust (publicly traded
                           mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (60)          Director of Marriott International, Inc.,
                           Director of Discover Financial Services
                           (credit card issuer and electronic payment
                           services); Director of Briggs & Stratton Co.
                           (engine manufacturer); Director of UAL
                           Corporation (airline holding company);
                           Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm); and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee, Mellon Institutional Funds
(64)                       Investment Trust and Mellon Institutional
                           Funds Master Portfolio (oversees 17
                           portfolios in fund complex)
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(61)
--------------------------------------------------------------------------------
Thomas J. Perna (58)       None
--------------------------------------------------------------------------------
Marguerite A. Piret (60)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
Stephen K. West (80)       Director, The Swiss Helvetia Fund, Inc.
                           (closed-end investment company)

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITION HELD    LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer        Since 2008. Serves at the
                                              discretion of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
  (35)                       Treasurer        discretion of the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief            Since 2007. Serves at the
                             Compliance       discretion of the Board.
                             Officer
--------------------------------------------------------------------------------



                                                                                                           OTHER DIRECTORSHIPS
NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                                   HELD BY THIS OFFICER
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/    None
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and Assistant         None
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controllership           None
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds since March
                             2008; Deputy Treasurer of Pioneer from March 2004 to February 2008;
                             Assistant Treasurer of all of the Pioneer Funds from March 2004 to
                             February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and                None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and             None
  (35)                       Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief Compliance Officer of Pioneer since December 2006 and of all the        None
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18653-03-0209


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                  Pioneer Small Cap Value VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2008


   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update               2
  Comparing Ongoing Portfolio Expenses           3
  Portfolio Management Discussion                4
  Schedule of Investments                        6
  Financial Statements                          12
  Notes to Financial Statements                 17
  Report of Independent Registered Public
    Accounting Firm                             21
  Trustees, Officers and Service Providers      23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

[The following data was represented as a pie chart in the printed material]

Portfolio Diversification
(As a percentage of total investment portfolio)
U.S. Common Stocks                           81.1%
Temporary Cash Investments                   17.6%
Exchange Traded Funds                        1.3%

Sector Distribution
(As a percentage of equity holdings)
Information Technology                       19.1%
Financials                                   19.1%
Health Care                                  18.7%
Industrials                                  17.0%
Consumer Discretionary                        9.8%
Energy                                        4.9%
Utilities                                     4.0%
Consumer Staples                              3.5%
Materials                                     2.8%
Telecommunication Services                    1.1%

Five Largest Holdings
(As a percentage of equity holdings)*

  1.       VAALCO Energy, Inc.               1.04%
  2.       Prosperity Bancshares, Inc.       0.98
  3.       Interdigital, Inc.                0.93
  4.       Validus Holdings Ltd.             0.92
  5.       Par Pharmaceutical Co., Inc.      0.86

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share    12/31/08      12/31/07
  Class I                     $ 6.84       $ 12.97
  Class II                    $ 6.76       $ 12.82

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.0658       $ 0.3143          $ 1.4445
  Class II                  $ 0.0259       $ 0.3143          $ 1.4445

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

         Pioneer Small Cap     Pioneer Small Cap      Russell       Russell
        Value VCT Portfolio,  Value VCT Portfolio,  2000 Index  2000 Value Index
              Class I               Class II

11/01          10,000                10,000            10,000        10,000
               10,574                10,572            10,617        10,612
12/02           8,979                 8,955             8,442         9,400
               12,160                12,088            12,432        13,726
12/04          14,611                14,492            14,711        16,780
               16,275                16,101            15,380        17,570
12/06          18,624                18,378            18,205        21,695
               17,328                17,058            17,920        19,574
12/08          10,743                10,558            11,866        13,912

The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

                    Class I      Class II
Life-of-Class#
(11/8/01)             1.40%         1.15%
5 Years              -2.45%        -2.67%
1 Year              -38.00%       -38.11%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2003. The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2003, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $   686.07       $   685.53
       Expenses Paid During Period*            $     4.28       $     5.34

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

Share Class                                         I               II
----------------------------------------------------------------------------
       Beginning Account Value on 7/1/08       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/08        $ 1,020.06       $ 1,018.80
       Expenses Paid During Period*            $     5.13       $     6.39

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were of 1.01% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08
--------------------------------------------------------------------------------

Against a backdrop of a widening credit crisis and deteriorating business conditions, the domestic equity market experienced extraordinary volatility during 2008, with most major stock indices falling substantially. In the following interview, Portfolio Managers Peter Wiley and Scott Zilora discuss the factors that influenced the performance of Pioneer Small Cap Value VCT Portfolio during the 12 months ended December 31, 2008. Mr. Wiley and Mr. Zilora are members of the investment team responsible for the day-to-day management of Pioneer Small Cap Value VCT Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2008?

A: Pioneer Small Cap Value VCT Portfolio's Class I shares returned -38.00% at net asset value for the 12 months ended December 31, 2008, and Class II shares returned -38.11%. During the same period, the Russell 2000 Value Index returned -28.92%, while the Russell 2000 Index returned -33.79%. Over the same 12 months, the average return of the 130 variable portfolios in Lipper's Small Cap Core category was -35.54%.

Q: What was the investment environment like during 2008?

A: It was a very challenging year in the stock market. Stock prices began declining sharply during the summer after rising very early in 2008. Investors lost confidence as major financial institutions began failing after credit markets froze up and subprime-mortgage-related securities created huge losses. At the same time, consumers lost confidence in the face of falling housing prices, rapidly rising mortgage foreclosures and sharply increasing energy costs. The loss in consumer confidence removed one of the important underpinnings of growth in the overall economy.

Q: How did the Portfolio's positioning affect performance in this difficult environment?

A: We were disappointed by the Portfolio's performance overall, despite relatively good results in the consumer discretionary, financials and health care sectors, and some successful stock selections.

   Several health care investments produced good results for the Portfolio in a difficult market environment. Thoratec, the developer and producer of ventricular pumps for patients waiting for heart transplants, did particularly well. One of the catalysts for its performance was the introduction of a smaller pump that it developed for female patients. Also contributing to the Portfolio's return was the investment in Cubist Pharmaceuticals, which enjoyed strong gains in the hospital market for its Cubicin product, an antibiotic formulation for severe infections. In addition, vaccine maker Emergent Bio Solutions did well following FDA approval of BioThrax, which protects against anthrax. The company also signed a significant contract with the U.S. Department of Health and Human Services to supply BioThrax.

   In the consumer discretionary sector, we focused the Portfolio's holdings on corporations that we believe can generate sufficient free cash flow to sustain their growth. One of the top performers in the group was Big Lots Stores, a discount retailer that benefited from its efforts to revitalize merchandising, improve same-store sales and reduce costs. Among the Portfolio's financials holdings, we saw some opportunities among Texas-based banks because of the state's energy-based economy and the absence of speculative excesses in real estate. One particularly healthy performer was Prosperity Bank Shares,

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

   a Houston-based institution. Its solid balance sheet and favorable credit trends helped it hold up well, despite plunging oil prices during the second half of 2008. In energy, the Portfolio took profits early in the year from a successful investment in Basic Energy Services, an oil field services corporation that had benefited from growing exploration activity.

Q: What were some of the investments that detracted from the Portfolio's results during the 12-month period ended December 31, 2008?

A: Overall stock selection in the energy sector was disappointing. We focused the Portfolio's holdings on companies with the ability to generate cash through current production, but the market favored companies with growing reserves that could serve as a source of future production. Nevertheless, the Portfolio's relative performance in energy improved somewhat in the second half of the fiscal year.

   One of the poorer performers was Callon Petroleum, an exploration and production company operating primarily in Louisiana and in the Gulf of Mexico. Callon was forced to curtail operations in the Gulf of Mexico, where most of its proven reserves are located, because of falling oil prices and rising operating costs. Mariner Energy, an independent oil and gas exploration and production company, also lagged.

   Outside energy, the Portfolio saw disappointing results from Crane Aerospace and Meredith. Crane, which provides contract engineering and other services to the aerospace industry, was a victim of production delays in Boeing's newest jetliner. Meredith, a publisher of a number of magazines targeted to women and the operator of several television stations, suffered as a result of shrinking advertising revenues in the slowing economy.

Q: What is your investment outlook?

A: We are approaching 2009 with caution, as we do not anticipate a sharp economic recovery. While investors scrutinize the various U.S. government stimulus programs that either have been enacted or proposed, we think it is likely to be some time before consumers regain confidence. Record levels of personal debt and rising unemployment have been restraining consumers, who are showing greater discipline in their household budgets, saving rather than spending whenever possible. Although there may be some easing in the credit markets, lenders still have been holding back, thus curtailing capital from both corporate borrowers and individuals.

   In this environment, stock-picking will become even more important. We believe that after the major stock price declines of 2008, the market is offering some attractive opportunities that ultimately can reward investors once the situation begins to improve.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

Shares                                                                Value
                  COMMON STOCKS - 92.1%
                  Energy - 4.7%
                  Oil & Gas Equipment & Services - 0.9%
      12,300      Basic Energy Services, Inc.*                  $   160,392
      17,800      Complete Production Services, Inc.*               145,070
                                                                -----------
                                                                $   305,462
                                                                -----------
                  Oil & Gas Exploration & Production - 3.8%
      40,000      Callon Petroleum Co.*                         $   104,000
       4,100      Clayton Williams Energy, Inc.*                    186,304
       4,900      Comstock Resources, Inc.*                         231,525
      17,600      Mariner Energy, Inc.*                             179,520
      21,100      Rosetta Resources, Inc.*                          149,388
      11,112      Stone Energy Corp.*                               122,454
      45,700      VAALCO Energy, Inc.*                              340,008
                                                                -----------
                                                                $ 1,313,199
                                                                -----------
                  Total Energy                                  $ 1,618,661
                                                                -----------
                  Materials - 2.7%
                  Commodity Chemicals - 0.2%
       9,300      Spartech Corp.                                $    58,218
                                                                -----------
                  Diversified Metals & Mining - 0.5%
       3,200      Compass Minerals International, Inc.          $   187,712
                                                                -----------
                  Fertilizers & Agricultural Chemicals - 0.3%
       5,800      Terra Industries, Inc.                        $    96,686
                                                                -----------
                  Paper Products - 0.3%
      28,400      Buckeye Technologies, Inc.*                   $   103,376
                                                                -----------
                  Steel - 1.4%
      13,500      A.M. Castle & Co.                             $   146,205
       3,100      Olympic Steel, Inc.                                63,147
       4,600      Reliance Steel & Aluminum Co.                      91,724
      15,700      Worthington Industries, Inc. (b)                  173,014
                                                                -----------
                                                                $   474,090
                                                                -----------
                  Total Materials                               $   920,082
                                                                -----------
                  Capital Goods - 9.9%
                  Aerospace & Defense - 0.3%
       5,500      Ceradyne, Inc.*                               $   111,705
                                                                -----------
                  Building Products - 1.1%
      16,300      Apogee Enterprise, Inc.                       $   168,868
      17,900      Insteel Industries, Inc.                          202,091
                                                                -----------
                                                                $   370,959
                                                                -----------
                  Construction & Engineering - 0.6%
       9,616      EMCOR Group, Inc.*                            $   215,687
                                                                -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 0.4%
       5,300      AGCO Corp.*(b)                                $   125,027
                                                                -----------

Shares                                                                Value
                  Electrical Component & Equipment - 1.9%
       7,400      Acuity Brands, Inc. (b)                       $   258,334
       7,100      Brady Corp.*                                      170,045
       7,300      Hubbell, Inc. (Class B)                           238,564
                                                                -----------
                                                                $   666,943
                                                                -----------
                  Industrial Machinery - 3.7%
      15,700      Altra Holdings, Inc.*                         $   124,187
       6,000      Chart Industries, Inc.*                            63,780
       4,600      Circor International, Inc.                        126,500
      10,900      Columbus Mckinnon Corp.*(b)                       148,785
       9,100      Crane Co.                                         156,884
       6,900      Enpro Industries, Inc.*                           148,626
       6,000      Graham Corp.*(b)                                   64,920
       3,900      Lincoln Electric Holdings, Inc. (b)               198,627
      16,600      NN, Inc.                                           38,014
       8,200      Robbins & Myers, Inc.                             132,594
      10,300      Tecumseh Products Co.*                             98,674
                                                                -----------
                                                                $ 1,301,591
                                                                -----------
                  Trading Companies & Distributors - 1.9%
      10,800      Aircastle, Ltd.                               $    51,624
      10,400      Applied Industrial Technologies, Inc. (b)         196,768
      13,700      H&E Equipment Services, Inc.*                     105,627
       7,800      Rush Enterprises, Inc.*                            66,846
       6,200      Tal International Group, Inc. (b)                  87,420
       8,300      Wesco International, Inc.*                        159,609
                                                                -----------
                                                                $   667,894
                                                                -----------
                  Total Capital Goods                           $ 3,459,806
                                                                -----------
                  Commercial Services & Supplies - 6.0%
                  Commercial Printing - 0.2%
       3,300      Consolidated Graphics, Inc.*                  $    74,712
                                                                -----------
                  Diversified Support Services - 1.0%
       7,100      Copart, Inc.*                                 $   193,049
      22,300      EnerNoc, Inc.*(b)                                 165,912
                                                                -----------
                                                                $   358,961
                                                                -----------
                  Environmental & Facilities Services - 0.7%
      12,800      Rollins, Inc.                                 $   231,424
                                                                -----------
                  Office Services & Supplies - 2.1%
      15,900      American Reprographics Co.*                   $   109,710
       6,400      HNI Corp. (b)                                     101,376
      22,500      Interface, Inc.                                   104,400
       6,800      Mine Safety Appliances Co.                        162,588
      13,600      Sykes Enterprises, Inc.*                          260,032
                                                                -----------
                                                                $   738,106
                                                                -----------

6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
                  Research & Consulting Services - 2.0%
       8,700      Equifax, Inc.*                                  $   230,724
      15,000      Hill International, Inc.*                           105,600
      11,100      Resources Connection, Inc.*(b)                      181,818
       9,200      School Specialty, Inc.*(b)                          175,904
                                                                  -----------
                                                                  $   694,046
                                                                  -----------
                  Total Commercial Services
                  & Supplies                                      $ 2,097,249
                                                                  -----------
                  Consumer Durables & Apparel - 2.7%
                  Apparel, Accessories & Luxury Goods - 0.4%
       4,400      Columbia Sportswear Co.                         $   155,628
                                                                  -----------
                  Footwear - 1.8%
       9,900      Steven Madden, Ltd.*                            $   211,068
      17,800      The Timberland Co.*                                 205,590
       9,800      Wolverine World Wide, Inc.                          206,192
                                                                  -----------
                                                                  $   622,850
                                                                  -----------
                  Household Appliances - 0.5%
      10,100      Helen of Troy, Ltd.*                            $   175,336
                                                                  -----------
                  Total Consumer Durables & Apparel               $   953,814
                                                                  -----------
                  Consumer Services - 3.9%
                  Education Services - 0.9%
       3,800      American Public Education, Inc.*                $   141,322
       2,900      DeVry, Inc.                                         166,489
                                                                  -----------
                                                                  $   307,811
                                                                  -----------
                  Leisure Facilities - 0.7%
       9,000      Vail Resorts, Inc.*(b)                          $   239,400
                                                                  -----------
                  Restaurants - 0.5%
      10,800      Papa John's International, Inc.*                $   199,044
                                                                  -----------
                  Specialized Consumer Services - 1.8%
       4,200      Matthews International Corp.*                   $   154,056
      16,500      Regis Corp.*                                        239,745
       7,700      Steiner Leisure, Ltd.*                              227,304
                                                                  -----------
                                                                  $   621,105
                                                                  -----------
                  Total Consumer Services                         $ 1,367,360
                                                                  -----------
                  Media - 0.3%
                  Movies & Entertainment - 0.3%
       3,800      Marvel Entertainment, Inc.*                     $   116,850
                                                                  -----------
                  Total Media                                     $   116,850
                                                                  -----------
                  Retailing - 2.2%
                  Apparel Retail - 1.6%
      14,200      Charlotte Russe, Inc.*(b)                       $    92,158
       5,600      Children's Place Retail Stores, Inc.*               121,408
      23,900      The Finish Line, Inc.                               133,840
      76,300      Wet Seal, Inc.*                                     226,611
                                                                  -----------
                                                                  $   574,017
                                                                  -----------
                  Specialty Stores - 0.6%
      12,700      Jo-Ann Stores, Inc.*                            $   196,723
                                                                  -----------
                  Total Retailing                                 $   770,740
                                                                  -----------

Shares                                                                  Value
                  Food & Drug Retailing - 0.7%
                  Food Retail - 0.7%
      41,400      The Great Atlantic & Pacific Tea Co., Inc.*     $   259,578
                                                                  -----------
                  Total Food & Drug Retailing                     $   259,578
                                                                  -----------
                  Food, Beverage & Tobacco - 1.3%
                  Packaged Foods & Meats - 1.3%
       6,500      Cal-Maine Foods, Inc.                           $   186,550
       1,600      Ralcorp Holdings, Inc.*                              93,440
      16,500      Synutra International, Inc.*(b)                     181,830
                                                                  -----------
                                                                  $   461,820
                                                                  -----------
                  Total Food, Beverage & Tobacco                  $   461,820
                                                                  -----------
                  Household & Personal Products - 1.2%
                  Personal Products - 1.2%
         800      Chattem, Inc.*                                  $    57,224
       9,400      Herbalife Ltd.                                      203,792
      15,500      Nu Skin Enterprises, Inc.                           161,665
                                                                  -----------
                                                                  $   422,681
                                                                  -----------
                  Total Household & Personal
                  Products                                        $   422,681
                                                                  -----------
                  Health Care Equipment & Services - 6.7%
                  Health Care Equipment - 2.5%
      15,900      American Medical Systems
                  Holdings, Inc.*(b)                              $   142,941
      10,800      ArthroCare Corp.*(b)                                 51,516
      18,900      Cryolife, Inc.*                                     183,519
      13,300      Cyberonics, Inc.*(b)                                220,381
      10,400      Kensey Nash Corp.*                                  201,864
       4,500      Somanetics Corp.*                                    74,295
                                                                  -----------
                                                                  $   874,516
                                                                  -----------
                  Health Care Facilities - 1.4%
      10,700      Amsurg Corp.*                                   $   249,738
       7,300      Sun Healthcare Group, Inc.*                          64,605
       9,400      VCA Antech, Inc.*(b)                                186,872
                                                                  -----------
                                                                  $   501,215
                                                                  -----------
                  Health Care Services - 1.8%
       3,800      Air Methods Corp.*                              $    60,762
       3,800      Amedisys, Inc.*                                     157,092
       3,700      DaVita, Inc.*                                       183,409
       3,000      Landauer, Inc.                                      219,900
                                                                  -----------
                                                                  $   621,163
                                                                  -----------
                  Health Care Technology - 1.0%
       6,000      MedAssets, Inc.*(b)                             $    87,600
      20,800      Omnicell, Inc.*                                     253,968
                                                                  -----------
                                                                  $   341,568
                                                                  -----------
                  Total Health Care Equipment &
                  Services                                        $ 2,338,462
                                                                  -----------

  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                Value
                  Pharmaceuticals & Biotechnology - 10.8%
                  Biotechnology - 4.9%
      23,100      Alkermes, Inc.*                               $   246,015
      12,800      BioMarin Pharmaceutical, Inc.*(b)                 227,840
      14,700      Celera Corp.*                                     163,611
       6,425      Cubist Pharmaceuticals, Inc.*(b)                  155,228
       8,900      CV Therapeutics, Inc.*                             81,969
       7,800      Emergent Biosolution, Inc.*                       203,658
      13,600      Enzon, Inc.*(b)                                    79,288
       2,300      Myriad Genetics, Inc.*(b)                         152,398
       6,800      Onyx Pharmaceuticals, Inc.*                       232,288
       2,700      United Therapeutics Corp.*                        168,885
                                                                -----------
                                                                $ 1,711,180
                                                                -----------
                  Life Sciences Tools & Services - 1.4%
      59,300      Affymetrix, Inc.*                             $   177,307
       5,200      Luminex Corp.*                                    111,072
      21,500      Parexel International Corp.*                      208,765
                                                                -----------
                                                                $   497,144
                                                                -----------
                  Pharmaceuticals - 4.5%
      27,625      Cardiome Pharma Corp.*(b)                     $   125,694
       7,700      Endo Pharmaceuticals Holdings, Inc.*              199,276
      24,500      KV Pharmaceuticals Co.*                            70,560
      14,400      Medicis Pharmaceutical Corp. (b)                  200,160
      21,000      Par Pharmaceutical Co., Inc.*                     281,610
      18,900      Salix Pharmaceuticals, Ltd.*(b)                   166,887
      11,100      The Medicines Co.*                                163,503
       8,500      Valeant Pharmaceuticals International*(b)         194,650
      13,600      ViroPharma, Inc.*(b)                              177,072
                                                                -----------
                                                                $ 1,579,412
                                                                -----------
                  Total Pharmaceuticals
                  & Biotechnology                               $ 3,787,736
                                                                -----------
                  Banks - 4.3%
                  Regional Banks - 4.3%
       5,200      Bank of Hawaii Corp.                          $   234,884
       4,400      BOK Financial Corp.                               177,760
      45,965      Cardinal Financial Corp.                          261,541
      10,900      Prosperity Bancshares, Inc. (b)                   322,531
      41,852      Sterling Bancshares, Inc. (b)                     254,460
      18,309      Texas Capital Bancshares, Inc.*                   244,608
                                                                -----------
                                                                $ 1,495,784
                                                                -----------
                  Total Banks                                   $ 1,495,784
                                                                -----------
                  Diversified Financials - 2.8%
                  Asset Management & Custody Banks - 0.8%
       8,300      Federated Investors, Inc.*                    $   140,768
       8,000      Waddell & Reed Financial Inc.*                    123,680
                                                                -----------
                                                                $   264,448
                                                                -----------

Shares                                                                Value
                  Consumer Finance - 0.6%
      14,900      Ezcorp, Inc.*                                 $   226,629
                                                                -----------
                  Investment Banking & Brokerage - 1.4%
      15,600      Knight Capital Group, Inc.*                   $   251,940
      10,800      OptionsXpress Holdings, Inc.*(b)                  144,288
       4,900      SWS Group, Inc.                                    92,855
                                                                -----------
                                                                $   489,083
                                                                -----------
                  Total Diversified Financials                  $   980,160
                                                                -----------
                  Insurance - 4.9%
                  Property & Casualty Insurance - 2.7%
      18,800      Amtrust Financial Services, Inc.              $   218,080
      10,400      Aspen Insurance Holdings, Ltd.                    252,200
      16,100      Assured Guaranty, Ltd.                            183,540
       9,900      Tower Group, Inc.                                 279,279
                                                                -----------
                                                                $   933,099
                                                                -----------
                  Reinsurance - 2.2%
       5,400      Greenlight Capital, Inc.*                     $    70,146
       4,800      IPC Holdings, Ltd.                                143,520
       7,500      Platinum Underwriter Holdings, Ltd. (b)           270,600
      11,500      Validus Holdings, Ltd. (b)                        300,840
                                                                -----------
                                                                $   785,106
                                                                -----------
                  Total Insurance                               $ 1,718,205
                                                                -----------
                  Real Estate - 4.4%
                  Diversified Real Estate Investment Trust - 0.5%
       6,100      Washington Real Estate Investment
                  Trust (b)                                     $   172,630
                                                                -----------
                  Office Real Estate Investment Trusts - 1.2%
       7,395      BioMed Property Trust, Inc.                   $    86,669
       5,400      Corporate Office Properties Trust, Inc.           165,780
       5,700      Highwoods Properties, Inc.                        155,952
                                                                -----------
                                                                $   408,401
                                                                -----------
                  Residential Real Estate Investment Trust - 0.4%
       3,700      Home Properties, Inc.*(b)                     $   150,220
                                                                -----------
                  Retail Real Estate Investment Trusts - 1.8%
         600      Alexander's, Inc.                             $   152,940
       8,900      Equity One, Inc. (b)                              157,530
       8,700      National Retail Properties, Inc. (b)              149,553
       7,900      Realty Income Corp. (b)                           182,885
                                                                -----------
                                                                $   642,908
                                                                -----------
                  Specialized Real Estate Investment Trust - 0.5%
       9,200      Senior Housing Properties Trust, Inc. (b)     $   164,864
                                                                -----------
                  Total Real Estate                             $ 1,539,023
                                                                -----------

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value
                  Software & Services - 8.7%
                  Application Software - 3.5%
       4,000      Ansys, Inc.*                           $   111,560
      19,800      Mentor Graphics Corp.*(b)                  102,366
       4,300      MicroStrategy, Inc.*                       159,659
      19,100      Netscout Systems, Inc.*                    164,642
       9,600      Parametric Technology Corp.*               121,440
      19,700      Quest Software, Inc.*                      248,023
      13,000      Synopsys, Inc.*                            240,760
      13,900      TIBCO Software, Inc.*                       72,141
                                                         -----------
                                                         $ 1,220,591
                                                         -----------
                  Internet Software & Services - 1.9%
       5,400      Comscore, Inc.*                        $    68,850
      20,054      DivX, Inc.*                                104,882
       7,200      Interwoven, Inc.*                           90,720
      12,300      J2 Global Communications, Inc.*            246,492
      41,000      RealNetworks, Inc.*                        144,730
                                                         -----------
                                                         $   655,674
                                                         -----------
                  IT Consulting & Other Services - 0.3%
       3,900      Forrester Research, Inc.*              $   110,019
                                                         -----------
                  Systems Software - 3.0%
      17,000      Commvault Systems, Inc.*               $   227,970
      22,500      Double - Take Software, Inc.*              201,825
      10,500      Progress Software Corp.*(b)                202,230
       8,872      Sybase, Inc.*                              219,759
      23,400      Wind River Systems, Inc.*                  211,302
                                                         -----------
                                                         $ 1,063,086
                                                         -----------
                  Total Software & Services              $ 3,049,370
                                                         -----------
                  Technology Hardware & Equipment - 6.6%
                  Communications Equipment - 3.9%
      43,000      Acme Packet, Inc.*(b)                  $   226,180
      11,600      Adtran, Inc. (b)                           172,608
      16,300      Blue Coat Systems, Inc.*(b)                136,920
      32,600      Harmonic, Inc.*                            182,886
      28,500      Infinera Corp.*(b)                         255,360
      11,100      Interdigital, Inc.*                        305,250
       5,700      Neutral Tandem, Inc.*                       92,454
                                                         -----------
                                                         $ 1,371,658
                                                         -----------
                  Computer Storage & Peripherals - 0.7%
       8,800      Lexmark International Group, Inc.*     $   236,720
                                                         -----------
                  Electronic Components - 0.2%
      18,600      Technitrol, Inc.                       $    64,728
                                                         -----------
                  Electronic Manufacturing Services - 0.8%
       9,500      Plexus Corp.*                          $   161,025
      22,200      TTM Technologies, Inc.*(b)                 115,662
                                                         -----------
                                                         $   276,687
                                                         -----------

Shares                                                         Value
                  Technology Distributors - 1.0%
       4,000      Anixter International, Inc.*(b)        $   120,480
      34,300      Brightpoint, Inc.*                         149,205
      11,800      Insight Enterprises, Inc.*                  81,420
                                                         -----------
                                                         $   351,105
                                                         -----------
                  Total Technology Hardware
                  & Equipment                            $ 2,300,898
                                                         -----------
                  Semiconductors - 2.6%
                  Semiconductor Equipment - 0.5%
      16,900      Amkor Technology, Inc.*                $    36,842
      10,500      Brooks Automation, Inc.*                    61,005
       4,900      MKS Instruments, Inc.*                      72,471
                                                         -----------
                                                         $   170,318
                                                         -----------
                  Semiconductors - 2.1%
      57,600      Anadigics, Inc.*(b)                    $    85,248
      41,800      Applied Micro Circuits Corp.*              164,274
      24,500      Omnivision Technologies, Inc.*(b)          128,625
      16,500      Sigma Designs, Inc.*(b)                    156,750
      31,800      Zoran Corp.*(b)                            217,194
                                                         -----------
                                                         $   752,091
                                                         -----------
                  Total Semiconductors                   $   922,409
                                                         -----------
                  Telecommunication Services - 1.0%
                  Integrated Telecommunication Services - 0.4%
      12,100      Fairpoint Communications, Inc.         $    39,688
       3,600      NTELOS Holdings Corp.                       88,777
                                                         -----------
                                                         $   128,465
                                                         -----------
                  Wireless Telecommunication Services - 0.6%
       6,700      IPCS, Inc.*                            $    45,962
      15,000      Syniverse Holdings, Inc.*                  179,100
                                                         -----------
                                                         $   225,062
                                                         -----------
                  Total Telecommunication Services       $   353,527
                                                         -----------
                  Utilities - 3.7%
                  Electric Utilities - 2.0%
       5,400      ITC Holdings Corp.                     $   235,872
      11,400      Portland General Electric Co.              221,958
      12,100      Western Resources, Inc.                    248,171
                                                         -----------
                                                         $   706,001
                                                         -----------
                  Gas Utilities - 0.5%
       5,500      Energen Corp.                          $   161,315
                                                         -----------
                  Independent Power Producer
                  & Energy Traders - 0.5%
       5,900      Ormat Technologies, Inc. (b)           $   188,033
                                                         -----------
                  Multi-Utilities - 0.7%
       8,500      Alliant Energy Corp.                   $   248,030
                                                         -----------
                  Total Utilities                        $ 1,303,379
                                                         -----------
                  TOTAL COMMON STOCKS
                  (Cost $45,550,588)                     $32,237,594
                                                         -----------

  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

Shares                                                  Value
            EXCHANGE TRADED FUNDS - 1.5%
            Real Estate - 1.5%
            Diversified Real Estate Investment
            Trusts - 1.5%
  4,400     DJ Wilshire Real Estate
            Investment Trust (b)                  $   178,332
  4,830     iShare Dow Jones U.S. Real Estate
            Index Fund                                179,821
  4,000     iShares Cohen & Steers Realty Majors
            Index Fund                                176,720
                                                  -----------
                                                  $   534,873
                                                  -----------
            TOTAL EXCHANGE TRADED FUNDS
            (Cost $1,206,378)                     $   534,873
                                                  -----------

Principal
Value ($)
                  TEMPORARY CASH INVESTMENTS - 19.9%
                  Securities Lending Collateral - 19.9% (c)
                  Certificates of Deposit:
      161,827     Abbey National Plc, 3.15%, 8/13/09        $    161,827
      161,805     Bank of Nova Scotia, 3.21%, 5/5/09             161,805
      258,612     Bank of Scotland NY, 2.92%, 6/5/09             258,612
      291,288     Barclays Bank, 1.5%, 5/27/09                   291,288
       51,451     Calyon NY, 4.62%, 1/16/09                       51,451
      323,654     CBA, 4.87%, 7/16/09                            323,654
      291,288     DNB NOR Bank ASA NY, 3.04%,
                  6/5/09                                         291,288
      296,467     Intesa SanPaolo S.p.A., 1.44%,
                  5/22/09                                        296,467
       18,746     NORDEA NY, 4.13%, 4/9/09                        18,746
      242,740     Royal Bank of Canada NY, 2.7%,
                  8/7/09                                         242,740
      161,827     Royal Bank of Scotland, 3.06%,
                  3/5/09                                         161,827
       32,350     Skandinavian Enskilda Bank NY,
                  3.06%, 2/13/09                                  32,350
      323,654     Societe Generale, 3.29%, 9/4/09                323,654
      291,288     Svenska Bank NY, 4.61%, 7/8/09                 291,288
      323,654     U.S. Bank NA, 2.25%, 8/24/09                   323,654
                                                            ------------
                                                            $  3,230,651
                                                            ------------
                  Commercial Paper:
       30,841     BBVA U.S., 2.83%, 3/12/09                 $     30,841
      323,654     Monumental Global Funding, Ltd.,
                  2.5%, 8/17/09                                  323,654
      161,827     CME Group, Inc., 2.9%, 8/6/09                  161,827
      161,810     General Electric Capital Corp.,
                  2.86%, 3/16/09                                 161,810
      317,828     American Honda Finance Corp.,
                  4.95%, 7/14/09                                 317,828
      323,654     HSBC Bank, Inc., 2.5%, 8/14/09                 323,654
      161,827     IBM, 2.39%, 9/25/09                            161,827

Principal
Value ($) Value
                  Commercial Paper (continued):
      291,288     Met Life Global Funding, 3.19%,
                  6/12/09                                   $    291,288
      291,288     New York Life Global, 2.13%, 9/4/09            291,288
      275,106     Westpac Banking Corp., 2.34%,
                  6/1/09                                         275,106
                                                            ------------
                                                            $  2,339,122
                                                            ------------
                  Tri-party Repurchase Agreements:
      712,038     Deutsche Bank, 0.25%, 1/2/09              $    712,038
       54,982     Barclays Capital Markets, 0.5%,
                  1/2/09                                          54,982
                                                            ------------
                                                            $    767,020
                                                            ------------
                  Time Deposit:
      323,654     BNP Paribas, 0.01%, 1/2/09                $    323,654
                                                            ------------
                  Money Market Mutual Funds:
       80,913     Columbia Government Reserves Fund         $     80,913
      242,740     JP Morgan, U.S. Government Money
                  Market Fund                                    242,740
                                                            ------------
                                                            $    323,654
                                                            ------------
                  Total Securities Lending
                  Collateral                                $  6,984,100
                                                            ------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $6,984,100)                         $  6,984,100
                                                            ------------
                  TOTAL INVESTMENT IN SECURITIES - 113.5  %
                  (Cost $53,741,066)(a)                     $ 39,756,567
                                                            ------------
                  OTHER ASSETS AND
                  LIABILITIES - (13.5)%                     $ (4,714,905)
                                                            ------------
                  TOTAL NET ASSETS - 100.0%                 $ 35,041,662
                                                            ------------

*      Non-income producing security.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $53,973,387 was as follows:

         Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost         $  1,503,924
         Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value          (15,720,744)
                                                                   ------------
         Net unrealized loss                                       $(14,216,820)
                                                                   ------------

(b)    At December 31, 2008, the following securities were out on loan:

  Shares   Description                                    Value
  42,000   Acme Packet, Inc.*                          $ 220,920
   7,000   Acuity Brands, Inc.                           244,370
   2,400   Adtran, Inc.                                   35,712
   5,000   AGCO Corp.*                                   117,950
  15,700   American Medical Systems Holdings, Inc.*      141,143
   7,000   Anadigiics, Inc.*                              10,360
   3,900   Anixter International, Inc.*                  117,468
  10,000   Applied Industrial Technologies, Inc.         189,200
  10,400   ArthroCare Corp.*                              49,608
  12,000   BioMarin Pharmaceutical, Inc.*                213,600
  14,600   Blue Coat Systems, Inc.*                      122,640
  26,900   Cardiome Pharma Corp.*                        122,395
  14,000   Charlotte Russe, Inc.*                         90,860
   4,500   Columbus Mckinnon Corp.*                       61,425
   5,600   Cubist Pharmaceuticals, Inc.*                 135,296

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares   Description                                     Value
  13,000   Cyberonics, Inc.*                           $   215,410
     100   DJ Wilshire Real Estate Investment Trust          4,053
  18,800   EnerNoc, Inc.*                                  139,872
  13,000   Enzon, Inc.*                                     75,790
   8,800   Equity One, Inc.                                155,760
   6,000   Graham Corp.*                                    64,920
   5,000   Hni Corp.                                        79,200
   3,600   Home Properties, Inc.*                          146,160
  28,000   Infinera Corp.*                                 250,880
   3,800   Lincoln Electric Holdings, Inc.                 193,534
   5,900   MedAssets, Inc.*                                 86,140
   2,500   Medicis Pharmaceutical Corp.                     34,750
   6,700   Mentor Graphics Corp.*                           34,639
   2,000   Myriad Genetics, Inc.*                          132,520
   8,600   National Retail Properties, Inc.                147,834
  12,000   Omnivision Technologies, Inc.*                   63,000
     300   OptionsXpress Holdings, Inc.*                     4,008
   5,000   Ormat Technologies, Inc.                        159,350
   6,000   Platinum Underwriter Holdings, Ltd.             216,480
   6,300   Progress Software Corp.*                        121,338
   8,000   Prosperity Bancshares, Inc.                     236,720
   7,800   Realty Income Corp.                             180,570
  10,000   Resources Connection, Inc.*                     163,800
  18,000   Salix Pharmaceuticals, Ltd.*                    158,940
   9,000   School Specialty, Inc.*                         172,080
   9,000   Senior Housing Properties Trust, Inc.           161,280
  10,000   Sigma Designs, Inc.*                             95,000
  25,400   Sterling Bancshares, Inc.                       154,432
   3,300   Synutra International, Inc.*                     36,366
   6,000   Tal International Group, Inc.                    84,600
   2,000   TTM Technologies, Inc.*                          10,420
   8,600   Vail Resorts, Inc.*                             228,760
   8,200   Valeant Pharmaceuticals International*          187,780
   9,000   Validus Holdings, Ltd.                          235,440
   6,000   VCA Antech, Inc.*                               119,280
  13,000   ViroPharma, Inc.*                               169,260
   5,200   Washington Real Estate Investment Trust         147,160
  15,500   Worthington Industries, Inc.                    170,810
   5,000   Zoran Corp.*                                     34,150
                                                       -----------
           Total                                       $ 6,945,433
                                                       -----------

(c)    Security lending collateral is managed by Credit Suisse, New York
Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 aggregated $97,112,958 and $109,098,799, respectively.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                  Investments
Valuation Inputs                                 in Securities
----------------------------------------------------------------
Level 1 - Quoted Prices                           $32,772,467
Level 2 - Other Significant Observable Inputs       6,984,100
Level 3 - Significant Unobservable Inputs                   -
                                                  -----------
Total                                             $39,756,567
                                                  -----------

 The accompanying notes are an integral part of these financial statements.   11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year          Year          Year          Year           Year
                                                                    Ended          Ended        Ended         Ended          Ended
Class I                                                            12/31/08      12/31/07      12/31/06      12/31/05       12/31/04
Net asset value, beginning of year                                $  12.97       $ 17.92       $ 16.19       $ 15.02        $ 12.50
                                                                  --------       -------       -------       -------        -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.07       $  0.10       $  0.10       $  0.05       $  (0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (4.37)        (0.81)         2.17          1.61           2.55
                                                                  --------       -------       -------       -------       --------
  Net increase (decrease) from investment operations              $  (4.30)      $ (0.71)      $  2.27       $  1.66       $  2.52
Distributions to shareowners:
 Net investment income                                               (0.07)        (0.13)        (0.02)           --             --
 Net realized gain                                                   (1.76)        (4.11)        (0.52)        (0.49)            --
                                                                  --------       -------       -------       -------       --------
 Net increase (decrease) in net asset value                       $  (6.13)      $ (4.95)      $  1.73       $  1.17       $  2.52
                                                                  --------       -------       -------       -------       --------
 Net asset value, end of period                                   $   6.84       $ 12.97       $ 17.92       $ 16.19       $ 15.02
                                                                  --------       -------       -------       -------       --------
Total return*                                                       (38.00)%       (6.96)%       14.43%        11.39%         20.16%
Ratio of net expenses to average net assets+                          1.00%         0.91%         0.93%         1.15%          1.25%
Ratio of net investment income (loss) to average net assets+          0.56%         0.50%         0.89%         0.35%         (0.21)
Portfolio turnover rate                                                186%          148%           78%           38%            36%
Net assets, end of period (in thousands)                          $ 18,901       $39,076       $55,670       $20,555       $ 17,993
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.08%         0.91%         0.93%         1.15%          1.30%
 Net investment income (loss)                                         0.48%         0.50%         0.89%         0.35%         (0.26)
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.00%         0.90%         0.93%         1.15%          1.25%
 Net investment income (loss)                                         0.56%         0.51%         0.89%         0.35%         (0.21)

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+  Ratios with no reduction for fee paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year           Year           Year           Year         Year
                                                                   Ended           Ended          Ended         Ended        Ended
Class II                                                          12/31/08       12/31/07       12/31/06       12/31/05     12/31/04
Net asset value, beginning of year                               $   12.82       $ 17.76       $   16.07       $ 14.95      $ 12.47
                                                                 ---------       -------       ---------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $    0.03       $  0.04       $    0.07       $  0.02     $  (0.03)
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                (4.30)        (0.78)           2.14          1.59         2.51
                                                                 ---------       -------       ---------       -------     --------
  Net increase (decrease) from investment operations             $   (4.27)      $ (0.74)      $    2.21       $  1.61     $  2.48
Distributions to shareowners:
 Net investment income                                               (0.03)        (0.09)          (0.00)(c)        --           --
 Net realized gain                                                   (1.76)        (4.11)          (0.52)        (0.49)          --
                                                                 ---------       -------       ---------       -------     --------
 Net increase (decrease) in net asset value                      $   (6.06)      $ (4.94)      $    1.69       $  1.12     $  2.48
                                                                 ---------       -------       ---------       -------     --------
 Net asset value, end of period                                  $    6.76       $ 12.82       $   17.76       $ 16.07     $ 14.95
                                                                 ---------       -------       ---------       -------     --------
Total return*                                                       (38.11)%      ( 7.18)%         14.14%        11.10%       19.89%
Ratio of net expenses to average net assets+                          1.25%         1.15%           1.21%         1.39%        1.54%
Ratio of net investment income (loss) to average net assets+          0.32%         0.27%           0.58%         0.16%       (0.41)
Portfolio turnover rate                                                186%          148%             78%           38%          36%
Net assets, end of period (in thousands)                         $  16,140       $30,667       $  35,726       $21,700     $ 10,845
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.33%         1.15%           1.21%         1.39%        1.59%
 Net investment income (loss)                                         0.24%         0.27%           0.58%         0.16%       (0.46)
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.25%         1.15%           1.21%         1.39%        1.54%
 Net investment income (loss)                                         0.32%         0.27%           0.58%         0.16%       (0.41)

(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+   Ratios with no reduction for fee paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $6,945,433)
   (cost $53,741,066)                                                                $  39,756,567
 Cash                                                                                    2,265,995
 Receivables --
   Investment securities sold                                                                5,246
   Portfolio shares sold                                                                    77,987
   Dividends                                                                                32,894
   Due from Pioneer Investment Management, Inc.                                             10,093
 Other                                                                                         664
                                                                                     -------------
     Total assets                                                                    $  42,149,446
                                                                                     -------------
LIABILITIES:
 Payables --
   Portfolio shares repurchased                                                      $      54,987
   Upon return of securities loaned                                                      6,984,100
 Due to affiliates                                                                             958
 Accrued expenses                                                                           67,739
                                                                                     -------------
     Total liabilities                                                               $   7,107,784
                                                                                     -------------
NET ASSETS:
 Paid-in capital                                                                     $  62,453,794
 Undistributed net investment income                                                       257,756
 Accumulated net realized loss on investments and foreign currency transactions        (13,685,389)
 Net unrealized loss on investments                                                    (13,984,499)
                                                                                     -------------
     Total net assets                                                                $  35,041,662
                                                                                     -------------
NET ASSET VALUE PER SHARE
(No par value, unlimited number of shares authorized)
 Class 1 (based on $18,901,186/2,762,939 shares)                                     $        6.84
                                                                                     -------------
 Class 2 (based on $16,140,476/2,388,955 shares)                                     $        6.76
                                                                                     -------------

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                                               $     687,234
 Interest                                                                                       28,538
 Income from securities loaned, net                                                            112,777
                                                                                         -------------
   Total investment income                                                                                   $     828,549
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     397,440
 Transfer agent fees
  Class I                                                                                        1,379
 Distribution fees
  Class II                                                                                      59,871
 Administrative fees                                                                            15,890
 Custodian fees                                                                                 79,275
 Professional fees                                                                              43,286
 Printing expense                                                                               18,905
 Fees and expenses of nonaffiliated trustees                                                     6,700
 Miscellaneous                                                                                   8,468
                                                                                         -------------
   Total expenses                                                                                            $     631,214
   Less management fees waived and expenses reimbursed by Pioneer Investment
    Management, Inc.                                                                                               (42,378)
                                                                                                             -------------
   Net expenses                                                                                              $     588,836
                                                                                                             -------------
   Net investment income                                                                                     $     239,713
                                                                                                             -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized loss on:
  Investments                                                                             ($13,110,869)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                           (1,618)      $ (13,112,487)
                                                                                         -------------       -------------

 Change in net unrealized loss on investments                                                                $ (10,621,969)
                                                                                                             -------------
 Net loss on investments and foreign currency transactions                                                   $ (23,734,456)
                                                                                                             -------------
 Net decrease in net assets resulting from operations                                                        $ (23,494,743)
                                                                                                             -------------

 The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                          Year Ended         Year Ended
                                                                                           12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                                   $     239,713      $     345,933
Net realized gain (loss) on investments and foreign currency transactions                 (13,112,487)         7,784,840
Change in net unrealized loss on investments                                              (10,621,969)       (13,405,025)
                                                                                        -------------      -------------
 Net decrease in net assets resulting from operations                                   $ (23,494,743)     $  (5,274,252)
                                                                                        -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.07 and $0.13 per share, respectively)                                      $    (173,738)     $    (345,087)
 Class II ($0.03 and $0.09 per share, respectively)                                           (56,838)          (177,998)
Net realized gain:
 Class I ($1.76 and $4.11 per share, respectively)                                         (4,643,916)       (11,297,886)
 Class II ($1.76 and $4.11 per share, respectively)                                        (3,859,747)        (8,266,636)
                                                                                        -------------      -------------
  Total distributions to shareowners                                                    $  (8,734,239)     $ (20,087,607)
                                                                                        -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $   7,919,098      $  10,345,335
Reinvestment of distributions                                                               8,734,238         20,087,607
Cost of shares repurchased                                                                (19,124,982)       (26,724,583)
                                                                                        -------------      -------------
 Net increase (decrease) in net assets resulting from Portfolio share transactions      $  (2,471,646)     $   3,708,359
                                                                                        -------------      -------------
 Net decrease in net assets                                                             $ (34,700,628)     $ (21,653,500)

NET ASSETS:
Beginning of year                                                                       $  69,742,290      $  91,395,790
                                                                                        -------------      -------------
End of year                                                                             $  35,041,662      $  69,742,290
                                                                                        -------------      -------------
Undistributed net investment income                                                     $     257,756      $     361,628
                                                                                        -------------      -------------

                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
CLASS I
Shares sold                             314,421      $   3,026,194           233,778      $   3,723,066
Reinvestment of distributions           463,682          4,817,653           785,626         11,642,973
Less shares repurchased              (1,027,862)       (10,295,059)       (1,113,791)       (17,436,445)
                                     ----------      -------------        ----------      -------------
 Net decrease                          (249,759)     $  (2,451,212)          (94,387)     $  (2,070,406)
                                     ----------      -------------        ----------      -------------
CLASS II
Shares sold                             458,411      $   4,892,904           429,235      $   6,622,269
Reinvestment of distributions           381,362          3,916,585           575,640          8,444,634
Less shares repurchased                (842,607)        (8,829,923)         (624,500)        (9,288,138)
                                     ----------      -------------        ----------      -------------
 Net increase (decrease)                 (2,834)     $     (20,434)          380,375      $   5,778,765
                                     ----------      -------------        ----------      -------------

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in small capitalization stocks. Small capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2008, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts (variation margin) are paid or received by the Portfolio,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

   depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2008, the Portfolio had no open futures contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2008, the Portfolio had no open contracts.

E. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $3,068,625 of capital losses recognized between November 1, 2008 and December 31, 2008 to its fiscal year ending December 31, 2009.

   At December 31, 2008, the Portfolio had a net capital loss carryforward of $10,370,480 which will expire in 2016 if not utilized.

   At December 31, 2008, the Portfolio has reclassified $113,009 to decrease undistributed net investment income and $113,009 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, were as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      2008              2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                $  1,750,378       $ 1,656,784
 Long-term capital gain                            6,983,861        18,430,823
                                                ------------       -----------
   Total distributions                          $  8,734,239       $20,087,607
                                                ------------       -----------
 Distributable Earnings:
 Undistributed ordinary income                  $    243,793
 Capital loss carryforward                       (10,370,480)
 Post-October loss deferred                       (3,068,625)
 Unrealized depreciation                         (14,216,820)
                                                ------------
   Total                                        $(27,412,132)
                                                ------------
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings and exchange traded funds.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

Through May 1, 2010, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

other ordinary operating expenses of the Portfolio to the extent required to reduce Class I expenses to 1.00% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $726 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $125 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107 in distribution fees payable to PFD at December 31, 2008.

5. Commission Recapture and Expense Offset Arrangements

Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio, where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2008, expenses were not reduced under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2008, the Portfolio's expenses were not reduced under such arrangements.

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Small Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young, LLP

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified short term gains was 86.13%.

Pioneer Small Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                           Trustees and Officers
Pioneer Investment Management, Inc.          The Board of Trustees provides broad supervision over the Portfolio's affairs.
                                             The officers of the Trust are responsible for the Trust's operations. The
Custodian                                    Trustees and officers are listed below, together with their principal
Brown Brothers Harriman & Co.                occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested
Independent Registered                       Trustees. Trustees who are not interested persons of the Trust are referred to
Public Accounting Firm                       as Independent Trustees. Each of the Trustees serves as a trustee of each of the
                                             76 U.S. registered investment portfolios for which Pioneer serves as investment
Principal Underwriter                        adviser (the "Pioneer Ernst & Young LLP Funds"). The address for all Trustees
Pioneer Funds Distributor, Inc.              and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION HELD     LENGTH OF SERVICE                                                  OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994.   Deputy Chairman and a Director of            None
                           Board, Trustee    Serves until a        Pioneer Global Asset Management S.p.A.
                           and President     successor trustee is  ("PGAM"); Non-Executive Chairman and a
                                             elected or earlier    Director of Pioneer Investment
                                             retirement or         Management USA Inc. ("PIM-USA");
                                             removal.              Chairman and a Director of Pioneer;
                                                                   Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative
                                                                   Investment Management (Bermuda) Limited
                                                                   and affiliated funds; Director of
                                                                   PIOGLOBAL Real Estate Investment Fund
                                                                   (Russia) (until June 2006); Director of
                                                                   Nano-C, Inc. (since 2003); Director of
                                                                   Cole Management Inc. (since 2004);
                                                                   Director of Fiduciary Counseling, Inc.;
                                                                   President and Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD") (until May
                                                                   2006); President of all of the Pioneer
                                                                   Funds; and Of Counsel, Wilmer Cutler
                                                                   Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008.   Director, CEO and President of Pioneer       None
(50)*                      Executive Vice    Serves until a        Investment Management USA Inc. (since
                           President         successor trustee is  February 2007); Director and President
                                             elected or earlier    of Pioneer Investment Management, Inc.
                                             retirement or         and Pioneer Institutional Asset
                                             removal.              Management, Inc. (since February 2007);
                                                                   Executive Vice President of all of the
                                                                   Pioneer Funds (since March 2007);
                                                                   Director of Pioneer Global Asset
                                                                   Management S.p.A. (since April 2007);
                                                                   Head of New Markets Division, Pioneer
                                                                   Global Asset Management S.p.A. (2000 -
                                                                   2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Small Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                               (continued)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                           POSITION HELD    LENGTH OF SERVICE                                                   OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)         Trustee          Trustee since 2005.    Executive Vice President and Chief           Director of
                                            Serves until a         Financial Officer, I-trax, Inc.              Enterprise Community
                                            successor trustee is   (publicly traded health care services        Investment, Inc.
                                            elected or earlier     company) (2004 - 2007); Partner, Federal     (privately-held
                                            retirement or          City Capital Advisors (boutique merchant     affordable housing
                                            removal.               bank) (1997 to 2004 and 2008 - present);     finance company);
                                                                   and Executive Vice President and Chief       and Director of New
                                                                   Financial Officer, Pedestal Inc.             York Mortgage Trust
                                                                   (internet-based mortgage trading             (publicly traded
                                                                   company) (2000 - 2002)                       mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000.    President, Bush International, LLC           Director of Marriott
                                            Serves until a         (international financial advisory firm)      International, Inc.,
                                            successor trustee is                                                Director of Discover
                                            elected or earlier                                                  Financial Services
                                            retirement or                                                       (credit card issuer
                                            removal.                                                            and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)  Trustee          Trustee since 2008.    Professor, Harvard University                Trustee, Mellon
                                            Serves  until a                                                     Institutional Funds
                                            successor trustee is                                                Investment Trust and
                                            elected or earlie                                                   Mellon Institutional
                                            retirement or                                                       Funds Master
                                            removal.                                                            Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000.    Founding Director, Vice President and        None
(61)                                        Serves until a         Corporate Secretary, The Winthrop Group,
                                            successor trustee is   Inc. (consulting firm); and Desautels
                                            elected or earlier     Faculty of Management, McGill University
                                            retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006.    Chief Executive Officer, Quadriserv,         None
                                            Serves until a         Inc. (technology products for securities
                                            successor trustee is   lending industry) (2008 - present);
                                            elected or earlier     Private investor (2004 - 2008); and
                                            retirement or          Senior Executive Vice President, The
                                            removal.               Bank of New York (financial and
                                                                   securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995.    President and Chief Executive Officer,       Director of New
                                            Serves until a         Newbury, Piret & Company, Inc.               America High Income
                                            successor trustee is   (investment banking firm)                    Fund, Inc.
                                            elected or earlier                                                  (closed-end
                                            retirement or                                                       investment company)
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008.    Senior Counsel, Sullivan & Cromwell LLP      Director, The Swiss
                                            Serves until a         (law firm)                                   Helvetia Fund, Inc.
                                            successor trustee is                                                (closed-end
                                            elected or earlier                                                  investment company)
                                            retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                               (continued)
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

                             POSITION HELD  LENGTH OF SERVICE                                                   OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST AND TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS  HELD BY THIS OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary      Since 2000. Serves     Secretary of PIM-USA; Senior Vice            None
                                            at the discretion of   President - Legal of Pioneer; Secretary/
                                            the Board              Clerk of most of PIM-USA's subsidiaries;
                                                                   and Secretary of all of the Pioneer
                                                                   Funds since September 2003 (Assistant
                                                                   Secretary from November 2000 to
                                                                   September 2003)

------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant      Since 2003. Serves     Associate General Counsel of Pioneer         None
                             Secretary      at the discretion of   since January 2008 and Assistant
                                            the Board              Secretary of all of the Pioneer Funds
                                                                   since September 2003; Vice President and
                                                                   Senior Counsel of Pioneer from July 2002
                                                                   to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer      Since 2008. Serves     Vice President - Fund Accounting,            None
                                            at the discretion of   Administration and Controllership
                                            the Board              Services of Pioneer; and Treasurer of
                                                                   all of the Pioneer Funds since March
                                                                   2008; Deputy Treasurer of Pioneer from
                                                                   March 2004 to February 2008; Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   from March 2004 to February 2008; and
                                                                   Treasurer and Senior Vice President, CDC
                                                                   IXIS Asset Management Services from 2002
                                                                   to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant      Since 2000. Serves     Assistant Vice President - Fund              None
                             Treasurer      at the discretion of   Accounting, Administration and
                                            the Board              Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant      Since 2002. Serves     Fund Accounting Manager - Fund               None
                             Treasurer      at the discretion of   Accounting, Administration and
                                            the Board              Controllership Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant      Since 2003. Serves     Fund Administration Manager - Fund           None
  (35)                       Treasurer      at the discretion of   Accounting, Administration and
                                            the Board              Controllership Services since June 2003
                                                                   and Assistant Treasurer of all of the
                                                                   Pioneer Funds since September 2003;
                                                                   Assistant Vice President - Mutual Fund
                                                                   Operations of State Street Corporation
                                                                   from June 2002 to June 2003 (formerly
                                                                   Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)       Chief          Since 2007. Serves     Chief Compliance Officer of Pioneer          None
                             Compliance     at the discretion of   since December 2006 and of all the
                             Officer        the Board              Pioneer Funds since January 2007; Vice
                                                                   President and Compliance Officer, MFS
                                                                   Investment Management (August 2005 to
                                                                   December 2006); Consultant, Fidelity
                                                                   Investments (February 2005 to July
                                                                   2005); Independent Consultant (July 1997
                                                                   to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18650-03-0209


                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2008



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        25

  Notes to Financial Statements                                               30

  Report of Independent Registered Public
    Accounting Firm                                                           35

  Trustees, Officers and Service Providers                                    37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/08
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        50.1%
U.S. Government Securities                                                  21.7%
Foreign Government Bonds                                                     6.9%
Senior Floating Rate Loan Interests                                          5.6%
Collateralized Mortgage Obligations                                          4.5%
Asset Backed Securities                                                      3.5%
Convertible Corporate Bonds                                                  3.3%
Temporary Cash Investment                                                    2.4%
Municipal Bonds                                                              1.4%
U.S. Preferred Stocks                                                        0.5%
U.S. Common Stocks                                                           0.1%


Maturity Distribution
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                                                    17.0%
1-3 years                                                                   28.0%
3-4 years                                                                   22.1%
4-6 years                                                                   13.1%
6-8 years                                                                   14.5%
8+ years                                                                     5.3%


Five Largest Holdings
(As a percentage of long-term holdings)*

1.  Government of France, 3.75% 4/25/17                                     1.96%
2.  Federal National Mortgage Association, 6.0%, 7/1/37                     1.90
3.  U.S. Treasury Bonds, 4.375%, 2/15/38                                    1.77
4.  Japan Government, 1.1%, 12/10/16                                        1.31
5.  Government National Mortgage Association, 6.0%, 4/15/38                 1.22

*The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/08
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share    12/31/08      12/31/07
  Class I                     $ 8.91       $ 10.83
  Class II                    $ 8.92       $ 10.83

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/08 - 12/31/08)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.7198       $ 0.0157          $   -
  Class II                  $ 0.6946       $ 0.0157          $   -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

       Pioneer Strategic Income     Pioneer Strategic Income        Barclays Capital
        VCT Portfolio, Class I      VCT Portfolio, Class II       U.S. Universal Index
7/99           10000                       10000                          10000
               10070                       10060                          10136
12/00          10525                       10488                          11233
               11252                       11184                          12142
12/02          12458                       12352                          13337
               15104                       14937                          14113
12/04          16651                       16423                          14814
               17108                       16832                          15216
12/06          18217                       17882                          15973
               19387                       18984                          17012
12/08          17144                       16765                          17416

Index comparison begins July 31, 1999. The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2008)

--------------------------------------------------------------------------------
                                                        Class I        Class II*
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)*                                                 5.89%            5.63%
5 Years*                                                   2.57%            2.34%
1 Year                                                   -11.57%          -11.69%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2008 through December 31, 2008.

   Share Class                                         I               II
   ----------------------------------------------------------------------------
   Beginning Account Value on 7/1/08               $1,000.00       $1,000.00
   Ending Account Value on 12/31/08                $  870.63       $  870.48
   Expenses Paid During Period*                    $    4.18       $    5.36

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89% and 1.14% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2008 through December 31, 2008.

   Share Class                                          I               II
   ----------------------------------------------------------------------------
   Beginning Account Value on 7/1/08               $ 1,000.00       $ 1,000.00
   Ending Account Value on 12/31/08                $ 1,020.66       $ 1,019.41
   Expenses Paid During Period*                    $     4.52       $     5.79

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89% and 1.14% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/08

Higher-risk fixed-income investments, particularly corporate high-yield bonds and emerging market debt, performed very poorly during 2008, as a widening credit crisis encouraged investors to flee to the highest-quality securities. In the following interview, Kenneth J. Taubes discusses the factors influencing the performance of Pioneer Strategic Income VCT Portfolio during the 12 months ended December 31, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2008?
A: Pioneer Strategic Income VCT Portfolio's Class I shares returned -11.57% at net asset value during the 12 months ended December 31, 2008, and Class II shares returned -11.69%. Over the same period, the Portfolio's benchmark, the Barclays Capital (formerly Lehman Brothers) U.S. Universal Bond Index returned 2.38%, while the average return of the 59 variable portfolios in Lipper's General Bond category was -9.18%. On December 31, 2008, the 30-day SEC yield of the Portfolio's Class I shares was 9.79%

Q: What were the principal factors affecting the Portfolio's performance over the 12 months ended December 31, 2008?
A: The year presented very difficult challenges for any portfolio investing in corporate debt. Investors fled to the highest-quality securities amid fears that the economy would continue to deteriorate. Such fears were exacerbated as a worsening crisis in credit markets sharply restricted lending activity, choking corporate investments and consumer spending. The problems, which first appeared in 2007, worsened considerably during 2008 as unemployment rose, manufacturing activity weakened, housing values declined and consumer spending fell. Many observers had hoped that the economic slowdown would not lead to recession, but those hopes were crushed in September 2008 when investment bank Lehman Brothers was forced into bankruptcy and several other major financial institutions required emergency government rescues because of their exposures to deteriorating credit. The shock waves extended overseas, as major European financial institutions also suffered because of their exposure to troubled debt. Stocks and corporate bond prices fell precipitously in the final months of the year, particularly in October and November, as major commercial and investment banks teetered on the edge of collapse, economic production contracted and consumer spending plummeted. Overseas, national governments from the United Kingdom to China announced rescue plans to halt the economic slowdown and re-stimulate growth. In the United States, the Federal Reserve Board (the Fed) lowered short-term interest rates to near-zero while making other policy changes to inject liquidity into the financial system. Congress and the Bush administration agreed upon a $700 billion financial rescue plan, and the incoming Obama administration began preparing an additional economic stimulus plan for consideration in 2009. As the economic outlook continued to deteriorate, the yield spreads between corporate bonds and U.S. Treasury obligations widened, particularly in the final six months of 2008, as investors bid up Treasury prices while trying to avoid investments with credit risk. Treasury securities and the sovereign debt of developed nations were the best-performing groups in the fixed-income markets. Government agency mortgages trailed Treasuries, but outperformed investment-grade corporates, which in turn fared better than high-yield bonds.

   In this environment, the Portfolio's exposure to high-yield investments detracted from its performance during the 12-month period, especially relative to the Barclays Capital U.S. Universal Bond Index, which has very little high-yield exposure. Overall security selection also detracted from the Portfolio's relative results, particularly in high-yield. In addition, the Portfolio's investments in foreign high-yield investments, notably emerging market corporates, did not help.

Q: What were your principal strategies for the Portfolio in this environment?
A: At the start of 2008, we had positioned the Portfolio relatively defensively, with less exposure to corporate bonds than in the past. We believed corporate bond valuations were relatively expensive and that it was increasingly likely that economic growth would begin to decelerate. In the high-yield sector, we reduced our positions in the lower-quality tiers of the market and pared back holdings among financials institutions. As we searched for higher-quality investments with superior yields for the Portfolio, we maintained healthy exposures to U.S. government agency mortgage-backed securities, including Ginnie Mae, Fannie Mae and Freddie Mac mortgages. We favored them because they had substantially less credit risk than corporate bonds, but had higher yields than Treasuries. These mortgage-backed securities underperformed Treasuries, which rallied, but they outperformed corporate bonds. In the final three months of the year we began to see attractive values re-appear and we started to re-establish Portfolio positions in distressed parts of the market, including

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

   investment-grade and high-yield corporate bonds. In addition, we invested the Portfolio in some financials sector bonds whose values had fallen to very low levels, and we initiated investments in deeply discounted convertible securities that offered attractive yields and the potential of future price appreciation. We also began to invest the Portfolio in non-government agency residential mortgages, where we believed prices had dropped to levels that were inconsistent with the default records of those mortgages. We reduced the Portfolio's exposure to foreign currencies over the course of 2008, as we believed the multi-year appreciation in non-dollar currencies had begun to run its course.

   At December 31, 2008, 27.6% of the Portfolio's assets were invested in domestic high-yield debt, including bank loans, while 20.9% of assets were invested in investment-grade corporate securities. International investment-grade debt accounted for 10.8% of assets, and foreign high-yield investments, including emerging market debt, represented 9.6% of assets. Government-agency mortgages accounted for more than 28% of assets, while 2.7% of assets were invested in Treasuries. Average credit quality of Portfolio holdings was BBB. Just 3.1% of Portfolio assets were denominated in foreign currencies.

Q: What types of investments most influenced the Portfolio's performance over the 12 months ended December 31, 2008?

A: Exposure to U.S. high-yield debt was the primary factor holding back the Portfolio's performance relative to the Barclays index. Our investments in emerging market corporate bonds, which are not part of the index, also were a drag on relative results. Individual investments that detracted included: securities of Forest City Enterprises, a real estate developer whose bonds were pulled down despite continuing to meet all obligations; pizza chain Domino's asset-backed securities; Spanish language broadcaster Univision, whose bond performance was affected by concerns about a legal dispute with a company providing programming; and Glencore International, a broker of commodities and derivative products that was affected by the fallout from the credit crisis. In addition, the Portfolio had a small position in Washington Mutual bonds that defaulted when the banking company failed. Because of the size of our position, the investment had a negligible impact on overall Portfolio performance.

   Several investments had a positive influence on Portfolio performance, including: bank loans to Talecris, a health care services company specializing in processing blood supplies; bonds of Alltel, a wireless communications operator that agreed to be acquired by Verizon; and debt of Corporacion Interamericana de Entretenimiento (CIE) of Mexico, an entertainment producer that bought back its bonds. In addition, the Portfolio's position in the Japanese yen helped performance as that currency strengthened.

Q: What is your investment outlook?

A: We think low valuations for many corporate securities offer significant opportunities. Prices have approached Depression-like lows, but we don't think either the domestic or global economy is heading into depression. In the United States, actions of the Federal government show that officials are determined not to repeat the mistakes that preceded the Depression of the 1930s. The Fed has eased the flow of money into the credit markets, and the incoming administration has made it clear that stimulating the economy is more important than balancing the budget during a time of economic contraction. Outside the United States, other central governments also are working to keep the economic downturn from worsening.

   We think the fixed-income markets now offer extraordinary values in corporate debt, and other securities whose prices reflect an extremely pessimistic view of the economy which we do not believe is realistic, given the determination of the U.S. government to reinvigorate growth. As a consequence, we have been increasing our investments in investment-grade corporates, non-agency mortgages, and selectively in high-yield bonds, which we think have excellent potential once the economy starts to reverse its downslide and begins to recover. At the same time, we intend to keep the Portfolio well diversified.

   Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08
--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                               Value
                                            CONVERTIBLE CORPORATE BONDS - 3.2%
                                            Energy - 0.2%
                                            Coal & Consumable Fuels - 0.2%
     240,000                  BB-/NR        Massey Energy Co., 3.25%, 8/1/15                      $   130,200
                                                                                                  -----------
                                            Total Energy                                          $   130,200
                                                                                                  -----------
                                            Capital Goods - 0.3%
                                            Construction, Farm Machinery & Heavy Trucks - 0.0%
      25,000                  B-/B3         Greenbrier Co., Inc., 2.375%, 5/15/26                 $     9,906
                                                                                                  -----------
                                            Trading Companies & Distributors - 0.3%
     275,000                  B/NR          Wesco Distribution, Inc., 1.750%, 11/15/26            $   151,594
                                                                                                  -----------
                                            Total Capital Goods                                   $   161,500
                                                                                                  -----------
                                            Transportation - 0.3%
                                            Marine - 0.3%
     335,000                  B-/Caa1       Horizon Lines, 4.25%, 8/15/12                         $   171,688
                                                                                                  -----------
                                            Total Transportation                                  $   171,688
                                                                                                  -----------
                                            Consumer Services - 0.2%
                                            Casinos & Gaming - 0.2%
     175,000                  BB-/NR        Scientific Games Corp. 0.75%, 12/1/24                 $   151,594
                                                                                                  -----------
                                            Total Consumer Services                               $   151,594
                                                                                                  -----------
                                            Health Care Equipment & Services - 0.6%
                                            Health Care Facilities - 0.3%
      65,000                  B/B1          LifePoint Hospitals, Inc., 3.25%, 8/15/25             $    46,719
     215,000                  B/NR          LifePoint Hospitals, Inc., 3.5%, 5/15/14                  145,394
                                                                                                  -----------
                                                                                                  $   192,113
                                                                                                  -----------
                                            Health Care Services - 0.3%
     345,000                  B+/B3         Omnicare, Inc., 3.25%, 12/15/35                       $   193,631
                                                                                                  -----------
                                            Total Health Care Equipment & Services                $   385,744
                                                                                                  -----------
                                            Pharmaceuticals & Biotechnology - 0.2%
                                            Pharmaceuticals - 0.2%
     155,000                  B+/NR         Mylan Labs, Inc., 1.25%, 3/15/12                      $   113,925
                                                                                                  -----------
                                            Total Pharmaceuticals & Biotechnology                 $   113,925
                                                                                                  -----------
                                            Banks - 0.1%
                                            Regional Banks - 0.1%
      95,000                  A-/A1         National City Corp., 4.0%, 2/1/11                     $    84,669
                                                                                                  -----------
                                            Total Banks                                           $    84,669
                                                                                                  -----------
                                            Diversified Financials - 0.1%
                                            Asset Management & Custody Banks - 0.1%
      90,000                  BBB-/NR       Affiliated Managers Group, Inc., 3.95%, 8/15/38       $    61,538
                                                                                                  -----------
                                            Total Diversified Financials                          $    61,538
                                                                                                  -----------
                                            Technology Hardware & Equipment - 0.3%
                                            Electronic Equipment & Instruments - 0.2%
     270,000                  BB-/NR        L-1 Identity Solutions, Inc., 3.75%, 5/15/27          $   144,113
                                                                                                  -----------
                                            Electronic Manufacturing Services - 0.1%
      30,000                  BB-/NR        Flextronics International, Ltd., 1.0%, 8/1/10         $    24,750
                                                                                                  -----------
                                            Total Technology Hardware & Equipment                 $   168,863
                                                                                                  -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal      Floating      S&P/Moody's
Amount ($)      Rate (c)      Ratings
                (unaudited)   (unaudited)                                                                         Value
                                           Telecommunication Services - 0.9%
                                           Integrated Telecommunication Services - 0.4%
   290,000                    B+/B1        Qwest Communications International, 3.5%, 11/15/25                     $   243,963
                                                                                                                  -----------
                                           Wireless Telecommunication Services - 0.5%
   535,000                    NR/NR        NII Holdings, 3.125%, 6/15/12                                          $   324,344
                                                                                                                  -----------
                                           Total Telecommunication Services                                       $   568,307
                                                                                                                  -----------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $2,142,484)                                                      $ 1,998,028
                                                                                                                  -----------
                                           ASSET BACKED SECURITIES - 3.5%
                                           Materials - 0.2%
                                           Steel - 0.2%
    98,730                    AAA/Aaa      Morgan Stanley Capital Trust, 0.57125%, 8/25/36                        $    91,197
    38,414      0.56          AAA/Aaa      Option One Mortgage Trust, Floating Rate Note, 5/25/37                      34,385
                                                                                                                  -----------
                                                                                                                  $   125,582
                                                                                                                  -----------
                                           Total Materials                                                        $   125,582
                                                                                                                  -----------
                                           Consumer Services - 0.3%
                                           Restaurants - 0.3%
   300,000                    BB/Ba3       Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                $   193,416
                                                                                                                  -----------
                                           Total Consumer Services                                                $   193,416
                                                                                                                  -----------
                                           Food & Drug Retailing - 0.2%
                                           Food Retail - 0.2%
   355,000                    BB/Aaa       Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                       $   142,000
                                                                                                                  -----------
                                           Total Food & Drug Retailing                                            $   142,000
                                                                                                                  -----------
                                           Banks - 1.7%
                                           Thrifts & Mortgage Finance - 1.7%
   113,881      3.08          AA+/Aa1      ACE 2004-HE4 M1, Floating Rate Note, 12/25/34                          $    72,111
   100,000      2.57          AAA/Aaa      Carrington Mortgage, Floating Rate Note, 10/25/36                           84,851
   124,491      2.61          AAA/Aaa      CMLTI 2006-WFH2 A2A, Floating Rate Note, 8/25/36                            92,657
   140,000      2.98          AA+/Aa1      Countrywide Asset-Backed Certificates, Floating Rate Note, 11/25/35        120,757
    86,896      0.93          AAA/Aaa      Countrywide Asset-Backed Certificates, Floating Rate Note, 7/25/36          66,590
   258,000      2.89          AA+/Aa1      Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/35         235,656
   183,591                    AAA/Aaa      FBR Securitization Trust, 2.76188%, 9/25/35                                156,094
    56,031      2.58          AAA/Aaa      Fremont Home Loan Trust, Floating Rate Note, 2/25/36                        50,851
    46,899                    AAA/Aaa      Lehman XS Trust, 3.34875%, 5/25/46                                          46,212
   193,355      2.82          AAA/Aaa      Lehman XS Trust, Floating Rate Note, 12/25/35                               57,389
    83,240      2.67          AAA/Aaa      Residential Asset Mortgage Products, Inc., Floating Rate Note, 3/25/36      59,229
                                                                                                                  -----------
                                                                                                                  $ 1,042,397
                                                                                                                  -----------
                                           Total Banks                                                            $ 1,042,397
                                                                                                                  -----------
                                           Diversified Financials - 1.1%
                                           Consumer Finance - 0.2%
   100,000      0.91          AA+/Aa1      RASC 2005-KS7 M1, Floating Rate Note, 8/25/35                          $    77,431
                                                                                                                  -----------
                                           Diversified Financial Services - 0.1%
    30,000      0.91          AA/Aa2       Asset Backed Securities Corp., Floating Rate Note, 4/25/35             $    24,870
    50,480      2.67          AAA/Aaa      FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                               38,224
    14,151      3.02          AAA/Aaa      First Franklin Mortgage Loan Asset Backed Certificate, Floating Rate
                                           Note, 9/24/34                                                               11,633
                                                                                                                  -----------
                                                                                                                  $    74,727
                                                                                                                  -----------


   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

   Principal   Floating      S&P/Moody's
  Amount ($)   Rate (c)      Ratings
               (unaudited)   (unaudited)                                                                                 Value
                                        Investment Banking & Brokerage - 0.7%
      74,778   2.73          AAA/Aaa    GSAMP Trust, Floating Rate Note, 11/25/35                                   $    68,825
     294,292   2.89          AA+/Aa1    GSAMP Trust, Floating Rate Note, 11/25/35                                       219,401
      87,933   2.90          A/Aa2      GSAMP Trust, Floating Rate Note, 3/25/35                                         80,879
     120,000   2.62          AAA/B2     MLMI 2006-AR1 A2C, Floating Rate Note, 3/25/37                                   81,290
                                                                                                                    -----------
     100,000   4.95          A/Baa3                                                                                 $   450,395
                                                                                                                    -----------
                                        Specialized Finance - 0.1%
                                        Aegis Asset Backed Securities, Floating Rate Note, 1/25/34                  $    46,702
                                                                                                                    -----------
                                        Total Diversified Financials                                                $   649,255
                                                                                                                    -----------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $2,712,552)                                                           $ 2,152,650
                                                                                                                    -----------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS - 4.5%
                                        Banks - 3.0%
                                        Thrifts & Mortgage Finance - 3.0%
     160,000   2.86          AAA/Aaa    Adjustable Rate Mortgage Trust, Floating Rate Note, 6/25/35                 $    66,192
     306,669                 AAA/Ba1    Chase Mortgage Finance Corp., 5.5%, 5/25/37                                     247,026
     109,510                 AAA/Aaa    Countrywide Alternative Loan Trust, 3.53688%, 10/25/35                           50,576
      74,244   2.82          AAA/Aaa    Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/35                  33,482
       6,029   5.38          AAA/Aaa    Countrywide Home Loans, Floating Rate Note, 9/25/33                               5,116
      49,518   2.95          AAA/Aaa    Global Tower Partners Acquisition, Floating Rate Note, 10/25/44                  28,137
     275,892   2.68          AAA/Aaa    Harborview Mortgage Loan Trust, Floating Rate Note, 11/19/36                    118,657
      74,489   2.87          NR/Aaa     IMPAC CMB Trust, Floating Rate Note, 11/25/35                                    36,902
      36,788   3.11          AAA/Aaa    IMPAC CMB Trust, Floating Rate Note, 9/25/34                                     20,273
     297,205                 AAA/Aaa    JP Morgan Mortgage Trust, 6.0%, 8/25/34                                         261,355
     178,657   2.73          B/B1       Luminent Mortgage Trust, Floating Rate Note, 7/25/36                             27,903
      93,181                 AAA/Aaa    MASTR Asset Securitization Trust, 5.5% , 11/25/33                                81,705
     110,000                 NR/Ba2     SBA CMBS Trust, 6.904%, 11/15/36                                                 73,700
      61,509   2.78          AAA/Aaa    Structured Asset Mortgage Investments, Inc., Floating Rate Note, 9/25/45         27,903
     365,000                 BB/Ba2     T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                                      109,500
      40,000                 AAA/Aaa    TSTAR 2006-1A A, 5.668%, 10/15/36                                                32,120
     148,556                 AAA/Aaa    WAMU Mortgage Pass-Through Certificate, 4.5%, 8/25/18                           117,155
     213,769   2.70          AAA/Aaa    WAMU Mortgage Pass-Through Certificate, Floating Rate Note, 4/25/45             100,917
     243,472                 AAA/NR     Wells Fargo Mortgage Backed Securities, 5.0%, 11/25/20                          230,386
     213,353                 NR/Aaa     Wells Fargo Mortgage Backed Securities, 5.0%, 3/25/21                           154,947
                                                                                                                    -----------
                                                                                                                    $ 1,823,952
                                                                                                                    -----------
                                        Total Banks                                                                 $ 1,823,952
                                                                                                                    -----------
                                        Diversified Financials - 1.5%
     100,000                 BBB/Baa2   Diversified Financial Services - 1.5%
     122,307   2.84          AAA/Aaa    American Tower Trust, 5.9568%, 4/15/37                                      $    68,430
      80,000                 NR/Ba1     DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45                                 50,359
     124,214   2.82          AAA/Aaa    Global Signal, 7.036%, 2/15/36 (144A)                                            52,591
     179,263                 AAA/NR     Impac Securities Assets Corp., Floating Rate Note, 5/25/36                       88,177
     353,068                 AAA/AAA    J.P. Morgan Alternative Loan Trust, 6.0%, 3/25/36                               131,437
     183,847                 AAA/Aaa    Master Alternative Loans Trust, 6.0%, 7/25/34                                   275,173
     155,000                 NR/Ba2     Residential Funding Mortgage Securities I, 5.5%, 11/25/35                       155,122
                                        Tower 2004-2A F, 6.376%, 12/15/14                                               117,180
                                                                                                                    -----------
                                                                                                                    $   938,469
                                                                                                                    -----------

 8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal         Floating      S&P/Moody's
  Amount ($)         Rate (c)      Ratings
                     (unaudited)   (unaudited)                                                                            Value
                                                 Specialized Finance - 0.0%
      12,410         3.07          AAA/Aaa       INDX 2004-AR1 2A, Floating Rate Note, 4/25/34                      $     7,870
                                                                                                                    -----------
                                                 Total Diversified Financials                                       $   946,339
                                                                                                                    -----------
                                                 Real Estate - 0.0%
                                                 Mortgage Real Estate Investment Trust - 0.0%
      44,607         3.12          BBB/Baa3      CS First Boston Mortgage Security, Floating Rate Note, 9/25/34     $     8,141
                                                                                                                    -----------
                                                 Total Real Estate                                                  $     8,141
                                                                                                                    -----------
                                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                 (Cost $3,785,621)                                                  $ 2,778,432
                                                                                                                    -----------
                                                 CORPORATE BONDS - 49.6%
                                                 Energy - 5.4%
                                                 Coal & Consumable Fuels - 0.6%
     500,000                       BB-/B2        Massey Energy Co., 6.875%, 12/15/13                                $   370,000
                                                                                                                    -----------
                                                 Oil & Gas Drilling - 0.6%
     267,603                       NR/NR         DDI Holdings AS, 9.3%, 1/19/12 (144A)                              $   133,802
      66,962                       NR/NR         DDI Holdings AS, 9.3%, 4/23/12 (144A)                                   33,481
NOK  500,000                       NR/NR         Petromena AS, 9.75%, 5/24/12 (144A)                                     21,606
     125,000                       BBB+/Baa2     Transocean Sedco, 1.5%, 12/15/37                                       101,250
     100,000                       BBB+/Baa2     Transocean Sedco, 1.625%, 12/15/37                                      87,125
                                                                                                                    -----------
                                                                                                                    $   377,264
                                                                                                                    -----------
                                                 Oil & Gas Equipment & Services - 0.3%
     195,000                       BB-/B2        Complete Production Service, 8.0%, 12/15/16                        $   122,850
     100,000         5.78          NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                    50,090
                                                                                                                    -----------
                                                                                                                    $   172,940
                                                                                                                    -----------
                                                 Oil & Gas Exploration & Production - 1.8%
     145,000                       BBB/Baa2      Canadian Natural Resource, 5.9%, 2/1/18                            $   125,277
     217,352                       BBB+/NR       Gazprom International SA, 7.201%, 2/1/20                               158,667
     170,000                       CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11                             122,400
     165,000                       BB-/B3        Hilcorp Energy, 7.75%, 11/1/15 (144A)                                  116,325
     300,000                       B/Caa1        Parallel Petroleum Corp., 10.25%, 8/1/14                               190,500
     200,000                       B/B2          Quicksilver Resources, Inc., 7.125%, 4/1/16                            107,000
     200,000                       B/B3          Sandridge Energy, Inc., 8.625%, 4/1/15                                 105,000
     150,000         6.42          B-/B3         Sandridge Energy, Inc., Floating Rate Note, 4/1/14                      79,772
     175,741                       BBB-/Baa3     Tengizchevroil LLP, 6.124%, 11/15/14 (144A)                            133,563
                                                                                                                    -----------
                                                                                                                    $ 1,138,504
                                                                                                                    -----------
                                                 Oil & Gas Refining & Marketing - 0.4%
     200,000                       BBB/Baa1      Spectra Energy Capital, 6.2%, 4/15/18                              $   173,550
     125,000                       B-/B1         Verasun Energy Corp., 9.875%, 12/15/12 (b) (e)                          75,000
                                                                                                                    -----------
                                                                                                                    $   248,550
                                                                                                                    -----------
                                                 Oil & Gas Storage & Transportation - 1.7%
     105,000                       BBB/Baa2      Buckeye Partners LP, 6.05%, 1/15/18                                $    88,017
      30,000                       B+/B1         Copano Energy LLC, 8.125%, 3/1/16                                       21,750
     275,000                       BBB/Baa2      Kinder Morgan Energy, 5.95%, 2/15/18 (b)                               234,703
     215,000                       BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                               204,039
     200,000                       BBB-/Baa3     Plains All American Pipeline, 6.125%, 1/15/17                          159,038
     300,000                       A-/A3         Questar Pipeline Co., 5.83%, 2/1/18                                    277,319
     125,000         7.20          BB/Ba1        Southern Union Co., 7.2%, 11/1/66                                       43,125
                                                                                                                    -----------
                                                                                                                    $ 1,027,991
                                                                                                                    -----------
                                                 Total Energy                                                       $ 3,335,249
                                                                                                                    -----------

  The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                   (continued)
--------------------------------------------------------------------------------

     Principal         Floating      S&P/Moody's
    Amount ($)         Rate (c)      Ratings
                       (unaudited)   (unaudited)                                                                        Value
                                                   Materials - 3.3%
                                                   Aluminum - 0.4%
      225,000                        CCC+/B3       CII Carbon LLC, 11.125%, 11/15/15                              $   144,000
       75,000          6.83          B-/B3         Noranda Aluminum Acquisition, Floating Rate Note, 5/15/15           25,500
      140,000                        B/B3          Novelis, Inc., 7.25%, 2/15/15                                       81,200
                                                                                                                  -----------
                                                                                                                  $   250,700
                                                                                                                  -----------
                                                   Commodity Chemicals - 0.2%
      130,000                        C/Ca          Basell Finance Co., 8.1%, 3/15/27 (144A)                       $     2,600
      420,000                        CCC/Caa1      Georgia Gulf Corp, 9.5%, 10/15/14                                  126,000
EURO  145,000                        C/Ca          Nell AF Sarl, 8.375%, 8/15/15 (144A)*                                6,070
                                                                                                                  -----------
                                                                                                                  $   134,670
                                                                                                                  -----------
                                                   Construction Materials - 0.2%
      170,000          6.64          BB+/NR        C8 Capital SPV Ltd., Floating Rate Note, 12/31/49              $    86,190
      120,000                        B-/B3         U.S. Concrete, Inc., 8.375%, 4/1/14                                 64,800
                                                                                                                  -----------
                                                                                                                  $   150,990
                                                                                                                  -----------
                                                   Diversified Chemical - 0.1%
EURO  225,000                        CCC/Caa2      Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)               $    37,679
                                                                                                                  -----------
                                                   Diversified Metals & Mining - 0.4%
      230,000          5.88          BBB-/Ba2      Freeport-McMoran Copper & Gold, Floating Rate Note, 4/1/15     $   151,800
      100,000                        BBB+/Baa2     Vale Overseas, Ltd., 6.25%, 1/11/16                                 94,850
                                                                                                                  -----------
                                                                                                                  $   246,650
                                                                                                                  -----------
                                                   Fertilizers & Agricultural Chemicals - 0.6%
      385,000                        BBB/Baa2      Agrium, Inc., 6.75%, 1/15/19                                   $   368,540
                                                                                                                  -----------
                                                   Forest Products - 0.0%
       38,121                        B-/Caa3       Ainsworth Lumber, 11.0%, 7/29/15 (144A)                        $    22,873
                                                                                                                  -----------
                                                   Metal & Glass Containers - 0.1%
EURO   65,000                        BB-/B1        Consol Glass, Ltd., 7.625%, 4/15/14 (144A)                     $    54,425
                                                                                                                  -----------
                                                   Paper Packaging - 0.7%
      415,000                        CCC+/Caa1     Graham Packaging Co., 8.5%, 10/15/12 (b)                       $   295,688
       15,000                        B-/B3         Graphic Packaging Co., 8.5%, 8/15/11                                12,525
      205,000                        B-/B3         Graphic Packaging Co., 9.5%, 8/15/13                               141,450
                                                                                                                  -----------
                                                                                                                  $   449,663
                                                                                                                  -----------
                                                   Specialty Chemicals - 0.1%
      110,000                        C/Caa3        Arco Chemical Co., 9.8%, 2/1/20                                $    11,000
EURO  100,000                        B/B2          Kronos International, Inc., 6.5%, 4/15/13                           30,701
                                                                                                                  -----------
                                                                                                                  $    41,701
                                                                                                                  -----------
                                                   Steel - 0.5%
      225,000                        BBB+/Baa2     ArcelorMittal, 6.125%, 6/1/18                                  $   154,071
       90,000                        BBB/Baa2      Commercial Metals Co., 7.35%, 8/15/18                               72,064
      140,000                        BB-/B1        Evraz Group SA, 8.875%, 4/24/13 (144A)                              71,400
                                                                                                                  -----------
                                                                                                                  $   297,535
                                                                                                                  -----------
                                                   Total Materials                                                $ 2,055,426
                                                                                                                  -----------
                                                   Capital Goods - 5.2%
                                                   Aerospace & Defense - 0.4%
      250,000                        B-/B3         Aeroflex, Inc., 11.75%, 2/15/15 (144A)                         $   162,813
      110,000                        BB+/Ba3       BE Aerospace, Inc., 8.5%, 7/1/18                                    99,000
                                                                                                                  -----------
                                                                                                                  $   261,813
                                                                                                                  -----------

 10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal        Floating        S&P/Moody's
     Amount ($)        Rate (c)       Ratings
                      (unaudited)     (unaudited)                                                                 Value
                                                    Building Products - 0.2%
       205,000                        B-/B3         Asia Aluminum Holdings, 8.0%, 12/23/11 (144A)          $    63,550
       105,000                        BB+/BBB-      C10 Capital SPV, Ltd, Floating Rate Note, 12/31/49          49,962
                                                                                                           -----------
                                                                                                           $   113,512
                                                                                                           -----------
                                                    Construction & Engineering - 0.4%
       160,000                        BB-/Ba3       Dycom Industries, 8.125%, 10/15/15                     $   112,800
       205,000                        B+/B1         Mastec, Inc., 7.625%, 2/1/17                               154,006
                                                                                                           -----------
                                                                                                           $   266,806
                                                                                                           -----------
                                                    Construction, Farm Machinery & Heavy Trucks - 0.7%
       185,000                        BB-/B1        American Railcar, 7.5%, 3/1/14                         $   122,100
       130,000                        B/B2          Commercial Vehicle Group, 8.0%, 7/1/13                      61,100
       270,000                        B-/B3         Greenbrier Co., Inc., 8.375%, 5/15/15                      192,038
        65,000                        B-/Caa1       Titan Wheel International, Inc., 8.0%, 1/15/12              48,100
                                                                                                           -----------
                                                                                                           $   423,338
                                                                                                           -----------
                                                    Electrical Component & Equipment - 1.5%
       311,000                        BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15             $   248,800
       170,000                        B/B3          Baldor Electric, 8.625%, 2/15/17                           126,650
       210,000                        BB-/Ba1       Belden CDT, Inc., 7.0%, 3/15/17                            157,500
       240,000                        B+/B1         General Cable Corp., 1.0%, 10/15/12                        149,700
       330,571                        NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                       244,623
                                                                                                           -----------
                                                                                                           $   927,273
                                                                                                           -----------
                                                    Industrial Conglomerates - 0.5%
       225,000                        BB-/B2        Kansas City Southern, 8.0%, 6/1/15                     $   178,875
       145,000                        B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14                59,450
EURO   120,000                        BB+/Ba2       Stena AB, 6.125%, 2/1/17 (144A)                             70,333
                                                                                                           -----------
                                                                                                           $   308,658
                                                                                                           -----------
                                                    Industrial Machinery - 0.7%
       150,000                        BB-/B1        Gardner Denver, Inc., 8.0%, 5/1/13 (144A)              $   132,000
       190,000                        B/NR          Industrias Metalurgicas Pescar, 11.25%, 10/22/14            85,500
       300,000                        B/B3          Mueller Water Products, 7.375%, 6/1/17                     204,000
                                                                                                           -----------
                                                                                                           $   421,500
                                                                                                           -----------
                                                    Trading Companies & Distributors - 0.8%
       375,000                        BBB+/Baa1     GATX Financial Corp., 6.0%, 2/15/18                    $   333,380
       325,000                        BBB-/Baa2     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                 131,559
                                                                                                           -----------
                                                                                                           $   464,939
                                                                                                           -----------
                                                    Total Capital Goods                                    $ 3,187,839
                                                                                                           -----------
                                                    Commercial Services & Supplies - 0.5%
                                                    Commercial Printing - 0.4%
       330,000                        B+/B2         Sheridan Acquisition Corp., 10.25%, 8/15/11            $   231,413
                                                                                                           -----------
                                                    Environmental & Facilities Services - 0.0%
        95,000                        CCC+/Caa2     Aleris International, Inc., 9.0%, 12/15/14             $     5,700
        14,000                        BB-/Ba2       Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                 14,035
                                                                                                           -----------
                                                                                                           $    19,735
                                                                                                           -----------
                                                    Research & Consulting Services - 0.1%
        50,000                        BB-/Ba2       FTI Consulting, 7.75%, 10/1/16                         $    41,125
                                                                                                           -----------
                                                    Total Commercial Services & Supplies                   $   292,273
                                                                                                           -----------

  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

     Principal         Floating       S&P/Moody's
    Amount ($)         Rate (c)       Ratings
                       (unaudited)    (unaudited)                                                                    Value
                                                    Transportation - 1.3%
                                                    Air Freight & Couriers - 0.3%
        75,000                        B-/B3         Ceva Group Plc, 10.0%, 9/1/14 (144A)                       $    55,594
EURO   210,000                        B-/B3         Ceva Group Plc, 8.5%, 12/1/14 (144A)                           108,430
                                                                                                               -----------
                                                                                                               $   164,024
                                                                                                               -----------
                                                    Airlines - 0.2%
       126,156                        B+/NR         Delta Airlines, 7.779%, 1/2/12                             $   109,125
                                                                                                               -----------
                                                    Marine - 0.1%
        85,000                        BB-/NR        CMA CGM SA, 7.25%, 2/1/13 (144A)                           $    38,250
                                                                                                               -----------
                                                    Railroads - 0.7%
       140,000                        BBB/Baa1      Burlington Northern Santa Fe Corp., 5.75%, 3/15/08         $   134,957
       220,000                        BB-/B1        Kansas City Southern de Mexico, 7.375%, 6/1/14                 180,004
        95,000                        BB-/B1        Kansas City Southern de Mexico, 7.625%, 12/1/13                 77,900
        65,000                        BBB/Baa2      Union Pacific Corp., 7.875%, 1/15/19                            74,258
                                                                                                               -----------
                                                                                                               $   467,119
                                                                                                               -----------
                                                    Total Transportation                                       $   778,518
                                                                                                               -----------
                                                    Automobiles & Components - 0.7%
                                                    Auto Parts & Equipment - 0.6%
       155,000                        B-/Caa1       Allison Transmission, 11.0%, 11/1/15 (144A) (b)            $    75,950
       370,000                        B-/B3         Lear Corp., 8.75%, 12/1/16                                     107,300
       190,000                        B/B3          Tenneco Automotive, Inc., 8.625%, 11/15/14 (b)                  72,200
       305,000                        BB/B2         TRW Automotive, Inc., 7.25%, 3/15/17                           155,550
                                                                                                               -----------
                                                                                                               $   411,000
                                                                                                               -----------
                                                    Tires & Rubber - 0.1%
       155,000                        C/Caa1        Cooper Standard Auto, 7.0%, 12/15/12                       $    46,500
                                                                                                               -----------
                                                    Total Automobiles & Components                             $   457,500
                                                                                                               -----------
                                                    Consumer Durables & Apparel - 1.2%
                                                    Homebuilding - 0.4%
       318,000                        BB-/B1        Meritage Homes Corp., 6.25%, 3/15/15                       $   168,540
        90,000                        BB-/Ba3       Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)                  66,600
                                                                                                               -----------
                                                                                                               $   235,140
                                                                                                               -----------
                                                    Household Appliances - 0.4%
       280,000                        BBB/Baa2      Whirlpool Corp., 5.5%, 3/1/13                              $   221,531
                                                                                                               -----------
                                                    Housewares & Specialties - 0.4%
       360,000                        B+/B2         Oceanografia SA DE CV, 11.25%, 7/15/15                     $   187,200
       200,000                        CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                    84,000
                                                                                                               -----------
                                                                                                               $   271,200
                                                                                                               -----------
                                                    Total Consumer Durables & Apparel                          $   727,871
                                                                                                               -----------
                                                    Consumer Services - 1.3%
                                                    Casinos & Gaming - 1.0%
EURO   310,000                        B+/B2         Codere Finance SA, 8.25%, 6/15/15 (144A)                   $   209,813
EURO   325,000         8.25           BB/Ba3        Lottomatica S.p.A., Floating Rate Note, 3/31/66 (144A)         272,123
       105,000                        BB-/B1        Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)               41,213
EURO   115,000                        B/B3          Peermont Global, Ltd., 7.75%, 4/30/14 (144A)                    81,846
       225,000                        C/Ca          Station Casinos, Inc., 6.625%, 3/15/18*                         12,938
                                                                                                               -----------
                                                                                                               $   617,933
                                                                                                               -----------

 12  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

    Principal          Floating      S&P/Moody's
   Amount ($)          Rate (c)      Ratings
                       (unaudited)   (unaudited)                                                                         Value
                                                   Education Services - 0.2%
      160,000                        AAA/Aaa       President & Fellows of Harvard, 3.7%, 4/1/13                    $   157,832
                                                                                                                   -----------
                                                   Leisure Facilities - 0.1%
       75,000                        B/B3          Firekeepers Development Authority, 13.875%, 5/1/15 (144A)       $    46,500
                                                                                                                   -----------
                                                   Total Consumer Services                                         $   822,265
                                                                                                                   -----------
                                                   Media - 1.6%
                                                   Broadcasting - 1.5%
      195,000                        BBB+/Baa1     Grupo Televisa SA, 6.0%, 5/15/18                                $   163,976
      450,000                        BB-/B3        Intelsat Sub Holding, 8.5%, 1/15/13 (144A)                          416,250
      310,000                        B-/B2         Kabel Deutschland GMBH, 10.625%, 7/1/14                             275,900
       75,000                        B-/Caa1       Telesat Canada, 12.5%, 11/1/17                                       45,000
      340,000                        CCC/Caa2      Univision Communications, 9.75%, 3/15/15 (144A)                      42,500
                                                                                                                   -----------
                                                                                                                   $   943,626
                                                                                                                   -----------
                                                   Cable & Satellite - 0.1%
       35,000                        BBB+/Baa2     Time Warner Cable, Inc., 8.75, 2/14/19                          $    38,057
                                                                                                                   -----------
                                                   Total Media                                                     $   981,683
                                                                                                                   -----------
                                                   Retailing - 0.7%
                                                   Apparel Retail - 0.3%
      140,000                        B+/B1         Brown Shoe Co., Inc., 8.75%, 5/1/12                             $   103,600
EURO  135,000          8.21          BB-/B2        Edcon Proprietary, Ltd., Floating Rate Note, 6/15/14 (144A)          75,357
                                                                                                                   -----------
                                                                                                                   $   178,957
                                                                                                                   -----------
                                                   Internet Retail - 0.2%
      205,000                        BB/Ba3        Ticketmaster, 10.75%, 8/1/16                                    $   110,700
                                                                                                                   -----------
                                                   Specialty Stores - 0.2%
      135,000                        B/B3          Sally Holdings, 9.25%, 11/15/14 (144A) (b)                      $   116,100
                                                                                                                   -----------
                                                   Total Retailing                                                 $   405,757
                                                                                                                   -----------
                                                   Food & Drug Retailing - 0.1%
                                                   Food Distributors - 0.1%
      105,000                        B/B2          Independencia International, 9.875%, 5/15/15 (144A)             $    57,750
                                                                                                                   -----------
                                                   Total Food & Drug Retailing                                     $    57,750
                                                                                                                   -----------
                                                   Food, Beverage & Tobacco - 1.7%
                                                   Agricultural Products - 0.5%
       70,000                        B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14                      $    63,350
      175,000                        A/A2          Cargill, Inc., 5.2%, 1/22/13 (144A)                                 160,317
      130,000                        BB-/Ba3       Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)                             85,800
                                                                                                                   -----------
                                                                                                                   $   309,467
                                                                                                                   -----------
                                                   Brewers - 0.6%
       68,000                        B+/Ba3        Cerveceria Nacio, 8.0%, 3/27/14 (144A)                          $    54,400
       80,000                        BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11                            87,800
      220,000                        BBB/Baa1      Cia Brasileira de Bebida, 8.75%, 9/15/13                            231,000
                                                                                                                   -----------
                                                                                                                   $   373,200
                                                                                                                   -----------
                                                   Distillers & Vintners - 0.5%
      290,000                        BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14                    $   275,500
                                                                                                                   -----------

  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                                           Value
                                            Tobacco - 0.1%
      70,000                  B+/B2         Alliance One International, Inc., 11.0%, 5/15/12                  $    58,100
      30,000                  B+/B2         Alliance One International, Inc., 8.5%, 5/15/12                        22,050
                                                                                                              -----------
                                                                                                              $    80,150
                                                                                                              -----------
                                            Total Food, Beverage & Tobacco                                    $ 1,038,317
                                                                                                              -----------
                                            Household & Personal Products - 0.1%
                                            Household Products - 0.1%
     130,000                  CCC+/Caa1     Central Garden, 9.125%, 2/1/13 (b)                                $    76,700
                                                                                                              -----------
                                            Total Household & Personal Products                               $    76,700
                                                                                                              -----------
                                            Health Care Equipment & Services - 1.1%
                                            Health Care Facilities - 0.3%
     265,000                  BB-/B2        HCA Inc., 9.625%, 11/15/16                                        $   206,700
                                                                                                              -----------
                                            Health Care Services - 0.2%
     165,000                  B-/B2         Rural/Metro Corp., 9.875%, 3/15/15                                $   132,000
                                                                                                              -----------
                                            Health Care Supplies - 0.4%
     290,000                  B-/B3         Biomet, Inc., 10.375%, 10/15/17                                   $   229,100
                                                                                                              -----------
                                            Managed Health Care - 0.2%
     150,000                  A-/Baa1       United Health Group, 4.875%, 2/15/13                              $   140,044
                                                                                                              -----------
                                            Total Health Care Equipment & Services                            $   707,844
                                                                                                              -----------
                                            Pharmaceuticals & Biotechnology - 1.0%
                                            Biotechnology - 0.7%
     370,000                  BBB+/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13                                   $   365,962
     116,000                  B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                                  103,240
                                                                                                              -----------
                                                                                                              $   469,202
                                                                                                              -----------
                                            Pharmaceuticals - 0.3%
     135,000                  C/C           Angiotech Pharmaceutical, 7.75%, 4/1/14                           $    29,025
     160,000                  B/B2          Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)                      128,000
                                                                                                              -----------
                                                                                                              $   157,025
                                                                                                              -----------
                                            Total Pharmaceuticals & Biotechnology                             $   626,227
                                                                                                              -----------
                                            Banks - 4.3%
                                            Diversified Banks - 2.1%
     100,000                  NR/Ba2        ALB Finance BV, 9.25%, 9/25/13 (144A)                             $    39,000
     192,000    4.68          BBB-/Ba1      Alfa Div Pymt Rights Fin, Floating Rate Note, 12/15/11 (144A)         124,800
     160,000                  NR/Baa2       ATF Bank JSC, 9.25%, 4/12/12 (144A)+                                  109,571
     100,000                  NR/Baa2       ATF Capital BV, 9.25%, 2/21/14 (144A)                                  65,000
     100,000    9.54          NR/Ba1        Banco Macro SA, Floating Rate Note, 6/7/12                             29,000
     135,000                  BB/Ba1        Kazkommerts International BV, 8.0%, 11/3/15                            63,450
     150,000                  B+/Ba2        Russian Stand Bank, 7.5%, 10/7/10 (144A)                               54,750
     300,000                  NR/Ba3        Sibacademfinance Plc, 9.0%, 5/12/09 (144A) (b)                        301,722
     175,000                  BB/Ba1        Turanalem Finance BV, 8.5%, 2/10/15 (144A) (b)                         75,250
     230,000                  A+/A1         Wachovia Corp., 5.75%, 6/15/17                                        228,928
     215,000                  AA/Aa1        Wells Fargo Co., 4.375%, 1/31/13                                      210,531
                                                                                                              -----------
                                                                                                              $ 1,302,002
                                                                                                              -----------

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal   Floating           S&P/Moody's
   Amount ($)   Rate (c)           Ratings
                (unaudited)        (unaudited)                                                                      Value
                                                 Regional Banks - 2.2%
      250,000                      A/A1          American Express Bank FSB, 5.5%, 4/16/13                     $   236,810
       70,000                      A-/A2         Keycorp, 6.5%, 5/14/13                                            64,532
      160,000                      A+/Aa3        Mellon Funding Corp., 5.5%, 11/15/18                             137,927
      250,000                      A+/A1         PNC Bank NA, 6.0%, 12/7/17                                       248,454
      260,000        8.25          A-/A3         PNC Funding Corp., Floating Rate Note, 5/29/49                   209,506
      230,000                      A+/Aa3        Wachovia Bank NA, 6.0%, 11/15/17                                 222,025
      100,000                      A+/Aa2        Wells Fargo Capital, 9.75%, 12/29/49                             101,000
       65,000                      BBB/NR        Zions Bancorporation, 5.5%, 11/16/15                              45,969
      100,000                      BBB/Baa1      Zions Bancorporation, 6.0%, 9/15/15                               74,366
                                                                                                              -----------
                                                                                                              $ 1,340,589
                                                                                                              -----------
                                                 Thrifts & Mortgage Finance - 0.0%
DKK    12,764                      AAA/Aaa       Realkredit Danmark, 7.0%, 10/1/32                            $     2,489
                                                                                                              -----------
                                                 Total Banks                                                  $ 2,645,080
                                                                                                              -----------
                                                 Diversified Financials - 6.8%
                                                 Consumer Finance - 1.4%
      355,000                      BBB/Baa1      American General Finance, 6.9%, 12/15/17                     $   153,634
      340,000                      A+/Aa3        American Honda Finance, 6.7%, 10/1/13 (144A)                     342,723
      235,000                      CCC+/Caa1     Ford Motor Credit Co., 5.7%, 1/15/10                             199,710
       35,000                      CCC+/Caa1     Ford Motor Credit Co., 5.8%, 1/12/09                              34,901
      320,000        4.00          BBB-/Baa2     SLM Corp., Floating Rate Note, 7/25/14                           161,354
                                                                                                              -----------
                                                                                                              $   892,322
                                                                                                              -----------
                                                 Diversified Financial Services - 1.9%
      250,000      7.1925          BB/NR         Australis, Ltd., Floating Rate Note, 2/3/09                  $   247,575
      125,000         8.4          BBB/Baa2      Citi, Floating Rate Note, Perpetual                               82,536
      400,000                      A-/A1         JPMorgan Chase & Co. 7.9%, 4/29/49                               332,732
      133,750                      A-/Baa1       PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)         132,411
      150,546                      BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)              147,471
      100,000                      BB/Baa2       TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                         48,000
      240,000                      BB/Baa2       TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                          124,800
      100,000                      BB/Baa2       TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                         50,000
                                                                                                              -----------
                                                                                                              $ 1,165,525
                                                                                                              -----------
                                                 Investment Banking & Brokerage - 1.3%
      840,000        5.79          BBB/A3        Goldman Sachs Capital, Floating Rate Note, 12/29/49          $   322,915
      220,000                      A/A2          Merrill Lynch & Co., 5.45%, 2/5/13                               211,474
      335,000                      A/A2          Morgan Stanley Dean Witter, Floating Rate Note, 4/1/18           293,892
                                                                                                              -----------
                                                                                                              $   828,281
                                                                                                              -----------
                                                 Specialized Finance - 2.2%
      390,000                      BBB+/Baa1     CIT Group, Inc., 7.625%, 11/30/12                            $   329,226
      421,429                      NR/Baa3       Coso Geothermal Power, 7.0%, 7/15/26 (144A)                      351,893
       20,000                      A-/Baa1       International Lease, 6.625%, 11/15/13                             13,476
      170,000                      A-/Baa1       International Lease Finance Corp., 6.375%, 3/25/13               115,480
      225,000                      A+/A1         National Rural Utilities Corp., 10.375%, 11/1/18                 263,342
      500,000        7.68          CCC+/B3       NCO Group, Inc., Floating Rate Note, 11/15/13                    250,000
                                                                                                              -----------
                                                                                                              $ 1,323,417
                                                                                                              -----------
                                              Total Diversified Financials                                    $ 4,209,545
                                                                                                              -----------

  The accompanying notes are an integral part of these financial statements.  15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                                      Value
                                            Insurance - 3.0%
                                            Insurance Brokers - 0.1%
     100,000          6.68    CCC/B3        USI Holdings Corp., Floating Rate Note, 11/15/14             $    40,625
                                                                                                         -----------
                                            Life & Health Insurance - 0.8%
     330,000                  B+/B1         Presidential Life Corp., 7.875%, 2/15/09                     $   310,613
     210,000                  A+/A3         Prudential Financial, 5.15%, 1/15/13                             170,573
                                                                                                         -----------
                                                                                                         $   481,186
                                                                                                         -----------
                                            Multi-Line Insurance - 0.4%
     370,000                  BB/Baa3       Liberty Mutual Group, 7.0%, 3/15/37 (144A)                   $   176,446
      80,000                  BBB-/Baa2     Liberty Mutual Group, 7.3%, 6/15/14 (144A)                        74,909
      65,000         10.75    BB/Baa3       Liberty Mutual Group, Floating Rate Note, 6/15/58 (144A)          35,750
                                                                                                         -----------
                                                                                                         $   287,105
                                                                                                         -----------
                                            Property & Casualty Insurance - 0.9%
     350,000                  BBB-/Baa3     Hanover Insurance Group, 7.625%, 10/15/25                    $   210,000
     285,000                  BB/NR         Kingsway America, Inc., 7.5%, 2/1/14                             237,447
     265,000         14.00    A/Baa3        MBIA, Inc., Floating Rate Note, 1/15/33 (144A) (b)               135,150
                                                                                                         -----------
                                                                                                         $   582,597
                                                                                                         -----------
                                            Reinsurance - 0.8%
     250,000                  BB+/NR        Fhu-Jin Ltd., Floating Rate Note, 8/10/11 (144A)             $   241,425
     365,000                  BBB+/NR       Platinum Underwriters Holding, 7.5%, 6/1/17                      236,936
                                                                                                         -----------
                                                                                                         $   478,361
                                                                                                         -----------
                                            Total Insurance                                              $ 1,869,874
                                                                                                         -----------
                                            Real Estate - 1.5%
                                            Diversified Real Estate Activities - 0.3%
     300,000                  A-/A2         WEA Finance LLC, 7.125%, 4/15/18                             $   212,817
                                                                                                         -----------
                                            Real Estate Operating Companies - 0.3%
      50,000          9.76    B-/NR         Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)          $    21,030
     375,000                  B+/B1         Forest City Enterprises, 7.625%, 6/1/15                          131,250
                                                                                                         -----------
                                                                                                         $   152,280
                                                                                                         -----------
                                            Retail Real Estate Investment Trusts - 0.8%
     120,000                  BB-/Ba3       BF Saul Real Estate Investment Trust, 7.5%, 3/1/14           $   108,600
     370,000                  AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                         401,470
                                                                                                         -----------
                                                                                                         $   510,070
                                                                                                         -----------
                                            Specialized Real Estate Investment Trust - 0.1%
      90,000                  BBB-/Ba1      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)           $    70,425
                                                                                                         -----------
                                            Total Real Estate                                            $   945,592
                                                                                                         -----------
                                            Software & Services - 0.8%
                                            Data Processing & Outsourced Services - 0.5%
     475,000                  B/B3          First Data Corp., 9.875%, 9/24/15 (144A)                     $   287,375
                                                                                                         -----------
                                            IT Consulting & Other Services - 0.3%
     325,000                  B-/Caa1       Sungard Data Systems, Inc., 10.25%, 8/15/15                  $   214,500
                                                                                                         -----------
                                            Total Software & Services                                    $   501,875
                                                                                                         -----------
                                            Technology Hardware & Equipment - 0.1%
                                            Electronic Manufacturing Services - 0.1%
      60,000                  BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13               $    47,400
                                                                                                         -----------
                                            Total Technology Hardware & Equipment                        $    47,400
                                                                                                         -----------

 16  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal        Floating        S&P/Moody's
    Amount ($)        Rate (c)        Ratings
                      (unaudited)     (unaudited)                                                                             Value
                                                    Semiconductors - 0.4%
                                                    Semiconductor Equipment - 0.4%
       160,000                        B-/B2         Freescale Semiconductor, 9.125%, 12/15/14                           $    36,800
        90,000             6.65       B-/B2         Freescale Semiconductor, Floating Rate Note, 12/15/14                    30,600
       230,000                        BBB/Baa1      KLA Instruments Corp., 6.9%, 5/1/18                                     173,956
                                                                                                                        -----------
                                                                                                                        $   241,356
                                                                                                                        -----------
                                                    Total Semiconductors                                                $   241,356
                                                                                                                        -----------
                                                    Telecommunication Services - 2.9%
                                                    Integrated Telecommunication Services - 2.4%
       360,000                        NR/B2         Digicel, Ltd., 9.25%, 9/1/12 (144A)                                 $   306,000
       175,000                        BBB-/Baa3     Embarq Corp., 7.082%, 6/1/16                                            134,750
       300,000                        B-/B2         GC Impsat Holdings I Plc, 9.872%, 2/15/17 (144A)                        210,000
       150,000                        B/B3          GCI, Inc., 7.25%, 2/15/14                                               117,000
EUR    175,000            10.46       B+/B2         Nordic Telephone Co., Floating Rate Note, 5/1/16 (144A)                 164,842
       280,000                        CCC+/Caa1     Paetec Holdings, 9.5%, 7/15/15                                          166,600
       175,000                        A/A3          Verizon Communications, Inc., 8.75%, 11/1/18                            205,314
       225,000                        BB/Ba3        Windstream Corp., 8.625%, 8/1/16                                        199,125
                                                                                                                        -----------
                                                                                                                        $ 1,503,631
                                                                                                                        -----------
                                                    Wireless Telecommunication Services - 0.5%
       140,000                        B/B1          Hughes Network System, 9.5%, 4/15/14                                $   113,750
       290,000                        B-/B2         True Move Co., Ltd., 10.75%, 12/16/13 (144A)                            107,300
       140,000                        BB+/Ba2       Vip Fin, 9.125%, 4/30/18 (144A)                                          75,600
                                                                                                                        -----------
                                                                                                                        $   296,650
                                                                                                                        -----------
                                                    Total Telecommunication Services                                    $ 1,800,281
                                                                                                                        -----------
                                                    Utilities - 4.6%
                                                    Electric Utilities - 2.0%
       245,000                        NR/B3         Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)                     $   105,350
       163,505                        BB-/Ba2       FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                         153,490
       200,000                        BBB+/Baa2     Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                      186,530
       200,000             1.33       NR/NR         Power Contract Financing LLC, Floating Rate Note, 2/5/10 (144A)         162,000
        75,000                        BB+/Baa3      Public Service of New Mexico, 7.95%, 5/15/18                             61,032
        40,000                        A/A2          Southern California Edison Co., 5.75%, 3/15/14                           41,918
       310,000                        CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                         220,100
       250,000                        BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                    210,613
       100,000                        NR/NR         White Pine Hydro Portfolio, 7.26%, 7/20/15                               91,717
                                                                                                                        -----------
                                                                                                                        $ 1,232,750
                                                                                                                        -----------
                                                    Gas Utilities - 0.7%
        95,000                        B+/B1         Inergy LP, 8.25%, 3/1/16                                            $    74,100
       110,000                        A+/Aa2        Nakilat, Inc., 6.067%, 12/31/33 (144A)                                   73,724
       260,000                        A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                  174,223
       260,000                        B+/B2         Transport De Gas Del Sur, 7.875%, 5/14/17 (144A)                        135,200
                                                                                                                        -----------
                                                                                                                        $   457,247
                                                                                                                        -----------
                                                    Independent Power Producer & Energy Traders - 1.5%
       330,000                        BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                          $   270,600
       195,329                        NR/Ba1        Juniper Generation, 6.79%, 12/31/14 (144A)                              211,309
       250,000                        BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                        191,340
       170,000                        BBB-/Baa3     Panoche Energy Center, 6.885%, 7/31/29 (144A)                           143,928
       165,962                        BB/Ba2        Tenaska Alabama, 7.0%, 6/30/21 (144A)                                   130,170
                                                                                                                        -----------
                                                                                                                        $   947,347
                                                                                                                        -----------

  The accompanying notes are an integral part of these financial statements.  17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

      Principal   Floating      S&P/Moody's
     Amount ($)   Rate (c)      Ratings
                  (unaudited)   (unaudited)                                                                                 Value
                                               Multi-Utilities - 0.4%
        180,000                   BB/Ba2       NSG Holdings LLC, 7.75%, 12/15/25 (144A)                               $   140,400
        100,000                   BB-/Ba2      Public Service of New Mexico, 9.25%, 5/15/15                                79,500
                                                                                                                      -----------
                                                                                                                      $   219,900
                                                                                                                      -----------
                                               Total Utilities                                                        $ 2,857,244
                                                                                                                      -----------
                                               TOTAL CORPORATE BONDS
                                               (Cost $42,772,011)                                                     $30,669,466
                                                                                                                      -----------
                                               U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.4%
        876,330                   AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 7/1/20                $   898,355
        132,226                   AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 5/1/34 - 6/1/35                    135,320
         92,555                   AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 10/1/16 - 1/1/35                    95,223
        149,607                   AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 1/1/33                    154,860
        225,008                   AAA/Aaa      Federal National Mortgage Association, 4.0%, 7/1/18                        230,874
        978,444                   AAA/Aaa      Federal National Mortgage Association, 4.5%, 5/1/20 - 9/1/35               996,829
      2,874,353                   AAA/Aaa      Federal National Mortgage Association, 5.0%, 2/1/20 - 3/1/37             2,955,186
        293,595                   AAA/Aaa      Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/34               302,425
         34,448                   AAA/Aaa      Federal National Mortgage Association, 5.575%, 1/1/37                       35,078
      1,113,181                   AAA/Aaa      Federal National Mortgage Association, 6.0% 11/1/32                      1,147,311
          9,414                   AAA/Aaa      Federal National Mortgage Association, 6.5%, 7/1/31 - 2/1/32                 9,852
            816                   AAA/Aaa      Federal National Mortgage Association, 7.0%, 9/1/29                            863
        777,184                   AAA/Aaa      Government National Mortgage Association, 4.5%, 9/15/33 - 4/15/35          794,256
        609,580                   AAA/Aaa      Government National Mortgage Association, 5.0%, 12/1/21 - 4/15/35          626,979
      1,560,284                   AAA/Aaa      Government National Mortgage Association, 5.5%, 10/15/19 - 11/15/35      1,615,080
      1,238,569                   AAA/Aaa      Government National Mortgage Association, 6.0%, 5/15/17 - 4/15/38        1,282,620
         59,520                   AAA/Aaa      Government National Mortgage Association, 6.5%, 3/15/29 - 11/15/32          62,613
            322                   AAA/Aaa      Government National Mortgage Association, 7.0%, 3/15/31                        341
          8,239                   AAA/Aaa      Government National Mortgage Association, 7.5%, 5/15/23                      8,744
          1,682                   AAA/Aaa      Government National Mortgage Association I, 7.0%, 3/15/31                    1,778
         83,997                   AAA/Aaa      Government National Mortgage Association II, 5.5%, 3/20/34                  86,518
        153,138                   AAA/Aaa      Government National Mortgage Association II, 6.0%, 11/20/33                158,079
        788,000                   AAA/Aaa      U.S. Treasury Bonds, 4.375%, 2/15/38                                     1,055,428
         62,000                   AAA/Aaa      U.S. Treasury Bonds, 5.0%, 5/15/37                                          89,832
        130,000                   AAA/Aaa      U.S. Treasury Bonds, 6.25%, 8/15/23                                        177,308
        215,000                   AAA/Aaa      U.S. Treasury Bonds, 8.75%, 5/15/17                                        316,386
          5,371                   AAA/Aaa      U.S. Treasury Inflation Notes, 2.375%, 1/15/17                               5,329
                                                                                                                      -----------
                                                                                                                      $13,243,467
                                                                                                                      -----------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (Cost $12,435,870)                                                     $13,243,467
                                                                                                                      -----------
                                               FOREIGN GOVERNMENT BONDS - 6.9%
ITL 195,000,000                   BBB-/Baa3    Banco Nac De Desen Econo, 8.0%, 4/28/10                                $   138,431
SEK   3,445,000                   AAA/Aaa      Government of Sweden, 5.25%, 3/15/11                                       474,340
SEK   2,955,000                   AAA/Aaa      Government of Sweden, 5.5%, 10/8/12                                        426,907
EURO    810,000                   AAA/Aaa      Government of France, 3.75%, 4/25/17                                     1,168,278
JPY  81,863,200                   AA/Aa3       Japan Government, 1.1%, 12/10/16                                           782,609
        100,000                   A/Aa3        Korea Development Bank, 5.3%, 1/17/13                                       91,040
NOK   1,320,000                   AAA/Aaa      Norwegian Government, 6.0%, 5/16/11                                        203,633
NOK   1,500,000                   AAA/Aaa      Norwegian Government, 5.5%, 5/15/09                                        218,091
AUD     532,000                   AA/Aa1       Ontario Province, 5.5%, 4/23/13                                            397,930


18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal        Floating      S&P/Moody's
  Amount ($)        Rate (c)      Ratings
                    (unaudited)   (unaudited)                                                                             Value
                                                FOREIGN GOVERNMENT BONDS - (continued)
AUD  207,000                      AAA/Aaa       Queensland Treasury, 6.0%, 8/14/13                                    $   154,586
     184,536                      BBB-/Ba1      Republic of Columbia, 9.75%, 4/9/11                                       190,995
                                                                                                                      -----------
                                                                                                                      $ 4,246,840
                                                                                                                      -----------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $4,035,037)                                                     $ 4,246,840
                                                                                                                      -----------
                                                MUNICIPAL BONDS - 1.4%
                                                Muni Airport - 0.2%
     175,000                      B/B3          New Jersey Economic Development Authority Special Facility Revenue,
                                                7.0%, 11/15/30                                                        $    92,416
      50,000                      B/B3          New Jersey Economic Development Authority, 6.25%, 9/15/29                  26,013
                                                                                                                      -----------
                                                                                                                      $   118,429
                                                                                                                      -----------
                                                Municipal Higher Education - 1.2%
     295,000                      AAA/Aa3       California State University Revenue, 5.0%, 11/1/39                    $   271,677
     300,000                      AAA/Aaa       Connecticut State Health & Education, 5.0%, 7/1/42                        296,157
     175,000                      AAA/Aaa       New York State Dormitory Authority, 5.0%, 7/1/38                          173,401
                                                                                                                      -----------
                                                                                                                      $   741,235
                                                                                                                      -----------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $917,726)                                                       $   859,664
                                                                                                                      -----------
                                                SENIOR FLOATING RATE LOAN INTERESTS - 5.5%**
                                                Energy - 0.5%
                                                Integrated Oil & Gas - 0.2%
     159,600        8.0000        NR/Ba3        Hudson Products Holdings, Inc., Term Loan, 8/24/15                    $   126,084
                                                                                                                      -----------
                                                Oil & Gas Exploration & Production - 0.3%
     226,559        4.3350        B+/B2         Calpine Corp., First Priority Term Loan, 3/31/14                      $   168,058
                                                                                                                      -----------
                                                Total Energy                                                          $   294,142
                                                                                                                      -----------
                                                Materials - 0.4%
                                                Steel - 0.4%
     233,251        4.4200        BB-/B3        Essar Steel Algoma, Inc., Term Loan, 6/20/13                          $   144,616
     197,000        5.4613        B/B3          Niagara Corp., Term Loan, 6/29/14                                          90,620
                                                                                                                      -----------
                                                                                                                      $   235,236
                                                                                                                      -----------
                                                Total Materials                                                       $   235,236
                                                                                                                      -----------
                                                Capital Goods - 0.4%
                                                Aerospace & Defense - 0.3%
     281,935        5.4375        B+/Ba3        Aeroflex, Inc., Tranche B-1 Term Loan, 8/15/14                        $   177,619
                                                                                                                      -----------
                                                Construction & Engineering - 0.1%
      34,524        8.0000        NR/NR         Custom Building Products, Term Loan, 10/20/11                         $    23,764
      79,555        5.7263        BB+/Ba1       URS Corp., Tranche B Term Loan, 5/15/13                                    69,213
                                                                                                                      -----------
                                                                                                                      $    92,977
                                                                                                                      -----------
                                                Total Capital Goods                                                   $   270,596
                                                                                                                      -----------
                                                Commercial Services & Supplies - 0.1%
                                                Diversified Commercial Services - 0.1%
     250,000        3.7088        CCC+/Caa1     J.G. Wentworth, First Lien Loan, 3/1/14                               $    75,833
                                                                                                                      -----------
                                                Total Commercial Services & Supplies                                  $    75,833
                                                                                                                      -----------


  The accompanying notes are an integral part of these financial statements.  19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                                            Value
                                            Transportation - 0.1%
                                            Air Freight & Couriers - 0.1%
      16,866    3.1000        B/Ba2         TNT Logistics, Additional Pre-Term Loan, 11/4/13                   $    10,457
      45,367    5.0463        NR/Ba2        TNT Logistics, U.S. Term Loan, 11/4/13                                  28,128
                                                                                                               -----------
                                                                                                               $    38,585
                                                                                                               -----------
                                            Total Transportation                                               $    38,585
                                                                                                               -----------
                                            Automobiles & Components - 0.2%
                                            Tires & Rubber - 0.2%
     230,000    2.2200        BB/Ba1        Goodyear Tire & Rubber Co., Second Term Loan, 4/30/14              $   147,775
                                                                                                               -----------
                                            Total Automobiles & Components                                     $   147,775
                                                                                                               -----------
                                            Consumer Durables & Apparel - 0.3%
                                            Homebuilding - 0.1%
     232,318    8.2500        B+/B2         LandSource Communities, Roll Up Facility Loan, 6/1/09              $    53,433
                                                                                                               -----------
                                            Housewares & Specialties - 0.2%
     147,750    3.9588        BB-/Ba3       Jarden Corp., Term Loan B3, 1/24/12                                $   115,393
                                                                                                               -----------
                                            Total Consumer Durables & Apparel                                  $   168,826
                                                                                                               -----------
                                            Consumer Services - 0.3%
                                            Casinos & Gaming - 0.3%
      58,333    6.5525        BB-/Ba3       Gateway Casinos & Entertainment, Delayed Draw Loan, 9/30/14        $    25,958
     288,750    6.5525        BB-/Ba3       Gateway Casinos & Entertainment, Term Advance Loan, 9/30/14            128,494
                                                                                                               -----------
                                                                                                               $   154,452
                                                                                                               -----------
                                            Total Consumer Services                                            $   154,452
                                                                                                               -----------
                                            Media - 0.1%
                                            Cable & Satellite - 0.1%
      99,250    8.5000        B+/B1         Charter Communications, Incremental Term Loan, 3/6/14              $    79,152
                                                                                                               -----------
                                            Total Media                                                        $    79,152
                                                                                                               -----------
                                            Retailing - 0.3%
                                            Specialty Stores - 0.3%
     244,987    3.8733        BB-/B2        Sally Holdings LLC, Term B Loan, 11/16/13                          $   175,574
                                                                                                               -----------
                                            Total Retailing                                                    $   175,574
                                                                                                               -----------
                                            Health Care Equipment & Services - 0.9%
                                            Health Care Equipment - 0.5%
     305,888    5.6416        B+/B2         Talecris Biotherapeutics, Inc., First Term Loan, 12/6/13           $   268,416
                                                                                                               -----------
                                            Health Care Facilities - 0.4%
     116,064    4.4454        BB/Ba3        CHS/Community Health Systems, Inc., Funded Term Loan, 7/25/14      $    90,936
       1,979    1.8013        BB/Ba3        CHS/Community Health Systems, Inc., Delayed Draw Loan, 7/25/14           1,550
     177,246    4.8234        B+/Ba2        Sun Healthcare Group, Inc., Term Loan, 4/19/14                         122,299
      40,230    1.3588        B+/Ba2        Sun Healthcare Group, Inc., Synthetic LC Loan, 4/19/15                  27,759
      23,852    3.7443        B+/Ba2        Sun Healthcare Group, Inc., Delayed Draw Loan, 4/19/16                  16,458
                                                                                                               -----------
                                                                                                               $   259,002
                                                                                                               -----------
                                            Total Health Care Equipment & Services                             $   527,418
                                                                                                               -----------
                                            Insurance - 0.2%
                                            Insurance Brokers - 0.2%
     246,875    4.4588        B-/B3         Alliant Holdings I, Inc., Term Loan, 8/21/14                       $   148,125
                                                                                                               -----------
                                            Total Insurance                                                    $   148,125
                                                                                                               -----------


20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                                     Value
                                            Technology Hardware & Equipment - 0.5%
                                            Electronic Equipment & Instruments - 0.5%
      96,822    6.7013        BB/Ba2        Huawei-3Com Co., Ltd., Tranche B Term Loan, 9/28/12         $    79,878
      79,000    7.4994        BB+/Ba3       L-1 Identity Solutions, Inc., Term Loan, 8/15/13                 69,718
     195,073    4.7200        B/B3          Scitor Corp., Term Loan, 9/26/14                                172,639
                                                                                                        -----------
                                                                                                        $   322,235
                                                                                                        -----------
                                            Total Technology Hardware & Equipment                       $   322,235
                                                                                                        -----------
                                            Semiconductors - 0.4%
                                            Semiconductor Equipment - 0.3%
      77,148    7.0688        BB-/Ba1       Flextronics Semiconductor, A-1-A Delayed Loan, 10/1/14      $    49,632
     268,476    6.1554        BB-/Ba1       Flextronics Semiconductor, A Closing Date Loan, 10/1/14         172,720
                                                                                                        -----------
                                                                                                        $   222,352
                                                                                                        -----------
                                            Semiconductors - 0.1%
      98,000    3.9313        BB/NR         Freescale Semiconductor, Term Loan, 11/29/13                $    57,384
                                                                                                        -----------
                                            Total Semiconductors                                        $   279,736
                                                                                                        -----------
                                            Telecommunication Services - 0.6%
                                            Integrated Telecommunication Services - 0.3%
      21,150    4.4600        B+/B2         Telesat Canada, U.S. Term II Loan, 10/31/14                 $    14,616
     246,253    6.1043        B+/B2         Telesat Canada, U.S. Term I Loan, 10/31/14                      170,178
                                                                                                        -----------
                                                                                                        $   184,794
                                                                                                        -----------
                                            Wireless Telecommunication Services - 0.3%
     237,374    3.9517        BB-/Ba2       Stratos Global Corp., Term B Facility Loan, 2/13/12         $   197,614
                                                                                                        -----------
                                            Total Telecommunication Services                            $   382,408
                                                                                                        -----------
                                            Utilities - 0.2%
                                            Independent Power Producer & Energy Traders - 0.2%
      83,639    2.6750        BB/Ba1        NRG Energy, Inc., Term Loan, 2/1/13                         $    72,954
      41,213    1.3588        BB/Ba1        NRG Energy, Inc., Credit-Linked Loan, 2/1/13                     35,948
                                                                                                        -----------
                                                                                                        $   108,902
                                                                                                        -----------
                                            Total Utilities                                             $   108,902
                                                                                                        -----------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $5,051,968)                                           $ 3,408,995
                                                                                                        -----------

      Shares
                                            PREFERRED STOCK - 0.5%
                                            Diversified Financials - 0.5%
                                            Diversified Finance Services - 0.5%
         495                                Bank of America Corp. 7.25%, 12/31/49                      $   321,750
                                                                                                       -----------
                                            Total Diversified Financials                               $   321,750
                                                                                                       -----------
                                            TOTAL PREFERRED STOCK
                                            (Cost $382,961)                                            $   321,750
                                                                                                       -----------
                                            COMMON STOCK - 0.1%
                                            Materials - 0.0%
                                            Forest Products - 0.0%
      11,450                                Ainsworth Lumber Co., Ltd.*                                $     9,336
                                                                                                       -----------
                                            Total Materials                                            $     9,336
                                                                                                       -----------

  The accompanying notes are an integral part of these financial statements.  21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

                Floating      S&P/Moody's
                Rate (c)      Ratings
      Shares    (unaudited)   (unaudited)                                   Value
                                            Transportation - 0.1%
                                            Airlines - 0.1%
       3,201                                Delta Air Lines Inc.*     $    36,683
                                                                      -----------
                                            Total Transportation      $    36,683
                                                                      -----------
                                            TOTAL COMMON STOCK
                                            (Cost $153,643)           $    46,019
                                                                      -----------

   Principal
  Amount ($)
                TEMPORARY CASH INVESTMENTS - 2.4%
                Securities Lending Collateral - 2.4% (d)
                Certificates of Deposit:
      33,885    Abbey National Plc, 3.15%, 8/13/09                 $    33,885
      33,880    Bank of Nova Scotia, 3.21%, 5/5/09                      33,880
      54,151    Bank of Scotland NY, 2.92%, 6/5/09                      54,151
      60,993    Barclays Bank, 1.5%, 5/27/09                            60,993
      10,773    Calyon NY, 4.62%, 1/16/09                               10,773
      67,770    CBA, 4.87%, 7/16/09                                     67,770
      60,993    DNB NOR Bank ASA NY, 3.04%, 6/5/09                      60,993
      62,077    Intesa SanPaolo S.p.A., 1.44%, 5/22/09                  62,077
       3,925    NORDEA NY, 4.13%, 4/9/09                                 3,925
      50,827    Royal Bank of Canada NY, 2.7%, 8/7/09                   50,827
      33,885    Royal Bank of Scotland, 3.06%, 3/5/09                   33,885
       6,774    Skandinavian Enskilda Bank NY, 3.06%, 2/13/09            6,774
      67,770    Societe Generale, 3.29%, 9/4/09                         67,770
      60,993    Svenska Bank NY, 4.61%, 7/8/09                          60,993
      67,770    U.S. Bank NA, 2.25%, 8/24/09                            67,770
                                                                   -----------
                                                                   $   676,466
                                                                   -----------
                Commercial Paper:
       6,458    BBVA U.S., 2.83%, 3/12/09                          $     6,458
      67,770    Monumental Global Funding, Ltd., 2.5%, 8/17/09          67,770
      33,885    CME Group, Inc., 2.9%, 8/6/09                           33,885
      33,881    General Electric Capital Corp., 2.86%, 3/16/09          33,881
      66,550    American Honda Finance Corp., 4.95%, 7/14/09            66,550
      67,770    HSBC Bank, Inc., 2.5%, 8/14/09                          67,770
      33,885    IBM, 2.39%, 9/25/09                                     33,885
      60,993    Met Life Global Funding, 3.19%, 6/12/09                 60,993
      60,993    New York Life Global, 2.13%, 9/4/09                     60,993
      57,604    Westpac Banking Corp., 2.34%, 6/1/09                    57,604
                                                                   -----------
                                                                   $   489,788
                                                                   -----------
                Tri-party Repurchase Agreements:
     149,094    Deutsche Bank, 0.25%, 1/2/09                       $   149,094
      11,513    Barclays Capital Markets, 0.5%, 1/2/09                  11,513
                                                                   -----------
                                                                   $   160,606
                                                                   -----------
                Time Deposit:
      67,770    BNP Paribas, 0.01%, 1/2/09                         $    67,770
                                                                   -----------


22  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal    Floating      S&P/Moody's
  Amount ($)    Rate (c)      Ratings
                (unaudited)   (unaudited)                                                          Value
                                            Money Market Mutual Funds:
      16,942                                Columbia Government Reserves Fund                $    16,942
      50,827                                JP Morgan, U.S. Government Money Market Fund          50,827
                                                                                             -----------
                                                                                             $    67,770
                                                                                             -----------
                                            Total Securities Lending Collateral              $ 1,462,400
                                                                                             -----------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $1,462,400)                                $ 1,462,400
                                                                                             -----------
                                            TOTAL INVESTMENT IN SECURITIES - 99.0%
                                            (Cost $75,852,273)(a)                            $61,187,711
                                                                                             -----------
                                            OTHER ASSETS AND LIABILITIES - 1.0%              $   622,455
                                                                                             -----------
                                            TOTAL NET ASSETS - 100.0%                        $61,810,166
                                                                                             ===========

*      Non-income producing security.
+      Investment deemed to be an affiliate of the Fund.
NR     Not rated by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2008, the value of these securities amounted to $9,631,850 or 15.6% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $75,858,933 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost                                   $  1,407,443
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value                                    (16,078,665)
                                                                                            ------------
       Net unrealized loss                                                                  $(14,671,222)
                                                                                            ============

(b)    At December 31, 2008, the following securities were out on loan:

     Principal
    Amount ($)                      Description                           Value
       150,000     Allison Transmission, 11.0%, 11/1/15 (144A)         $   73,500
       128,000     Central Garden, 9.125%, 2/1/13                          75,520
       400,000     Graham Packaging Co., 8.5%, 10/15/12                   285,000
       270,000     Kinder Morgan Energy, 5.95%, 2/15/18                   230,436
       260,000     MBIA, Inc., Floating Rate Note, 1/15/33 (144A)         132,600
       133,000     Sally Holdings, 9.25%, 11/15/14 (144A)                 114,380
       273,000     Sibacademfinance Plc, 9.0%, 5/12/09 (144A)             274,567
        38,000     Tenneco Automotive, Inc., 8.625%, 11/15/14              14,440
       100,000     Turanalem Finance BV, 8.5%, 2/10/15 (144A)              43,000
       120,000     Verasun Energy Corp., 9.875%, 12/15/12                  72,000
       190,000     Yankee Acquisition Corp., 9.75%, 2/15/17                79,800
                                                                       ----------
                   Total                                               $1,395,243
                                                                       ==========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(d)    Security lending collateral is managed by Credit Suisse, New York Branch.
(e)    Security is in default and is non-income producing.


  The accompanying notes are an integral part of these financial statements.  23

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/08                                    (continued)
--------------------------------------------------------------------------------

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD  Australian Dollar
DKK  Danish Kroner
EURO Euro
ITL  Italian Lira
JPY  Japanese Yen
NOK  Norwegian Krone
SEK  Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2008 were as follows:

                                   Purchases           Sales
   Long-term U.S. Government      $14,412,187       $40,286,374
   Other Long-Term Securities     $34,020,691       $ 8,118,303

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Portfolio's assets:

                                                   Investments in     Other Financial
Valuation Inputs                                     Securities         Instruments
-------------------------------------------------------------------------------------
Level 1 - Quoted Prices                              $   367,769          $     -
Level 2 - Other Significant Observable Inputs         60,819,942           18,367
Level 3 - Significant Unobservable Inputs                      -                -
                                                     -----------          -------
Total                                                $61,187,711          $18,367
                                                     ===========          =======


24  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class I                                              12/31/08        12/31/07        12/31/06        12/31/05        12/31/04
Net asset value, beginning of period               $    10.83      $    10.80      $    10.76      $    11.26      $    11.01
                                                   ----------      ----------      ----------      ----------      ----------
Increase (decrease) from investment operations:
 Net investment income                             $     0.68      $     0.58      $     0.55      $     0.61      $     0.60
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                          (1.86)           0.09            0.12           (0.31)           0.47
                                                   ----------      ----------      ----------      ----------      ----------
  Net increase (decrease) from investment
    operations                                     $    (1.18)     $     0.67      $     0.67      $     0.30      $     1.07
Distributions to shareowners:
 Net investment income                                  (0.72)          (0.58)          (0.58)          (0.64)          (0.66)
 Net realized gain                                      (0.02)          (0.06)          (0.05)          (0.16)          (0.16)
                                                   ----------      ----------      ----------      ----------      ----------
  Net increase (decrease) in net asset value       $    (1.92)     $     0.03      $     0.04      $    (0.50)     $     0.25
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                     $     8.91      $    10.83      $    10.80      $    10.76      $    11.26
                                                   ==========      ==========      ==========      ==========      ==========
Total return*                                          (11.57)%          6.43%           6.48%           2.74%          10.25%
Ratio of net expenses to average net assets+             0.89%           0.84%           0.83%           0.89%           1.03%
Ratio of net investment income to average
 net assets+                                             6.49%           5.26%           5.13%           5.57%           5.52%
Portfolio turnover rate                                    66%             64%             44%             46%             53%
Net assets, end of period (in thousands)           $   12,822      $   17,665      $   18,989      $   20,662      $   20,814
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                            0.89%           0.84%           0.83%           0.89%           1.03%
 Net investment income                                   6.49%           5.26%           5.13%           5.57%           5.52%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


  The accompanying notes are an integral part of these financial statements.  25

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class II                                             12/31/08        12/31/07        12/31/06        12/31/05        12/31/04
Net asset value, beginning of period               $    10.83      $    10.80      $    10.76      $    11.26      $    11.01
                                                   ----------      ----------      ----------      ----------      ----------
Increase from investment operations:
 Net investment income                             $     0.64      $     0.53      $     0.51      $     0.55      $     0.55
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                          (1.84)           0.12            0.14           (0.28)           0.49
                                                   ----------      ----------      ----------      ----------      ----------
  Net increase from investment operations          $    (1.20)     $     0.65      $     0.65      $     0.27      $     1.04
Distributions to shareowners:
 Net investment income                                  (0.69)          (0.56)          (0.56)          (0.61)          (0.63)
 Net realized gain                                      (0.02)          (0.06)          (0.05)          (0.16)          (0.16)
                                                   ----------      ----------      ----------      ----------      ----------
  Net increase (decrease) in net asset value       $    (1.91)     $     0.03      $     0.04      $    (0.50)     $     0.25
                                                   ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                     $     8.92      $    10.83      $    10.80      $    10.76      $    11.26
                                                   ==========      ==========      ==========      ==========      ==========
Total return*                                          (11.69)%          6.17%           6.24%           2.49%           9.95%
Ratio of net expenses to average net assets+             1.14%           1.08%           1.07%           1.14%           1.29%
Ratio of net investment income to average
 net assets+                                             6.27%           5.03%           4.88%           5.30%           5.49%
Portfolio turnover rate                                    66%             64%             44%             46%             53%
Net assets, end of period (in thousands)           $   48,988      $   59,543      $   48,052      $   40,045      $   25,027
Ratios with no waiver of management fees and
 assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                            1.14%           1.08%           1.07%           1.14%           1.29%
 Net investment income                                   6.27%           5.03%           4.88%           5.30%           5.49%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.


26  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/08
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities of unaffiliated issuers, at value (including securities loaned of
   $1,395,243) (cost $75,693,618)                                                             $  61,078,140
 Investment in securities of affiliated issuers, at value
   (cost $158,655)                                                                                  109,571
 Total Investments in securities, at value
   (cost $75,852,273)                                                                         $  61,187,711
 Cash                                                                                               724,530
 Foreign currencies, at value (cost $46,784)                                                         42,553
 Receivables --
  Investment securities sold                                                                             51
  Portfolio shares sold                                                                             268,577
  Dividends and interest                                                                          1,104,049
   Forward foreign currency portfolio hedge contracts, open-net                                      18,367
                                                                                              -------------
     Total assets                                                                             $  63,345,838
                                                                                              -------------
LIABILITIES:
 Payables --
  Portfolio shares repurchased                                                                $      14,276
  Dividends                                                                                             132
  Upon return of securities loaned                                                                1,462,400
 Due to affiliates                                                                                    1,540
 Unrealized depreciation on unfunded corporate loans                                                    857
 Accrued expenses                                                                                    56,467
                                                                                              -------------
    Total liabilities                                                                         $   1,535,672
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $  74,004,856
 Undistributed net investment income                                                              1,162,333
 Accumulated net realized gain on investments and foreign currency transactions                   1,304,833
 Net unrealized loss on investments                                                             (14,665,419)
 Net unrealized gain on forward foreign currency contracts and other assets and
  liabilities denominated in foreign currencies                                                       3,563
                                                                                              -------------
   Total net assets                                                                           $  61,810,166
                                                                                              -------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class 1 (based on $12,821,836/1,438,519 shares)                                              $        8.91
                                                                                              -------------
 Class 2 (based on $48,988,330/5,492,928 shares)                                              $        8.92
                                                                                              -------------

  The accompanying notes are an integral part of these financial statements.  27

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 For the Year Ended 12/31/08

INVESTMENT INCOME:
 Dividends                                                                               $      13,322
 Interest (net of foreign taxes withheld of $2,727)
  (including income from affiliates of $14,800)                                              5,500,518
 Income from securities loaned, net                                                             19,138
                                                                                         -------------
   Total investment income                                                                                   $   5,532,978
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     486,372
 Transfer agent fees
  Class I                                                                                        1,188
  Class II                                                                                       1,188
 Distribution fees (Class II)                                                                  146,059
 Administrative fees                                                                            22,440
 Custodian fees                                                                                 38,809
 Professional fees                                                                              49,081
 Printing expense                                                                               19,720
 Fees and expenses of nonaffiliated trustees                                                     6,186
 Miscellaneous                                                                                  40,138
                                                                                         -------------
   Total expenses                                                                                            $     811,181
                                                                                                             -------------
     Net investment income                                                                                   $   4,721,797
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
  Investments                                                                            $   1,298,712
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                          683,058       $   1,981,770
                                                                                         -------------       -------------
 Change in net unrealized gain (loss) on:
  Investments                                                                            $ (15,530,006)
  Unfunded corporate loans                                                                        (384)
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                         (205,011)      $ (15,735,401)
                                                                                         -------------       -------------
 Net loss on investments and foreign currency transactions                                                   $ (13,753,631)
                                                                                                             -------------
 Net decrease in net assets resulting from operations                                                        $  (9,031,834)
                                                                                                             -------------

 28  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 For the Years Ended 12/31/08 and 12/31/07, respectively

                                                                                             Year Ended         Year Ended
                                                                                              12/31/08           12/31/07
FROM OPERATIONS:
Net investment income                                                                      $   4,721,797      $   3,664,717
Net realized gain on investments and foreign currency transactions                             1,981,770            515,048
Change in net unrealized gain (loss) on investments and foreign currency transactions        (15,735,401)           219,121
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $  (9,031,834)     $   4,398,886
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.72 and $0.58 per share, respectively)                                        $  (1,143,226)     $    (964,681)
  Class II ($0.69 and $0.56 per share, respectively)                                          (3,939,576)        (2,801,756)
Net realized gain:
  Class I ($0.02 and $0.06 per share, respectively)                                              (25,046)           (97,901)
  Class II ($0.02 and $0.06 per share, respectively)                                             (88,896)          (289,780)
                                                                                           -------------      -------------
    Total distributions to shareowners                                                     $  (5,196,744)     $  (4,154,118)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  23,423,302      $  25,658,519
Reinvestment of distributions                                                                  5,196,736          4,146,944
Cost of shares repurchased                                                                   (29,789,099)       (19,883,006)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                           $  (1,169,061)     $   9,922,457
                                                                                           -------------      -------------
  Net increase (decrease) in net assets                                                    $ (15,397,639)     $  10,167,225
NET ASSETS:
Beginning of year                                                                             77,207,805         67,040,580
                                                                                           -------------      -------------
End of year                                                                                $  61,810,166      $  77,207,805
                                                                                           =============      =============
Undistributed net investment income, end of period                                         $   1,162,333      $     894,454
                                                                                           =============      =============

                                                           '08 Shares        '08 Amount        '07 Shares        '07 Amount
CLASS I
Shares sold                                                   203,690      $   2,070,181          218,594      $   2,353,237
Reinvestment of distributions                                 114,641          1,168,264           97,928          1,055,408
Less shares repurchased                                      (510,910)        (5,037,442)        (442,830)        (4,775,644)
                                                           ----------      -------------       ----------      -------------
  Net decrease                                               (192,579)     $  (1,798,997)        (126,308)     $  (1,366,999)
                                                           ==========      =============       ==========      =============
CLASS II
Shares sold                                                 2,036,958      $  21,353,121        2,161,498      $  23,305,282
Reinvestment of distributions                                 396,075          4,028,472          286,906          3,091,536
Less shares repurchased                                    (2,438,095)       (24,751,657)      (1,397,871)       (15,107,362)
                                                           ----------      -------------       ----------      -------------
  Net increase (decrease)                                      (5,062)     $     629,936        1,050,533      $  11,289,456
                                                           ==========      =============       ==========      =============

  The accompanying notes are an integral part of these financial statements.  29

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectuses contain unaudited information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security. At December 31, 2008 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5)

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2008, no such taxes were paid.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2008, the Portfolio has reclassified $628,884 to increase undistributed net investment income and $628,884 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2008, was as follows:

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    2008              2007
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                $ 5,196,744        $3,866,467
 Long-term capital gain                                   -           287,651
                                                -----------        ----------
   Total distributions                          $ 5,196,744        $4,154,118
                                                ===========        ==========
 Distributable Earnings:
 Undistributed ordinary income                  $ 2,012,134
 Undistributed long-term gain                       480,059
 Unrealized depreciation                        (14,686,883)
                                                -----------
   Total                                        (12,194,690)
                                                ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax basis adjustments on defaulted bonds and the tax treatment of mark-to-market of foreign currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $633,101 in commissions on the sale of Trust shares for the year ended December 31, 2008. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Portfolio's security lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredit manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,124 in management fees, administrative costs and certain other fees payable to PIM at December 31, 2008.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredit provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $90 in transfer agent fees payable to PIMSS at December 31, 2008.

4. Distribution Plan
The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II Shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $326 in distribution fees payable to PFD at December 31, 2008.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2008, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2008, outstanding forward Portfolio hedge contracts were as follows:

---------------------------------------------------------------------------------------------------
                                                                                            Net
                             Contracts to     In Exchange   Settlement                  Unrealized
Currency                        Deliver           For          Date          Value      Gain (Loss)
---------------------------------------------------------------------------------------------------
 AUD (Australian Dollar)      (670,000)       $  446,676      1/12/09    $   (474,859)    (28,183)
 EURO (European Dollar)     (1,665,000)        2,362,618      1/30/09      (2,320,702)     41,916
 JPY (Japanese Yen)        (54,310,000)          602,333       2/5/09        (597,356)      4,977
 NOK (Norwegian Krone         (255,000)           36,249      1/30/09         (36,592)       (343)
---------------------------------------------------------------------------------------------------

6. Unfunded Loan Commitments
As of December 31, 2008, the Portfolio had unfunded loan commitments of approximately $3,957 (excluding unrealized depreciation on those commitments of $857 as of December 31, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
Borrower                                                     Unfunded Commitment
--------------------------------------------------------------------------------
 CHS/Community Health                                              $ 3,957
--------------------------------------------------------------------------------

7. Affiliated Companies
The Portfolio's investments in securities managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Portfolio for the year ended December 31, 2008:

--------------------------------------------------------------------------------------------------------------
                        Principal     Purchases      Sales     Principal                  Net
                          Amount     (principal   (principal     Amount    Interest     Realized
Affiliates               12/31/07      amount)      amount)     12/31/08    Income    (Loss) Gain     Value
--------------------------------------------------------------------------------------------------------------
 ATF Bank JSC, 9.25%,
 4/12/12 (144A)         $160,000        $-           $-        $160,000    $14,800       $-          $109,571
--------------------------------------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/08                              (continued)
--------------------------------------------------------------------------------

8. New Pronouncement
In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /S/ Ernst & Young

Boston, Massachusetts
February 6, 2009

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
The percentage of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 65.76%.

--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trustss operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (82)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director      None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Chairman and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr
                                                                            LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury        Trustee and       Trustee since 2008. Serves     Director, CEO and President of      None
(50)*                      Executive Vice    until a successor trustee is   Pioneer Investment Management
                           President         elected or earlier             USA Inc. (since February 2007);
                                             retirement or removal.         Director and President of
                                                                            Pioneer Investment Management,
                                                                            Inc. and Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            February 2007); Executive Vice
                                                                            President of all of the Pioneer
                                                                            Funds (since March 2007);
                                                                            Director of Pioneer Global Asset
                                                                            Management S.p.A. (since April
                                                                            2007); Head of New Markets
                                                                            Division, Pioneer Global Asset
                                                                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
David R. Bock (65)         Trustee          Trustee since 2005. Serves      Executive Vice President and        Director of
                                            until a successor trustee is    Chief Financial Officer, I-trax,    Enterprise Community
                                            elected or earlier              Inc. (publicly traded health        Investment, Inc.
                                            retirement or removal.          care services company) (2004 -      (privately-held
                                                                            2007); Partner, Federal City        affordable housing
                                                                            Capital Advisors (boutique          finance company);
                                                                            merchant bank) (1997 to 2004 and    and Director of New
                                                                            2008 - present); and Executive      York Mortgage Trust
                                                                            Vice President and Chief            (publicly traded
                                                                            Financial Officer, Pedestal Inc.    mortgage REIT)
                                                                            (internet-based mortgage trading
                                                                            company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2000. Serves      President, Bush International,      Director of Marriott
                                            until a successor trustee is    LLC (international financial        International, Inc.,
                                            elected or earlier              Advisory firm)                      Director of Discover
                                            retirement or removal.                                              Financial Services
                                                                                                                (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman       Trustee          Trustee since 2008. Serves      Professor, Harvard University       Trustee, Mellon
(64)                                        until a successor trustee is                                        Institutional Funds
                                            elected or earlier                                                  Investment Trust and
                                            retirement or removal                                               Mellon Institutional
                                                                                                                Funds Master
                                                                                                                Portfolio (oversees
                                                                                                                17 portfolios in
                                                                                                                fund complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice             None
(61)                                        until a successor trustee is    President and Corporate
                                            elected or earlier              Secretary, The Winthrop Group,
                                            retirement or removal.          Inc. (consulting firm); and
                                                                            Desautels Faculty of Management,
                                                                            McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)       Trustee          Trustee since 2006. Serves      Chief Executive Officer,            None
                                            until a successor trustee is    Quadriserv, Inc. (technology
                                            elected or earlier              products for securities lending
                                            retirement or removal.          industry) (2008 - present);
                                                                            Private investor (2004 - 2008);
                                                                            and Senior Executive Vice
                                                                            President, The Bank of New York
                                                                            (financial and securities
                                                                            services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee          Trustee since 1995. Serves      President and Chief Executive       Director of New
                                            until a successor trustee is    Officer, Newbury, Piret &           America High Income
                                            elected or earlier              Company, Inc. (investment           Fund, Inc.
                                            retirement or removal.          banking firm)                       (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)       Trustee          Trustee since 2008. Serves      Senior Counsel, Sullivan &          Director, The Swiss
                                            until a successor trustee is    Cromwell LLP (law firm)             Helvetia Fund, Inc.
                                            elected or earlier                                                  (closed-end
                                            retirement or removal.                                              investment company)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Dorothy E. Bourassa (60)   Secretary         Since 2000. Serves at the      Secretary of PIM-USA; Senior        None
                                             discretion of the Board        Vice President - Legal of
                                                                            Pioneer; Secretary/ Clerk of
                                                                            most of PIM-USA's subsidiaries;
                                                                            and Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003 (Assistant Secretary from
                                                                            November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44) Assistant         Since 2003. Serves at the      Associate General Counsel of        None
                           Secretary         discretion of the Board        Pioneer since January 2008 and
                                                                            Assistant Secretary of all of
                                                                            the Pioneer Funds since
                                                                            September 2003; Vice President
                                                                            and Senior Counsel of Pioneer
                                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)       Treasurer         Since 2008. Serves at the      Vice President - Fund               None
                                             discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Treasurer of all of
                                                                            the Pioneer Funds since March
                                                                            2008; Deputy Treasurer of
                                                                            Pioneer from March 2004 to
                                                                            February 2008; Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds from March 2004 to
                                                                            February 2008; and Treasurer and
                                                                            Senior Vice President, CDC IXIS
                                                                            Asset Management Services from
                                                                            2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant         Since 2000. Serves at the      Assistant Vice President - Fund     None
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant         Since 2002. Serves at the      Fund Accounting Manager - Fund
                           Treasurer         discretion of the Board        Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the      Fund Administration Manager -       None
  (35)                     Treasurer         discretion of the Board        Fund Accounting, Administration
                                                                            and Controllership Services
                                                                            since June 2003 and Assistant
                                                                            Treasurer of all of the Pioneer
                                                                            Funds since September 2003;
                                                                            Assistant Vice President -
                                                                            Mutual Fund Operations of State
                                                                            Street Corporation from June
                                                                            2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)     Chief             Since 2007. Serves at the      Chief Compliance Officer of         None
                           Compliance        discretion of the Board        Pioneer since December 2006 and
                           Officer                                          of all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity Investments
                                                                            (February 2005 to July 2005);
                                                                            Independent Consultant (July
                                                                            1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO]PIONEER
      Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   20364-02-0209



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's 19 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $617,700 in 2008 and $567,425 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit-Related and Other Fees
There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2008 and 2007.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return totaled $157,510 in 2008 and $148,580 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2008 and 2007, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $157,510 in 2008 and $148,580 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 27, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 27, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date February 27, 2009

* Print the name and title of each signing officer under his or her signature.